As filed with the Securities and Exchange Commission on July 27, 2023
Securities Act File No. 333-[            ]
Investment Company Act File No. 811-22973

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO.	☐
AND/OR

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 20	☒

AMG PANTHEON FUND, LLC
(Exact Name of Registrant as Specified in its Charter)

680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (877) 355-1566
Mark J. Duggan
AMG Funds LLC
680 Washington Boulevard, Suite 500
Stamford, Connecticut 06901
(Name and address of agent for service)

Copy to:
Gregory C. Davis
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to Section 8(c) of the Securities Act
The following boxes should only be included and completed if the registrant is making this filing in accordance with Rule 486 under the Securities Act.

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 31, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed registration statement.
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                 .

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed‑End Fund (closed‑end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☐	Business Development Company (closed‑end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed‑End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c‑3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b‑2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
Pursuant to Rule 429 under the Securities Act, the prospectus in this Registration Statement is a combined prospectus and relates to Registration Statement File No. 333‑266399, dated July 31, 2022, Registration Statement File No. 333‑264013, dated March 31, 2022, Registration Statement File No. 333‑258314, dated July 31, 2021, and Registration Statement File No. 333‑238184, dated July 31, 2020, each as previously filed by the Registrant on Form N‑2 (the “Prior Registration Statements”). This prospectus will be used in connection with sales of securities registered by the Registrant under the Prior Registration Statements. This Registration Statement and the Prior Registration Statements amended hereby will be collectively referred to as the “Registration Statement.”

PROSPECTUS
AMG Pantheon Fund, LLC
CLASS 1 UNITS
July 31, 2023
AMG Pantheon Fund, LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed‑end, non‑diversified, management investment company. The Fund’s investment adviser is Pantheon Ventures (US) LP (the “Adviser”). The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in AMG Pantheon Master Fund, LLC (the “Master Fund”), a Delaware limited liability company also registered under the 1940 Act as a non‑diversified, closed‑end management investment company. The Master Fund has the same investment objective as that of the Fund. The Master Fund expects to invest primarily in private investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co‑investments in portfolio companies, although the allocation among those types of investments may vary from time to time.
The Fund offers Class 1, Class 2, Class 3, Class 4 and Class 5 units of beneficial interest. The Fund has registered under the Securities Act of 1933, as amended (the “Securities Act”), $4,500,000,000 in units of beneficial interest for sale under the registration statement to which this prospectus (the “Prospectus”) relates. This Prospectus offers Class 1 units of beneficial interest of the Fund (the “Units”). Class 2, Class 3, Class 4, and Class 5 units of beneficial interest of the Fund are offered in a separate prospectus. You may call BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), at (877) 355‑1566 to obtain more information concerning the Fund’s Class 2, Class 3, Class 4, and Class 5 units, including the prospectus for such units. No person who is admitted as a unitholder of the Fund (an “Investor”) will have the right to require the Fund to redeem any Units, and the Units will have very limited liquidity, as described in this Prospectus. A distribution by the Fund potentially may be treated as a return of capital for U.S. federal income tax purposes. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. The Fund has previously been registered under the 1940 Act.

	Price to Public	Proceeds to the Fund(2)
Per Class 1 Unit(1)	At Current NAV	Amount Invested at Current NAV

Total, including Class 2, Class 3, Class 4 and Class 5 units of the Fund	Up to $4,500,000,000	Up to $4,500,000,000 (3)

(1)	The Class 1 Units will be publicly offered at current net asset value (“NAV”) per unit and are not subject to any sales loads. See “The Offering” below.

(2)
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund, the Master Fund, and each of the Master Fund’s two wholly-owned subsidiaries to waive the monthly management fee payable to the Adviser by any of the Master Fund and its subsidiaries, as applicable, and to pay or reimburse the Fund’s expenses such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed on page 16) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). The Expense Limitation and Reimbursement Agreement shall remain in effect until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund. See “Expense Limitation and Reimbursement Agreement” below.

(3)	Total proceeds to the Fund assume the sale of all Units registered under the registration statement to which this Prospectus relates.

AMG Distributors, Inc. (the “Distributor”) acts as the distributor for the Units and serves in that capacity on a best efforts basis, subject to various conditions. Pantheon Securities, LLC, a wholly-owned subsidiary of Pantheon Ventures Inc., acts as sub‑distributor for the Units.
PURCHASERS OF UNITS OF THE FUND WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND (THE “LLC AGREEMENT”). A COPY OF THE LLC AGREEMENT IS ATTACHED AS APPENDIX A TO THIS PROSPECTUS.
Investments in the Fund may be made only by “Eligible Investors” as defined in this Prospectus. See “Application For Investment - Eligible Investors.”
AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO:

•	LOSS OF CAPITAL.

•	THE UNITS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE UNITS WILL DEVELOP.

•	THE UNITS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LLC AGREEMENT.

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ALTHOUGH THE FUND MAY OFFER TO REPURCHASE UNITS FROM TIME TO TIME, UNITS ARE NOT REDEEMABLE AT AN INVESTOR’S SOLE OPTION NOR ARE THEY EXCHANGEABLE FOR UNITS OR SHARES OF ANY OTHER FUND. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER UNITS OR MAY LIQUIDATE HIS OR HER UNITS BELOW THE PRICE OF THE INVESTOR’S INITIAL PURCHASE PRICE.

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UNITS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT AND FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.

•	IT IS ANTICIPATED THAT THE FUND WILL REPURCHASE NO MORE THAN 5% OF ITS NET ASSETS PER QUARTER.
See “Types of Investments and Related Risk Factors.”
This Prospectus sets forth information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated July 31, 2023, as revised or supplemented from time to time, has been filed with the SEC. The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain a copy of the SAI and the Fund’s annual and semi-annual reports without charge by writing to or calling the Transfer Agent at (877) 355‑1566. You can obtain the SAI, material incorporated by reference herein and other information about the Fund on the SEC’s website (http://www.sec.gov). Additionally, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found on the Fund’s investor web portal.
None of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission, or any state securities commission has approved or disapproved the Fund’s Units or passed upon the adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.
No broker-dealer, salesperson, or other person is authorized to give an Investor any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.
The stated minimum initial investment in the Fund is $50,000 for the Class 1 Units, and the minimum additional investment in the Fund is $10,000, which minimums may be reduced by the Fund in the discretion of the Adviser or AMG Funds LLC (the “Sponsor”) based on consideration of various factors, including the Investor’s overall relationship with the Adviser or Sponsor, the Investor’s holdings in other funds affiliated with the Adviser or Sponsor, and such other matters as the Adviser or Sponsor may consider relevant at the time. See “Summary of Terms—Application for Units.” Investors should review the prospectus for Class 2, Class 3, Class 4, and Class 5 units of the Fund to determine whether they are eligible to invest in such units.
In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.
The date of this Prospectus is July 31, 2023.

AMG PANTHEON FUND, LLC
Class 1 Units
SUMMARY OF TERMS
This is only a summary and does not contain all of the information that a prospective Investor (as defined below) should consider before investing in AMG Pantheon Fund, LLC (the “Fund”). Before investing, a prospective Investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective Investor.

The Fund	The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed‑end, non‑diversified management investment company. The Fund’s investment adviser is Pantheon Ventures (US) LP (the “Adviser”). The Fund has elected and intends each year to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is an appropriate investment only for “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) (“Investors”) who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers Class 1, Class 2, Class 3, Class 4 and Class 5 units of beneficial interest, each of which is subject to different investment minimums and fees and expenses, which may affect performance. Each class of units (each, a “Class”) has certain differing characteristics, particularly in terms of the sales load that Investors in that class may bear, and the distribution fees and investor servicing fees that each class may be charged. This Prospectus relates to Class 1 units of the Fund (the “Units”). Class 2, Class 3, Class 4, and Class 5 units of the Fund are offered in a separate prospectus.

Investment Objective and Strategies	The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in AMG Pantheon Master Fund, LLC (the “Master Fund”), a Delaware limited liability company also registered under the 1940 Act as a non‑diversified, closed‑end management investment company. The Master Fund has the same investment objective and identical investment policies as those of the Fund. This form of investment structure is commonly known as a “master-feeder fund” arrangement. In addition to units of the Master Fund, the Fund may hold a portion of its assets in cash to pay for current operating expenses. The Adviser also acts as investment adviser to the Master Fund.

Under normal circumstances, the Master Fund expects to invest, directly or indirectly, primarily in any of (i) private equity investments of any type, including primary and secondary investments in private equity, infrastructure and other private asset funds (“Investment Funds”) and investments in companies that are typically made alongside one or more Investment Funds (“Co‑Investment Opportunities”), (ii) exchange-traded funds (“ETFs”) designed to track equity indexes and (iii) cash, cash equivalents and other short-term investments. The allocation among these types of investments may vary from time to time.

The Master Fund may make investments directly or indirectly through its two wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Each

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Subsidiary has the same investment objective and strategies as the Master Fund and, like the Fund and the Master Fund, is managed by the Adviser. The Master Fund may invest up to 25% of its total assets in a wholly-owned subsidiary organized as a Delaware limited liability company (the “Corporate Subsidiary”). The Master Fund’s investment in the Corporate Subsidiary permits the Master Fund to pursue its investment objective and strategies in a potentially tax‑efficient manner. The Master Fund may also invest all or a portion of its assets in a second wholly-owned subsidiary organized as a Delaware limited liability company (the “Lead Fund”). The Lead Fund was organized for the purpose of facilitating the Master Fund’s use of a revolving credit facility (as discussed below).

Except as otherwise provided, references to the Fund’s investments also will refer to the Master Fund’s investments and each Subsidiary’s investments, in each case, for the convenience of the reader.

The Adviser believes that the Fund’s investment program will offer a unique approach to private equity investing for “accredited investors” (as used in this Prospectus, “Eligible Investors”) who previously have not had access to high quality private equity investment funds and co‑investments in portfolio companies. In pursuing the Fund’s investment objective, the Adviser will allocate capital in the private equity portion of its portfolio across primary and secondary investments in Investment Funds and co‑investments in portfolio companies. The Adviser will seek to invest across a broad spectrum of Investment Funds (e.g., buyout, growth capital, special situations, credit, private infrastructure, real estate, real assets, and other private asset funds), determined by a diverse selection of geographies (e.g., North America, Europe, Asia, and emerging markets) and vintage years (i.e., the year in which an Investment Fund begins investing).

Notwithstanding the foregoing, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Adviser to date has invested the private equity portion of its portfolio primarily in co-investments and/or secondaries of Investment Funds. At any given time, the Master Fund’s geographic diversification may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies. In addition, the Master Fund’s ability to access certain types of investment opportunities, including secondary investments, may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule K‑1s.

To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and, to a lesser extent, in cash and short-term securities. In addition, the Master Fund may use derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments. Furthermore, the Master Fund may hold a substantial portion of the Master Fund’s assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.

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In addition to the foregoing, the Master Fund may utilize a revolving credit facility to satisfy repurchase requests, to meet capital calls and to otherwise provide the Master Fund with temporary liquidity.

The Master Fund has obtained an exemptive order from the SEC that permits the Master Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.
The Fund

The Fund is a specialized investment vehicle that incorporates both features of an unregistered private investment fund and features of a closed‑end investment company that is registered under the 1940 Act. The Fund is similar to an unregistered private investment fund in that (i) Units will be sold in comparatively large minimum denominations solely to high net worth individual and institutional investors, and will be subject to restrictions on transfer; and (ii) the Fund will pay, and Investors will bear, an asset-based investment management fee, and will be subject indirectly to asset-based fees, carried interests, and incentive allocations charged by the underlying Investment Funds in which the Master Fund may invest.

Each underlying Investment Fund is, or will be, managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.

Private equity is a common term for investments that are typically made in non‑public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The Master Fund may allocate assets to Investment Funds that focus on buyout, growth capital, special situations, credit, real estate, real assets, private infrastructure investments, and/or other private assets.

•
Buyout. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid‑, large-, or mega-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large- and mega‑cap segment.

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Growth Capital. Growth capital typically involves minority investments in established companies with strong growth characteristics and typically does not utilize much, if any, leverage. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity.

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Special Situations. Special situations investments may include debt investments that provide a middle level of financing below the senior debt level and above the equity level. A typical special situations investment may include a loan to a

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borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment. In addition, special situations investments may include other forms of investment not described herein, such as distressed debt, infrastructure, energy or utility investments and turnaround investments.

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Credit. Credit investments may include primary and secondary investments and co‑investments in private credit funds targeting a range of debt strategies, including senior secured loans, mezzanine and subordinated debt investments, special situations and distressed investments. The Master Fund may also invest directly in the debt of private operating companies. The credit investments to which the Master Fund may directly or indirectly allocate its assets may include low grade or unrated debt securities (i.e., “high yield” or “junk” bonds).

•	Real Estate. Real estate investments may include single-property real estate opportunities in the United States and abroad and large‑cap companies with real estate portfolios.

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Private Infrastructure, Real Assets and Other Private Assets. Private infrastructure investments may include companies and funds that focus on utilities infrastructure (e.g., conventional and renewable power and transmission, electricity, gas and water networks) and/or transportation infrastructure (e.g., airports, ports, railways, and roads). Investments in real assets may provide exposure to real estate, commodities, natural resources (such as agriculture and timber), infrastructure, and precious metals. Other private asset investments may include opportunities in other assets.

Types of private equity investments that the Master Fund may make include:

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Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Most private equity fund sponsors raise new funds only every two to four years, and many top‑performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three- to seven-year duration, if not longer.

•
Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern.

•
Direct Investment/Co‑Investments. Direct investments involve acquiring an interest in securities issued by an operating company. Such investments are typically made as co‑investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest. Direct investments and co‑investments, unlike investments in Investment Funds,

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generally do not bear an additional layer of fees or bear significantly reduced fees. The Fund expects that a pro rata portion of any additional fees borne by the Master Fund as a result of direct investments and/or co‑investments would be paid by the Fund and other investors in the Master Fund to the third party sponsoring such direct investments and/or co‑investments and such additional fees are included as Acquired Fund Fees and Expenses in the Fund’s Total Annual Expenses.

Investment Strategies

The principal elements of the Adviser’s private equity investment strategy include: (i) allocating the assets of the Master Fund across Investment Funds, portfolio companies, and other assets, although the private equity portion of the Master Fund’s portfolio to date has been invested primarily in portfolio companies (co‑investments) and/or secondaries; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive value; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Adviser’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the Master Fund’s portfolio.

Allocation. Just as in public equity markets, the Adviser believes that asset allocation across private equity market segments is a cornerstone of long-term portfolio performance. The Adviser seeks to implement a proactive approach to portfolio construction driven by diversification across managers, stages, vintages, geographies, and industries.

Access. The Fund through the Master Fund will provide Investors with access to Investment Funds, and direct investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

Commitment Strategy. Private equity investments are complicated by the fact that commitments to Investment Funds are generally not immediately invested. Instead, amounts of capital committed to investment in the Investment Funds are drawn down and invested over time, as underlying investments are identified by the relevant Investment Fund Manager—a process that may take a period of several years. As a result, without an appropriate commitment strategy, a significant investment position could be difficult to achieve. “Commitment strategy” refers to the Adviser’s strategy for managing this process of committing capital to underlying investments. The Adviser intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. The Adviser will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level. As disclosed above, the Master Fund to date has been comprised primarily of co‑investments and secondary investments and will evolve over time to include a higher percentage of primary investments. Furthermore, the Master Fund may commit to invest in private equity investments—both primaries and secondaries—in an aggregate amount that exceeds the Master Fund’s then-current assets (i.e., to “over-commit”) to provide an appropriate investment level.

The commitment strategy will aim to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, borrowing through a credit facility, the tender of Units by Investors and any distributions made to Investors. To forecast portfolio cash flows, the Adviser will utilize a model that incorporates historical data, actual portfolio observations, insights from the Investment Fund Managers and forecasts by the Adviser. The commitment strategy—and, specifically, the “over-commitment”

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strategy—carries a degree of risk. See “Types of Investments and Related Risk Factors—Commitment Strategy.”

Primary Investments. Primary investments, or “primaries,” refer to investments in newly established private equity funds that have not yet begun operation. Primary investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the Investment Fund and utilized to finance its investments in portfolio companies during a predefined period. Primary investments in Investment Funds typically range in duration from ten to thirteen years, while underlying investments in portfolio companies generally have a three to seven year range of duration, if not longer. Most private equity sponsors raise new funds only every two to four years, and many top‑performing funds may be closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Primary investments typically exhibit a value development pattern, commonly known as the “J‑curve,” in which the net asset value typically declines moderately during the early years of the private equity fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the private equity fund matures and as portfolio companies are sold, the pattern typically reverses, with increasing net asset value and distributions. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment returns.

Secondary Investments. Secondary investments, or “secondaries,” refer to investments in existing private equity funds through the acquisition of an existing interest in a private equity fund from a third-party investor in a privately negotiated transaction. The buyer of the existing investment agrees to take on future funding obligations in exchange for future returns and distributions. A secondary investment will often take place at a discount to an Investment Fund’s net asset value and the Master Fund may, if deemed necessary or appropriate, for liquidity or portfolio management reasons, seek to sell Investment Fund positions on private equity secondary markets that may be at a discount to NAV. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit a pronounced J‑curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries can typically provide earlier distributions than primaries. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development. In addition, the Master Fund’s ability to access secondary investments may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

Vintage Year. “Vintage year” refers to the year in which an Investment Fund begins investing in portfolio companies. An Investment Fund’s vintage year may be used to compare its performance to that of other private equity funds of the same vintage year.

Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with the Investment Fund Managers with whom it invests, and to monitor the performance of Investment Funds and developments at the individual portfolio companies in which the Master Fund invests directly and that are material positions in the Investment Funds held by the Master Fund. By tracking commitments, capital calls,

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distributions, valuations, and other pertinent details, the Adviser will seek to recognize potential issues and to take appropriate action.

The Adviser intends to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation, (i) diversifying commitments across several geographies and vintage years; (ii) allocating capital among primary investments, secondary investments, and co‑investment opportunities; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy tender requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; (vi) seeking to invest in ETFs, cash, and short-term securities to provide liquidity to satisfy tender requests and capital calls, consistent with the limitations and requirements of the 1940 Act; and (vii) seeking the use of derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of the ETF investments.

To enhance the Master Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Investors, the Adviser may from time to time sell certain of the Master Fund’s assets (including, during adverse market conditions, selling investments in Investment Funds at a discount).

The Master Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. The Fund may borrow for investment purposes. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one‑third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, shares unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets, measured at the time of borrowing. Such temporary borrowings are not subject to the Asset Coverage Requirement in connection with the Fund’s borrowings for investment purposes. Investments or trading practices that involve contractual obligations to pay in the future are subject to the Asset Coverage Requirement unless the Fund designates liquid assets in an amount the Fund believes to be equal to the Fund’s contractual obligations (marked‑to‑market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

The Adviser and its personnel use a range of resources to identify and source the availability of promising Investment Funds and co‑investments. The Adviser’s diligence process focuses on risk management, investment, and operational diligence. The Adviser incorporates both bottom‑up and top‑down analyses in the investment process, which is designed to identify those investments with the greatest potential to deliver superior performance, while being mindful of the need for adequate diversification and risk management. The bottom‑up process seeks to identify the relevant strengths and weaknesses of each potential Investment Fund Manager, while the top‑down process seeks to analyze whether each manager fits within the agreed overall target allocations for the strategy. The Adviser will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries, and various qualitative and quantitative criteria, including the Adviser’s analysis of actual and projected cash flows and past performance of an Investment Fund during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. During this diligence process, the Adviser reviews

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offering documents, financial statements, regulatory filings and client correspondence, and may conduct interviews with senior personnel of existing Investment Fund Managers. In particular, the Adviser expects to regularly communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Master Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Fund Manager are considered. The Adviser may also perform background and reference checks on Investment Fund personnel.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

In allocating the Master Fund’s capital, the Adviser will attempt to benefit from the strong performance track record of various Investment Funds and Investment Fund Managers, combined with access to new and existing Investment Funds and co‑investments. The Adviser will seek to limit the Master Fund’s investment in any one Investment Fund or co‑investment to no more than 25% of the Master Fund’s gross assets (measured at the time of investment).

The Adviser may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Master Fund’s portfolio holdings at any time.

The Fund invests substantially all of its assets in interests of the Master Fund (“Master Fund Interests”). The Fund is a non‑diversified, closed‑end management investment company for purposes of the 1940 Act. Each of the Fund and the Master Fund intends each year to qualify and be eligible to be treated as a RIC under the Code. To qualify and to be treated as a RIC under the Code, each of the Fund and the Master Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund has a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that it controls and that are engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for

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dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax‑exempt income, for such year. With respect to these limitations and restrictions imposed by the Code, the Master Fund will be required to look through to the income, assets and investments of certain Investment Funds. See “Types of Investments and Related Risk Factors—Tax Risks.”

The Investment Funds are not subject to the Master Fund’s or the Fund’s investment restrictions and are generally subject to few investment limitations.

Borrowing	The Fund and the Master Fund are each authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement. The Fund and the Master Fund may borrow money through a credit facility or other arrangements for investment purposes, to pay operating expenses, to satisfy repurchase requests from Investors, and to otherwise provide the Fund and the Master Fund with temporary liquidity. The Master Fund has entered into a credit facility for such purposes.

The Investment Funds may utilize leverage in their investment activities. However, the Investment Funds’ borrowings are not subject to the Asset Coverage Requirement. Accordingly, the Fund and the Master Fund, through investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs. See “Types of Investments and Related Risk Factors.”

Distribution Policy	The Fund generally will pay dividends on the Units at least annually in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund reserves the right also to distribute substantially all net capital gain realized on investments to Investors at least annually.

Dividends and capital gain distributions paid by the Fund on the Units will be reinvested in additional Units unless an Investor opts out (elects not to reinvest in the Units). Investors may elect initially not to reinvest by indicating that choice in such Investor’s Subscription Booklet (as defined below). Thereafter, Investors are free to change their election at any time by contacting the Transfer Agent (or, alternatively, by contacting their financial advisor, provided the financial advisor informs the Transfer Agent and provides sufficient supporting documentation). Units purchased through reinvestment will be issued at their net asset value on the ex–dividend date (which is generally expected to be the last business day of a month). There is no sales load or other charge for reinvestment. The Fund reserves the right, in its sole discretion, to suspend or limit at any time the ability of Investors to reinvest distributions. A distribution by the Fund potentially may be treated as a return of capital for U.S. federal income tax purposes. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. See “Taxes – Taxation of Investors – Distributions by the Fund” in the SAI.

Potential Benefits of Investing in the Fund
Through the Fund, Eligible Investors will have access to Investment Fund Managers, whose services typically are not available to the investing public or who may otherwise restrict the number and type of persons whose money will be managed, and to co‑investment opportunities. Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically imposed by such Investment Fund Managers. Investment

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minimums for primary investments in Investment Funds typically range between $5 million and $20 million.

The Master Fund’s investments in secondaries—which typically already have invested in portfolio companies and, therefore, are viewed as more mature investments than primaries and further along in their development pattern—may reduce the impact of the J‑curve associated with private equity investing. The J‑curve is a value development pattern in which the net asset value of a private equity fund typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized.

As described above, the Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K‑1s. Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to provide simpler tax reports to Investors on Form 1099‑DIV. In addition, if the Fund qualifies as a RIC, the Fund potentially will block unrelated business taxable income for benefit plan investors and certain other investors that are generally otherwise exempt from payment of U.S. federal income tax. In order to qualify as a RIC, the Master Fund may structure its investments in a manner that results in tax inefficiencies, including the acceleration of income, the conversion of character of income, or the incurrence of an additional layer of income tax.

The Offering	The Fund offers Class 1 Units on a continuous basis at the net asset value per Unit. The Fund commenced investment operations with Class 4 units on October 1, 2014 (the Initial Closing Date). Class 1 Units of the Fund commenced investment operations on October 1, 2015. The Fund has registered under the Securities Act $4,500,000,000 in Class 1, Class 2, Class 3, Class 4, and Class 5 units for sale. Class 2, Class 3, Class 4 and Class 5 units of the Fund are offered in a separate prospectus. Class 1 Units may be purchased as of the first business day of each month based upon the Fund’s net asset value, as of the close of business on the business day immediately preceding such date. Each date on which Units are delivered is referred to as a “Closing Date.” Each prospective Investor will be required to complete a subscription booklet (the “Subscription Booklet”) certifying that the Units being purchased are being acquired by an Eligible Investor (as defined below). Subscriptions received by the Fund will be held in a non‑interest‑bearing escrow account by the Fund’s escrow agent.

Board of Directors	The Board of Directors (the “Board” or the “Directors”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Directors are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser (“Independent Directors”). The Master Fund’s Board of Directors (the “Master Fund Board”), which currently has the same composition as the Board, has overall responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operations. See “Management of the Fund.”

The Adviser
Pantheon Ventures (US) LP serves as the Fund’s and Master Fund’s investment adviser (the “Adviser”). The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Affiliated Managers Group,

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Inc., a publicly-traded company, indirectly owns a majority of the interests of the Adviser.

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. The Investment Management Agreement may be continued from year to year if its continuation is approved annually by the Board, including a majority of the Independent Directors. The Board, or the Fund’s Investors, may terminate the Investment Management Agreement on sixty (60) days’ prior written notice to the Adviser. The Adviser may terminate the Investment Management Agreement on sixty (60) days’ prior written notice to the Fund.

The Master Fund and each Subsidiary have entered into similar investment advisory agreements with the Adviser with substantially the same terms (other than compensation) and substantially the same renewal and termination process.

Management Fee	Through its investment in the Master Fund, the Fund bears a proportionate share of the investment management fee paid by the Master Fund and each Subsidiary to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund and each Subsidiary. In consideration for such services, the Master Fund will pay the Adviser a management fee measured as of the end of each month at the annual rate of 0.70% of the Master Fund’s net asset value, calculated prior to giving effect to the payment of such management fee and prior to the deduction of any other asset-based fees (e.g., any administration fee) payable by the Master Fund to either the Adviser or AMG Funds LLC, the Fund’s administrator (the “Administrator” and the “Sponsor”), and prior to giving effect to any purchases or repurchases of interests of the Master Fund or any distributions by the Master Fund occurring as of or around the end of such month. In consideration for such services, each Subsidiary will pay the Adviser a management fee measured at the end of each month at the annual rate of 0.70% of such Subsidiary’s net asset value, calculated prior to giving effect to the payment of such management fee and prior to the deduction of any other asset-based fees (e.g., any administration fee) payable by such Subsidiary to either the Adviser or the Sponsor, and prior to giving effect to any distributions by such Subsidiary occurring as of or around the end of such month. Furthermore, in consideration of the management fee payable to the Adviser under the investment management agreement between the Adviser and each Subsidiary, the Adviser has agreed to waive the portion of the management fee that the Adviser otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Adviser under such Subsidiary’s investment management agreement with the Adviser with respect to such month. The management fee is paid to the Adviser out of the assets of the Master Fund and each Subsidiary and, therefore, decreases the net profits or increases the net losses of the Fund. Subject to the above, for purposes of determining the management fee payable to the Adviser for any month, net asset value is calculated as the value of the total assets of the Master Fund or applicable Subsidiary (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

The management fee is in addition to the asset-based fees, carried interests, expenses, incentive allocations, or fees charged by the Investment Funds and indirectly borne by Fund Investors.

Other Fees and Expenses
The Fund, and, therefore, Investors, will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Management Agreement, and, through its investment in the Master

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Fund, a pro‑rata portion of the operating expenses of the Master Fund (and each Subsidiary), including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Funds. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Units. The Fund, by investing in the Investment Funds, will indirectly bear its pro rata share of the expenses incurred in the business of the Investment Funds. The Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 20% of net profits as a carried interest allocation. See “Summary of Fund Expenses” and “Fees and Expenses.”

Expense Limitation and Reimbursement Agreement
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund, the Master Fund and each Subsidiary (for purposes of this section, the Master Fund and the Subsidiaries are referred to collectively as the “Underlying Funds”) to waive the management fees payable by the Underlying Funds and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co‑investments in portfolio companies in which any Underlying Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of any Underlying Fund associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, ETF investments, and other investments; (c) interest payments incurred by any Underlying Fund, (d) fees and expenses incurred in connection with any credit facilities obtained by any Underlying Fund; (e) taxes of any Underlying Fund; (f) extraordinary expenses of any Underlying Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (g) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (h) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with any credit facilities obtained by the Fund; (f) the Distribution and/or Service Fees (as applicable) paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, each Underlying Fund’s investment management fee, the Funds’ administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Funds’ professional fees (outside of professional fees related to transactions), the Funds’ organizational costs and fees and expenses of Fund Directors. To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will pay or reimburse the Fund for expenses and/or waive the management fees payable by any of the Underlying Funds to the extent necessary to eliminate such excess. The Fund, or, with respect to the waived management fees, the applicable Underlying Funds, will be obligated to pay the Adviser all such amounts paid, waived, or reimbursed by the Adviser pursuant to the Expense Cap, provided that (A) the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s direct or

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indirect interest in the Underlying Funds), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds, exclusive of Excluded Expenses, in any such year to exceed the lesser of any expense limitation in place at the time of payment or the expense limitation in place at the time of waiver or reimbursement, (B) the amount of such additional payment shall be borne pro rata by all Fund Investors or, with respect to each Underlying Fund, by all such Underlying Fund’s unitholders, as applicable, and (C) no such additional payments by the Fund, or, with respect to any waived management fees, the applicable Underlying Fund, will be made with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty‑six (36) months after the date such amounts are paid, waived, or reimbursed by the Adviser. The Expense Limitation and Reimbursement Agreement shall remain in effect until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund.

Conflicts of Interest	The Adviser, the Investment Fund Managers, and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund.

Distribution of Units	In addition to the distribution of Units through AMG Distributors, Inc., the Fund’s distributor (the “Distributor”), the Fund itself may also accept offers to purchase Units that it receives directly from Investors. The Class 1 Units will be publicly offered at current NAV per unit. The Fund is not obligated to sell any Units to anyone.

The Fund will pay the Distributor an ongoing fee (the “Distribution and/or Service Fee”) at an annual rate of 0.75% of the net assets of the Class 1 Units as of the end of each month, calculated prior to giving effect to the payment of the Distribution and/or Service Fee and prior to the deduction of any other asset-based fees (e.g., the management fee and any administration fee), for distribution and investor services provided to Investors of Class 1 Units (such as responding to Investor inquiries and providing information regarding investments in the Fund; processing purchase, exchange, and redemption requests by beneficial owners; placing orders with the Fund or its service providers; providing sub‑accounting with respect to Units beneficially owned by Investors; and processing dividend payments for the Fund on behalf of Investors). The Fund will also pay the Distributor an ongoing distribution and/or service fee with respect to each of the Class 2, Class 3, and Class 5 units of the Fund, which are offered in a separate prospectus. The Distributor may pay all or a portion of the Distribution and/or Service Fee to one or more sub‑distributors (“Sub‑Distributors”) and to selling agents and other financial intermediaries (“Selling Agents”) that provide distribution and investor services to Investors. The Distributor has appointed Pantheon Securities, LLC as a Sub‑Distributor under a sub‑distribution agreement pursuant to which Pantheon Securities, LLC may carry out certain of the Distributor’s obligations in return for a portion of the Distribution and/or Service Fee.

In addition, the Adviser or Distributor may compensate certain Selling Agents, out of its own assets and not as an additional charge to the Fund or the Master Fund, in connection with the sale and distribution of the Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists. Such Selling Agents may be affiliated with the Fund, the Master Fund or the Adviser.

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Eligible Investors	To purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase.

Investors may only purchase Units through the Distributor or through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Class 1 Units in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Any such RIA may impose additional eligibility requirements for Investors who purchase Units through such RIA. Notwithstanding the foregoing, the Sponsor, Adviser, and Distributor retain the discretion to accept direct subscriptions for Units.

Investors should review the prospectus for Class 2, Class 3, Class 4, and Class 5 units of the Fund to determine whether they are eligible to invest in such units.

Each prospective Investor must submit a completed Subscription Booklet certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted. If a Subscription Booklet is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in a non‑interest‑bearing escrow account by the Fund’s escrow agent until the next Closing Date following its acceptance.

An investment in the Fund involves a considerable amount of risk. An Investor may lose money. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor’s investment objectives and personal situation and (ii) consider factors such as the Investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Units of the Fund.

Exchange of Units Between Classes
An Investor is permitted to exchange units between Classes of the Fund, provided that the Investor’s aggregate investment meets the minimum initial investment requirements in the applicable Class, that the units of the applicable Class are eligible for sale in the Investor’s state of residence and that the units are otherwise available for offer and sale. Investors should review the prospectus for Class 2, Class 3, Class 4, and Class 5 units of the Fund to determine whether they are eligible to invest in such units. When an individual Investor cannot meet the initial investment requirements of the applicable Class, exchanges of units from one Class to the applicable Class will be permitted if such Investor’s investment is made by an intermediary that has discretion over the account and that has invested other clients’ assets in the Fund which when aggregated together with such Investor’s investment meet the initial investment requirements for the applicable Class. Investors will not be charged any fees by the Fund for such exchanges, nor shall any intermediary charge any fees for such exchanges. Additionally, the time period for determining the imposition of any early repurchase fee associated with the repurchase of an Investor’s units will not be affected by an exchange transaction. Ongoing fees and expenses incurred by a given Class will differ from those of other Classes, and an Investor receiving new units in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. Exchange transactions will be effected only into an identically registered account. For U.S. federal income tax purposes such exchanges between two Classes of the Fund’s units will not reduce an Investor’s interest in the Fund. Investors should consult their tax advisors as to the federal, state, local and foreign tax consequences of an intra-Fund exchange. Such

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exchange transactions must be effected according to other applicable law. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Valuation	Pursuant to Rule 2a‑5 under the 1940 Act, the Board and the Master Fund Board have designated the Adviser as the Fund’s and the Master Fund’s “Valuation Designee” to perform the Fund’s and the Master Fund’s fair value determinations, which are subject to Board and Master Fund Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board and the Master Fund Board receive the information they need to oversee the Adviser’s fair value determinations.

The Investment Funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices. The Fund’s and the Master Fund’s securities valuation and pricing services policies and procedures provide that valuations for Investment Funds will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Adviser pursuant to a valuation methodology that incorporates general private equity pricing principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay, under the general supervision of the Board and the Master Fund Board, as applicable. Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Adviser will consider valuations on an ongoing basis and will determine valuations on a monthly basis using its valuation methodology. However, while any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Adviser will not be able to confirm with certainty the accuracy of the Investment Fund Managers’ valuations until the Funds receive the Investment Funds’ audited annual financial statements and, as with all models, any imperfections, errors, or limitations in the model could affect the ability of the Fund to accurately value Investment Fund assets. The pricing of co‑investments will follow a similar process.

Unlisted Closed‑End Structure; Limited Liquidity and Transfer Restrictions	The Fund is organized as a closed‑end management investment company. Unlike open‑end management investment companies (commonly known as “mutual funds”), investors in closed‑end funds do not have the right to redeem their units on a daily basis. To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed‑end funds.

The Fund is not listed on a national stock exchange, and there currently is no secondary market for the Fund’s Units. In addition, Units are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Units” and “Repurchases of Units and Transfers.”

Repurchases of Units by the Fund
Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser and the Sponsor as to the timing of such an offer, as well as a variety of operational, business and economic

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factors. The Adviser and the Sponsor anticipate that they will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September, and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser and the Sponsor also expect that, generally, they will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund although any particular recommendation may exceed such percentage. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer of its units. Likewise, the Fund expects to conduct repurchase offers contemporaneously with any repurchase offer by the Master Fund.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. Under unusual market conditions, the Adviser and the Sponsor anticipate that they may not recommend to the Board that the Fund conduct a repurchase offer in any particular quarter if the Fund’s repurchase offers in the two immediately preceding quarters were oversubscribed by a substantial amount in the opinion of the Adviser and the Sponsor. In addition, the Fund may cause the repurchase of an Investor’s Units if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

The Master Fund will make repurchase offers, if any, to all holders of Master Fund Interests, including the Fund and other investors in the Master Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund’s corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. Such repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. The Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one‑year anniversary of the Investor’s purchase of the Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a “first in‑first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Summary of Taxation
Each of the Fund and the Master Fund (but not the Subsidiaries) has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. A fund, such as the Fund or the Master Fund, that qualifies as a RIC is not subject to U.S. federal income tax to the extent its income is timely distributed to its investors in a manner qualifying for the dividends-paid deduction. In order to qualify for treatment as a RIC, the Fund and Master Fund must, among other things, satisfy a diversification test, a 90% gross income test and a requirement that it distribute at least 90% of its investment company taxable income

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and net short-term gains in the form of deductible dividends. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC, provided that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify or be eligible.

Certain of the Investment Funds or co‑investments in which the Fund (through the Master Fund) invests may be classified as partnerships for U.S. federal income tax purposes. For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will be required to look through to the character of the income of, and will likely be required to look through to the character of the assets and investments held by such Investment Funds or co‑investments treated as partnerships for U.S. federal income tax purposes. However, Investment Funds and co‑investments generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and its ability to otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds and co‑investments in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund or Master Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of earnings and profits would be taxable to Investors as ordinary income. In addition, the Fund or the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make distributions (which could be subject to interest charges) before requalifying as a RIC that is accorded special tax treatment.

Provided the Fund qualifies as a RIC, distributions from the Fund generally will be taxable to Investors as ordinary income or net capital gains, whether or not such distributions are reinvested in Units. An Investor that is not subject to tax on its income will generally not be required to pay tax on amounts distributed to it by the Fund, provided that such Investor’s acquisition of its Units is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Investors of the amount and character of its distributions to Investors.

See “Certain Tax Considerations” and “Types of Investments and Related Risk Factors—Tax Risks” below for additional information.

ERISA Plans and Other Tax‑Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Units. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, it is not intended that the Adviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes an Investor, solely as a result of the Investor’s investment in the Fund. See “ERISA Considerations” below for additional information.

Reports to Investors	The Fund will furnish to Investors, as soon as practicable after the end of each taxable year, information on Form 1099‑DIV as required by law to assist the Investors in

21

preparing their tax returns. The Fund will also prepare and transmit to Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within sixty (60) days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. It is anticipated that reports regarding the Fund’s operations during each quarter will be posted to the Fund’s investor web portal, as well as monthly performance updates that focus on quantitative performance.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

Risk Factors	While the benefits of investing in private equity may be considerable, private equity is not for everyone. Private equity investments involve significant risks, including a total loss of capital. The risks associated with private equity arise from several factors including: limited diversification, the use of leverage, limited liquidity and capital calls made on short notice (failure by the Master Fund to meet capital call obligations may result in significantly negative consequences including a total loss of investment). Except as otherwise noted herein, references in this section to the “Master Fund” also include the Subsidiaries, which share the same risks as the Master Fund. Additional risks involved in investing in the Fund include:
General Risks

•	Loss of capital, up to the entire amount of an Investor’s investment.

•	Investing indirectly in Investment Funds that may be newly organized and therefore have no, or only limited, operating histories.

•
The Fund’s Units represent illiquid securities of an unlisted closed‑end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial limitations on transferability.

•	The Adviser and Investment Fund Managers may face conflicts of interest.
Investment Program Risks

•
The Fund’s performance depends upon the performance of the Master Fund and the Investment Fund Managers and selected strategies, the adherence by such Investment Fund Managers to such selected strategies, the instruments used by such Investment Fund Managers, the Adviser’s ability to select Investment Fund Managers and strategies and effectively allocate Master Fund assets among them and the co‑investments selected by the Adviser. The Fund is organized to provide Investors with a multi-strategy investment program and not as an indirect way to gain access to any particular Investment Fund.

•
The Fund’s investment portfolio through the Master Fund will consist of Investment Funds which hold securities issued primarily by privately held companies, and will also consist of investments directly in companies, and operating results for the portfolio companies in a specified period will be

22

difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

•
The securities in which an Investment Fund Manager may invest, or in which the Master Fund may invest directly as a co‑investment, may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

•
Subject to the limitations and restrictions of the 1940 Act, the Fund and the Master Fund may borrow money or otherwise utilize leverage through a credit facility or other arrangements for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Fund’s volatility.

•
Subject to the limitations and restrictions of the 1940 Act, the Master Fund may use derivative transactions, primarily equity options and swaps, for hedging purposes. Options and swaps transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, non‑correlation with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or the clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Master Fund could present significant risks, including the risk of losses in excess of the amounts invested.

•
An Investment Fund Manager’s investments, depending upon strategy, and the Master Fund’s co‑investments, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

•
Fund Investors will bear two layers of fees and expenses: asset-based fees and expenses at the Fund and the Master Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Investment Fund level.

•
By investing in the Subsidiaries, the Master Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Master Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act and be subject to the same policies and restrictions as the Master Fund as they relate to the investment portfolio.

•
The Fund and the Master Fund are non‑diversified funds, which means that the percentage of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, although it will be limited by each of the Fund’s and the Master Fund’s intention to qualify as a RIC under the Code. As a result, the investment portfolios of the Fund and the Master Fund

23

may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•	Fund Investors will have no right to receive information about the Investment Funds or Investment Fund Managers, and will have no recourse against Investment Funds or their Investment Fund Managers.

•
Each of the Fund and the Master Fund (but not the Subsidiaries) intends to qualify as a RIC under the Code; this will limit the percentage of each Fund’s assets that may be invested in the securities of a single issuer. If either the Fund or the Master Fund fails to qualify as such, it may be subject to increased income tax liability.

•
The Fund and the Master Fund are subject to the risk that Investment Fund Managers may not provide information sufficient to ensure that each of the Fund and the Master Fund qualifies as a RIC under the Code.

•
The Master Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non‑U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund. Changes in the tax laws of the United States and/or the State of Delaware could result in the inability of the Master Fund and/or the Corporate Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its members.

•
The Fund is subject to, and indirectly invests in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to private equity funds, such as the Investment Funds, hedge funds, and real estate funds.

•	The Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

•
The Master Fund’s investments in Investment Funds, and many of the investments held by the Investment Funds, and the Master Fund’s co‑investments, will be priced in the absence of a readily available market and may be priced based on determinations of fair value. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Neither the Adviser nor the Board will be able to confirm

24

independently the accuracy of the Investment Fund Managers’ valuations (which are unaudited, except at year‑end) or the co‑investment valuations. This risk is exacerbated to the extent that Investment Funds generally provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Units, on a monthly basis.

•
The Master Fund may not be able to vote on matters that require the approval of Investment Fund investors, including matters that could adversely affect the Master Fund’s investment in such Investment Fund.

•	The Fund, through the Master Fund, may receive from an Investment Fund an in‑kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

•	The Master Fund may invest in a number of Investment Funds, resulting in investment-related expenses that may be higher than if the Master Fund invested in only one Investment Fund.

•	Investment Funds located outside of the U.S. may be subject to withholding taxes in such jurisdictions, which may reduce the return of the Fund and its Investors.

•	Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund’s investments in Investment Funds will not benefit from the protections of the 1940 Act.

•
The Fund and the Master Fund are registered as investment companies under the 1940 Act, which may limit such funds’ investment flexibility or access to certain types of investments, including secondary investments, compared to a fund that is not so registered.

•	Investment Fund Managers may invest the Investment Funds’ assets in securities of early-stage venture investments which may result in or contribute to significant losses to the Fund.

•
To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and in cash and short-term securities. The Adviser expects that, even when fully invested, the Master Fund may from time to time hold up to 30% of its assets in liquid investments.

The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Master Fund invests in ETFs, Investors of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Master Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

25

The risks of ETFs designed to track equity indexes may include passive strategy risk (the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non‑correlation risk (the ETF’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF), and concentration risk (to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market).

•
The Master Fund may maintain a sizeable cash position in anticipation of funding capital calls. Even though the Master Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to an Investment Fund at the time of its admission to the Investment Fund. Instead, the Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund.

Holding a sizeable cash position may result in lower returns than if the Master Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund and the Master Fund, including an adverse impact on the Master Fund’s ability to fund capital contributions, the Fund’s ability to pay for repurchases of Units tendered by Investors or each of the Fund’s and the Master Fund’s ability to meet expenses generally. Moreover, if the Master Fund defaults on its commitment to an Investment Fund or fails to satisfy capital calls to an Investment Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow through a credit facility or other arrangements, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

•
Investment Fund Managers may invest the Investment Funds’ assets in securities of non‑U.S. issuers, including those in emerging markets, and the Master Fund’s assets may be invested in Investment Funds that may be denominated in non‑U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and

26

enforcing judgments against foreign entities. The Fund, the Master Fund and/or an Investment Fund may be subject to foreign taxation which may reduce the Fund’s yield.
Issuers of foreign securities are subject to different accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries.

•
While the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may be more concentrated due to its anticipated focus on co‑investments and/or secondaries. This increased concentration may subject the Master Fund, and thus the Fund, to greater risk and volatility than if the Master Fund were less concentrated. In addition, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of its assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.

•
The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co‑investments, which focus on utilities infrastructure (e.g., conventional and renewable power and transmission, electricity, gas and water networks) and/or transportation infrastructure (e.g., airports, ports, railways, and roads). Concentration in these sectors may subject the Master Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•
An Investment Fund Manager may focus on a particular industry or sector (e.g., energy, utilities, transportation, financial services, healthcare, real estate, credit, consumer products, natural resources, precious metals, industrials, and technology), which may subject the Investment Fund, and thus the Fund, through the Master Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•
An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, through the Master Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

•
An Investment Fund’s assets may be invested in a limited number of securities, or portfolio companies which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities.

•	Secondary investments may be acquired based on incomplete or imperfect information, and may expose the Fund, through the Master Fund, to contingent

27

liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized “market” price means that the Master Fund cannot be assured that it is realizing the most favorable price in connection with trades in secondaries.

•
The realization of portfolio company investments made as co‑investments may take longer than would the realization of investments under the sole control of the Adviser or the Fund or Master Fund, because the co‑investors may require an exit procedure requiring notification of the other co‑investors and possibly giving the other co‑investors a right of first refusal or other such contractually limiting right.

•
Third-party co‑investors may also have economic or business interests or goals that are inconsistent with those of the Fund or Master Fund, or may be in a position to take or block action in a manner contrary to the Fund’s or Master Fund’s investment objectives.

•
The Fund or Master Fund may indirectly make binding commitments to co‑investment vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such co‑investment vehicles.

•
The Fund and Master Fund also generally will not have control over any of the underlying portfolio companies and will not be able to direct the policies or management decisions of such portfolio companies.

No assurance can be given that the Fund’s investment program will be successful. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective Investor should invest in the Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See “Types of Investments and Related Risk Factors.”

Application for Units	The stated minimum initial investment in the Fund is $50,000 for the Class 1 Units, and the minimum additional investment in the Fund is $10,000. Prior to July 31, 2020, the minimum initial investment in the Fund was $25,000 for the Class 1 Units. Existing investors and registered investment advisers that had accounts or client assets invested in the Fund and/or had a distribution relationship with the Fund as of July 31, 2020 may continue to purchase Class 1 Units at the prior investment minimum. Investors should review the prospectus for Class 2, Class 3, Class 4, and Class 5 units of the Fund to determine whether they are eligible to invest in such units.

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Directors of the Fund and other funds managed by the Adviser or Sponsor, as well as their family members; current or retired officers, directors, and employees of the Adviser or Sponsor and certain participating affiliated companies of the Adviser or Sponsor; the immediate family members of any such officer, director, or employee (including parents, spouses, children, fathers/mothers‑in‑law, daughters/sons‑in‑law, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the minimums may be reduced (in the case of minimum initial investments, to an amount no lower than $25,000) by the Fund in the discretion of the Adviser or Sponsor based on

28

consideration of various factors, including the Investor’s overall relationship with the Adviser or Sponsor, the Investor’s holdings in other funds affiliated with the Adviser or Sponsor, and such other matters as the Adviser or Sponsor may consider relevant at the time. The Fund may, in the sole discretion of the Adviser or Sponsor, also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month, and proceeds relating to such purchases will represent the Fund’s capital and become the Fund’s assets on such business day.

Any amounts received in advance of initial or additional purchases of Units are placed in a non‑interest‑bearing account with The Bank of New York Mellon, the custodian to the Fund, prior to the amounts being invested in the Fund. The Fund reserves the right to reject any purchase of Units (including when the Fund has reason to believe that such purchase would be unlawful or when the Fund believes that it cannot appropriately determine its net asset value due to market or other circumstances beyond its control). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor without interest.

Additional Information about the Fund	The Directors of the Fund oversee generally the operations of the Fund. The Fund enters into contractual arrangements with various parties, including among others the Adviser, the Sponsor, the Distributor and the Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.

Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Fund and any Investor, or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived. See “Additional Information—Board Management of the Fund.”

Additional Information about the Master Fund	The Directors of the Master Fund oversee generally the operations of the Master Fund. The Master Fund enters into contractual arrangements with various parties, including among others the Adviser, the Sponsor and the Master Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Master Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Master Fund.

Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Master Fund and any Investor or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities

29

laws that may not be waived. See “Additional Information—Board Management of the Fund.”
SUMMARY OF FUND EXPENSES
The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear directly or indirectly. Investors will indirectly bear fees and expenses of the Master Fund, which are reflected in the following chart and in the example below.

Class 1
Investor Transaction Expenses
Maximum sales load (as a percentage of purchase amount)	None
Maximum early repurchase fee (as a percentage of repurchased amount)(1)	2.00%

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee(2)	0.70%
Distribution and/or Service Fee(3)	0.75%
Other Expenses(4), (6)	0.79%
Acquired Fund Fees and Expenses (5)	1.07%
Total Annual Expenses	3.31%

(1)
A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor’s Units at any time prior to the day immediately preceding the one‑year anniversary of an Investor’s purchase of the Units (on a “first in‑first out” basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See “Repurchases of Units and Transfers.”

(2)
The management fee shown is payable in part by the Master Fund and in part by each Subsidiary, but will be borne indirectly by Investors as a result of the Fund’s investment in the Master Fund. The Master Fund will pay the Adviser a management fee at the annual rate of 0.70% of the Master Fund’s net asset value (excluding the assets attributable to each Subsidiary) as of the end of each month, and each Subsidiary will pay the Adviser a management fee at the annual rate of 0.70% of such Subsidiary’s net asset value as of the end of each month. For purposes of determining the management fee payable to the Adviser for any month, net asset value is calculated prior to giving effect to the payment of such management fee and prior to the deduction of any other asset-based fees (e.g., any administration fee) payable by the Master Fund or a Subsidiary, as applicable, to either the Adviser or the Sponsor and prior to giving effect to any purchases or repurchases of interests of the Master Fund or a Subsidiary, as applicable, or any distributions by the Master Fund or a Subsidiary, as applicable, occurring as of or around the end of such month.

(3)
The Class 1 Units will pay the Distributor the Distribution and/or Service Fee at an annualized rate of 0.75% of the net assets of the Fund that are attributable to Class 1 Units, determined as of the end of each month. The Fund will also pay the Distributor an ongoing distribution and/or service fee with respect to each of the Class 2, Class 3, and Class 5 units of the Fund, which are offered in a separate prospectus. The Distribution and/or Service Fee is paid for distribution and investor services provided to Investors (such as responding to Investor inquiries and providing information regarding investments in Units of the Fund; processing purchase, exchange, and redemption requests by beneficial owners of Units; placing orders with the Fund or its service providers for Units; providing sub‑accounting with respect to Units beneficially owned by Investors; and processing dividend payments for Units of the Fund on behalf of Investors). The Distributor may pay all or a portion of the Distribution and/or Service Fee to Selling Agents that provide distribution and investor services to Investors. For purposes of determining the Distribution and/or Service Fee payable to the Distributor for any month, net asset value is calculated prior to giving effect to the payment of the Distribution and/or Service Fee and prior to the deduction of any other asset-based fees (e.g., the management fee and any administration fee).

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(4)
“Other Expenses” are estimated for the current fiscal year and include fees and expenses incurred in connection with the Master Fund’s credit facility, professional fees and other expenses, including, without limitation, administration fees, custody fees, trustee fees, insurance costs, financing costs, Corporate Subsidiary tax expenses and other expenses that the Fund bears directly and indirectly through the Master Fund.

(5)
Includes fees and expenses of the Investment Funds in which the Master Fund invests. Some or all of the Investment Funds in which the Master Fund intends to invest charge carried interests, incentive fees, or allocations based on the Investment Funds’ performance. The Investment Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 20% of net profits as a carried interest allocation. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Investment Funds in which the Master Fund invests, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The 1.07% shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Investment Funds (i.e., management fees, administration fees, and professional and other direct, fixed fees and expenses of the Investment Funds). The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Investment Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in‑kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

(6)
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund, the Master Fund and each Subsidiary (for purposes of this section, the Master Fund and the Subsidiaries are referred to collectively as the “Underlying Funds”) to waive the management fees payable by the Underlying Funds and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co‑investments in portfolio companies in which any Underlying Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of any Underlying Fund associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, ETF investments, and other investments; (c) interest payments incurred by any Underlying Fund, (d) fees and expenses incurred in connection with any credit facilities obtained by any Underlying Fund; (e) taxes of any Underlying Fund; (f) extraordinary expenses of any Underlying Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (g) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (h) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with any credit facilities obtained by the Fund; (f) the Distribution and/or Service Fees (as applicable) paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, each Underlying Fund’s investment management fee, the Funds’ administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Funds’ professional fees (outside of professional fees related to transactions), the Funds’ organizational costs and fees and expenses of Fund Directors. To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will pay or reimburse the Fund for expenses and/or waive the management fee payable by any of the Underlying Funds to the extent necessary to eliminate such excess. The Fund, or, with respect to the waived management fee, the applicable Underlying Funds, will be obligated to pay the Adviser all such amounts paid, waived, or reimbursed by the Adviser pursuant to the Expense Cap, provided that (A) the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds), in the aggregate, would not cause the Fund’s total

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annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds, exclusive of Excluded Expenses, in any such year to exceed the lesser of any expense limitation in place at the time of payment or the expense limitation in place at the time of waiver or reimbursement, (B) the amount of such additional payment shall be borne pro rata by all Fund Investors or, with respect to each Underlying Fund, by all such Underlying Fund’s unitholders, as applicable, and (C) no such additional payments by the Fund, or, with respect to any waived management fees, the applicable Underlying Fund, will be made with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty‑six (36) months after the date such amounts are paid, waived, or reimbursed by the Adviser. The Expense Limitation and Reimbursement Agreement shall remain in effect until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund.
The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Fees and Expenses.”
Example
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Class 1 Units	$54	$102	$173	$360
The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example above; if the actual return were greater, the amount of fees and expenses would increase.
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past ten fiscal years (or since inception). The information for the fiscal period ended March 31, 2016 and fiscal years ended March 31, 2017, March 31, 2018, March 31, 2019 and March 31, 2020 is derived from the Fund’s financial statements and has been audited and reported on by the Funds’ previous independent registered public accountant. The financial data for the fiscal years ended March 31, 2021, March 31, 2022 and March 31, 2023 is derived from the Fund’s financial statements, which have been audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.
Class 1 Financial Highlights

	For the fiscal years ended March 31,							For the fiscal period ended
	2023	2022	2021	2020	2019	2018	2017	March 31, 2016*

Class 1 Units**

Net Asset Value, Beginning of Year	$20.42	$18.04	$13.55	$14.06	$13.12	$11.60	$10.25	$10.12

Income (Loss) from Investment Operations:

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Net investment loss[1,2]	(0.19)	(0.21)	(0.16)	(0.14)	(0.14)	(0.12)	(0.10)	(0.04)

Net realized and unrealized gain from investments	1.32	3.31	4.82	0.60	1.30	1.65	1.45	0.17
Total from investment operations	1.13	3.10	4.66	0.46	1.16	1.53	1.35	0.13
Less Distributions to Investors from:

Net investment income	—	—	—	—	(0.17)	—	—	—

Net realized gain on investments	(0.41)	(0.72)	(0.17)	(0.97)	(0.05)	(0.01)	—	—
Total distributions to unitholders	(0.41)	(0.72)	(0.17)	(0.97)	(0.22)	(0.01)	—	—

Net Asset Value, End of Year	$21.14	$20.42	$18.04	$13.55	$14.06	$13.12	$11.60	$10.25

Total Return[1]	5.63%	17.49%	34.63%	3.10%	8.97%	13.18%	13.17%	1.28%[3]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.97%[4]	1.10%[4]	0.92%[4]	1.00%	1.00%	1.00%	1.00%	1.00%[5]

Ratio of gross expenses to average net assets[6]	1.67%[4]	1.80%[4]	1.82%[4]	2.61%	4.66%	10.07%	23.89%	65.64%[5]

Ratio of net investment loss to average net assets[1]	(0.97%)	(1.10)%	(0.92%)	(1.00%)	(1.00%)	(1.00%)	(1.00%)	(1.00%)[5]

Portfolio turnover rate (Master Fund)	5%	14%	0%	0%	59%	0%[7]	0%[7]	2%[3]
Net assets, end of year (in thousands)	$790,478	$365,514	$36,768	$15	$14	$13	$11	$10

*	Class commenced operations on October 1, 2015.
**	Effective July 31, 2020, Brokerage Class Units were renamed Class 1 Units.
[1]	Total return and net investment income would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Not annualized.
[4]
Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and 0.01% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[5]	Annualized.
[6]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non‑reimbursable expenses, if any, such as interest and taxes.
[7]	Less than 0.5%.

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PRIVACY POLICY
This Privacy Policy covers the practices of the Fund and applies to the nonpublic personal information of its Investors and former Investors (to the extent required by applicable law, including Gramm-Leach-Bliley Act (“GLBA”) requirements).
The Fund may collect nonpublic personal information about Investors that the law allows or requires the Fund to have in order to conduct its business and properly service its accounts.
The Fund only uses and re‑discloses third-party information in accordance with the purpose for which it is received and does not share with other nonaffiliated third parties (other than Fund service providers), unless the original third party could have legally shared with such a party.
The Fund does not disclose any nonpublic personal information about Investors or former Investors to nonaffiliated third parties, except in accordance with the GLBA. In no circumstances does the Fund share credit-related information, such as income, total wealth, or other credit header information, with nonaffiliated third parties, other than in their capacity as service providers of the Fund.
The Fund has relationships with nonaffiliated third parties that require the Fund to share Investor information in order for the third party to carry out its services for the Fund. These nonaffiliated third parties provide marketing, administration or other related services to the Fund and/or carry out marketing activities on the Fund’s behalf. Each of these nonaffiliated third parties described in this exception is required to enter into a joint marketing or other agreements with the Administrator. These agreements include confidentiality provisions as required by GLBA privacy regulations. These provisions ensure that the nonaffiliated third party only uses and re‑discloses Investor nonpublic personal information for the purpose for which it was originally disclosed.
The Fund may also share information when it is necessary to effect, administer, or enforce a transaction for an Investor or if an Investor initiates a request for the Fund to share information with an outside party. All requests by Investors must be received in writing from the Investor or the Investor’s authorized representative.
It also may be necessary under anti-money laundering and similar laws to disclose information about Investors in order to accept subscriptions from them. The Fund also will release information about Investors if compelled to do so by law in connection with any government request or investigation, or if any Investors direct the Fund to do so.
USE OF PROCEEDS
The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund invests substantially all of its assets in the Master Fund.
The Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, directly, or indirectly through a Subsidiary, in primary and secondary investments in Investment Funds and co‑investments in portfolio companies pursuant to the Master Fund’s investment objective and principal strategies. Notwithstanding the foregoing, the Adviser anticipates that it may take up to 3 months to invest all or substantially all of the proceeds from a sale of Units in accordance with the Master Fund’s investment objective and policies. The Adviser anticipates this to be the case because of the limited opportunities that exist to invest in primaries, secondaries and co‑investment opportunities.
To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and in cash and short-term securities. In addition, the Master Fund may use derivative instruments, primarily equity options and swaps (and, to a lesser extent, futures and forwards), for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of its assets

34

in ETFs, cash and short term investments as it seeks for desirable investments for the private equity portion of the Master Fund’s portfolio.
THE FUND
The Fund, which is registered under the 1940 Act as a closed‑end, non‑diversified, management investment company, was organized as a Delaware limited liability company on May 16, 2014. The Fund’s principal office is located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, and its telephone number is (877) 355‑1566. The Fund invests all or substantially all of its assets in ownership interests in the Master Fund. The Master Fund is a closed‑end, non‑diversified management investment company, organized as a Delaware limited liability company on May 16, 2014 and registered under the 1940 Act. Investment advisory services are provided to the Fund and the Master Fund by the Adviser pursuant to the Investment Management Agreements. The individuals who serve on the Board are responsible for monitoring and overseeing the Fund’s investment program. The Master Fund Board, which currently has the same composition as the Board, has overall responsibility for monitoring and overseeing the investment program of the Master Fund. See “Management of the Fund.”
STRUCTURE
The Fund is a specialized investment vehicle that incorporates both features of an unregistered private investment fund and features of a closed‑end investment company that is registered under the 1940 Act. Private investment funds (such as private equity funds) are collective asset pools that typically offer their securities privately, without registering such securities under the Securities Act. Securities offered by private investment funds are typically sold in large minimum denominations (often at least $5 million to $20 million) to a limited number of institutional investors. The managers of such funds are generally compensated through asset-based fees and incentive-based/carried interest allocations. Registered closed‑end investment companies are typically managed more conservatively than most private investment funds because of the requirements and restrictions imposed on them by the 1940 Act. Compared to private investment funds, registered closed‑end companies may have more modest minimum investment requirements, and generally offer their units to a broader range of investors. Advisers to such investment companies, such as the Adviser, are typically compensated through asset-based fees.
Investors purchase Units in the Fund. Units may be purchased as of the first business day of each month based upon the Fund’s net asset value as of the close of business on the business day immediately preceding such date.
Similar to private investment funds, Units of the Fund are sold in relatively large minimum denominations to high net worth and institutional investors. In contrast to many private investment funds, however, the Fund is permitted to offer Units to an unlimited number of Eligible Investors. The Fund was designed to permit certain sophisticated Investors to participate in an investment program that employs private equity strategies without requiring, among other things, Investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.
INVESTMENT PROGRAM
The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund. The Master Fund has the same investment objective as the Fund and will seek to achieve its investment objective by investing predominantly in interests in Investment Funds and co‑investments in portfolio companies. In addition to units of the Master Fund, the Fund may hold a portion of its assets in cash to pay for current operating expenses. Each Investment Fund is managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of

35

such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.
Under normal circumstances, the Master Fund expects to invest primarily in any of (i) private equity investments of any type, including primary and secondary investments in private equity, infrastructure and other private asset funds (“Investment Funds”) and investments in companies that are typically made alongside one or more Investment Funds (“Co‑Investment Opportunities”), (ii) exchange-traded funds (“ETFs”) designed to track equity indexes and (iii) cash, cash equivalents and other short-term investments. The allocation among these types of investments may vary from time to time.
The Master Fund may make investments directly or indirectly through its two Subsidiaries. Each Subsidiary has the same investment objective and strategies as the Master Fund and, like the Fund and the Master Fund, is managed by the Adviser. The Master Fund may invest up to 25% of its total assets in the Corporate Subsidiary. The Master Fund’s investment in the Corporate Subsidiary permits the Master Fund to pursue its investment objective and strategies in a potentially tax‑efficient manner. The Master Fund may also invest all or a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Master Fund’s use of a revolving credit facility. Except as otherwise provided, references to the Master Fund’s investments include each Subsidiary’s investments for the convenience of the reader.
The Adviser believes that the Master Fund’s investment program will offer a unique approach to private equity investing for Eligible Investors who previously have not had access to high quality private equity Investment Funds. In pursuing the Master Fund’s investment objective, the Adviser will allocate capital in the private equity portion of the portfolio across primary and secondary investments in Investment Funds and co‑investments in portfolio companies. The Adviser will seek to invest across a broad spectrum of Investment Funds (e.g., buyout, growth capital, special situations, credit, private infrastructure, real estate, real assets, and other private asset funds), determined by a diverse selection of geographies (e.g., North America, Europe, Asia, and emerging markets) and vintage years. Notwithstanding the foregoing, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Adviser to date has invested the private equity portion of its portfolio primarily in co‑investments and/or secondaries of Investment Funds. At any given time, the Master Fund’s geographic diversification may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies. In addition, the Master Fund’s ability to access certain types of investment opportunities, including secondary investments, may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.
The Fund and the Master Fund have been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule K‑1s.
To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and in cash and short-term securities. In addition, the Master Fund may use derivative instruments, primarily equity options and swaps (and, to a lesser extent, futures and forwards), for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of its assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.
In addition to the foregoing, the Master Fund may utilize a revolving credit facility to satisfy repurchase requests, to meet capital calls and to otherwise provide the Master Fund with temporary liquidity.
The Master Fund has obtained an exemptive order from the SEC that permits the Master Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

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Investment Philosophy
Registered investment companies, such as the Fund and the Master Fund, are generally subject to significant regulatory restrictions with respect to selling securities short and using leverage and derivatives. The Investment Funds generally are not subject to the same investment restrictions as the Master Fund or the Fund, and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. While the 1940 Act applies to the Master Fund and the Fund, the Investment Funds are not subject to the 1940 Act.
By investing in the Fund, Investors gain access to funds managed by Investment Fund Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically charged by such Investment Fund Managers. The Fund should also benefit from its exposure to a number of different investment styles. Investing through various Investment Fund Managers that employ different strategies may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager.
Investment Strategies
The Master Fund seeks to provide investors with long-term capital appreciation by investing a substantial portion of its assets in a diverse portfolio of Investment Funds.
The principal elements of the Adviser’s investment strategy include: (i) allocating the assets of the Master Fund across Investment Funds, portfolio companies, and other assets; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive value; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Adviser’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

•
Asset Allocation. With respect to Investment Funds, the Master Fund will define a strategic asset allocation that seeks to benefit from long-term diverse investments through exposure to different geographic markets, investment types, and vintage years. The Adviser seeks to implement a proactive approach to portfolio construction, defining strategic goals and reviewing the portfolio’s development on an on‑going basis. This approach enables the Adviser to construct portfolios that the Adviser believes are appropriately diverse and reflect the Adviser’s assessment of sector and valuation themes. To seek to achieve the targeted strategic asset allocation, the Master Fund will allocate its capital among primary and secondary investments in Investment Funds and pursue co‑investment opportunities alongside Investment Funds.

•	Access. The Fund will seek to provide Investors with access to investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

•	Commitment Strategy. The Adviser intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.

•
Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with the Investment Fund Managers and to monitor the performance of individual Investment Funds and co‑investments by tracking operating information and other pertinent details.

No guarantee or representation is made that the investment program of the Fund, the Master Fund, or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective. The Adviser also may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Master Fund’s portfolio holdings at any time.
Private Equity
Private equity is a common term for investments that are typically made in non‑public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance.

37

Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.
Private equity investments are typically made in non‑public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.
Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund. The fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the fund’s investors. The funds themselves typically have a term of ten to thirteen years.
The private equity market is diverse and can be divided into several different segments. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.
Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to allocate significant assets to private equity.
Buyouts, Growth Capital, Special Situations, Venture Capital/Other
In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages may have distinct risk, return and correlation characteristics, and play different roles within a diverse private equity portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: buyout, growth capital, special situations, and venture capital. These categories may be further subdivided based on the investment strategies that are employed (e.g., credit investments or real estate investments).

•
Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid‑, large-, or mega-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large- and mega‑cap segment. Overall, debt financing typically makes up 50‑70% of the price paid for a company.

•
Growth Capital. Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity.

•	Special Situations. A broad range of investments including mezzanine, distressed debt, infrastructure, energy/utility investing and turnarounds may be classified as special situations.

•
Venture Capital/Other. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub‑stages (usually classified as seed, early and late stage) in partnership with other investors. It is not anticipated that venture capital will be a meaningful portion of the Master Fund’s allocations.

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Private Equity Investment Types
Some of the investments that the Adviser will consider with respect to the Master Fund include, but are not limited to:

•
Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds that are typically acquired by way of subscription during their fundraising period. Most private equity fund sponsors raise new funds only every two to four years, and many top‑performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.
Primary investments typically exhibit a value development pattern, commonly known as the “J‑curve,” in which the fund’s net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment development. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

•
Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period at a premium or discount to the private equity funds’ net asset value at a specific reference date. Secondary investments may play an important role in a diverse private equity portfolio. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit a pronounced J‑curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries typically provide earlier distributions than primaries. Past performance is not indicative of future results. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development. In addition, the Master Fund’s ability to access secondary investments may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

•
Direct Investments/Co‑Investments. Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co‑investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co‑investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest. Co‑investments are typically offered to Investment Fund investors when the Investment Fund Manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co‑investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees. It is anticipated that Co‑Investment Vehicles will be formed and managed by third-party fund managers and that neither the Adviser nor the Fund or Master Fund will be able to exercise day to day control over the Co‑Investment Vehicles.

Portfolio Allocation
The Master Fund’s investment process will begin with an allocation framework among: (i) primary and secondary private equity investments and co‑investments in portfolio companies; (ii) buyout, growth capital, credit, distressed investments, special situations investments, private infrastructure funds, real estate, real assets, and other

39

private asset funds; and (iii) investments focused in North America, Europe, Asia, and emerging markets. The framework also provides for diverse allocations over vintage years and with respect to individual investments. It is expected that through such diversification, the Master Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, sector, vintage year, or a smaller number of funds.
Because of the distinct cash flow characteristics associated with different types of private equity investments, asset allocation is based on both quantitative and qualitative factors.
Over time, the allocation ranges and commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, the Master Fund’s existing portfolio at the relevant time, or other pertinent factors.
The Adviser intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years. As a result, without an appropriate commitment strategy, a significant exposure to private equity investments could be difficult to achieve. The Adviser will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level. As disclosed above, the private equity portion of the Master Fund’s portfolio to date has been comprised primarily of co‑investments and secondary investments and will evolve over time to include a higher percentage of primary investments. As such, the proportion of assets allocated to secondary investments, primary investments, and co‑investments will depend on the maturity profile of the existing portfolio and the cash flows into the Master Fund and will be managed to achieve a stated investment strategy. Furthermore, the Master Fund may over-commit to private equity investments—both primaries and secondaries—to provide an appropriate investment level. The Master Fund’s exposure to certain types of investments has been minimal at times and may continue to vary depending on legal, regulatory or tax considerations. See “Types of Investments and Related Risk Factors.”
To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and cash and short term securities. In addition, the Fund may use derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, and as described previously, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of the Master Fund’s assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.
The Master Fund’s asset allocation with respect to the private equity portion of its portfolio, when fully deployed, is expected to be as noted below. The Adviser expects that even when the Master Fund’s assets are fully invested, a substantial portion of the Master Fund’s assets may consist of liquid assets, including ETFs, high quality fixed income securities, money market instruments, money market mutual funds, and other short-term securities, and cash or cash equivalents. At any given time, the Master Fund’s geographic diversification may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies.
Asset Allocation

Financing Stage
Buyout	40%‑100%
Growth Capital	0%‑20%
Special Situations/Real Estate/Other Private Assets	0%‑40%

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Geographic Region
North America	20%‑100%
Europe	0%‑40%
Asia and Rest of World	0%‑40%
Hedging Techniques
From time to time, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Master Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps, exchange-listed and over‑the‑counter put and call options, futures, and forward contracts.
To the extent permitted by the 1940 Act and any applicable rules and guidance issued thereunder, and in accordance with Rule 18f‑4 under the 1940 Act, the Fund and the Master Fund may not treat the Master Fund’s potential exposure in a derivative transaction as senior securities that are subject to the borrowing restrictions of the Fund and the Master Fund.
Temporary Defensive Strategies
The Master Fund may, from time to time in its sole discretion, significantly alter its portfolio as a temporary defensive strategy. A defensive strategy may be employed as an alternative to, or in conjunction with, an option hedging strategy if, in the judgment of the Adviser, the performance of ETFs is likely to be adversely affected by current or anticipated economic, financial, political, or social factors. For defensive purposes, the Master Fund may invest without limit in short-term securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities, and repurchase agreements, or it may retain funds in cash. When the Master Fund is invested defensively, it may not meet its investment objective. In addition, the Master Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds in significant amount while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, pending investment, in order to fund anticipated repurchases, expenses of the Master Fund, or other operational needs, or otherwise in the sole discretion of the Adviser.
Investment Selection
Primaries
The Adviser intends to invest in a broad spectrum of Investment Funds, determined by a diverse selection of strategies, Investment Fund Managers, geographies, and vintage years. The Adviser’s manager selection process seeks to pick high-quality Investment Fund Managers from a broad range of opportunities by incorporating both a top‑down and a bottom‑up approach. The top‑down process seeks to analyze whether each Investment Fund Manager fits within the overall target strategy allocations for the Master Fund, while the bottom‑up process seeks to identify the relevant strengths and weaknesses of each Investment Fund Manager and identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market. The Adviser will select Investment Funds on the basis of strategy, availability, pricing (in the case of secondaries and co‑investments), and various qualitative and quantitative criteria, including its analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and an Investment Fund Manager’s reputation, experience, expertise, and adherence to its investment philosophy. Opportunities are sourced through a network of relationships with intermediaries, agents, and investors, and then individually evaluated by the Adviser’s and its affiliates’ investment professionals using its selection process. See “Investment Program—Due Diligence” below.
Secondaries
With respect to investments in secondaries, the Adviser’s approach to the market is driven by a strategic approach to asset allocation, value investing, and a focus on asset quality. The Adviser seeks to implement a proactive approach to asset allocation, deciding on strategic goals and reviewing the portfolio’s development on an

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on‑going basis. This approach enables the Adviser to construct portfolios it believes are appropriately diverse and reflect the Adviser’s assessment of sector and valuation themes. The Adviser seeks opportunities to invest in portfolios of assets at a discount to their intrinsic worth, with an emphasis on finding relative value across markets. Opportunities are assessed by reference to cyclically adjusted measures of value on a sector basis, incorporating earnings multiples, dividend ratios, and book value measures, as appropriate. These valuation metrics are used to help support the Adviser’s philosophy of focusing on and prioritizing entry value, and helping to identify and favor those assets that the Adviser believes are the most attractively priced secondary transaction opportunities available in the market for the Master Fund at a particular point in time. A key consideration informing the Adviser’s secondary investment strategy is manager and asset quality. In sourcing opportunities, the Adviser focuses on funds from historically high-performing management groups, with a close alignment of the Investment Fund Manager’s incentives with those of investors, and on developing a diverse portfolio of quality underlying assets with the characteristics to provide upside potential as well as resilience in downside scenarios.
Co‑Investments
The Adviser seeks to identify co‑investment opportunities for the Master Fund from a select group of Investment Fund Managers with which the Adviser generally has long-standing relationships. Co‑investments are managed by primary fund managers that are screened, analyzed, and monitored by the Adviser. The Adviser focuses on Investment Fund Managers with strong sector expertise and resulting operational capabilities that are well positioned to source, operationally improve, and exit companies successfully. This framework of manager selection within the Adviser’s investment programs, and the Adviser’s evaluation of current market conditions, determines the amount, quality, and type of co‑investments the Adviser is likely to originate.
Affiliated Transactions
The Master Fund has obtained exemptive relief from the SEC permitting the Master Fund to invest alongside other funds managed by the Adviser or its affiliates in a manner consistent with the Master Fund’s investment objective and strategies. Pursuant to such exemptive relief, the Master Fund generally is permitted to invest alongside such affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Master Fund’s Independent Directors concludes that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Master Fund and its shareholders and do not involve overreaching in respect of the Master Fund or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Master Fund’s shareholders and is consistent with the Master Fund’s investment objective and strategies, and (3) the investment by any of the Adviser’s affiliates would not disadvantage the Master Fund, and the Master Fund’s participation would not be on a basis different from or less advantageous than that on which any of the Adviser’s affiliates are investing.
Due Diligence
The Adviser and its personnel use a range of resources to identify and source the availability of promising Investment Funds and co‑investment opportunities. The Adviser’s diligence process focuses on risk management and investment and operational diligence. The Adviser will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Adviser’s analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.
The Adviser and its personnel use a range of sources to identify, evaluate, select, and monitor investments for the Master Fund. The Adviser’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationships with Investment Fund Managers. The Adviser’s investment committees are responsible for portfolio allocation and final investment decisions.

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The Adviser typically identifies prospective investments from multiple sources, including a network of intermediaries, agents, and investors. The Adviser seeks to maximize the number of available investment opportunities through active research of the market, industry relationships, meetings with managers before they become investable, and knowledge acquired throughout the primary, secondary, and co‑investment teams.
Investment opportunities are typically subjected to initial screening. For primary investments, the initial screening is based on initial quantitative research and an introductory meeting with Investment Fund Managers. For secondary investments, deals are screened for other pertinent information, such as vendor motivations and objectives of the vendor, transaction details, and nature of the sale (proprietary or otherwise). For co‑investments, the screening process is two‑fold, taking account of both the Investment Fund Manager’s credentials and the investment opportunity in the target portfolio company. The initial screening process for primary and secondary investment opportunities also incorporates the results of both bottom‑up and top‑down analyses. The Adviser’s bottom‑up investment process seeks to identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market and includes set of investment criteria designed to assess the likelihood of a manager generating superior returns in the future. Top‑down analysis seeks to identify themes relevant to portfolio construction, such as key sectors, stages, and strategies, and includes consideration of macroeconomic outlook; strength of financial markets, in particular the strength and depth of the IPO and debt markets; merger and acquisitions activity; regulatory and political environment and deal flow in the underlying private equity market and market of potential private equity targets.
During its due diligence process for primary investments, the Adviser expects to hold a series of onsite meetings with prospective Investment Fund Managers during which qualitative and quantitative evaluation processes may be applied. The Adviser may also hold discussions with underlying portfolio companies of the target Investment Fund or any predecessor fund. The Adviser typically reviews offering documents, performs a systematic analysis of an Investment Fund Manager’s track record using proprietary due diligence models, and considers terms of the investment.
During its due diligence process for secondary investments, the Adviser conducts an evaluation of individual companies within the portfolio of the target Investment Funds and seeks to understand key terms, cash flows, valuations, performance, large portfolio company developments, availability of discounts, and historical performance of prior funds, if any. The Adviser also considers the tax issues and legal terms of the investment.
During its due diligence process for co‑investments, the Adviser engages in a combination of qualitative and quantitative analysis, assessing the merits and risks of an investment opportunity as well as the capability and experience of the Investment Fund Manager. The Adviser will engage with the lead private equity firm to assess the risks of the business, the value creation thesis, financial performance, and market position. The Adviser typically will meet with management of the target operating company, review due diligence reports prepared on the target operating company, analyze the capital structure and the valuation of the target operating company, conduct financial modeling under various investment cases, and consider the exit strategies for the target company and the terms of the proposed investment.
While the summary above provides an overall framework of diligence processes anticipated to be used by the Adviser, it is not intended to be prescriptive or restrictive to the Adviser’s investment work, as flexibility of approach is required. In particular, it should be noted that due diligence is necessarily and deliberately tailored to each investment and may differ across regions and in different situations, based on the experience and judgment of the investment professionals concerned.
After making an investment, and as part of its ongoing monitoring process, the Adviser will seek to (i) track operating information and other information regarding the investment; (ii) participate in periodic conference calls with Investment Fund Managers and conduct onsite visits where appropriate; (iii) review audited and unaudited reports relating to the investment; and (iv) monitor turnover in senior Investment Fund Manager personnel and changes in investment and operational policies and guidelines. In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

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The Adviser uses its private equity investment experience through various economic cycles and in different regional markets to inform its diversification strategies, thematic investment strategies, and due diligence process, and to seek to produce attractive risk-adjusted returns. The Adviser utilizes its due diligence and monitoring processes in assessing the past performance and future potential of investments.
Portfolio Construction
The Adviser manages the Master Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by Investors and any distributions made to Investors.
The Adviser intends to use a range of techniques to reduce the risk associated with the Master Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) diversifying commitments across several geographies and vintage years; (ii) allocating capital among primary investments, secondary investments, and co‑investment opportunities; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy tender requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; (vi) seeking to invest in ETFs, cash, and short-term securities to provide liquidity to satisfy tender requests and capital calls, consistent with the limitations and requirements of the 1940 Act; and (vii) seeking the use of derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments.
The Master Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Adviser may sell certain of the Master Fund’s assets.
The Adviser will seek to allocate Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies. The Adviser generally seeks to invest the Master Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.
The Fund and the Master Fund are both “non‑diversified” funds under the 1940 Act. See “Types of Investments and Related Risk Factors—Non‑Diversified Status.” The Adviser believes, however, that the Master Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies, vintage year, geography, and financing stage to diminish the impact on the Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Master Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.
The Adviser will seek to limit the Master Fund’s investment in any one Investment Fund or co‑investment to no more than 25% of the Master Fund’s gross assets (measured at the time of investment). Where only voting securities may be available for purchase by the Master Fund, the Master Fund may seek to create by contract the same result as owning a non‑voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.
The Investment Funds generally are not subject to the Master Fund’s or the Fund’s investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. While the 1940 Act applies to the Master Fund and the Fund, the Investment Funds are not subject to the 1940 Act.
There can be no assurance that the Fund’s or the Master Fund’s investment program will be successful, that the objectives of the Fund or the Master Fund with respect to liquidity management will be achieved or that the Master Fund’s portfolio design and risk management strategies will be successful. Prospective Investors should refer

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to the discussion of the risks associated with the investment strategy and structure of the Fund found under “Types of Investments and Related Risk Factors.”
TYPES OF INVESTMENTS AND RELATED RISK FACTORS
General Risks
Investing in the Fund involves risks, including those associated with investments made by the Investment Funds in which the Master Fund invests. References in this section to the “Master Fund” also include each Subsidiary, which shares the same risks as the Master Fund.
Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio (which, for this purpose, means the aggregate investments held by the Master Fund) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.
An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Master Fund’s and Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, labor strikes, war, terrorism, cyberterrorism, major or prolonged power outages or network interruptions, earthquakes, hurricanes, floods, fires, epidemics or pandemics and other factors which are beyond the control of the Master Fund, the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund’s or the Master Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.
All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.
Investment Discretion; Dependence on the Adviser. The Adviser has complete discretion to select the Investments Funds as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments for the Master Fund (“Master Fund Investments”) consistent with the Fund’s investment objective and consistent with prospectus disclosure. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Master Fund Investments. Through the Fund’s interest in the Master Fund, the Fund’s assets are indirectly invested in the Master Fund Investments. The Adviser has the authority and responsibility for portfolio construction, the selection of Master Fund Investments and all other investment decisions for the Master Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund. Investors will have no right or power to participate in the management or control of the Fund, the Master Fund or the Master Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives. The Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for Investors to gain access to any particular Investment Fund.
Master-Feeder Structure. The Fund and the Master Fund are part of a “master-feeder” structure. The Master Fund may accept investments from other investors, including other investment vehicles that are managed or

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sponsored by the Adviser or the Sponsor, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses, and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund.
Because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than Investors in the Fund. Such other investors in the Master Fund may include other registered investment companies, the seed investor and other select investors. Substantial repurchase requests by investors of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its investments more rapidly than might otherwise be desirable. This may limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund’s asset base could make it more difficult for the Master Fund to generate profits or recover losses. Investors will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units prior to or at the same time as the investors of the Master Fund that are requesting to have their Master Fund Interests repurchased. If other investors in the Master Fund, including the seed investor and other investment vehicles that are managed or sponsored by the Adviser or Sponsor or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund’s Master Fund Interests that may be repurchased by the Master Fund and, therefore, the amount of Units that may be repurchased by the Fund. See “Repurchases of Units and Transfers.”
Limitations on Transfer; Units Not Listed; No Market for Units. The transferability of Units is subject to certain restrictions contained in the limited liability company agreement of the Fund, a copy of which is attached as Appendix A to this prospectus (the “LLC Agreement”). Units are not traded on any securities exchange or other market. No secondary market currently exists for Units. Although the Adviser and the Fund expect to recommend to the Board that the Fund offer to repurchase 5% of the Units on a quarterly basis, no assurances can be given that the Fund will do so and any particular recommendation may exceed such percentage. Consequently, Units should only be acquired by Investors able to commit their funds for an indefinite period of time.
Closed‑End Fund; Liquidity Risks. The Fund is a non‑diversified, closed‑end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed‑end funds differ from open‑end management investment companies (commonly known as mutual funds) in that investors in a closed‑end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to tender its Units in the Fund for a substantial period of time.
Repurchase Risks. To provide liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. With respect to any future repurchase offer, Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Units to be repurchased are valued by the Fund (the “Valuation Date”). Investors that elect to tender any Units for repurchase will not know the price at which such Units will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined. The Fund will only provide offers to repurchase concurrent with the Master Fund.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one‑year anniversary of the Investor’s purchase of Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a “first in‑first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

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The Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Fund may tender fewer Units than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner. See “Repurchases of Units and Transfers.”
Substantial requests for the Fund to repurchase Units could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases and could cause the Adviser to sell investments at different times than similar investments are sold by other investment vehicles advised by the Adviser. This could have a material adverse effect on the value of the Units and the performance of the Fund and the Master Fund. In addition, substantial repurchases of Units may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. Under unusual market conditions, the Adviser and the Sponsor anticipate that they may not recommend to the Board that the Fund conduct a repurchase offer in any particular quarter if the Fund’s repurchase offers in the two immediately preceding quarters were oversubscribed by a substantial amount in the opinion of the Adviser and the Sponsor. If a repurchase offer is oversubscribed, or if the Fund does not conduct a repurchase offer in any particular quarter, investors will have to wait until the next repurchase offer to make another repurchase request. As a result, investors may be unable to liquidate all or a given percentage of their investment in the Fund during a particular quarter.
Distributions In‑Kind. The Fund generally expects to distribute to the holder of Units that are repurchased cash or a debt obligation, which may or may not be certificated, and which would entitle such holder to the payment of cash in satisfaction of such repurchase. See “Repurchases of Units and Transfers.” However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units. The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Master Fund may receive securities from an Investment Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in‑kind to the Master Fund’s investors followed, in turn, by a distribution in‑kind to the Fund’s Investors. In the event that the Fund makes a distribution of such securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.
Exchange-Traded Funds. To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes. ETFs are hybrid investment companies that are registered as open‑end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed‑end funds. ETFs in which the Master Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular equity index.
The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Master Fund invests in ETFs, Investors of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Master Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.
The risks of ETFs designed to track equity indexes may include passive strategy risk (the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non‑correlation risk (the ETF’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that

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issued them, general market conditions, and/or economic conditions), market trading risks (the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF), and concentration risk (to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market). The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.
The provisions of the 1940 Act may impose certain limitations on the Master Fund’s investments in other investment companies, including ETFs. In particular, the 1940 Act, subject to certain exceptions, generally limits a fund’s investments in ETFs to no more than (i) 3% of the total outstanding voting stock of any one ETF, (ii) 5% of the fund’s total assets with respect to any one ETF, and (iii) 10% of the fund’s total assets with respect to ETFs or other investment companies in the aggregate (the “Limitation”). Pursuant to rules adopted by the SEC, the Master Fund may invest in excess of the Limitation if the Master Fund and the investment company in which the Master Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Master Fund is investing in shares issued by affiliated funds. In addition, the Master Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Limitation.
The Master Fund’s or the Fund’s purchase of shares of ETFs may result in the payment by a shareholder of duplicative management fees. Pantheon Ventures (US) LP, the Master Fund’s and the Fund’s investment adviser (the “Adviser”), will consider such fees in determining whether to invest in other mutual funds. The return on the Master Fund’s and the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.
Wholly-Owned Subsidiaries Risk. By investing in the Subsidiaries, the Master Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Master Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act (e.g., it will enter into an investment management agreement with the Adviser that contains the provisions required by Section 15(a) of the 1940 Act (including the requirement of annual renewal), will have an eligible custodian or otherwise meet the criteria of Section 17(f) of the 1940 Act, and, together with the Master Fund on a consolidated basis, will comply with the provisions of Section 8 of the 1940 Act relating to fundamental investment policies, Section 17 relating to affiliated transactions and fidelity bond requirements, Section 18 relating to capital structure and leverage, and Section 31 regarding books and records) and be subject to the same policies and restrictions as the Master Fund as they relate to the investment portfolio. The Master Fund wholly owns and controls each Subsidiary, which, like the Master Fund, is managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of the Master Fund and its members. In managing a Subsidiary’s investment portfolio, the Adviser will manage the Subsidiary’s portfolio in accordance with the Master Fund’s investment policies and restrictions. There can be no assurance that a Subsidiary’s investment objective will be achieved. Changes in the laws of the United States and/or the State of Delaware, under which the Master Fund and the Subsidiaries are organized, could result in the inability of the Master Fund and/or a Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its members.
Borrowing. The Fund and the Master Fund may borrow money in connection with their investment activities—i.e., the Fund and the Master Fund may utilize leverage. The Fund and the Master Fund may borrow money through a credit facility or other arrangements to satisfy repurchase requests from Fund Investors, to pay operating expenses, to fund capital commitments to Investment Funds, and to otherwise provide temporary liquidity. The Master Fund may also borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Master Fund with temporary liquidity to fund investments in Investment Funds in advance of the Master Fund’s receipt of distributions from another Investment Fund. The Master Fund has entered into a credit facility for such purposes.

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The Fund and the Master Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Master Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns.
The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Master Fund’s or Fund’s total indebtedness may not exceed one‑third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, shares unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase.
The Fund or the Master Fund may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund or the Master Fund on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund. If the Fund or the Master Fund cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. Additionally, uncertainty in the debt and equity markets may negatively impact the Fund’s or the Master Fund’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.
Hedging. Subject to the limitations and restrictions of the 1940 Act, the Master Fund may use derivative transactions, primarily equity options and swaps (and, to a lesser extent, futures and forwards contracts) for hedging purposes. Derivative transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, non‑correlation with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Master Fund could present significant risks, including the risk of losses in excess of the amounts invested. See “Legal and Regulatory Risks.”
Options. There are various risks associated with transactions in options. The value of options will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The Master Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. There can be no assurance that a liquid market will exist when the Master Fund seeks to close out an option position. If no liquid offset market exists, the Master Fund might not be able to effect an offsetting transaction in a particular option. If the Master Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Master Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Master Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the index decline. If the Master Fund writes a call option and does not hold the underlying security or instrument, the amount of the Investment Fund’s potential loss is theoretically unlimited. Stock or index options that may be purchased or sold by the Master Fund may include options not traded on a securities exchange. The risk of nonperformance by the Master Fund’s counterparty to such bilateral options may be greater and the ease with which the Master Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.
Swap Agreements. Swap agreements are two‑party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular

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dollar amount invested at a particular interest rate, in a particular non‑U.S. currency, or in a “basket” of securities representing a particular index. Because swap agreements are two‑party contracts that may be subject to contractual restrictions on transferability and termination, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The Master Fund’s use of swaps could create significant investment leverage.
Futures and Forwards. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Master Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Master Fund from achieving the intended hedging effect or expose the Master Fund to the risk of loss.
Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. Disruptions can occur in any market traded by the Master Fund due to unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Master Fund would otherwise recommend, to the possible detriment of the Master Fund. Market illiquidity or disruption could result in major losses to the Master Fund. In addition, the Master Fund will be exposed to credit risks with regard to counterparties with whom the Master Fund trade as well as risks relating to settlement or other default by its counterparties. Such risks could result in substantial losses to the Master Fund.
Legal and Regulatory Risks. Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Fund and the Master Fund, may substantially affect private equity funds and such changes may adversely impact the performance of the Fund and the Master Fund. The regulation of the U.S. and non‑U.S. securities, derivatives and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Such market regulations may increase the costs of the Master Fund’s investments, may limit the availability or liquidity of certain investments, or may otherwise adversely affect the value or performance of the Master Fund’s investments. Any such developments could impair the effectiveness of the Master Fund’s investments and cause the Master Fund to lose value. Counterparty risk with respect to derivatives and certain other transactions has also been impacted by rules and regulations affecting such markets. For example, the Master Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, in the event of an insolvency of its counterparties (or their affiliates) could be stayed or eliminated under relatively new special resolution regimes adopted in the United States and various other jurisdictions.
Greater regulatory scrutiny may increase the Fund’s, the Master Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Master Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.
With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect private fund managers, the funds that they manage, the instruments in which funds invest (such as derivatives), and the financial industry as a whole. The Dodd-Frank Act, among other things, grants regulatory authorities broad rulemaking authority to implement various provisions of the Act. The full impact of the Dodd-Frank Act, and of follow‑on regulation, is

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impossible to predict. There can be no assurance that current or future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund, the Master Fund, and the Investment Funds, significantly reduce the profitability of the Fund or the Master Fund, or impair the ability of the Fund, the Master Fund, and the Investment Funds to achieve their investment objectives. The implementation of the Dodd-Frank Act also could adversely affect the Fund and the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s, the Master Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Master Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.
Rule 18f‑4 under the 1940 Act governs the classification and use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f‑4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value‑at‑risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f‑4. If a fund meets certain specified conditions, Rule 18f‑4 permits a fund to enter into an unfunded commitment agreement without treating it as a senior security subject to otherwise applicable restrictions under the 1940 Act. In connection with the adoption of Rule 18f‑4, the SEC also eliminated the asset segregation framework for covering certain derivative instruments and related transactions arising from prior SEC guidance. Compliance with Rule 18f‑4 could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f‑4 may limit the Fund’s and the Master Fund’s ability to use derivatives as part of their investment strategy.
The U.S. Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Master Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser (acting in its capacity as investment adviser of the Master Fund) may have to be modified and that positions held by the Master Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser (acting in its capacity as investment adviser of the Master Fund) believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Master Fund and, thus, the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s and the Master Fund’s investment strategy.
The Adviser has claimed the relief provided to fund‑of‑funds operators pursuant to CFTC No‑Action Letter 12‑38 and is therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act with respect to the Fund and the Master Fund. For the Adviser to remain eligible for the relief, the Fund and the Master Fund must comply with certain limitations, including limits on its ability to gain exposure to certain financial instruments such as futures, options on futures and certain swaps. These limitations may restrict the Fund’s and the Master Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return.
Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund will bear a portion of the management fee and other expenses of the Fund and the Master Fund. An Investor in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Master Fund as an investor in the Investment Funds. In addition, to the extent that the Master Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund

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generally. As a result, an Investment Fund with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; and extraordinary or non‑recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.
Investments in Non‑Voting Stock; Inability to Vote. The Master Fund may hold its interests in the Investment Funds in non‑voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Master Fund may seek to create by contract the same result as owning a non‑voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually foregoes the right to vote Investment Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund’s and the Fund’s interests. As a result, the Master Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors. Any such waiver arrangement should benefit the Master Fund, as it will enable the Master Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.
Non‑Diversified Status. Each of the Fund and the Master Fund is a “non‑diversified” investment company for purposes of the 1940 Act, which means neither is subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Master Fund will not, however, invest more than 25% of its gross assets (measured at the time of investment) in any one Investment Fund.
Dilution from Subsequent Offering of Units and Master Fund Interests. The Fund may accept additional subscriptions for Units as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Investors in the Investment Funds prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent Investment Funds underperform the prior investments in the Investment Funds. In addition, the Master Fund generally accepts additional investments in Master Fund Interests as determined by the Master Fund Board, in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing investors of the Master Fund, including the Fund, in the Investment Funds made prior to such purchases, which could have an adverse impact on the Master Fund Interests of the existing investors of the Master Fund, including the Fund, if subsequent Investment Funds underperform the prior investments in the Investment Funds.
Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Master Fund determines its month‑end net asset value, the net asset value the Master Fund, and the net asset value of the Fund’s Master Fund Interest, may be subject to later adjustment or revision. For example, net asset value calculations may be revised as a result of fiscal year‑end audits or other conditions that impact the Investment Funds’ investments but that are unknown to the Adviser at the time of the Master Fund’s valuation estimate. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in “Repurchases of Units and Transfers.” As a result, to the extent that such subsequently adjusted valuations from the Investment Funds, direct private equity investments, the Master Fund, or the Fund adversely affect the Master Fund’s net asset value, and therefore the Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the

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adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.
Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of a Class of the Fund’s Units may be subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.
Limited Operating History of Master Fund Investments. Many of the Investment Funds may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Master Fund Investments should not be construed as an indication of the future results of such investments, the Master Fund or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.
Nature of Portfolio Companies. The Master Fund may make co‑investments in, and the Investment Funds will make direct and indirect investments in, various companies, ventures, and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.
Co‑Investment Vehicles. The Master Fund may invest indirectly in Portfolio Companies with third party co‑investors by means of co‑investment vehicles formed to facilitate such investments (“Co‑Investment Vehicles”). It is anticipated that Co‑Investment Vehicles will be formed and managed by third-party fund managers and that neither the Adviser nor the Fund or Master Fund will be able to exercise day to day control over the Co‑Investment Vehicles. The realization of Portfolio Company investments made as co‑investments may take longer than would the realization of investments under the sole control of the Adviser or the Fund or Master Fund because the co‑investors may require an exit procedure requiring notification of the other co‑investors and possibly giving the other co‑investors a right of first refusal or a right to initiate a buy‑sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non‑initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).
Co‑Investment Vehicles may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment, or that the Fund or Master Fund may in certain circumstances be held liable for the actions of such third-party co‑investor. Third-party co‑investors may also have economic or business interests or goals which are inconsistent with those of the Fund or Master Fund, or may be in a position to take or block action in a manner contrary to the Fund’s or Master Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co‑Investment Vehicles, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund or Master Fund.
With respect to Co‑Investment Vehicles, the Fund and Master Fund will be highly dependent upon the capabilities of the private equity fund managers alongside whom the investment is made. The Fund or Master Fund may indirectly make binding commitments to Co‑Investment Vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such Co‑Investment Vehicles. In

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some cases, the Fund or Master Fund will be obligated to fund its entire investment for a Co‑Investment Vehicle up front, and in other cases the Fund or Master Fund will make commitments to fund from time to time as called by the managers of the underlying Co‑Investment Vehicles. Neither the Adviser nor the Fund or Master Fund will have control over the timing of capital calls or distributions received from Co‑Investment Vehicles, or over investment decisions made by such Co‑Investment Vehicles.
Through Co‑Investment Vehicles and co‑investments, the Fund and Master Fund also generally will not have control over any of the underlying Portfolio Companies and will not be able to direct the policies or management decisions of such Portfolio Companies. Thus, the returns to the Fund or Master Fund from any such investments will be dependent upon the performance of the particular Portfolio Company and its management and the Fund will not be able to direct the policies or management decisions of such Portfolio Companies.
Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.
Venture Capital. An Investment Fund may invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.
Debt Securities. An Investment Fund may invest bonds or other debt securities. The value of a debt security may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of fixed income securities to decrease, may adversely impact the liquidity of fixed income securities, and increase the volatility of fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by an Investment Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Credit Risk. An issuer of bonds or other debt securities may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

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Interest Rate Risk. Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. Negative or very low interest rates could magnify the risks associated with changes in interest rates. During periods of increasing interest rates, an Investment Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s or the Master Fund’s assets or distributions may decline. This risk is more prevalent with respect to debt securities held by the Master Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Master Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Funds. Investors’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.
Defaulted Debt Securities and Other Securities of Distressed Companies. The Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.
Mezzanine Investments. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

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Real Estate Investments. The Master Fund may be exposed to real estate risk through its allocation to real estate investments. The residential housing sector in the United States came under considerable pressure for a prolonged period beginning in 2007 and home prices nationwide were down significantly on average. In addition, the commercial real estate sector in the United States was under pressure with prices down significantly on average. Residential and commercial mortgage delinquencies and foreclosures increased over this time period, which led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. Accordingly, the instability in the credit markets adversely affected, and could adversely affect in the future, the price at which real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also adversely affected, and could adversely affect in the future, the broader economy, which in turn adversely affected, and could adversely affect in the future, the real estate markets. Such developments could, in turn, reduce returns from real estate funds or reduce the number of real estate funds brought to market during the investment period, thereby reducing the Master Fund’s investment opportunities.
Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the events described above). Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.
Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium‑sized market capitalizations. While such investments may provide significant potential for appreciation, they may also involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.
Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.
Foreign Investments. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, diplomatic relations, embargoes, economic sanctions against a particular country or countries, organizations, entities and/or individuals, limitation on the removal of funds or assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, the Master Fund and/or an Investment Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund, the Master Fund and/or an Investment Fund in respect of its foreign securities will reduce the Fund’s yield.
Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be

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subject to interpretation or change without prior notice to investors. No assurance can be given that the Investment Funds will satisfy applicable foreign reporting requirements at all times.
In addition, the tax laws of some foreign jurisdictions in which an Investment Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), an Investment Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce an Investment Fund’s net asset value at the time accrued, even though, in some cases, the Investment Fund ultimately will not pay the related tax liabilities. Conversely, an Investment Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.
Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.
Sector Concentration. The 1940 Act requires the Fund to state the extent, if any, to which it concentrates investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The Master Fund or an Investment Fund may concentrate its investments in specific industry sectors, which means each may invest more than 25% of its assets in a specific industry sector. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.
Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co‑investments, which may include investments with a focus on the utilities and energy sectors, thereby exposing the Master Fund to risks associated with these sectors. Additionally, an Investment Fund may invest in Portfolio Companies in the utilities and energy sectors, exposing the Investment Fund, and thereby the Master Fund, to risks associated with these sectors. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.
Transportation Sector. Transportation infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, the effects of economic slowdowns, adverse changes in fuel prices, labor relations, insurance costs, government regulations, political changes, and other factors. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co‑investments, which may include investments with a focus on the transportation sector, thereby exposing the Master Fund to risks associated with this sector. Additionally, an Investment Fund may invest in Portfolio Companies in the transportation sector, exposing the Investment Fund, and thereby the Master Fund, to risks associated with this sector.
Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

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Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates.
Natural Resources Sector. Investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. If the Master Fund has significant exposure to natural resource companies, there is the risk that the Master Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Rising interest rates and general economic conditions may also affect the demand for natural resources.
Precious Metals Sector. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments.
Currency Risk. Investment Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund investments are denominated against the U.S. dollar may result in a decrease in the Master Fund’s and the Fund’s net asset value. Forward currency contracts and options may be utilized on behalf of the Fund and the Master Fund by Investment Funds to hedge against currency fluctuations, but Investment Funds are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.
Risks Relating to Accounting, Auditing and Financial Reporting, etc. The Master Fund and certain of the Investment Funds may invest in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.
Valuation of the Master Fund’s Interests in Investment Funds. A large percentage of the securities in which the Master Fund invests will not have a readily determinable market price and will be fair valued by the Master Fund. The valuation of the Master Fund’s interests in Investment Funds is ordinarily determined monthly based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Adviser under the general supervision of the Master Fund Board. Pursuant to Rule 2a‑5 under the 1940 Act, the Board and the Master Fund Board have designated the Adviser as the Fund’s and the Master Fund’s “Valuation Designee” to perform the Fund’s and the Master Fund’s respective fair value determinations, which are subject to Board and Master Fund Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board and the Master Fund Board receive the information they need to oversee the Adviser’s fair value determinations.
Like the Master Fund’s investments, a large percentage of the securities in which the Investment Funds invest will not have a readily determinable market price and will be valued periodically by the Investment Fund. In this regard, an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value may

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affect the Investment Fund Manager’s compensation or its ability to raise additional funds in the future. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Master Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been wrong, potentially by significant amounts.
The Fund’s and the Master Fund’s securities valuation and pricing services policies and procedures (the “Valuation Procedures”) provide that valuations for Investment Funds will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Adviser pursuant to a valuation methodology that incorporates general private equity pricing principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay, under the general supervision of the Board and the Master Fund Board. The Adviser seeks to maintain accurate Investment Fund valuations by undertaking a detailed assessment of an Investment Fund’s valuation procedures prior to investing in the Investment Fund. Based on the methodology, the Adviser may adjust an Investment Fund’s periodic valuation, as appropriate. The Fund and the Master Fund run the risk that the Adviser’s valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any model that is used could affect the ability of the Master Fund to accurately value Investment Fund assets. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include all knowable information or the most recent information about a company, security, or market factor. In addition, the Adviser may face conflicts of interest in valuing the Fund’s and the Master Fund’s investments, as the value of the Fund’s and the Master Fund’s investments will affect the Adviser’s compensation. Moreover, Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Adviser will consider valuations on an ongoing basis and will determine valuations on a monthly basis. While any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Adviser generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by an Investment Fund until the Funds receive the Investment Funds’ audited annual financial statements.
An Investment Fund’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Master Fund to sell its interests in such an Investment Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its sole discretion, determine to discount the value of the interests or value them at zero.
Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund and the Master Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.
Indemnification of Investment Funds, Investment Fund Managers and Others. The Master Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund and the Master Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.
Termination of the Master Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Master Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Master Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

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General Risks of Secondary Investments. The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.
Contingent Liabilities Associated with Secondary Investments. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim. The Adviser does not anticipate that the Master Fund will accrue contingent liabilities with respect to secondary investments often, but each secondary investment bears the risk of being subject to contingent liabilities.
Risks Relating to Secondary Investments Involving Syndicates. The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.
Commitment Strategy. The Master Fund anticipates that it will maintain a sizeable cash and/or liquid assets position in anticipation of funding capital calls. The Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds.
Holding a sizeable cash and/or liquid assets position may result in lower returns than if the Master Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund and the Master Fund, including the potential inability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally. Moreover, if the Master Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow through a credit facility or other arrangements, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).
Registered Investment Companies. The Fund and the Master Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Master Fund’s investment objective and permissible under the 1940 Act or made pursuant to an exemption under the 1940 Act. Under one provision of the 1940 Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund; or (iii) more than 5% of the Master Fund’s total assets would be invested in any one registered investment company. These restrictions are applicable to the Fund as well, although there is an exception for the Fund’s holding of Master Fund Interests. Pursuant to rules adopted by the SEC, the Fund or the Master Fund may invest in excess of the above limitations if the Fund or the Master Fund and the investment company in which the Fund or the Master Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required

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fund investment agreements and limits on complex fund of funds structures. Other provisions of the 1940 Act are less restrictive provided that the Master Fund or Fund is able to meet certain conditions. The above limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.
The Master Fund or Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.
Cash, Cash Equivalents, Investment Grade Bonds and Money Market Instruments. The Master Fund, the Fund, and Investment Funds may invest, including for defensive purposes, some or all of their respective assets in high quality fixed-income securities, money market instruments, money market mutual funds, and other short-term securities, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Master Fund, the Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Master Fund will retain cash or cash equivalents in sufficient amounts to satisfy capital calls from Investment Funds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.
Repurchase Agreements. The Master Fund and Investment Funds may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price typically is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a fund and afford a Fund the opportunity to earn a return on temporarily available cash. The Funds do not have percentage limitations on how much of their total assets may be invested in repurchase agreements. The Funds typically may also use repurchase agreements for cash management and temporary defensive purposes. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Investment Fund Manager believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While in some cases the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.
In certain instances, a Fund may engage in repurchase agreement transactions that are novated to the Fixed Income Clearing Corporation (“FICC”). FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by the FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.

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Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.
Access to Secondary Investments. The Fund and the Master Fund are registered as investment companies under the 1940 Act and are subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Master Fund’s ability to make secondary investments, as compared to a fund that is not so registered. Such restrictions may prevent the Master Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as RICs under the Code can limit their ability to acquire or continue to hold positions in secondary investments that would otherwise be consistent with their investment strategy. The Master Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to investors in the Master Fund, and correspondingly, the Fund.
Market Disruption and Geopolitical Risk. The Fund and the Master Fund are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID‑19 pandemic, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non‑U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of investments made by the Investment Funds.
The COVID‑19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre‑existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID‑19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID‑19, or the efficacy or utilization of any therapeutic treatments and vaccines for COVID‑19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID‑19 pandemic, or any actions taken to contain or address the pandemic, on the Fund, the financial markets, and the economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, supply chain disruptions and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Investment Funds.
Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on

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currency and financial markets, and on the values of the Fund’s investments. The United Kingdom (the “UK”) left the European Union (“EU”) (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the UK from the EU and the arrangements that will apply to the UK’s relationship with the EU and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.
Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at disadvantageous times. Events such as these and their impact on the Fund and the Master Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund and the Master Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Master Fund, the Investment Funds, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or the Investors. For instance, cyber-attacks may interfere with the processing of Investor transactions, affect the Fund’s ability to calculate its NAV, cause the release of private Investor information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund or Master Fund assets and transactions, Investor ownership of Units, and other data integral to the functioning of the Fund or Master Fund inaccessible or inaccurate or incomplete. The Fund and the Master Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and the Investors could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund and the Master Fund rely on third-party service providers for many of their day‑to‑day operations, and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund or the Master Fund from cyber-attack. Any problems relating to the performance and effectiveness of security procedures used by the Fund and the Master Fund or third-party service providers to protect the Fund’s and the Master Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund or the Master Fund. The Adviser does not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification

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obligations to the Adviser or the Fund. Similar types of cyber security risks also are present for the Investment Funds and other issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the investments of the Investment Funds to lose value.
Other Risks
Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:
Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.
Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund and the Master Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. The Fund and Master Fund will compete for attractive investments with other prospective Investors and there can be no assurance that the Adviser will be able to identify, gain access to, or complete attractive investments, that the investments which are ultimately made will satisfy all of the Fund’s or Master Fund’s objectives, or that the Fund or Master Fund will be able to fully invest its assets. Other investment vehicles managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. Consistent with the Adviser’s allocation policies, the Adviser will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.
The Adviser may sell the Master Fund’s holdings of certain of its investments at different times than similar investments are sold by other investment vehicles advised by the Adviser, particularly if significant redemptions in the Fund occur, which could negatively impact the performance of the Master Fund and the Fund.
Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.
Inside Information. From time to time, the Master Fund, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non‑public information concerning an entity or issuer in which the Master Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Master Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.
Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Master Fund and any interest in the Investment Funds held by the Fund through the Master Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.
Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase Fund Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred in violation of the LLC Agreement or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor); (ii) any transferee does not meet any investor eligibility requirements established by the Fund from time to time; (iii) ownership of the Units by the Investor or other person likely will cause the Fund to be in violation of, or subject the Fund to additional

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registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, the Master Fund, the Adviser or the Sponsor, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is subject to special laws or regulations, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor’s investment balance falls below $25,000 or the amount the Board determines from time to time to be a minimum investment in the Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Fund; or (viii) the Fund or the Board determines that the repurchase of the Units would be in the interest of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.
Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Adviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of the Investment Funds and/or co‑investments and Investment Funds may make investments in a limited number of Portfolio Companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund, through the Master Fund, may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Master Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies.
Placement Risk. It is expected that many Investors will invest in the Fund with RIAs. When a limited number of RIAs represents a large percentage of Investors, actions recommended by the RIAs may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single RIA may vote as a block, if so recommended by the RIA.
Tax Risks. Special tax risks are associated with an investment in the Fund. Each of the Fund and the Master Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund and the Master Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends. Because the Fund will invest substantially all its assets in the Master Fund, if the Master Fund were to fail to satisfy such requirements, the Fund itself would be unable to satisfy the diversification requirement, and would thus be ineligible for treatment as a RIC.
Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Investment Funds in which the Master Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Master Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Investment Funds in which the Master Fund can invest.
Investment Funds and co‑investments classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test, described below. In order to meet the 90% gross income test, the Master Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount or sources of such an Investment Fund’s or co‑investment’s income until such income has been earned by the Investment Fund or co‑investment or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.
The Master Fund intends to invest a portion of its assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes.    A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the

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corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non‑U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund.
In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non‑diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non‑diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund or co‑investment that limit utilization of this cure period. See “Certain Tax Considerations – Taxation of the Fund – Qualification for and Treatment as a Regulated Investment Company.”
If the Master Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Master Fund’s and the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Fund’s Units.
Each of the Fund and the Master Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund or the Master Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Investment Funds. The Master Fund’s investment in Investment Funds and co‑investments will make it difficult to estimate the Master Fund’s and thus the Fund’s income and gains in a timely fashion. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be liable for a 4% excise tax, and it is possible that the Fund will also be liable for such tax. See “Certain Tax Considerations.”
The Master Fund may directly or indirectly invest in Investment Funds, co‑investments or Portfolio Companies located outside the United States. Such Investment Funds, co‑investments or Portfolio Companies may be subject to withholding taxes or other taxes in such jurisdictions with respect to their investments or operations, as applicable. In addition, adverse U.S. federal income tax consequences can result by virtue of certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies” See “Certain Tax Considerations—Passive Foreign Investment Companies.”
Senior Secured Loans. Senior secured loans are of a type generally incurred by the obligors thereunder in connection with highly leveraged transactions, often (although not exclusively) to finance internal growth, acquisitions, mergers and/or stock purchases. As a result of, among other things, the additional debt incurred by the obligor in the course of such a transaction, the obligor’s creditworthiness is often judged by the rating agencies to be below investment grade. Senior secured loans are typically at the most senior level of the capital structure. Senior secured loans are generally secured on shares in certain group companies and may also be secured by specific collateral or guarantees, including but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor and its subsidiaries. Senior secured loans usually have shorter terms than more junior obligations and often require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities on a priority basis.

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Although any particular senior secured loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular senior secured loan will have been a matter of negotiation and will thus be unique. The types of protection afforded to creditors will therefore vary from investment to investment. Because of the unique nature of a loan agreement, and the private syndication of the loan, leveraged loans are generally not as easily purchased or sold as publicly traded securities.
An interest in a non‑investment grade loan is generally considered speculative in nature and may become a defaulted obligation for a variety of reasons. Upon any investment becoming a defaulted obligation, such defaulted obligation may become subject to either substantial workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal and a substantial change in the terms, conditions and covenants with respect of such defaulted obligation. In addition, such negotiations or restructuring may be quite extensive and protracted over time, and therefore may result in uncertainty with respect to ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations may be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. Consequently, the fact that a loan is secured does not guarantee that an Investment Fund will receive principal and interest payments according to the loan’s terms, or at all, or that an Investment Fund will be able to collect on the loan should it be forced to enforce its remedies.
Mezzanine and Other Subordinated Debt, Unsecured Debt, Low/Unrated Debt Risks. Certain investments (or a portion thereof) may be made in certain high-yield securities known as mezzanine investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Mezzanine investments can be lower-rated, unsecured and generally subordinate to other obligations of the issuer.
Mezzanine investments share all of the risks of other high yield securities and are subject to greater risk of loss of principal and interest than higher-rated securities, especially in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of those securities may tend to fluctuate more than those for higher-rated securities.
There are additional risks associated with second-lien or other subordinated loans. In the event of a loss of value of the underlying assets that collateralize the loans, the subordinate portions of the loans may suffer a loss prior to the more senior portions suffering a loss. If a borrower defaults and lacks sufficient assets to satisfy the loan, the Master Fund may directly or indirectly suffer a loss of principal or interest. If a borrower defaults on the loan or on debt senior to the loan, or in the event of the bankruptcy of a borrower, the loan will be satisfied only after all senior debt is paid in full. Similarly, in the event of default on an unsecured loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for an unsecured holder and therefore result in a direct or indirect loss of investment. Unsecured loans also generally have greater price volatility than secured loans and may be less liquid.
Equity Securities, Warrants, Convertible Securities. In addition to the Master Fund’s investment in Investment Funds and otherwise, the Master Fund may invest in equity securities that fall within the definition of “subordinated debt investments” or may receive equity securities or warrants rights as a result of its debt investments. As with other investments, the value of equity securities held by the Master Fund may be adversely affected by actual or perceived negative events relating to the issuer of such securities, the industry or geographic areas in which such issuer operates or the financial markets generally; however, equity securities may be even more susceptible to such events given their subordinate position in the issuer’s capital structure, thus subjecting them to greater price volatility. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options, the terms of which may limit the Master Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Master Fund would otherwise wish.
The Master Fund may also invest in convertible securities, which have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non‑convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income

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characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Master Fund is called for redemption, the Master Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Master Fund’s ability to achieve its investment objective.
Special Situations. The Master Fund may make investments in Investment Funds or with respect to an obligor involved in (or the target of) acquisition attempts or tender offers, or companies involved in spin-offs and similar transactions. In any investment opportunity involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved will either be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Master Fund may be required to sell its investment at a loss. In connection with such transactions (or otherwise), the Master Fund may purchase securities on a when-issued basis, which means that delivery and payment take place sometime after the date of the commitment to purchase and are often conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, reorganization or debt restructuring. The purchase price or interest rate receivable with respect to a when issued security is fixed when the Master Fund enters into the commitment. Such securities are subject to changes in market value prior to their delivery.
The success of an Investment Fund’s activities will typically depend on the ability of the relevant Investment Fund Manager to identify attractive investment opportunities, enhance Portfolio Company value and to see when target improvements/value is reached. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.
The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s and the Master Fund’s investment programs change or develop over time, or market conditions change or develop, an investment in the Fund may be subject to risk factors not described in this Prospectus.
No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective.
CONFLICTS OF INTEREST
The Adviser
The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund and the Master Fund have no interest in these activities. The Adviser, its affiliates and the Distributor may receive payments from private equity sponsors in connection with such activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Master Fund’s and Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund and the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund, the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

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There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Master Fund’s or Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund or Fund, or vice versa. In allocating investments among the Master Fund, the Fund, and Other Accounts, the Adviser will consider the appropriateness of a particular investment opportunity in light of the investment objectives, strategies, and liquidity needs of the Master Fund, Fund, and Other Accounts and will follow its allocation policies and procedures in order to minimize conflicts of interest.
The Adviser or Distributor may compensate, from its own resources, Selling Agents in connection with the distribution of Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists. Such Selling Agents may be affiliated with the Fund, the Master Fund or the Adviser. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser or Distributor and such Selling Agents. Each Selling Agent also may charge Investors, at the Selling Agent’s discretion, a distribution fee based on the purchase price of Fund Units purchased by the Investor. All or a portion of such compensation may be paid by the Selling Agent to the financial advisory personnel involved in the sale of Units. As a result of the various payments that Selling Agents may receive from Investors and the Adviser or Distributor, the amount of compensation that a Selling Agent may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Selling Agent to recommend the Fund over another investment product.
Selling Agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Master Fund, the Adviser, Investment Funds, or Portfolio Companies, or investment vehicles managed or sponsored by the Adviser or Investment Fund Managers, may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to, a Selling Agent. As such, certain conflicts of interest may exist between such persons and a Selling Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.
Selling Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund, the Master Fund or an Investment Fund. Such entities may compete with the Fund, the Master Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Selling Agents that invest in an Investment Fund or a Portfolio Company may do so on terms that are more favorable than those of the Fund or the Master Fund.
Selling Agents that act as selling agents for the Fund or the Master Fund also may act as selling agents for an Investment Fund in which the Master Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the fees described above. A Selling Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund. Such fee arrangements may create an incentive for a Selling Agent to encourage investment in the Fund, independent of a prospective Investor’s objectives.
A Selling Agent may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund, the Master Fund or an Investment Fund. A Selling Agent may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, the Master Fund, an Investment Fund or a Portfolio Company. A Selling Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, the Master Fund, an Investment Fund or a Portfolio Company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or adviser, investment sub‑adviser, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A Selling Agent is

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expected to provide certain of such services to the Fund and the Master Fund in connection with the Fund and the Master Fund obtaining a credit facility, if any.
In addition, issuers of securities held by the Fund, the Master Fund or an Investment Fund may have publicly or privately traded securities in which a Selling Agent is an investor or makes a market. The trading activities of Selling Agents generally will be carried out without reference to positions held by the Fund, the Master Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a Selling Agent having an interest in the issuer adverse to the Fund, the Master Fund or the Investment Fund. No Selling Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund, the Master Fund or an Investment Fund has an interest.
A Selling Agent may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund, the Master Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, the Master Fund or the Investment Fund, including with respect to fees and the right to receive information.
Participation in Investment Opportunities
Directors, principals, officers, employees, and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund or co‑investment in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Fund Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund or co‑investment.
Other Matters
An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers, or employees of the foregoing, may give rise to additional conflicts of interest.
The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund or Fund, except that (i) the Adviser and its affiliates may invest in the Fund and the Master Fund, and (ii) the Master Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Master Fund or Fund. The transactions referred to in (ii) above would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.
Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.
MANAGEMENT OF THE FUND
Board of Directors
The Fund has a Board, currently consisting of Kurt Keilhacker, Eric Rakowski, Victoria Sassine and Garret W. Weston, which supervises the conduct of the Fund’s affairs. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Messrs. Keilhacker and Rakowski and Ms. Sassine are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund, and Mr. Weston is an “interested person” of the Fund. There is no stated term of office for Directors. Each

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Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. Each officer holds office at the pleasure of the Board. The Master Fund’s Board of Directors, which currently has the same composition as the Board of the Fund, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund’s investors, including the Fund. References herein to the “Board” refer to the Board of Directors of the Fund or the Master Fund, as appropriate, and references herein to “Directors” refer to the Directors of the Fund or the Master Fund, as appropriate.
The Adviser
Pantheon Ventures (US) LP serves as the Fund’s and Master Fund’s investment adviser. The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2022, the Adviser had approximately $92.8 billion in assets under discretionary or non‑discretionary management or advice and is an adviser to pooled investment vehicles, pension and profit sharing plans, charitable organizations and other entities. Affiliated Managers Group, Inc. (“AMG”), a publicly-traded company, indirectly owns a majority of the interests of the Adviser. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms.
The Adviser serves as investment adviser to the Fund and the Master Fund pursuant to investment advisory agreements entered into between the Fund and the Adviser and the Master Fund and the Adviser (the “Investment Management Agreements”). The Directors have engaged the Adviser to provide investment advice to the Fund and the Master Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser allocates the Master Fund’s assets and monitors regularly each Investment Fund and co‑investment to determine whether its investment program is consistent with the Master Fund’s and Fund’s investment objective and whether the Investment Fund’s or co‑investment’s investment performance and other criteria are satisfactory. The Adviser may purchase and sell Investment Funds and co‑investments and select additional Investment Funds and co‑investments, subject in each case to the ultimate supervision of, and any policies established by, the Board. A discussion of the basis for each Board’s approving the Investment Management Agreement is incorporated by reference to the section of each Fund’s annual report titled “Approval of Investment Management Agreement.” A copy of each of the Fund’s and the Master Fund’s annual report may be obtained without charge upon request.
Additional Information About the Master Fund’s Wholly-Owned Subsidiaries
The Master Fund intends to invest a portion of its assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes, provided that no more than 25% of the Master Fund’s total assets may be invested in the Corporate Subsidiary at any quarter end of the Master Fund’s taxable year. The Master Fund also intends to invest a portion of its assets in the Lead Fund, a Delaware limited liability company that has elected to be treated as a disregarded entity for U.S. federal income tax purposes.
Each Subsidiary is overseen by its own board of directors. Each Subsidiary’s board of directors currently has the same composition as the Board and the Master Fund Board. The Adviser provides investment advisory services to each Subsidiary pursuant to a separate investment management agreement, which has substantially the same terms and provisions as the Fund’s and Master Fund’s investment management agreements. In consideration of the management fee payable to the Adviser under the investment management agreement between the Adviser and each Subsidiary, the Adviser has agreed to waive the portion of the investment management fee that the Adviser otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Adviser under each Subsidiary’s investment management agreement with the Adviser with respect to such month.

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In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Master Fund. The financial statements of each Subsidiary are consolidated with those of the Master Fund.
A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non‑U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary.
The offices of the Adviser are located at 555 California Street, Suite 3450, San Francisco, California 94104, and its telephone number is (415) 249‑6200.
Pantheon
The Adviser is an affiliate of Pantheon Ventures (UK) LLP (“Pantheon UK”), Pantheon Holdings Limited (“Pantheon Holdings”), Pantheon Ventures, Inc. (“Pantheon Ventures”), and Pantheon Ventures (HK) LLP (“Pantheon HK”) (together with the Adviser, each of their respective subsidiaries, subsidiary undertakings, successors and assigns, collectively “Pantheon”).
Pantheon is a leading international private equity fund investor that has been delivering private equity solutions across a broad range of geographies and strategies for over 30 years. Pantheon’s investment strategies include primary fund, secondary fund, co‑investment, infrastructure, and customized programs.
Investment Management Agreement
Pursuant to the Investment Management Agreements, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund and the Master Fund. Each Investment Management Agreement is terminable without penalty, on sixty (60) days’ prior written notice by the applicable Board, by vote of a majority of the outstanding voting securities of the Master Fund or Fund, as applicable, or by the Adviser. Each Investment Management Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Master Fund or Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Directors who are not “interested persons” of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).
The contractual terms of the Fund’s Investment Management Agreement with the Adviser are substantially the same as the terms of the Master Fund’s Investment Management Agreement with the Adviser, except that the Adviser will waive, under separate agreement, the management fee payable by the Fund under the Fund’s Investment Management Agreement. In consideration of the management services provided by the Adviser to the Master Fund, the Master Fund will pay the Adviser, out of the Master Fund’s assets, the management fee at the annual rate of 0.70% of the Master Fund’s net asset value, calculated prior to giving effect to the payment of such management fee and prior to the deduction of any other asset-based fees (e.g., any administration fee) payable by the Master Fund to either the Adviser or the Sponsor and prior to giving effect to any purchases or repurchases of interests of the Master Fund or any distributions by the Master Fund occurring as of or around the end of the month. Furthermore, the Adviser will charge a management fee to each Subsidiary, but the Adviser will also waive, under separate agreement, a portion of the management fee that the Adviser otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Adviser under each Subsidiary’s investment management agreement with the Adviser with respect to such month. A discussion of the factors considered by the Board in renewing the Investment Management Agreement for an additional year is set forth in the Fund’s semi-annual report to Investors for the six‑month period ended September 30.

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The Investment Management Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties to the Master Fund or the Fund, as applicable, the Adviser will not be liable to the Master Fund or the Fund, as the case may be, or any investor of the Master Fund or Fund, as the case may be, for any for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreements. The Investment Management Agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund and the Master Fund of the Adviser, its affiliates, and any of their respective partners, members, directors, officers, employees, or investors (each, an “Indemnitee”), against any claim, liability, damage, loss, cost, or expense incurred by the Indemnitee that arise out of or in connection with the performance or non‑performance of any of the Adviser’s responsibilities under the applicable Investment Management Agreement, provided that the Indemnitee acted in good faith and not opposed to the best interests of the Master Fund or Fund, as applicable, and the claim, liability, damage, loss, cost, or expense is not incurred by reason of the Indemnitee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations to the Master Fund or Fund, as applicable.
Portfolio Management
While the Adviser’s investment committee reviews and approves all investments made by the Fund and the Master Fund, the below portfolio managers are jointly and primarily responsible for the day‑to‑day management of the Fund and the Master Fund’s portfolio and share equal responsibility and authority for managing the Fund and the Master Fund’s portfolio.
Susan Long McAndrews. Susan joined Pantheon in 2002. Prior to joining Pantheon, Susan was a principal at Capital Z Partners in Asia. In addition, she was a director at Russell Investments from 1995 to 1998 in its private equity group. Susan received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies. Susan is based in San Francisco and has served as a portfolio manager of the Fund since its inception in October 2014.
Dennis McCrary. Dennis joined Pantheon in 2007. Dennis was previously the head of the U.S. Partnership Team at Adams Street Partners. Previously, Dennis held several investment banking and principal investing positions during a 20‑year career with Bank of America and Continental Bank. Dennis received an MBA from the University of Michigan and a BA from Michigan State University. Dennis is based in San Francisco and Chicago and has served as a portfolio manager of the Fund since its inception in October 2014.
Brian Buenneke. Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.
Evan Corley. Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.
Kevin Dunwoodie. Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.
Kathryn Leaf. Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-

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based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.
Jeff Miller. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeff is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.
Rudy Scarpa. Rudy joined Pantheon in 2007. Prior to joining Pantheon, Rudy was previously a partner at Coller Capital where he was a key member of the senior team. Prior to Coller Capital, Rudy worked at Thomas H. Lee Putnam Ventures, Merrill Lynch and Skadden Arps. Rudy received his BS at Indiana University and his JD from New York University School of Law. Rudy is based in New York and has served as a portfolio manager of the Fund since February 2019.
Rakesh (Rick) Jain. Rick joined Pantheon in 2019. Prior to joining Pantheon, Rick was managing director and an investment committee member at Star Mountain, where he led the direct investment business. Rick previously held several senior principal investment positions across asset managers and boutique investment firms including Citigroup, Stone Tower Equity Partners and Green Brook Capital Management. Rick received a Bcom in Economic and Finance from McGill University. Rick is based in New York and has served as a portfolio manager of the Fund since June 2023.
Other Service Providers to the Fund and Master Fund
Administrator
AMG Funds LLC (the “Administrator”) serves as the Administrator for the Fund. The Administrator’s principal business address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Administrator is an indirect, wholly-owned subsidiary of AMG. As a result of its affiliation with AMG, the Administrator is an affiliate of the Adviser. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (the “Administration Fee”), calculated prior to giving effect to the payment of the Administration Fee and prior to the deduction of any other asset-based fees (e.g., the management fee, the Distribution and/or Service Fee and any other administration fee).
The Administrator maintains certain of the Fund’s and Master Fund’s accounts, books, and other documents required to be maintained under the 1940 Act at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other such accounts, books, and other documents are maintained at the offices of the Adviser (555 California Street, Suite 3450, San Francisco, California 94104 or 11 Times Square, 35th Floor, New York, New York 10036), or the Custodian (6023 Airport Road, Oriskany, New York 13424).
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., P.O. Box 534417, Pittsburgh, Pennsylvania 15253-4417, serves as Transfer Agent to the Fund. The Transfer Agent performs certain transfer agency, recordkeeping, fund accounting, and investor services for the Fund.
Custodian
The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 6023 Airport Road, Oriskany, New York 13424, serves as a custodian and fund accounting agent for the Fund and Master Fund. The Custodian is responsible for holding all cash assets and portfolio securities of the Fund and the Master Fund in connection with the Fund’s and the Master Fund’s investments, releasing and delivering assets as directed by the Fund and the Master Fund, maintaining bank accounts in the names of the Fund and the Master Fund, receiving for deposit into such accounts payments for units of the Fund and the Master Fund,

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collecting income and other payments due the Fund and the Master Fund with respect to investments, paying out monies of the Fund and the Master Fund, and providing certain fund accounting services to the Fund and the Master Fund.
The Custodian may maintain custody of the Fund’s assets with domestic and foreign sub‑custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency, or omnibus customer account of such custodian.
The Distributor and Distribution Arrangements
AMG Distributors, Inc. (the “Distributor”) acts as the distributor of the Fund’s Units on a best efforts basis. The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Distributor is a wholly-owned subsidiary of the Administrator.
The Class 1 Units are publicly offered at current NAV per unit. The Distributor is not obligated to buy from the Fund any of the Units and does not intend to make a market in the Units. The Fund is not obligated to sell any Units that have not been placed with Investors that meet all applicable requirements to invest in the Fund. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.
The Fund will pay the Distributor a Distribution and/or Service Fee at an annual rate of 0.75% of the net assets of the Class 1 Units as of the end of each month, calculated prior to giving effect to the payment of the Distribution and/or Service Fee and prior to the deduction of any other asset-based fees (e.g., the management fee and any administration fee), for distribution and investor services provided to Investors of Class 1 (such as responding to Investor inquiries and providing information regarding investments in the Fund; processing purchase, exchange, and redemption requests by beneficial owners; placing orders with the Fund or its service providers; providing sub‑accounting with respect to Units beneficially owned by Investors; and processing dividend payments for the Fund on behalf of Investors). The Fund will also pay the Distributor an ongoing distribution and/or service fee with respect to each of the Class 2, Class 3, and Class 5 units of the Fund, which are offered in a separate prospectus. The Distributor may pay all or a portion of the Distribution and/or Service Fee to one or more sub‑distributors (“Sub‑Distributors”) or Selling Agents that provide distribution and investor services to Investors. The Distributor has appointed Pantheon Securities, LLC as a Sub‑Distributor under a sub‑distribution agreement pursuant to which Pantheon Securities, LLC may carry out certain of the Distributor’s obligations in return for a portion of the Distribution and/or Service Fee.
The Fund pays the Distribution and/or Service Fee pursuant to its Distribution and Service Plan, which it has voluntarily adopted and implemented in conformity with Rule 12b‑1. In conformity with Rule 12b‑1, when the Distribution and Service Plan was adopted, the Board, including the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, concluded that there is a reasonable likelihood that the Distribution and Service Plan will benefit the Fund and its Investors. In further conformity with Rule 12b‑1, the Distribution and Service Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made; (ii) the Distribution and Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Distribution and Service Plan; (iii) any material amendment to the Distribution and Service Plan must be approved by the Board and the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, acting in person at a meeting called for said purpose; and (iv) any amendment to increase materially the costs which the units of a Class may bear for distribution services pursuant to the Distribution and Service Plan shall be effective only upon approval by a vote of a majority of the outstanding units of such Class and by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan. The Distribution and Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Directors who

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have no direct or indirect financial interest in the operation of the Distribution and Service Plan, or by a vote of the holders of a majority of the outstanding units of the applicable Class of the Fund.
The Adviser or the Distributor may compensate certain Selling Agents, out of its own assets and not as an additional charge to the Fund or the Master Fund, in connection with the sale and/or distribution of Units or the retention and/or servicing of Investor accounts. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments. In addition to the above, the Adviser may compensate the Distributor, out of its own assets and not as an additional charge to the Fund or the Master Fund, in connection with the sale and/or distribution of Units or the retention and/or servicing of Investor accounts. Such Selling Agents may be affiliated with the Fund, the Master Fund or the Adviser.
Independent Registered Public Accounting Firm
KPMG LLP, 345 Park Avenue, New York, New York 10154, is the independent registered public accounting firm for the Fund and the Master Fund. KPMG LLP conducts an annual audit of the financial statements of the Fund and the Master Fund and may provide other audit, tax and related services.
Legal Counsel
Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California 94111-4006, acts as legal counsel to the Fund and the Master Fund.
FEES AND EXPENSES
Fees and Expenses
The Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund and the Master Fund. For purposes of this section, the “Master Fund” includes each Subsidiary. The Fund will bear (whether borne directly or indirectly through and in proportion to, the Fund’s interest in the Master Fund) all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Units, and any charges and fees to which the Fund is subject as an investor in the Investment Funds.
The Fund (and thus, indirectly, the Investors) will bear all expenses incurred in the business of the Fund and, through its investment in the Master Fund, a pro‑rata portion of the operating expenses of the Master Fund, including, but not limited to the following:

•
all expenses related to its investment program, including, but not limited to: (i) expenses borne indirectly through the Master Fund’s investments in the Investment Funds, or expenses borne through the Fund’s investments in the Investment Funds, if applicable in each case, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests, or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Master Fund’s or the Fund’s investments in Investment Funds or co‑investments (whether or not consummated), and enforcing the Fund’s and Master Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non‑U.S. dividends or other non‑U.S. source income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the management fee and Administration Fee;

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•
any Distribution and/or Service Fees based on the net assets attributable to a Class of Units and any other distribution or service fees to be paid by the Fund pursuant to a plan adopted in accordance with Rule 12b‑1 under the 1940 Act;

•
all costs and expenses associated with the operation and registration of the Fund and the Master Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable federal or state laws;

•	fees and expenses incurred in exchange for loan administration services;

•
fees of the Independent Directors of the Fund and the independent directors of the Master Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Investors for the Fund or the Master Fund that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the expenses attributable to implementing the Fund’s and the Master Fund’s compliance program;

•
the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Directors and the Master Fund and its independent directors;

•
the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, or the Directors or the officers of the Fund, or the Master Fund, or the directors or the officers of the Master Fund;

•	recordkeeping, custody and transfer agency fees and expenses of the Fund and the Master Fund;

•
all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors or potential investors or the Master Fund’s investors or potential investors;

•
all expenses of computing the Fund’s and the Master Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s and the Master Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund or the Master Fund and any custodian, or other agent engaged by the Fund or the Master Fund;

•
fees of custodians, other service providers to the Fund or the Master Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund or the Master Fund;

•
any extraordinary expenses, including, without limitation, litigation or indemnification expenses, excise taxes and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors or investors of the Master Fund;

•	all taxes to which the Fund or the Master Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non‑U.S. jurisdictions; and

•	such other types of expenses as may be approved from time to time by the Board or the Master Fund Board.
Except as set forth in the Investment Management Agreements, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund or from the Master Fund for any of the above expenses that the Adviser pays on behalf of the Master Fund.
The Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Units (mostly filing and printing expenses). Offering costs cannot be deducted for tax purposes by the Fund or the Fund’s Investors.
The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Fund Managers generally assess asset-based fees to, and receive incentive-based

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allocations from, the Investment Funds. As a result, the investment returns of the Investment Funds will be reduced. As an investor in the Investment Funds, the Master Fund, and therefore the Fund, will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Fund Managers.
Expense Limitation and Reimbursement Agreement
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund, the Master Fund and each Subsidiary (for purposes of this section, the Master Fund and the Subsidiaries are referred to collectively as the “Underlying Funds”) to waive the management fee payable by the Underlying Funds and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co‑investments in portfolio companies in which any Underlying Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of any Underlying Fund associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, ETF investments, and other investments; (c) interest payments incurred by any Underlying Fund, (d) fees and expenses incurred in connection with any credit facilities obtained by any Underlying Fund; (e) taxes of any Underlying Fund; (f) extraordinary expenses of any Underlying Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (g) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (h) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with any credit facilities obtained by the Fund; (f) the Distribution and/or Service Fees (as applicable) paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, each Underlying Fund’s investment management fee, the Funds’ administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Funds’ professional fees (outside of professional fees related to transactions), the Funds’ organizational costs and fees and expenses of Fund Directors. To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will pay or reimburse the Fund for expenses and/or waive the management fee payable by any of the Underlying Funds to the extent necessary to eliminate such excess. The Fund, or, with respect to the waived management fees, the applicable Underlying Funds, will be obligated to pay the Adviser all such amounts paid, waived, or reimbursed by the Adviser pursuant to the Expense Cap, provided that (A) the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds, exclusive of Excluded Expenses, in any such year to exceed the lesser of any expense limitation in place at the time of payment or the expense limitation in place at the time of waiver or reimbursement, (B) the amount of such additional payment shall be borne pro rata by all Fund Investors or, with respect to each Underlying Fund, by all such Underlying Fund’s unitholders, as applicable, and (C) no such additional payments by the Fund, or, with respect to any waived management fees, the applicable Underlying Fund, will be made with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty‑six (36) months after the date such amounts are paid, waived, or reimbursed by the Adviser. The Expense Limitation and Reimbursement Agreement shall remain in effect until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund.

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DESCRIPTION OF UNITS
General
The Fund is a limited liability company organized under the laws of the state of Delaware and has elected to be treated as a RIC for U.S. federal income tax purposes. The Fund is authorized to issue an unlimited number of units and may divide the units into one or more Classes. The units are currently offered in five Classes: Class 1, Class 2, Class 3, Class 4 and Class 5. This Prospectus offers Class 1 Units of the Fund. Class 2, Class 3, Class 4, and Class 5 units are offered in a separate prospectus. Each Class has separate investment minimum and fee arrangements. The members of the Fund are entitled to one vote for each unit held of the Fund (or Class thereof), on matters on which units of the Fund (or Class thereof) shall be entitled to vote. Each unit, when issued and paid for in accordance with the terms of this offering, will be fully paid and non‑assessable. Any meeting of Investors may be called by the Board or Investors holding one‑third of the total number of votes eligible to be cast by all Investors at such meeting. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
All units of a Class are equal as to right of repurchase by the Fund, dividends and other distributions, and voting rights and currently have no preemptive or other subscription rights.
An Investor is permitted to exchange units between Classes of the Fund, provided that the Investor’s aggregate investment meets the minimum initial investment requirements in the applicable Class, that the units of the applicable Class are eligible for sale in the Investor’s state of residence and that the units are otherwise available for offer and sale. Investors should review the prospectus for Class 2, Class 3, Class 4, and Class 5 units of the Fund to determine whether they are eligible to invest in such units. When an individual Investor cannot meet the initial investment requirements of the applicable Class, exchanges of units from one Class to the applicable Class will be permitted if such Investor’s investment is made by an intermediary that has discretion over the account and that has invested other clients’ assets in the Fund which when aggregated together with such Investor’s investment meet the initial investment requirements for the applicable Class. Investors will not be charged any fees by the Fund for such exchanges, nor shall any intermediary charge any fees for such exchanges. Additionally, the time period for determining the imposition of any early repurchase fee associated with the repurchase of an Investor’s units will not be affected by an exchange transaction. Ongoing fees and expenses incurred by a given Class will differ from those of other Classes, and an Investor receiving new units in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. Exchange transactions will be effected only into an identically registered account. Exchange transactions will not be treated as a redemption for federal income tax purposes. Investors should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such exchange transactions must be effected according to other applicable law. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.
Investors are not liable for further calls or assessments, except that an Investor may be obligated to repay any funds wrongfully distributed to such Investor. The Fund will send periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Units are not available in certificated form. With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Units.”
Except as otherwise required by any provision of the LLC Agreement or of the 1940 Act, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the total number of votes eligible to be cast by Investors that are present in person or by proxy at the meeting. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, Investors generally are entitled to share ratably in all the remaining assets of the Fund.
Except as otherwise required by any provision of the LLC Agreement or of the 1940 Act, (i) those candidates for election to be a Director receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of

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Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.
Outstanding Securities as of June 1, 2023

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Class 1 Units[1]	Unlimited	0	42,614,349

[1]	Prior to July 31, 2020, Class 1 was known as the Brokerage Class.
DISTRIBUTION POLICY; DIVIDENDS
The Fund expects that dividends will be paid annually on the Units in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Units may vary in amount depending on investment income received and expenses of operation.
The Fund reserves the right to distribute to Investors substantially all of any net capital gain realized on investments on an annual basis. A distribution by the Fund potentially may be treated as a return of capital for federal income tax purposes. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. See “Taxes - Taxation of Investors - Distributions by the Fund” in the SAI.
The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Units.
An Investor’s dividends and capital gain distributions will be automatically reinvested if the Investor does not instruct the Administrator otherwise. An Investor who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.
Units will be issued at their net asset value on the ex‑dividend date; there is no sales load or other charge for reinvestment. Investors may elect initially not to reinvest by indicating that choice on the Subscription Booklet. Investors are free to change their election at any time by contacting the Administrator. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.
The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund.
APPLICATION FOR INVESTMENT
Purchase Terms
The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month. Each prospective Investor will be required to complete a Subscription Booklet and certify that the Units being purchased are being acquired by an Eligible Investor. If available funds and the application are not received and accepted prior to the applicable Closing Date, the order will not be accepted at such Closing Date. The Fund will not be obligated to sell any Units, including Units that have not been placed with Eligible Investors. The Fund does not issue the Units purchased (and an investor does not become an Investor with respect to such Units)

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until the beginning of the day on the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.
Any amounts received in advance of initial or additional purchases of Units are placed in a non‑interest‑bearing escrow account prior to the amounts’ being invested in the Fund, in accordance with Rule 15c2‑4 under the Exchange Act. The purchase amount will be released from the escrow account only after the Investor’s order is accepted and then only as of the applicable purchase date. If a Subscription Booklet is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in the escrow account by the Fund’s escrow agent until the next Closing Date. The Fund reserves the right to reject any purchase of Units in its sole and absolute discretion (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful or when the Fund believes that it cannot appropriately determine its net asset value due to market or other circumstances beyond its control). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.
The Fund has registered under the Securities Act $4,500,000,000 in Class 1, Class 2, Class 3, Class 4 and Class 5 units for sale. Class 2, Class 3, Class 4, and Class 5 units of the Fund are offered in a separate prospectus. Class 1 Units will be publicly offered at current NAV per unit.
The stated minimum initial investment in the Fund is $50,000 for the Class 1 Units, and the minimum additional investment in the Fund is $10,000. Prior to July 31, 2020, the minimum initial investment in the Fund was $25,000 for the Class 1 Units. Existing investors and registered investment advisers that had accounts or client assets invested in the Fund and/or had a distribution relationship with the Fund as of July 31, 2020 may continue to purchase Class 1 Units at the prior investment minimum. Investors should review the prospectus for Class 2, Class 3, Class 4, and Class 5 units of the Fund to determine whether they are eligible to invest in such units. The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Directors of the Fund and other funds managed by the Adviser or Sponsor, as well as their family members; current or retired officers, directors, and employees of the Adviser or Sponsor and certain participating affiliated companies of the Adviser or Sponsor; the immediate family members of any such officer, director, or employee (including parents, spouses, children, fathers/mothers‑in‑law, daughters/sons‑in‑law, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the minimums may be reduced (in the case of minimums initial investments, to an amount no lower than $25,000) by the Fund in the discretion of the Adviser or Sponsor based on consideration of various factors, including the Investor’s overall relationship with the Adviser or Sponsor, the Investor’s holdings in other funds affiliated with the Adviser or Sponsor, and such other matters as the Adviser or Sponsor may consider relevant at the time.
To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Investor. As a result, Investors will need to identify the name, address, date of birth, and other identifying information about the Investors. If an Investor’s identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.
Eligible Investors
Units will be offered only to Eligible Investors. This means that to purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. An “accredited investor” includes, among other investors, a natural person who has a net worth (or a joint net worth with that person’s spouse or spousal equivalent), excluding the value of such natural person’s primary residence, immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor’s spouse or spousal equivalent in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, a natural person who holds in good standing certain qualifying (as designated by the Commission) professional certifications, designations or credentials, and certain legal entities with total assets exceeding $5 million. Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase. The Adviser

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may from time to time impose stricter or less stringent eligibility requirements. Investors may only purchase Units through the Distributor or through a RIA that has entered into an arrangement with the Distributor for such RIA to offer Class 1 Units in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Any such RIA may impose additional eligibility requirements for Investors who purchase Units through such RIA. Notwithstanding the foregoing, the Sponsor, Adviser and Distributor retain the discretion to accept direct subscriptions for Units. Investors should review the prospectus for Class 2, Class 3, Class 4, and Class 5 units of the Fund to determine whether they are eligible to invest in such units.
REPURCHASES OF UNITS AND TRANSFERS
No Right of Redemption
No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units. No public market for Units currently exists. As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.
Periodic Repurchases
The Fund intends to provide liquidity to Investors by offering to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Units to be repurchased are valued by the Fund. Investors that elect to tender their Units in the Fund will not know the price at which such Units will be repurchased until such valuation date.
Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interests in order to satisfy repurchase requests. Because Master Fund Interests are not redeemable solely at the discretion of the Fund, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund. Therefore, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests. Likewise, the Fund expects to conduct a repurchase offer of Units contemporaneously with any repurchase offer by the Master Fund.
In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business, and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis and that each repurchase offer made during the calendar quarters (i.e., quarters ending March 31, June 30, September 30, and December 31) should apply to no more than 5% of the net assets of the Fund, although any particular recommendation may exceed such percentage.
In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

•	whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;

•	whether any Investors have requested to tender Units to the Fund;

•	the liquidity of the Fund’s and the Master Fund’s assets (including fees and costs associated with disposing of the Fund’s and the Master Fund’s interests in underlying Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units, including the results of prior repurchase offers;

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•	the availability of information as to the value of the Fund’s and the Master Fund’s investments in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Units; and

•	the recommendations of the Adviser or Sponsor.
The Fund will repurchase Units from Investors pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Investors. When the Board determines that the Fund will repurchase Units, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity, and containing information on how to participate. Investors deciding whether to tender their Units during the period that a repurchase offer is open may obtain the applicable Class’s net asset value per unit by contacting the Adviser during the period.
Subject to applicable law, the LLC Agreement provides, as applicable, that if an Investor submits to the Fund a written request to commence a repurchase offer and the Fund does not, within two years from the date of such written request, commence a repurchase offer of at least 5% of the net assets of the Fund, the Fund will promptly thereafter offer to all then Investors the opportunity to contribute their Units to a special purpose vehicle (an “SPV”) to be registered under the 1940 Act or exempt from such registration and having the investment objective to liquidate at least 90% of its assets within three full fiscal years of such contribution. Any such offer to contribute will be made pursuant to an offering registered under the Securities Act, or pursuant to offering exempt from such registration. Any such SPV will not bear any investment advisory or investment management fees after the three fiscal year period. Any such SPV will be organized only if the Fund does not commence a repurchase offer within two years from the date of such written request by an Investor, as described above. The Master Fund will not transfer portfolio securities to the SPV unless the Fund has obtained an exemptive order or received no‑action relief from the requirements of Section 17(a) and Section 17(d) of the 1940 Act, and there is no assurance that any such exemptive or no‑action relief will be granted.
If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Fund determines that such repurchase would be in the interests of the Fund.
Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from Investors by the applicable repurchase offer deadline.
The Fund does not impose any charges in connection with repurchases of Units unless the Unit is held for less than one year. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one‑year anniversary of the Investor’s purchase of the Units. The Early Repurchase Fee will be retained by the Fund and will be for the benefit of the Fund’s remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a “first in – first out” basis. Units will be repurchased by the Fund after the management fee has been deducted from the Fund’s assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued management fee for the quarter in which Units are to be repurchased is deducted before effecting the repurchase).
In the event that the Adviser, Sponsor, or any of its affiliates holds Units in the Fund or Interests in the Master Fund in the capacity of an investor, the Units or Interests may be tendered for repurchase in connection with any repurchase offer made by the Fund or the Master Fund, as applicable. The Master Fund will not impose an Early Repurchase Fee on redemptions by its investors.
Procedures for Repurchase of Units

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The Fund expects that payment upon a repurchase of Units will be made in the form of cash or a debt obligation, which may or may not be certificated, and which would entitle the applicable Investor to payment in satisfaction of the repurchase of Units. If the debt obligation is certificated, unless otherwise instructed by the applicable Investor, the Fund will deliver the certificate to the Fund’s Transfer Agent to be held on behalf of the applicable Investor until such time as the Fund distributes payment in satisfaction of the repurchase of Units, at which point the certificate will be cancelled. The Fund does not generally expect to distribute securities (other than the debt obligation) as payment for repurchased Units except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Investors, or if the Master Fund has received distributions from Investment Funds in the form of securities that are transferable to the Master Fund’s members. Securities which are distributed in‑kind in connection with a repurchase of Units may be illiquid. Any in‑kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Investors on a proportional basis. See “CALCULATION OF NET ASSET VALUE.”
In light of liquidity constraints associated with many of the Master Fund Investments and the fact that the Master Fund may have to liquidate interests in such investments to pay for Master Fund Interests being repurchased in order to fund the repurchase of Units and due to other considerations applicable to the Fund and the Master Fund, the Fund intends to follow the procedures described below in connection with a repurchase of Units:

•
The Adviser anticipates that, generally, the Adviser will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such tender valuation dates to occur as of each March 31, June 30, September 30, and December 31 (each, a “Tender Valuation Date”). Each Tender Valuation Date will be determined by the Board in its sole discretion, and each repurchase offer will generally commence approximately 100 days prior to the applicable Tender Valuation Date. Tenders will be revocable upon written notice to the Fund up to 75 days prior to the Tender Valuation Date (such deadline for revocation being the “Expiration Date”). The value of Units being repurchased will be determined as of the Tender Valuation Date. Within thirty days after the Tender Valuation Date, the Fund will give to each Investor whose Units have been accepted for repurchase cash or issue to such Investor a debt obligation, in each case, entitling the Investor to be paid an amount equal to the value, determined as of the Tender Valuation Date, of the repurchased Units, subject to any post-audit adjustments if the Board determines that a holdback is necessary. As described above, any certificated debt obligation will be held by the Transfer Agent on behalf a tendering Investor.

•
If the Fund issues a debt obligation, which may or may not be certificated, the debt obligation will be non‑interest bearing and non‑transferable and is expected to contain terms providing payment on or before the thirtieth day after the Tender Valuation Date or, if the Fund has requested the repurchase of all or a portion of its Master Fund Interest in order to satisfy the payment, ten business days after the Fund has received the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the “Payment”), subject to any post-audit adjustments if the Board determines that a holdback is necessary. Similarly, when the Fund and other members of the Master Fund request the repurchase of a portion of their Master Fund Interests, the Master Fund is entitled to postpone the Payment in respect of any debt obligation issued in connection therewith until ten business days after the Master Fund has received the aggregate amount anticipated to be received through pending liquidations of Master Fund Investments in order to fund repurchases of Master Fund Interests.

The repurchase of Units is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required, appropriate or desired, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate or desirable in accordance with federal securities regulations. Following the commencement of an offer to repurchase Units, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Directors, that such suspension, postponement or termination is advisable for the Fund and its Investors, including, without limitation, circumstances as a result of which it is not reasonably practicable for either the Fund or the Master Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

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As described above, in certain circumstances the Board or the Master Fund Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s or the Master Fund’s net assets. In particular, during periods of financial market stress, the Master Fund Board may determine that some or all of the Master Fund investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely. In addition, under certain circumstances, the Board or the Master Fund Board may determine to conduct a repurchase offer of more than 5% of the Fund’s or the Master Fund’s net assets. Under unusual market conditions, the Adviser and the Sponsor anticipate that they may not recommend to the Board that the Fund conduct a repurchase offer in any particular quarter if the Fund’s repurchase offers in the two immediately preceding quarters were oversubscribed by a substantial amount in the opinion of the Adviser and the Sponsor. If a repurchase offer is oversubscribed, or if the Fund does not conduct a repurchase offer in any particular quarter, investors will have to wait until the next repurchase offer to make another repurchase request. As a result, investors may be unable to liquidate all or a given percentage of their investment in the Fund during a particular quarter.
The Fund may be required to liquidate portfolio holdings earlier than the Adviser would have desired in order to meet the repurchase requests. Such necessary liquidations may potentially result in losses to the Fund, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Units. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.
An Investor tendering for repurchase only a portion of its Units must maintain an investment balance of at least $25,000 after the repurchase is effected. If an Investor tenders an amount that would cause the Investor’s investment balance to fall below the required minimum, the Fund reserves the right to repurchase all of the Investor’s Units in the Fund.
Mandatory Redemption by the Fund
The Fund may repurchase all or any portion of the Units of an Investor without consent or other action by the Investor or other person if the Fund determines that:

•	the Units have been transferred or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Investor);

•	if any transferee does not meet any investor eligibility requirements established by the Fund from time to time;

•
ownership of Units by an Investor or other person is likely to cause the Fund or the Master Fund to be in violation of, or subject the Fund or the Master Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of Units by an Investor may be harmful or injurious to the business or reputation of the Fund, the Master Fund, or the Adviser, or the Sponsor, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by an Investor or other person in connection with the acquisition of Units was not true when made or has ceased to be true;

•
with respect to an Investor subject to special laws or regulations, the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;

•	the investment balance of the Investor falls below $25,000; or

•	it would be in the interest of the Fund, as determined by the Board, for the Fund to repurchase the Units.
Dividend Reinvestment
Unless an Investor is ineligible or otherwise elects, all distributions of dividends (including Capital Gain Dividends (as defined below)) with respect to the Units will be automatically reinvested by the Fund in additional

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Units of that Class, which will be issued at their net asset value on the ex‑dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by indicating that choice in the Subscription Booklet or by contacting the Administrator at (877) 355‑1566.
Transfers of Units
Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of an Investor or (ii) with the written consent of the Board or Sponsor, which may be withheld in each of its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Subscription Booklet.
Each Investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Units transferred.
By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Sponsor, the Adviser, the Directors, the officers of the Fund, each other Investor, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses and any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.
CALCULATION OF NET ASSET VALUE
The net asset value of the Master Fund and each Class of the Fund will be calculated as of the close of business on the last business day of each calendar month, as of the date of any distribution, and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, each Class of the Fund and the Master Fund will value its investments as of the relevant Determination Date. The net asset value of the Master Fund and of each Class of the Fund will equal the assets of the Master Fund or Class, as applicable, less the liabilities attributable to the Master Fund or Class, including accrued fees and expenses, each determined as of the relevant Determination Date. Because of the differences in distribution and service fees and Class-specific expenses, the per Unit net asset value of each Class will differ.
Because the Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of each Class of the Fund will depend on the value of its pro rata interest in the Master Fund investments. The Fund’s investments, and the Master Fund’s investments in Investment Funds and other private equity investments, will be based on valuations provided by Investment Fund Managers and the Adviser according to the Valuation Procedures, subject to the general supervision of the Board and the Master Fund Board. The Adviser will value the Master Fund’s investments, including ETFs and other securities, according to the Valuation Procedures. The net asset value of each Class of the Fund and the Master Fund may be subject to subsequent adjustment, in the discretion of the Adviser, in the event that relevant information becomes available following the Fund’s and the Master Fund’s annual audit.
The Valuation Procedures provide that, absent a market price, the Master Fund will value its investments in Investment Funds and other private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Master Fund’s interest in such investments as determined by reference to the most recent balance sheet, statement of capital account, or other estimated valuation provided by the relevant Investment Fund Manager as of or prior to the relevant Determination Date as adjusted for any other relevant information known by or calculated by the Adviser at the time the Master Fund values its portfolio, including capital activity and material events occurring between the

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reference dates of the Investment Fund Manager’s valuations and the relevant Determination Date and any independent, third-party valuations received by the Adviser.
As discussed above, a meaningful input in the Fund’s valuation of Investment Funds will be the estimated valuations provided by Investment Fund Managers to the Adviser. In reviewing and using as inputs the valuations provided by Investment Fund Managers, the Adviser will use a proprietary valuation methodology that incorporates general private equity pricing principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay that takes into account all relevant information reasonably available to the Adviser at the time of valuation and, for certain other securities, may incorporate any independent, third-party valuations received by the Adviser. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of a particular Investment Fund or other private equity investment. The Adviser will consider whether it is appropriate, in light of all relevant circumstances, to adjust the value of such investments in light of this assessment. Any such decision will be made in good faith by the Adviser and will be subject to the general supervision of the Master Fund Board. The Adviser will be responsible for ensuring that the Valuation Procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.
Investment Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Investment Funds and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Adviser generally will not be able to confirm with certainty the accuracy of valuations provided by any Investment Fund Managers until the Master Fund receives the Investment Funds’ audited financial statements.
To the extent the Fund or the Master Fund holds ETFs or other securities or portfolio instruments that are not investments in Investment Funds or other private equity investments, the Adviser will price each portfolio instrument in the Master Fund or the Fund, as applicable, using one of the independent pricing services approved by the Adviser, unless it is determined pursuant to the Valuation Procedures that market quotations or prices provided by the pricing services are not readily available or are considered unreliable and any market based valuations issued by the pricing services are not readily available or are considered unreliable.
Securities for which a pricing service or other approved source either does not supply a quotation, price, or market based valuation, or supplies a quotation, price, or market based valuation that is believed by the primary pricing service or the Adviser to be unreliable, will be valued according to fair value procedures specified in the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund or the Master Fund. Consequently, the fees charged to the Fund or the Master Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.
Expenses of the Master Fund, including the management fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Master Fund’s net asset value. Similarly, expenses of the Fund are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.
Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s net asset value and the Fund if the judgments of the Adviser or the Investment Fund Managers regarding appropriate valuations should prove incorrect.

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CERTAIN TAX CONSIDERATIONS
The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including Foreign Investors (as defined below). Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.
Special tax rules apply to investments through defined contribution plans and other tax‑qualified plans or arrangements. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
The Fund invests substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will be as a result of distributions (or deemed distributions) from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Master Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Master Fund.
Taxation of the Fund
Qualification for and Treatment as a Regulated Investment Company
The Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund holds a 20% or more voting stock interest, in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers each of which the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined in the Code and as discussed further in the SAI); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax‑exempt income, for such year, in a manner qualifying for the dividends-paid deduction.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.
If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including Capital Gain Dividends, as defined below) that qualify for the dividends-paid deduction.
The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself has elected to be treated and intends to qualify and be eligible to be treated as a RIC. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC, provided

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that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify and be eligible. If the Master Fund were to fail to satisfy the 90% gross income or diversification requirement for qualification as a RIC and were not to cure that failure (as described below), the Fund may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.
The federal income tax rules applicable to the Master Fund’s investments are unclear in some cases. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Master Fund, and thus the Fund, has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.
From time to time, the Fund or the Master Fund may increase its investments in ETFs including in order to increase the percentage of the Fund’s or the Master Fund’s income constituting qualifying income.
If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax‑exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Units of the Fund (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re‑qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.
The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax‑exempt income (if any) and reserves the right to distribute annually substantially all its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors (or the Fund, in the case of the Master Fund making such designation) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund (or Master Fund Interests owned by the Fund, in the case of the Master Fund making such designation) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
Excise Tax
If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one‑year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the income and gains of Investment Funds and co‑investments treated as partnerships for federal tax purposes will be treated as arising in the hands of the Master Fund at the time realized and recognized by the Investment Funds or co‑investments. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the

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Master Fund is likely to be liable for the 4% excise tax, and it is possible that the Fund will also be liable for such tax.
Capital Loss Carryforwards
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carryforwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year.
Because a RIC cannot “pass through” its losses to its investors, and thus the Master Fund cannot pass through losses to the Fund, any capital losses the Master Fund recognizes for U.S. federal income tax purposes will remain at the Master Fund level until the Master Fund can use them to reduce future capital gains. Accordingly, the Fund generally does not expect to realize any net capital losses, except possibly in the case where it disposes of a certain portion of its investment in the Master Fund at a loss as part of a tender offer by the Master Fund. For further discussion of the effect on the Fund of net capital losses realized by the Master Fund and of the consequences of a redemption by the Fund of a portion of its investment in the Master Fund, see “Investment in Master Fund” below.
Fund Investments
The Master Fund may invest a significant portion of its assets in Investment Funds and co‑investments that are classified as partnerships for U.S. federal income tax purposes.
The Master Fund, and thus the Fund, may be required to recognize items of taxable income and gain prior to the time that the Master Fund receives corresponding cash distributions from an Investment Fund or co‑investment. In such case, the Master Fund might have to borrow money or dispose of investments, including interests in Investment Funds, and the Fund might have to sell interests of the Master Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain their status as RICs and to avoid the imposition of a federal income or excise tax.
Investment Funds and co‑investments classified as partnerships for federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Master Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount and sources of such an Investment Fund’s or co‑investment’s income until such income has been earned by the Investment Fund or co‑investment or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.
Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds or co‑investments that are classified as partnerships for federal income tax purposes. It is possible that the Master Fund and the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non‑diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non‑diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

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As a result of the considerations described in the preceding paragraphs, the Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as RICs can limit their ability to acquire or continue to hold positions in Investment Funds or co‑investments that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.
As stated above, unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include, as applicable, the direct investments, activities, income, gain, and loss of Master Fund, as well as those indirectly attributable to the Fund as result of the Master Fund’s investment in any Investment Fund (or other entity, including a co‑investment or the Lead Fund) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).
Passive Foreign Investment Companies
The Master Fund may invest in Investment Funds or in other entities, including co‑investments, that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to its investors. The Master Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax by, for example, electing to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Master Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC.
In certain circumstances, the Master Fund may be permitted to and elect to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark‑to‑market election, repurchased) such holdings on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC which has elected such mark‑to‑market treatment, whether by virtue of selling all or part of its interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark‑to‑market gains over the mark‑to‑market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark‑to‑market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark‑to‑market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.
Where the mark‑to‑market election is made, it is possible that the Master Fund will be required to recognize income (which generally must be distributed to the Fund, and in turn to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Master Fund will be successful in this regard; if the Master were unsuccessful in this regard, it could limit the ability of the Master Fund, and thus, the Fund to qualify and be eligible for treatment as a RIC.
In certain cases, neither the Fund nor the Master Fund will be the party legally permitted to make the QEF election or the mark‑to‑market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the QEF or mark‑to‑market election is made.
If neither a “mark‑to‑market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Master Fund, and thus the Fund. In such a case, the holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

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Because it is not always possible to identify a foreign corporation as a PFIC, in certain instances the Fund or the Master Fund may unexpectedly incur the tax and interest charges described above in some instances. Any such tax will reduce the value of an Investor’s investment in the Fund.
Investments in Other RICs
The Fund’s investment in the shares of other mutual funds, ETFs or other companies that qualify as a RIC including, as discussed in “Investment in the Master Fund” below, the Master Fund (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.
If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
Book‑Tax Differences
Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its interests, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Investment in the Master Fund
Because the Fund will invest all or substantially all of its assets in the Master Fund, its distributable income and gains will normally consist entirely of distributions (or deemed distributions) from the Master Fund and gains and losses on the disposition of units of the Master Fund. To the extent that the Master Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses unless (i) the losses are capital losses and the Master Fund realizes subsequent capital gains that it can reduce by those losses, or (ii) the Fund is able to recognize its share of the Master Fund’s losses when it disposes of units of the Master Fund. Even if the Fund were able to recognize its share of those losses by making such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Master Fund units against its ordinary income (including distributions of any net short-term capital gains realized by the Master Fund).
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to Investors will be greater than such amounts would have been had the Fund invested directly in the securities held by the Master Fund, rather than investing in units of the Master Fund. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for

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dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Master Fund.
A redemption, if any, of Master Fund units (including a redemption in connection with a tender offer of the Fund) by the Fund generally will be treated as a distribution under Section 301 of the Code (a “Section 301 distribution”) unless the redemption is treated as being any of (i) a complete termination of the Fund’s interest in the Master Fund, (ii) “substantially disproportionate” with respect to the Fund or (iii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. The Fund expects that its redemption of Master Fund units, if any, will be treated as Section 301 distributions. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Master Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the Fund’s tax basis in its units, and thereafter as capital gain.
In the case where the Fund is treated as having received a taxable dividend from the Master Fund, there is a risk that non‑tendering investors in the Master Fund, and other investors of the Master Fund who tender some but not all of their units therein or not all of whose units therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming units of the Master Fund. Dividend treatment of a tender by the Master Fund would affect the amount and character of income required to be distributed by both the Master Fund and the Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as qualified dividend income; otherwise, it would be taxable as ordinary income.
The Master Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non‑U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund.
Foreign Taxation
Income, proceeds and gains received by the Fund or Master Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Master Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Master Fund may elect to permit its investors, including the Fund, to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Master Fund to foreign countries in respect of foreign securities that the Master Fund has held for at least the minimum period specified in the Code. In such a case, the investors, including the Fund, will include in gross income from foreign sources their pro rata share of such taxes paid by the Master Fund. If at the close of each quarter of the Fund’s taxable year, at least 50% of its total assets consists of interests in other RICs, including the Master Fund the Fund will be a “qualified fund of funds.” If the Fund is a “qualified fund of funds,” it also may elect to pass through to its Investors foreign taxes it has paid or foreign taxes passed through to it by any RIC, including the Master Fund, in which it invests that itself was eligible to elect and did elect to pass through such taxes to Investors (see “Investment in Master Fund” and “Investments in Other RICs” above). Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not so eligible or does not so elect, foreign taxes, if any, would nonetheless reduce the Fund’s taxable income. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes passed through by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Investors that are not subject to U.S. federal income tax, and those who invest in

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the Fund through tax‑advantaged accounts (including those who invest through individual retirement accounts or other tax‑advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and Investors will not be entitled separately to claim a credit or deduction with respect to such taxes. Investors are advised to consult their own tax advisers with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws
Taxation of Investors
Distributions by the Fund
For U.S. federal income tax purposes, distributions of investment income are generally taxable to Investors as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long an Investor has owned his or her interests. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends will qualify for the “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange, or other taxable disposition of interests. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.
If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its interests, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its interests, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its interests.
Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional interests. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.
Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of

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non‑corporate shareholders. Non‑corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91‑day period beginning 45 days before the shares become ex‑dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Distributions on the Fund’s interests are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of interests purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s interests below the Investor’s cost basis in those interests. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.
Backup Withholding
The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Tax‑Exempt Investors
Income of a RIC that would be UBTI if earned directly by a tax‑exempt entity will not generally be attributed as UBTI to a tax‑exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax‑exempt Investor could realize UBTI by virtue of its investment in the Fund if interests in the Fund constitute debt-financed property in the hands of the tax‑exempt Investor within the meaning of Section 514(b) of the Code.
A tax‑exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”), if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.
CRTs and other tax‑exempt Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Special tax rules apply to investments through defined contribution plans and other tax‑qualified plans. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans.

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Sale, Exchange or Redemption of Units
From time to time, the Fund intends to make a tender offer for its Units (as described under “Repurchases of Units and Transfers” above). Investors who tender all Fund interests (as previously defined, “Units”) held, or considered to be held, by them will be treated as having sold their interests and generally will realize a capital gain or loss, as discussed in the following paragraph. If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased, such Investor may be treated as having received a so‑called “Section 301 distribution,” taxable in whole or in part as a dividend upon the tender of its Units, unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing an Investor’s tax basis in its Units, and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non‑tendering Investors and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Units of the Fund.
The sale, redemption or other taxable disposition of Fund Units that is treated as a sale or exchange generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Units will be treated as long-term capital gain or loss if the Units have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Units will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Units held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the Investor with respect to the Units. Further, all or a portion of any loss realized upon a taxable disposition of Units will be disallowed under the Code’s wash-sale rule if other substantially identical Units are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Units will be adjusted to reflect the disallowed loss.
To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders made pursuant to its tender offers or otherwise repurchases Units, the Fund will be required to make additional distributions to its Investors.
Foreign Investors
Distributions by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “Foreign Investor”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Investor, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to investors. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Investor of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Investor is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a

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person that is a related person of the Foreign Investor and the Foreign Investor is a controlled foreign corporation. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Investors. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In the case of Units held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Foreign Investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by the Fund to Foreign Investors other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A Foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Units unless (i) such gain is effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) in the case of a Foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Foreign Investor’s sale of Units (as described below).
Special rules would apply if the Fund were a qualified investment entity (“QIE”), because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not‑greater‑than 10% interests in publicly traded classes of stock in REITs and not‑greater‑than‑5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater‑than‑5% Foreign Investor, in which case such Foreign Investor generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Investor attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Foreign Investors and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Investor’s current and past ownership of the Fund. The Fund generally does not expect that it will be a QIE.
Foreign Investors also may be subject to “wash sale” rules to prevent the avoidance of the tax‑filing and -payment obligations discussed above through the sale and repurchase of Units. In general, if a Foreign Investor disposes of an interest in a domestically controlled QIE during the 30‑day period before the ex‑dividend date of a distribution that the Foreign Investor would (but for the disposition) have treated as USRPI gain, and acquires, or enters into a contract or option to acquire, a substantially identical interest in that entity during the 61‑day period that began on the first day of the 30‑day period, the Foreign Investor is treated as having USRPI gain in an amount equal to the portion of such distribution that would have been treated as USRPI gain in the absence of such disposition.

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Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Units of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Foreign Investor in the United States. More generally, Foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Foreign Investor must comply with special certification and filing requirements relating to its non‑US status (including, in general, furnishing an IRS Form W‑8BEN or substitute form). Foreign Investors should consult their tax advisors in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Units through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Units through foreign entities should consult their tax advisors about their particular situation.
Foreign Investors should consult their tax advisors and, if holding Units through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. A Foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts
Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its interest holders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If an Investor fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Investors described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective Investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.
General Considerations
The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of interests of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

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ERISA CONSIDERATIONS
Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh plan, each of which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.
ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain Tax Considerations—Tax-Exempt Investors”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.
Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of any Plan investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.
The Adviser will require a Plan which proposes to invest in the Fund to represent that it and any fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable) are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.
Certain prospective Investors that are Plans may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser. Each of such persons may be deemed to be a “party in interest” under ERISA (or “disqualified person” under Section 4975 of the Code) to and/or a fiduciary (under ERISA or Section 4975 of the Code) of any Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited (or penalized) by ERISA or the Code. Fiduciaries of Investors that are Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption, such as Prohibited Transaction Class Exemption (“PTCE”) 77‑3 or PTCE 77‑4.

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Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code, should consult with their own legal advisors regarding such matters.
The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Investors that are Plans should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.
ADDITIONAL INFORMATION
The following is a summary description of additional items and of select provisions of the Fund’s LLC Agreement and by‑laws (“By‑Laws”) which are not described elsewhere in this Prospectus. With respect to the select provisions of the LLC Agreement, the description of such provisions is not definitive and reference should be made to the LLC Agreement contained in Appendix A.
Board Management of the Fund
The Directors of the Fund oversee generally the operations of the Fund. The Fund enters into contractual arrangements with various parties, including among others the Adviser, AMG Funds LLC, the Fund’s Administrator and Sponsor, the Distributor, and the Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.
Forum for Adjudication of Disputes. The Fund’s By‑Laws provide that unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Fund or the Investors, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other agent of the Fund to the Fund or the Fund’s Investors, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Limited Liability Company Act, the Fund’s LLC Agreement or By‑Laws, (iv) any action to interpret, apply, enforce or determine the validity of the LLC Agreement or By‑Laws or any agreement contemplated by any provision of the 1940 Act, LLC Agreement or By‑Laws or (v) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (each, a “Covered Action”), or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware. The By‑Laws further provide that if any Covered Action is filed in a court other than in a federal or state court sitting with the State of Delaware (“a Foreign Action”) in the name of any Investor, such Investor shall be deemed to have consented to (i) the personal jurisdiction of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such Investor in any such Enforcement Action by service upon such Investor’s counsel in the Foreign Action as agent for such Investor.
Any person purchasing or otherwise acquiring or holding any Units of the Fund will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.
This forum selection provision may limit an Investor’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Directors, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By‑Laws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.

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Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Fund and any Investor, or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Derivative and Direct Claims of Investors. The Fund’s LLC Agreement provides that an Investor may not commence a proceeding on behalf or for the benefit of the Fund until (i) a written demand has been made upon the Fund to take suitable action, and (ii) 90 days have elapsed from the date the demand was made, or, if the decision whether to reject such demand has been duly submitted to a vote of the Investors, 120 days have elapsed from the date the demand was made, unless in either case the Investor has earlier been notified that the demand has been rejected. Any decision by the Board to bring, maintain or settle (or not to bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Fund, or to submit the matter to a vote of Investors, shall be made by a majority of the Independent Directors in their sole business judgment and shall be binding upon the Investors, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.
An Investor may not bring or maintain a direct action or claim for monetary damages against the Fund or the Directors predicated upon an express or implied right of action under the LLC Agreement, the Securities Act or the 1940 Act, unless the Investor has obtained authorization from a majority of the Independent Directors to bring the action. In its sole discretion, the Board may submit the matter to a vote of Investors of the Fund. Any decision by a majority of the Independent Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Investors, shall be binding upon the Investor seeking authorization.
Liability of Investors
Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations, or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to repay any funds wrongfully distributed to the Investor.
Duty of Care of the Board and the Adviser
The LLC Agreement provides that none of the Directors, officers of the Fund, Adviser, or the Sponsor (including any officer, director, member, partner, principal, employee, or agent of the Adviser or Sponsor and each of their respective affiliates) shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services under the LLC Agreement, unless such loss or damage was due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, officers of the Fund, Adviser, Sponsor, or any of their affiliates, by the Fund, against any damages, liability, and expense to which any of them may be liable; (i) by reason of being or having been a Director or officer of the Fund, the Adviser, the Sponsor or officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor or any of their respective affiliates; or (ii) which arises in connection with the performance of their activities on behalf of the Fund. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a director for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.
Amendment of the LLC Agreement
Subject to the limitations of Section 8.1(b) of the LLC Agreement, the LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act; and (ii) if required by the 1940 Act, the approval of the Investors by such vote as is required by the 1940 Act.

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Power of Attorney
By purchasing an interest in the Fund, each Investor will appoint the Sponsor and each of the Directors his or her attorney‑in‑fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. With respect to the dissolution of the Fund, the power of attorney will extend to any liquidator of the Fund’s assets.
The power‑of‑attorney granted in the LLC Agreement is a special power‑of‑attorney coupled with an interest in favor of the Sponsor and each of the Directors and as such is irrevocable and continues in effect until all of such Investor’s interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board.
Term, Dissolution and Liquidation
The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by the Board;

•
upon the determination of Investors not to continue the business of the Fund at a meeting called by the Sponsor when no Director remains or if the required number of Directors is not elected within sixty (60) days after the date on which the last Director ceased to act in that capacity;

•	at the election of the Sponsor, subject to ratification by the Board; or

•	as required by operation of law.
Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts and liabilities of the Fund, other than debts and liabilities to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts or liabilities owing to the Investors that hold non‑interest bearing promissory notes of the Fund as a result of having previously tendered their Units to the Fund for repurchase; (3) next to satisfy debts or liabilities owing to the Investors; and (4) finally to the Investors proportionately in accordance with their investment in the Fund. The Board or liquidator may distribute ratably in kind any assets of the Fund, provided such assets are valued pursuant to provisions of the LLC Agreement.
Reports to Investors
The Fund will furnish to Investors as soon as practicable after the end of each taxable year (and/or each calendar year) such information as is necessary for such Investors to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within sixty (60) days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period will be posted to the Fund’s investor’s web portal.

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APPENDIX A: LIMITED LIABILITY COMPANY AGREEMENT

A-1

AMENDMENT NO. 1 DATED AS OF OCTOBER 22, 2015 TO THE
LIMITED LIABILITY COMPANY AGREEMENT OF
AMG PANTHEON PRIVATE EQUITY FUND, LLC
DATED AS OF MAY 16, 2014
WHEREAS, pursuant to Section 2.2 of the Limited Liability Company Agreement (the “Limited Liability Company Agreement”) of AMG Pantheon Private Equity Fund, LLC (the “Fund”), the Board of Directors of the Fund (the “Board”) is permitted to adopt a name for the Fund other than “AMG Pantheon Private Equity Fund”; and
WHEREAS, on September 18, 2015, the Board voted to change the name of the Fund to “AMG Pantheon Fund, LLC,” and authorized AMG Funds LLC and the officers of the Fund to amend the Limited Liability Company Agreement to reflect the adoption of the new name of the Fund;
NOW, THEREFORE, consistent with Section 8.1 of the Limited Liability Company Agreement, the Limited Liability Company Agreement is hereby amended as follows:
1. Amendments to the Limited Liability Company Agreement. Effective upon the date hereof, Section 2.2 of the Limited Liability Company Agreement is hereby amended to read in its entirety as follows:
“2.2 Name.
The name of the Fund shall be “AMG Pantheon Fund, LLC” or such other name as the Board hereafter may adopt upon causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.”
2. Miscellaneous. Capitalized terms used but not defined in this Amendment have the meanings given in the Limited Liability Company Agreement. Except as expressly provided in this Amendment, the terms and provisions of the Limited Liability Company Agreement remain unmodified and are confirmed as being in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws provisions. The headings in this Amendment are inserted for convenience of reference only and shall not be a part of or control or affect the meaning hereof.
[Remainder of page intentionally left blank]

A-2

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of September 18, 2015.

ALL MEMBERS: By: AMG FUNDS LLC, as attorney‑in‑fact

By:	/s/ Keitha L. Kinne
Name:	Keitha L. Kinne
Title:	Chief Operating Officer

BOARD OF DIRECTORS

By:	/s/ Christine C. Carsman
Christine C. Carsman, Director

By:	/s/ Kurt Keilhacker
Kurt Keilhacker, Director

By:	/s/ Eric Rakowski
Eric Rakowski, Director

By:	/s/ Victoria Sassine
Victoria Sassine, Director

A-3

AMG PANTHEON PRIVATE EQUITY FUND, LLC
LIMITED LIABILITY COMPANY AGREEMENT
Dated and effective as of May 16, 2014

A-4

i

ii

AMG PANTHEON PRIVATE EQUITY FUND, LLC
LIMITED LIABILITY COMPANY AGREEMENT
THIS LIMITED LIABILITY COMPANY AGREEMENT of AMG PANTHEON PRIVATE EQUITY FUND, LLC (the “Fund”) is dated and effective as of May 16, 2014 by and among the Organizational Member, Pantheon Ventures (US) LP, as Adviser, AMG Funds LLC, as Sponsor, the Directors identified on Schedule I hereto, and each person hereinafter admitted to the Fund in accordance with this Agreement and reflected on the books of the Fund as a Member.
W I T N E S S E T H:
WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of May 16, 2014 and filed with the Secretary of State of the State of Delaware on May 16, 2014;
NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:
ARTICLE I
DEFINITIONS
For purposes of this Agreement:
1934 Act means the Securities Exchange Act of 1934 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.
1940 Act means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.
Adviser means Pantheon Ventures (US) LP in its capacity as investment adviser under the Investment Advisory Agreement, or any successor investment adviser to the Fund.
Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.
Affiliate means affiliated person as such term is defined in the 1940 Act.
Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.
Board means the Board of Directors established pursuant to Section 2.6 hereof.
Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Class means any division of Units, which is or has been established in accordance with the provisions of Section 5.1 hereof.
Closing Date means the first date on or as of which a Member other than the Organizational Member is admitted to the Fund.
Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.
Delaware Act means the Delaware Limited Liability Company Act (6 Del. C. § 18‑101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.
Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a “manager” of the Fund within the meaning of the Delaware Act, with such powers and authority as set forth in this Agreement.
Electronic Transmission means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by the recipient thereof and that may be directly reproduced in paper form by such recipient through an automated process.
Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the last day of a taxable year (if that day is not the last day of a Fiscal Year);

(3)	the day preceding any day as of which the Fund issues Units;

(4)	the day preceding any day as of which the Fund admits a substituted Member to whom a Unit of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)	any day on which the Fund makes any distribution to, or repurchases any Units of, any Member.
Fiscal Year means the period commencing on the Closing Date and ending on the first March 31st following the Closing Date, and thereafter each period commencing on April 1st of each year and ending on March 31st of the succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board shall designate another fiscal year for the Fund that is a permissible fiscal year under the Code.

Form N‑2 means the Fund’s Registration Statement on Form N‑2, as amended from time to time, filed with the Securities and Exchange Commission.
Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.
Independent Directors means those Directors who are not “interested persons” of the Fund as such term is defined in the 1940 Act.
Insurance means any insurance policy, the benefits of which are payable to the Fund.
Investment Advisory Agreement means an investment advisory agreement entered into between the Adviser and the Fund, or an investment advisory agreement entered into between any successor investment adviser to the Fund and the Fund, as from time to time in effect.
Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Fund Manager.
Investment Fund Managers means portfolio managers among which the Fund deploys some or all of its assets.
Master Fund means AMG Pantheon Private Equity Master Fund, LLC, or any other investment fund in which, upon approval by the Board and any necessary approval of the Members pursuant to the 1940 Act, the Fund invests all or substantially all of its assets.
Member means any Person who is admitted to the Fund in accordance with this Agreement as a member of the Fund until the Fund repurchases the Units of such Person pursuant to Section 4.4 hereof or such Person otherwise ceases to be a member of the Fund, or a substitute Member who is admitted to the Fund pursuant to Section 4.3 hereof, in such Person’s capacity as a member of the Fund. For purposes of the Delaware Act, there are no other classes or groups of members other than those established pursuant to Section 5.1.
Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchases of Units.
Organizational Member means the Person executing this Agreement in such capacity.
Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization or any other “person” as defined in Section 18‑101(12) of the Delaware Act.
Securities means securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940

Act) and other financial instruments of U.S. and non‑U.S. entities, including, without limitation, capital stock, shares of beneficial interests, partnership interests and similar financial instruments, as well as any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.
Sponsor means AMG Funds LLC.
Taxable Year means the period originally commencing on the Closing Date and ending on the first September 30 following the Closing Date, and thereafter each period commencing on October 1 of each year and ending on September 30 of the succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.
Transfer means the assignment, transfer, sale or other disposition of all or any portion of a Unit, including any right to receive any distributions attributable to a Unit.
Units means the equal proportionate shares into which the limited liability company interests of all Members are divided from time to time, each of which represents an interest in the Fund that is equal in all respects to all other Units and as to which the holder hereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units or, if more than one Class is authorized by the Board, the equal proportionate shares into which each Class of Units shall be divided from time to time, each of which represents an interest in the Fund that is equal in all respects to all other Units of the same Class and as to which the holder thereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units.
ARTICLE II
ORGANIZATION; ADMISSION OF MEMBERS; BOARD
2.1 Formation of Limited Liability Company.
The filing of the Certificate by the Organizational Member, as authorized person within the meaning of the Delaware Act, is hereby ratified and confirmed, and the Organizational Member and any Person or Persons designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof, including any amendments and/or restatements of the Certificate) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund. The Organizational Member or any officer of the Fund is also authorized to obtain on behalf of the Fund an Employer Identification Number from the Internal Revenue Service, EDGAR access codes from the Securities and Exchange Commission, and a CUSIP identifier from CUSIP Global Services. The Organizational Member was admitted to the Fund as a member of the Fund effective as of the time of the filing of the Certificate.
2.2 Name.
The name of the Fund shall be “AMG Pantheon Private Equity Fund, LLC” or such other name as the Board hereafter may adopt upon causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.
2.3 Principal and Registered Office.
The Fund shall have its principal office at the principal office of the Sponsor, or at such other place designated from time to time by the Board.
The Fund shall have its registered office in the State of Delaware at 1209 Orange Street, Wilmington, DE 19801 and shall have CT Corporation as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.
2.4 Duration.
The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.
2.5 Business of the Fund.
(a) The business of the Fund is to invest substantially all of its assets in the Master Fund. The Fund also may purchase, sell (including short sales), invest, and trade in Securities, invest its assets in Investment Funds, and engage in any financial or derivative transactions relating thereto or otherwise to engage in such other activities and to exercise such rights and powers as permitted under the Delaware Act.
(b) The Fund shall operate as a closed‑end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N‑2.
2.6 The Board.
(a) The Organizational Member hereby designates those Persons listed on Schedule I, who shall agree to be bound by the terms of this Agreement pertaining to the obligations of Directors, to serve as Directors on the initial Board. From time to time, the Board

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may fix the number of Directors or fill vacancies in the Directors, including vacancies arising from an increase in the number of Directors, or remove Directors with or without cause. Each Director shall serve during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Members called for the purpose of electing Directors and until the election and qualification of his or her successor. At any meeting called for the purpose, a Director may be removed by vote of the holders of two‑thirds of the outstanding Units. Any Director may resign at any time by written instrument signed by him or her and delivered to any officer of the Fund or to a meeting of the Board. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Fund or otherwise authorized by the Board, no Director resigning and no Director removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Members may elect Directors at any meeting of Members called by the Board for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.
(b) If no Director remains, the Sponsor shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing one or more Directors. If the Members, voting pursuant to the provisions of Section 3.3, shall determine at such meeting not to continue the business of the Fund or if one or more Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.
2.7 Members.
The Board may admit one or more Members to the Fund as members of the Fund as of the first business day of each calendar month or at such other times as the Board may determine without the consent of any other Person. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, the Sponsor, or any other Person to whom the Board has delegated such authority from time to time, in their absolute discretion, may reject applications for the purchase of Units in the Fund. The admission of any Person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the purchase of Units of such additional Member.
2.8 Organizational Member.
[Reserved.]

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2.9 Both Directors, the Adviser, the Sponsor and Members.
A Person may at the same time be a Director and a Member, the Adviser and a Member, or the Sponsor and a Member, in which event such Person’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.
2.10 Limited Liability.
Except as otherwise provided under applicable law, none of the Members, Directors, Sponsor, nor, except to the extent provided in Section 3.6 hereof and in the Investment Advisory Agreement, the Adviser, shall be liable personally for the Fund’s debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund in an amount in excess of the Units of such Member, plus such Member’s share of undistributed profits and assets, except that a Member may be obligated to repay any funds wrongfully distributed to such Member.
ARTICLE III
MANAGEMENT
3.1 Management and Control.
(a) The management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. Except to the extent otherwise expressly provided in this Agreement, (i) each Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation; and (ii) each Independent Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed‑end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund, and each of the Adviser and the Sponsor shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Directors are elected by the Members or the Fund is dissolved in accordance with Section 6.1 hereof.
(b) The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.
(c) Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power, or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this

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Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or, subject to the terms of this Agreement, as otherwise required in the Delaware Act.
(d) The Board may delegate to any Person any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.
3.2 Actions by the Board.
(a) Unless provided otherwise in this Agreement or a higher or additional standard (e.g. approval by a majority of the Independent Directors) is required by the 1940 Act, any act to be taken by the Board may be taken: (i) by the affirmative vote of a majority of the Directors present at a meeting duly called at which a quorum of the Directors shall be present (in person or by telephone); or (ii) by consent, given in writing or by Electronic Transmission, of a majority of the Directors without a meeting.
(b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time, and place of such meeting at least 24 hours in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a waiver of notice, given in writing or by Electronic Transmission, with respect to the meeting. Directors may attend and participate in any meeting by conference telephone or other communications equipment which permits all Directors participating in the meeting to hear each other. A majority of the Directors then in office shall constitute a quorum at any meeting.
(c) The Board may designate from time to time agents of the Fund who shall have the same powers and duties to act on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund. The Persons listed on Schedule I are hereby designated as the initial officers of the Fund. Additional or successor officers of the Fund shall be chosen by the Board and shall consist of at least a President and a Secretary.
3.3 Meetings of Members.
(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Except as otherwise provided in Section 2.6(b) hereof, meetings of the Members may be called by the Board or by Members holding one‑third of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board or, to the extent applicable, the Sponsor, shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting at least seven days prior to such meeting. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting

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may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding one‑third of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. Any meeting of Members may, by action of a Director or the President of the Fund, be adjourned from time to time with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter, and any adjourned session or sessions may be held, any time after the date set for the original meeting, without the necessity of further notice; upon motion of a Director or the President of the Fund, the question of adjournment may be (but is not required by this Agreement to be) submitted to a vote of the Members, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any Units present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.
(b) On each matter submitted to a vote of Members, unless the Board determines otherwise, all Units of all Classes shall vote as a single class; provided, however, that: (i) as to any matter with respect to which the Board determines that a separate vote of any Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Class, such requirements as to a separate vote by that Class shall apply; (ii) unless the Board determines that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one Class and the interests of each such Class in the matter are identical, then the Units of all such affected Classes shall vote as a single class; and (iii) as to any matter which does not affect the interests of a particular Class, only the holders of Units of the one or more affected Classes shall be entitled to vote as determined by the Board in its sole discretion.
(c) Subject to Section 3.3(b) above, each Member as of the record date for a meeting of Members shall be entitled to cast at such meeting one vote with respect to each Unit held by the Member, as of the record date (and a proportionate fractional vote in the case of a fractional Unit). The Board or, to the extent applicable, the Sponsor, shall establish a record date not less than 10 nor more than 90 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member entitled to vote at the Meeting and the number of votes that each Member will be entitled to cast at the meeting.
(d) A Member may vote at any meeting of Members by a proxy properly given in writing or by Electronic Transmission or by any other means permitted by applicable law by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member giving the proxy by a later writing or

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Electronic Transmission or by any other means permitted by applicable law delivered to the Fund at any time prior to exercise of the proxy, or if the Member giving the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing or by Electronic Transmission are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.
3.4 Other Activities of Members, Directors, the Adviser, and the Sponsor.
(a) None of the Directors or officers of the Fund nor the Adviser or Sponsor shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.
(b) The Adviser, Sponsor, and any Member, officer of the Fund, Director, or Affiliates of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities and Investment Funds, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of the Adviser, Sponsor, or any other Member, officer of the Fund, Director, or Affiliates of any of them, or any profits derived therefrom, and the pursuit of such activities, even if competitive with the activities of the Fund, shall not be deemed wrongful or improper. No such Person shall be liable to the Fund or any Members for breach of any fiduciary or other duty by reason of the fact that such Person takes any such action or pursues or acquires for, or directs an opportunity to another Person or does not communicate such opportunity to the Fund.
3.5 Duty of Care.
(a) The Directors, officers of the Fund, the Adviser, the Sponsor, including any officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor and each of their respective affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such Person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Person’s duties hereunder.
(b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for a Unit shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.

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3.6 Indemnification.
(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.6(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), each officer of the Fund, the Adviser, the Sponsor, each officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor, and each of their respective affiliates, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any Person who controls or is under common control, or otherwise is affiliated, with the Adviser or Sponsor and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund, the Adviser, or the Sponsor, any officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor or any of their respective affiliates, or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a non‑appealable decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.6 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.6 to the fullest extent permitted by law.
(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.6(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.
(c) As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an

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adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.6(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.
(d) Any indemnification or advancement of expenses made pursuant to this Section 3.6 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.6 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.6 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.6. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.6, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.6 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).
(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.6 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member, the Adviser nor the Sponsor shall be personally liable with respect to any such claim for indemnification or advancement of expenses, except to the extent provided in Section 2.10 hereof.
(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.6 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, a Director, the Adviser, the Sponsor or other Person.

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3.7 Fees, Expenses and Reimbursement.
(a) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out‑of‑pocket expenses incurred by them in performing their duties under this Agreement.
(b) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement. Expenses to be borne by the Fund (whether borne directly or indirectly through and in proportion to, the Fund’s interest in the Master Fund) (and, thus, indirectly by Members) include, but are not limited to, the following:

(1)
all expenses related to its investment program, including, but not limited to: (i) expenses borne indirectly through the Master Fund’s investments in the Investment Funds, or expenses borne through the Fund’s investments in the Investment Funds, if applicable in each case, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests, or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Master Fund’s or the Fund’s investments in Investment Funds (whether or not consummated), and enforcing the Fund’s and Master Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non‑U.S. dividends or other non‑U.S. source income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

(2)	the management fee paid by the Fund and the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund and the Master Fund;

(3)	any distribution and/or service fees to be paid pursuant to a plan adopted in accordance with Rule 12b‑1 under the 1940 Act;

(4)
all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund and the Master Fund) associated with the operation and registration of the Fund and the Master Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

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(5)
fees of the Independent Directors of the Fund and the independent directors of the Master Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Members, or of the board of directors or members of the Master Fund, in each case that are regularly scheduled, permitted or required to be held under the terms of this Agreement or the limited liability company agreement of the Master Fund, as applicable, the 1940 Act, or other applicable law;

(6)
a portion, as determined by the Board, of the compensation payable to the Fund’s and the Master Fund’s chief compliance officer, and expenses attributable to implementing the Fund’s and the Master Fund’s compliance program;

(7)
the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Directors and the Master Fund and its independent directors;

(8)
the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund or the Directors or the officers of the Fund or the Master Fund or the directors or the officers of the Master Fund;

(9)	recordkeeping, custody and transfer agency fees and expenses of the Fund and the Master Fund;

(10)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members or potential members or the Master Fund’s members or potential members;

(11)
all expenses of computing the Fund’s and the Master Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s and the Master Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

(12)	all charges for equipment or services used for communications between the Fund or the Master Fund and any custodian, or other agent engaged by the Fund or the Master Fund;

(13)
fees of custodians, other service providers to the Fund or the Master Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other Persons providing administrative services to the Fund or the Master Fund;

(14)	any extraordinary expenses, including, without limitation, litigation or indemnification expenses, excise taxes and costs incurred in connection

14

with holding and/or soliciting proxies for a meeting of Members or members of the Master Fund;

(15)	all taxes to which the Fund or the Master Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non‑U.S. jurisdictions; and

(16)	such other types of expenses as may be approved from time to time by the Board or the board of directors of the Master Fund.
Except as set forth in the Investment Advisory Agreement, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund.
(c) The Fund from time to time, alone or in conjunction with other accounts for which the Adviser or Sponsor, or any Affiliate of the Adviser or Sponsor, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.
3.8 Liabilities and Duties.
To the fullest extent permitted by applicable law, the Members agree that the provisions of this Agreement, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of a Member, officer of the Fund, a Director or other Person otherwise existing at law or in equity, replace such other duties and liabilities of such Member, officer of the Fund, Director or other Person.
ARTICLE IV
TERMINATION OF STATUS OR REMOVAL OF ADVISER AND SPONSOR;
TRANSFERS AND REPURCHASES
4.1 Termination of Status of the Adviser.
The status of the Adviser as Adviser and a manger shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with such Person, effective as of the date of such termination.
4.2 Termination of Status of the Sponsor.
The status of AMG Funds LLC as Sponsor and a manager shall terminate if the AMG Funds LLC shall voluntarily withdraw as Sponsor with written notice to the Board.

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4.3 Transfer of Units.
(a) Units may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board or the Sponsor (which may be withheld in each of its sole and absolute discretion).
(b) If any transferee does not meet any investor eligibility requirements established by the Fund from time to time, or if neither the Board nor the Sponsor consents to a Transfer, the Fund reserves the right to repurchase the transferred Units from the Member’s successor pursuant to Section 4.4.
(c) Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the right to tender such Units for repurchase by the Fund in connection with an offer to purchase such Units made by the Fund (provided that the Fund need not make any such offer) and shall be entitled to receive any dividend and other distributions paid by the Fund with respect to such Units, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board or the Sponsor (or a delegate of either of them), which may be withheld in each of its (or each delegate’s) sole discretion. The admission to the Fund of any transferee or successor as a substituted Member shall be effective upon such consent and the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement, without the consent of any other Person.
(d) Any pledge, transfer, or assignment not made in accordance with this Section 4.3 shall be void.
(e) Each transferring Member and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another Person or Persons of a Member’s Units, such transferring Member shall cease to be a member of the Fund with respect to such Units. Unless prohibited by applicable law (and then only to the extent so prohibited) each transferring Member shall indemnify and hold harmless the Fund, the Sponsor, the Adviser, the Directors, the officers of the Fund, each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such Persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member (or such Member’s transferee) in connection with any such Transfer.
4.4 Repurchase of Units.
(a) Except as otherwise provided in this Agreement, no Member or other Person holding any Units shall have the right to withdraw or tender to the Fund for repurchase of

16

any such Units. The Board may from time to time, and in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Units from Members, including the Adviser, Sponsor or any Affiliates thereof, pursuant to written tenders. In determining whether to cause the Fund to offer to repurchase Units from Members pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;

(2)	whether any Members have requested to tender Units to the Fund;

(3)	the liquidity of the Fund’s and the Master Fund’s assets (including fees and costs associated with disposing of the Fund’s and the Master Fund’s interests in underlying Investment Funds);

(4)	the investment plans and working capital and reserve requirements of the Fund;

(5)	the relative economies of scale of the tenders with respect to the size of the Fund;

(6)	the history of the Fund in repurchasing Units;

(7)	the availability of information as to the value of the Fund’s and the Master Fund’s investments in underlying Investment Funds;

(8)	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

(9)	the anticipated tax consequences to the Fund of any proposed repurchases of Units; and

(10)	the recommendations of the Adviser or Sponsor.
The Board shall cause the Fund to repurchase Units pursuant to written tenders only on terms fair to the Fund and to all Members and Persons holding Units acquired from Members, as applicable.
(b) The Board may cause the Fund to repurchase all or any portion of the Units of a Member or any Person acquiring any Units from or through a Member if the Board determines or has reason to believe that:

(1)	such Units have been transferred in violation of Section 4.3 hereof, or such Units have vested in any Person by operation of law (i.e., the result of the

17

death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Member);

(2)	if any transferee does not meet any investor eligibility requirements established by the Fund from time to time;

(3)
ownership of such Units by a Member or other Person is likely to cause the Fund or the Master Fund to be in violation of, or require registration of any Units under, or subject the Fund or the Master Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

(4)
continued ownership of such Units by a Member may be harmful or injurious to the business or reputation of the Fund, the Master Fund, the Adviser, or the Sponsor, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal or regulatory consequences;

(5)	any of the representations and warranties made by a Member or other Person in connection with the acquisition of Units was not true when made or has ceased to be true;

(6)
with respect to a Member subject to special laws or regulations, the Member is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;

(7)
the investment balance of the Member falls below the amount the Board determines from time to time to be a minimum investment in the Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Fund; or

(8)	it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase such Units.
(c) Repurchases of Units by the Fund shall be payable in non‑interest bearing promissory notes with such terms as determined by the Board in its discretion, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Units as of a date set by the Board. The amount due to any Member whose Units are repurchased shall be equal to the net asset value of such Member’s Units as applicable as of the effective date of repurchase, subject to any applicable early repurchase fee, and subject to subsequent adjustment, in the discretion of the Adviser or the Sponsor, in the event that additional relevant information becomes available following the Fund’s annual audit.
(d) If, at any time after the first two full years of the Fund’s operations, a Member submits to the Fund a written request to commence a repurchase offer and the Fund

18

does not, within two years from the date of such written request, commence a repurchase offer for at least 5% of the Net Assets of the Fund, the Fund promptly will thereafter offer to all then Members the opportunity to contribute their Units to a special purpose vehicle (an “SPV”) to be registered under the 1940 Act or exempt from such registration and having the investment objective to liquidate at least 90% of its assets within three full fiscal years of such contribution. Any such offer to contribute will be made pursuant to an offering registered under the Securities Act of 1933, as amended, or pursuant to offering exempt from such registration. Any SPV organized pursuant to this section will not bear any investment advisory or investment management fees after the three fiscal year period.
ARTICLE V
UNITS
5.1 Units.
(a) The limited liability company interests in the Fund shall be divided into such transferable Units of one or more separate and distinct Classes of Units as the Board, in its sole discretion and without Member approval, from time to time create and establish. The Board shall have full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of the Members of any Class of the Fund (i) to create, establish and designate, and to change in any manner, any initial Class or additional Classes, and to fix such preferences, voting powers, rights and privileges of such Classes, which may be superior to the preferences, voting powers, rights and privileges of any existing class, as the Board may from time to time determine; (ii) to divide or combine the Units or any Classes into a greater or lesser number, provided that such division or combination does not change the proportionate beneficial interest in the assets of the Fund of any Member or other holder of Units or in any way affect the rights of Units; (iii) to classify or reclassify any unissued Units or any Units previously issued and reacquired of any Class into one or more Classes that may be established and designated from time to time; and (iv) to take such other action with respect to the Units as the Board may deem desirable. Except as provided herein, each Unit of a particular Class shall represent an equal proportionate interest in the assets of the Fund (subject to the liabilities of the Fund), and each Unit of a particular Class shall be equal with respect to net asset value per Unit of that Class as against each other Unit of that Class. The rights attaching to all Units of a particular Class shall be identical as to right of repurchase by the Fund, dividends and other distributions (whether or not on liquidation), and voting rights. Unless another time is specified by the Board, the establishment and designation of any Class shall be effective upon the adoption of a resolution by the Board setting forth such establishment and designation and the preferences, powers, rights and privileges of the Units of such Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Class including, without limitation, any registration statement of the Fund, or as otherwise provided in such resolution;
(b) The number of the Fund’s authorized Units of each Class and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 5.1(k) hereof, the Board may issue Units of each Class for such consideration and on such terms as they may determine (or for no consideration if issued in connection with a dividend in Units or a split

19

of Units), or may reduce the number of issued Units in proportion to the relative net asset value of the Units then outstanding, all without action or approval of the Members. All Units when so issued on the terms determined by the Board shall be fully paid and non‑assessable;
(c) All references to Units in this Agreement shall be deemed to be Units of any or all Classes as the context may require. All provisions herein relating to the Fund shall apply equally to each Class of the Fund except as the context otherwise requires;
(d) In accordance with Section 2.8 hereof, any Director, officer or other agent of the Fund (including, without limitation, the Adviser and Sponsor), and any organization in which any such Person is interested may acquire, own, and dispose of Units of the Fund to the same extent as if such Person were not a Director, officer or other agent of the Fund; and the Fund may issue and sell or cause to be issued and sold and may purchase Units from any such Person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally;
(e) Units shall not be represented by certificates, but only by notation on the Unit records of the Fund, as kept by the Fund or by any transfer or similar agent, as the case may be. The Unit records of the Fund, whether maintained by the Fund or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of each Class of Units and as to the number of Units of each Class held from time to time by each such Person;
(f) All consideration received by the Fund for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Fund generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Fund;
(g) The liabilities, expenses, costs, charges and reserves attributable to the Fund shall be charged and allocated to the assets belonging to the Fund generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Fund;
(h) Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Board may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Fund and for any reasonable reserves as determined by the Board in its sole discretion. All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units in proportion to the number of Units held by such Persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board may determine that no dividend or distribution shall be payable on Units as to which the Member’s purchase order and/or payment have not been received by the time or times established by the Board under such program or procedure.

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Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Board or pursuant to any program that the Board may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that Person. Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 7.2 hereof. Notwithstanding anything in this Agreement to the contrary, the Board may at any time declare and distribute a dividend of Units or other property pro rata among the Members or other holders of Units at the date and time of record established for the payment of such dividends or distributions;
(i) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other Person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate Section 18‑607 of the Delaware Act or any other applicable law;
(j) Units shall be transferable only in accordance with Section 4.3 hereof;
(k) The Board, subject to Section 2.7 hereof, may accept investments in the Fund by way of Unit purchase, from such Persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, Securities or other property in which the Fund is authorized to invest, hold or own, valued as provided in Section 7.2 hereof. The Board may authorize any distributor, principal underwriter, custodian, transfer agent or other Person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms;
(l) Units may be issued as fractions thereof. Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Fund. Fractions of Units shall be calculated to three decimal points.
ARTICLE VI
DISSOLUTION AND LIQUIDATION
6.1 Dissolution.
(a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by the Board;

(2)
upon the determination of the Members not to continue the business of the Fund at a meeting called by the Sponsor in accordance with Section 2.6(b) hereof when no Director remains to continue the business of the Fund or if

21

the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

(3)	at the election of the Sponsor to dissolve the Fund; or

(4)	as required by operation of law.
Except as provided above, Members shall not have the authority, by vote or otherwise, to dissolve or cause the dissolution of the Fund. Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.
6.2 Liquidation of Assets.
(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)
payments in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)
such debts and liabilities as are owing to current or former Members who hold non‑interest bearing promissory notes of the Fund as a result of having previously tendered their Units to the Fund for repurchase shall be paid next in their order of seniority and on a pro rata basis,

(3)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(4)	the Members shall be paid next, on a pro rata basis, in proportion to the relative number of Units held by such Person
(b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in‑kind distribution is to be made, the assets distributed in kind shall be valued pursuant to Section 7.2 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

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ARTICLE VII
ACCOUNTING, VALUATIONS AND WITHHOLDING
7.1 Accounting and Reports.
(a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.
(b) Except as required by the 1940 Act, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member or about the affairs of the Fund. To the fullest extent permitted by Section 18‑305(f) of the Delaware Act, each Member agrees that its right to receive information from the Fund with respect to its interest in the Fund is restricted to only those rights to information set forth in this Agreement. No act of the Fund, the Adviser, the Sponsor, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(b).
7.2 Valuation of Assets.
(a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board. Assets of the Fund invested in Investment Funds shall be valued at fair value in accordance with procedures adopted by the Board. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.
(b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.2 shall be conclusive and binding on all of the Members and all parties claiming through or under them.
7.3 Withholding.
(a) The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

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(b) For purposes of this Agreement, any taxes so withheld or paid over by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.
(c) The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Unless prohibited by applicable law (and then only to the extent so prohibited), each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
8.1 Amendment of Limited Liability Company Agreement.
(a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act); and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b)	Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the Fund;

(2)	reduce the rights attaching to the Units held by any Person as against the rights attaching to the Units held by any other Person, except to the extent specifically contemplated by Section 5.1(a); or

(3)	modify the events causing the dissolution of the Fund;
may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her Units for repurchase by the Fund (except as otherwise contemplated in Section 8.1(c) hereof).
(c) By way of example only, the Board, at any time without the consent of the Members may:

24

(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)
amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and

(3)
amend this Agreement, taking due consideration of the interests of the Members as a whole to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund maintains its then-current federal tax treatment.

(d) The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.
8.2 Special Power of Attorney.
(a) Each Member hereby irrevocably makes, constitutes and appoints the Sponsor and each of the Directors, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys‑in‑fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)
all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent. If an amendment to the Certificate

25

or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys‑in‑fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power‑of‑attorney with a view to the orderly administration of the affairs of the Fund.
(c) Pursuant to Section 18‑204(c) of the Delaware Act, this power‑of‑attorney is a special power‑of‑attorney and is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power in favor of the Sponsor and each of the Directors, acting severally, and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death, disability, incapacity, dissolution, termination of existence or bankruptcy of, or any other event concerning, any party granting this power‑of‑attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of its Units, except that where the transferee thereof has been approved by the Board or the Sponsor for admission to the Fund as a substituted Member, this power‑of‑attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board, the Sponsor, or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3 Notices.
Notices which may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or by Electronic Transmission, including e‑mail, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, Electronic Transmission (including e‑mail), commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

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8.4 Agreement Binding Upon Successors and Assigns.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.
8.5 Applicability of 1940 Act and Form N‑2.
The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N‑2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N‑2.
8.6 Choice of Law; Derivative and Direct Claims.
(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be governed by and construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.
(b) No Member shall commence any proceeding on behalf or for the benefit of the Fund until (i) a written demand has been made upon the Fund to take suitable action, and (ii) 90 days have elapsed from the date the demand was made, or, if the decision whether to reject such demand has been duly submitted to a vote of the Members, 120 days have elapsed from the date the demand was made, unless in either case the Member has earlier been notified that the demand has been rejected. Such demand shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the Member to support the allegations made in the demand. In its sole discretion, the Board may submit the matter to a vote of Members of the Fund or any Class, as appropriate. Any decision by the Board to bring, maintain or settle (or not to bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Fund, or to submit the matter to a vote of Members, shall be made by a majority of the Independent Directors in their sole business judgment and shall be binding upon the Members, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. The Fund shall advise the Member submitting such demand whether it requires additional reasonable time within which to conduct an inquiry into the allegations made in the demand. Any Independent Director acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Fund shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.
(c) No class of Members shall have the right to bring or maintain a direct action or claim for monetary damages against the Fund or the Directors predicated upon an express or implied right of action under this Agreement or the 1940 Act, nor shall any single

27

Member, who is similarly situated to one or more other Members with respect to an alleged injury, have the right to bring such an action, unless the class of Members or single Member has obtained authorization from a majority of the Independent Directors to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Directors. A request for authorization shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of Members or single Member to support the allegations made in the request. The Board shall consider such request within 90 days after its receipt by the Fund. In its sole discretion, the Board may submit the matter to a vote of Members of the Fund. Any decision by a majority of the Independent Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Members, shall be binding upon the class of Members or single Member seeking authorization.
8.7 Not for Benefit of Creditors.
The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, the Adviser, the Sponsor, officers of the Fund, Directors, and the Fund. This Agreement is not intended for the benefit of non‑Member creditors and no rights are granted to non‑Member creditors under this Agreement (except as provided in Section 3.6).
8.8 Consents.
Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.
8.9 Merger and Consolidation.
Unless otherwise required by applicable law, notwithstanding any other provision of this Agreement, the Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18‑209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved by the Board, without the consent of any other Member or Person being required.
8.10 Pronouns.
All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons, firm or corporation may require in the context thereof.
8.11 Confidentiality.
(a) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other Person the name or address (whether business, residence or mailing) of any Member (collectively, “Confidential Information”) without the prior written consent of the Board, which consent may be withheld in

28

its sole discretion, it being understood and agreed that the foregoing provision is not applicable to the Fund.
(b) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non‑breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non‑breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.
(c) Notwithstanding anything to the contrary in this Agreement, the Fund, the Board, the Adviser, and the Sponsor shall each have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board, the Adviser, or the Sponsor reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board, the Adviser, or the Sponsor in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.
8.12 Certification of Tax Status.
Unless such certification is not deemed necessary by the Adviser or Sponsor, each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify upon admission to the Fund whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, as well as such other tax matters as deemed necessary or appropriate by the Fund, Adviser, Sponsor, or Board, and shall notify the Fund within 30 days of any change in such Member’s status; each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall, from time to time, provide such tax certification, documentation, waivers, representations or information as requested by the Fund, Adviser, Sponsor, or Board. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non‑United States Person for purposes of U.S. Federal tax withholding.
8.13 Severability.
If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

29

8.14 Filing of Returns.
The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal income tax return in compliance with Section 6012 of the Code and any required state and local income tax and information returns for each tax year of the Fund.
8.15 Tax Election.
The Sponsor, or any officer, Director, or Member (at the request of the Board) is hereby authorized to make any election and to take any necessary or appropriate action in connection therewith to cause the Fund to be classified as an association taxable as a corporation for U.S. Federal tax purposes.
8.16 Entire Agreement.
This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Fund, without the consent of any Member, may enter into written agreements which have been approved by the Board (“Other Agreements”) with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.
8.17 Discretion.
Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a Person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such Person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its “good faith” or under another express standard, then such Person shall act under such express standard.
8.18 Counterparts.
This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.
8.19 Effectiveness. Pursuant to Section 18‑201(d) of the Delaware Act, this Agreement shall be effective as of the time of the filing of the Certificate.
[Signature Page Follows]

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EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.
IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER: AMG FUNDS LLC

By:	/s/ Jeffrey T. Cerutti
	Name:	Jeffrey T. Cerutti
	Title:	President and Principal Executive Officer

PANTHEON VENTURES (US) LP, as Adviser

By:	/s/ T. Sheldon Chang
	Name:	T. Sheldon Chang
	Title:	Managing Director

AMG FUNDS LLC, as Sponsor

By:	/s/ Keitha L. Kinne
	Name:	Keitha L. Kinne
	Title:	Chief Operating Officer

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

By:	/s/ Christine C. Carsman
Christine C. Carsman, Director

By:	/s/ Kurt Keilhacker
Kurt Keilhacker, Director

By:	/s/ Eric Rakowski
Eric Rakowski, Director

By:	/s/ Victoria Sassine
Victoria Sassine, Director

PROSPECTUS
AMG Pantheon Fund, LLC
CLASS 2, CLASS 3,
CLASS 4 AND CLASS 5 UNITS
July 31, 2023
AMG Pantheon Fund, LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed‑end, non‑diversified, management investment company. The Fund’s investment adviser is Pantheon Ventures (US) LP (the “Adviser”). The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in AMG Pantheon Master Fund, LLC (the “Master Fund”), a Delaware limited liability company also registered under the 1940 Act as a non‑diversified, closed‑end management investment company. The Master Fund has the same investment objective as that of the Fund. The Master Fund expects to invest primarily in private investments, including primary and secondary investments in private equity, infrastructure, and other private asset funds (“Investment Funds”) and co‑investments in portfolio companies, although the allocation among those types of investments may vary from time to time.
The Fund offers Class 1, Class 2, Class 3, Class 4 and Class 5 units of beneficial interest. The Fund has registered under the Securities Act of 1933, as amended (the “Securities Act”), $4,500,000,000 in units of beneficial interest for sale under the registration statement to which this prospectus (the “Prospectus”) relates. This Prospectus offers Class 2, Class 3, Class 4, and Class 5 units of beneficial interest of the Fund (the “Units”). Class 1 units of beneficial interest of the Fund are offered in a separate prospectus. You may call BNY Mellon Investment Servicing (US) Inc., the Fund’s transfer agent (the “Transfer Agent”), at (877) 355‑1566 to obtain more information concerning the Fund’s Class 1 units, including the prospectus for such units. No person who is admitted as a unitholder of the Fund (an “Investor”) will have the right to require the Fund to redeem any Units, and the Units will have very limited liquidity, as described in this Prospectus. A distribution by the Fund potentially may be treated as a return of capital for U.S. federal income tax purposes. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. The Fund has previously been registered under the 1940 Act.

	Price to Public	Proceeds to the Fund(3)
Per Class 2 Unit(1)	At Current NAV	Amount Invested at Current NAV
Per Class 3 Unit (1)	At Current NAV	Amount Invested at Current NAV
Per Class 4 Unit(1)	At Current NAV	Amount Invested at Current NAV
Per Class 5 Unit(2)	At Current NAV, plus a 3.50% sales load	Amount Invested at Current NAV
Total, including Class 1 units of the Fund	Up to $4,500,000,000	Up to $4,500,000,000 (4)

(1)	The Class 2, Class 3 and Class 4 Units will be publicly offered at current net asset value (“NAV”) per unit and are not subject to any sales loads. See “The Offering” below.

(2)
The Class 5 Units will be publicly offered at current NAV per unit, plus a maximum sales load of up to 3.50%, as described herein. The table assumes the maximum sales load is charged. See “The Offering” below.

(3)
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund, the Master Fund, and each of the Master Fund’s two wholly-owned subsidiaries to waive the monthly management fee payable to the Adviser by any of the Master Fund and its subsidiaries, as applicable, and to pay or reimburse the Fund’s expenses such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed on page 16) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). The Expense Limitation and Reimbursement Agreement shall remain in effect until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund. See “Expense Limitation and Reimbursement Agreement” below.

(4)	Total proceeds to the Fund assume the sale of all Units registered under the registration statement to which this Prospectus relates.
AMG Distributors, Inc. (the “Distributor”) acts as the distributor for the Units and serves in that capacity on a best efforts basis, subject to various conditions. Pantheon Securities, LLC, a wholly-owned subsidiary of Pantheon Ventures Inc., acts as sub‑distributor for the Units.
PURCHASERS OF UNITS OF THE FUND WILL BECOME BOUND BY THE TERMS AND CONDITIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND (THE “LLC AGREEMENT”). A COPY OF THE LLC AGREEMENT IS ATTACHED AS APPENDIX A TO THIS PROSPECTUS.
Investments in the Fund may be made only by “Eligible Investors” as defined in this Prospectus. See “Application For Investment—Eligible Investors.”
AN INVESTMENT IN THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT THAT ENTAILS SUBSTANTIAL RISKS, INCLUDING BUT NOT LIMITED TO:

•	LOSS OF CAPITAL.

•	THE UNITS WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE AND IT IS NOT ANTICIPATED THAT A SECONDARY MARKET FOR THE UNITS WILL DEVELOP.

•	THE UNITS ARE SUBJECT TO SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE LLC AGREEMENT.

•
ALTHOUGH THE FUND MAY OFFER TO REPURCHASE UNITS FROM TIME TO TIME, UNITS ARE NOT REDEEMABLE AT AN INVESTOR’S SOLE OPTION NOR ARE THEY EXCHANGEABLE FOR UNITS OR SHARES OF ANY OTHER FUND. AS A RESULT, AN INVESTOR MAY NOT BE ABLE TO SELL OR OTHERWISE LIQUIDATE HIS OR HER UNITS OR MAY LIQUIDATE HIS OR HER UNITS BELOW THE PRICE OF THE INVESTOR’S INITIAL PURCHASE PRICE.

•
UNITS ARE APPROPRIATE ONLY FOR THOSE INVESTORS WHO CAN TOLERATE A HIGH DEGREE OF RISK AND DO NOT REQUIRE A LIQUID INVESTMENT AND FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM.

•	IT IS ANTICIPATED THAT THE FUND WILL REPURCHASE NO MORE THAN 5% OF ITS NET ASSETS PER QUARTER.
See “Types of Investments and Related Risk Factors.”
This Prospectus sets forth information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated July 31, 2023, as revised or supplemented from time to time, has been filed with the SEC. The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain a copy of the SAI and the Fund’s annual and semi-annual reports without charge by writing to or calling the Transfer Agent at (877) 355‑1566. You can obtain the SAI, material incorporated by reference herein and other information about the Fund on the SEC’s website (http://www.sec.gov). Additionally, quarterly and monthly performance, semi-annual and annual reports and other information regarding the Fund may be found on the Fund’s investor web portal.
None of the Securities and Exchange Commission (the “SEC”), the Commodity Futures Trading Commission, or any state securities commission has approved or disapproved the Fund’s Units or passed upon the adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.
No broker-dealer, salesperson, or other person is authorized to give an Investor any information or to represent anything not contained in this Prospectus. As an Investor, you must not rely on any unauthorized information or representations that anyone provides to you, including information not contained in this Prospectus, the SAI or the accompanying exhibits. The information contained in this Prospectus is current only as of the date of this Prospectus.
The stated minimum initial investment in the Fund is $5,000,000 for the Class 2 Units, $25,000,000 for the Class 3 Units, $50,000,000 for the Class 4 Units, and $50,000 for the Class 5 Units, and the minimum additional investment in the Fund is $10,000, which minimums may be reduced by the Fund in the discretion of the Adviser or AMG Funds LLC (the “Sponsor”) based on consideration of various factors, including the Investor’s overall relationship with the Adviser or Sponsor, the Investor’s holdings in other funds affiliated with the Adviser or Sponsor, and such other matters as the Adviser or Sponsor may consider relevant at the time. See “Summary of Terms—Application for Units.” Investors should review the prospectus for Class 1 units of the Fund to determine whether they are eligible to invest in such units.
Investors purchasing Class 5 Units may be charged a sales load of up to 3.50% of the Investor’s subscription. Purchases of Class 5 Units will be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
Less than $250,000	3.50%
$250,000 – $499,999	2.50%
$500,000 – $999,999	2.00%
$1,000,000 or more	0.00%
In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Distributor may elect to reduce, otherwise modify or waive the sales load with respect to certain investors. See “Application for Investment Program.”
Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult with his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.
The date of this Prospectus is July 31, 2023.

AMG PANTHEON FUND, LLC
Class 2, Class 3, Class 4 and Class 5 Units
SUMMARY OF TERMS
This is only a summary and does not contain all of the information that a prospective Investor (as defined below) should consider before investing in AMG Pantheon Fund, LLC (the “Fund”). Before investing, a prospective Investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus (the “Prospectus”) and the Fund’s statement of additional information (the “SAI”), each of which should be retained for future reference by any prospective Investor.

The Fund	The Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed‑end, non‑diversified management investment company. The Fund’s investment adviser is Pantheon Ventures (US) LP (the “Adviser”). The Fund has elected and intends each year to qualify and be eligible to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund is an appropriate investment only for “accredited investors” (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) (“Investors”) who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers Class 1, Class 2, Class 3, Class 4 and Class 5 units of beneficial interest, each of which is subject to different investment minimums and fees and expenses, which may affect performance. Each class of units (each, a “Class”) has certain differing characteristics, particularly in terms of the sales load that Investors in that class may bear, and the distribution fees and investor servicing fees that each class may be charged. This Prospectus relates to Class 2, Class 3, Class 4, and Class 5 units of the Fund (the “Units”). Class 1 units of the Fund are offered in a separate prospectus.

Investment Objective and Strategies	The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in AMG Pantheon Master Fund, LLC (the “Master Fund”), a Delaware limited liability company also registered under the 1940 Act as a non‑diversified, closed‑end management investment company. The Master Fund has the same investment objective and identical investment policies as those of the Fund. This form of investment structure is commonly known as a “master-feeder fund” arrangement. In addition to units of the Master Fund, the Fund may hold a portion of its assets in cash to pay for current operating expenses. The Adviser also acts as investment adviser to the Master Fund.

Under normal circumstances, the Master Fund expects to invest, directly or indirectly, primarily in any of (i) private equity investments of any type, including primary and secondary investments in private equity, infrastructure and other private asset funds (“Investment Funds”) and investments in companies that are typically made alongside one or more Investment Funds (“Co‑Investment Opportunities”), (ii) exchange-traded funds (“ETFs”) designed to track equity indexes and (iii) cash, cash equivalents and other short-term investments. The allocation among these types of investments may vary from time to time.

The Master Fund may make investments directly or indirectly through its two wholly-owned subsidiaries (each a “Subsidiary” and together, the “Subsidiaries”). Each Subsidiary has the same investment objective and strategies as the Master Fund and, like the Fund and the Master Fund, is managed by the Adviser. The Master Fund may invest up to 25% of its total assets in a wholly-owned subsidiary organized as a Delaware limited liability company (the “Corporate Subsidiary”). The Master Fund’s investment in the Corporate Subsidiary permits the Master Fund to pursue its investment objective and strategies in a potentially tax‑efficient manner. The Master Fund may also invest all or a portion of its assets in a second wholly-owned subsidiary organized as a Delaware limited liability company (the “Lead Fund”). The Lead Fund was organized for the purpose of facilitating the Master Fund’s use of a revolving credit facility (as discussed below).

Except as otherwise provided, references to the Fund’s investments also will refer to the Master Fund’s investments and each Subsidiary’s investments, in each case, for the convenience of the reader.

The Adviser believes that the Fund’s investment program will offer a unique approach to private equity investing for “accredited investors” (as used in this Prospectus, “Eligible Investors”) who previously have not had access to high quality private equity investment funds and co‑investments in portfolio companies. In pursuing the Fund’s investment objective, the Adviser will allocate capital in the private equity portion of its portfolio across primary and secondary investments in Investment Funds and co‑investments in portfolio companies. The Adviser will seek to invest across a broad spectrum of Investment Funds (e.g., buyout, growth capital, special situations, credit, private infrastructure, real estate, real assets, and other private asset funds), determined by a diverse selection of geographies (e.g., North America, Europe, Asia, and emerging markets) and vintage years (i.e., the year in which an Investment Fund begins investing).

Notwithstanding the foregoing, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Adviser to date has invested the private equity portion of its portfolio primarily in co‑investments and/or secondaries of Investment Funds. At any given time, the Master Fund’s geographic diversification may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies. In addition, the Master Fund’s ability to access certain types of investment opportunities, including secondary investments, may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule K‑1s. To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and, to a lesser extent, in cash and short-term securities. In addition, the Master Fund may use derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments. Furthermore, the Master Fund may hold a substantial portion of the Master Fund’s assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.

In addition to the foregoing, the Master Fund may utilize a revolving credit facility to satisfy repurchase requests, to meet capital calls and to otherwise provide the Master Fund with temporary liquidity.

The Master Fund has obtained an exemptive order from the SEC that permits the Master Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.

The Fund

The Fund is a specialized investment vehicle that incorporates both features of an unregistered private investment fund and features of a closed‑end investment company that is registered under the 1940 Act. The Fund is similar to an unregistered private investment fund in that (i) Units will be sold in comparatively large minimum denominations solely to high net worth individual and institutional investors, and will be subject to restrictions on transfer; and (ii) the Fund will pay, and Investors will bear, an asset-based investment management fee, and will be subject indirectly to asset-based fees, carried interests, and incentive allocations charged by the underlying Investment Funds in which the Master Fund may invest.

Each underlying Investment Fund is, or will be, managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.

Private equity is a common term for investments that are typically made in non‑public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The Master Fund may allocate assets to Investment Funds that focus on buyout, growth capital, special situations, credit, real estate, real assets, private infrastructure investments, and/or other private assets.

•
Buyout. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid‑, large-, or mega-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large- and mega‑cap segment.

•
Growth Capital. Growth capital typically involves minority investments in established companies with strong growth characteristics and typically does not utilize much, if any, leverage. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity.

•
Special Situations. Special situations investments may include debt investments that provide a middle level of financing below the senior debt level and above the equity level. A typical special situations investment may include a loan to a borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment. In addition, special situations investments may include other forms of investment not described herein, such as distressed debt, infrastructure, energy or utility investments and turnaround investments.

•
Credit. Credit investments may include primary and secondary investments and co‑investments in private credit funds targeting a range of debt strategies, including senior secured loans, mezzanine and subordinated debt investments, special situations and distressed investments. The Master Fund may also invest directly in the debt of private operating companies. The credit investments to which the Master Fund may directly or indirectly allocate its assets may include low grade or unrated debt securities (i.e., “high yield” or “junk” bonds).

•	Real Estate. Real estate investments may include single-property real estate opportunities in the United States and abroad and large‑cap companies with real estate portfolios.

•
Private Infrastructure, Real Assets and Other Private Assets. Private infrastructure investments may include companies and funds that focus on utilities infrastructure (e.g., conventional and renewable power and transmission, electricity, gas and water networks) and/or transportation infrastructure (e.g., airports, ports, railways, and roads). Investments in real assets may provide exposure to real estate, commodities, natural resources (such as agriculture and timber), infrastructure, and precious metals. Other private asset investments may include opportunities in other assets.

Types of private equity investments that the Master Fund may make include:

•
Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Most private equity fund sponsors raise new funds only every two to four years, and many top‑performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three- to seven-year duration, if not longer.

•
Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern.

•
Direct Investment/Co‑Investments. Direct investments involve acquiring an interest in securities issued by an operating company. Such investments are typically made as co‑investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest.

Direct investments and co‑investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees. The Fund expects that a pro rata portion of any additional fees borne by the Master Fund as a result of direct investments and/or co‑investments would be paid by the Fund and other investors in the Master Fund to the third party sponsoring such direct investments and/or co‑investments and such additional fees are included as Acquired Fund Fees and Expenses in the Fund’s Total Annual Expenses.

Investment Strategies

The principal elements of the Adviser’s private equity investment strategy include: (i) allocating the assets of the Master Fund across Investment Funds, portfolio companies, and other assets, although the private equity portion of the Master Fund’s portfolio to date has been invested primarily in portfolio companies (co‑investments) and/or secondaries; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive value; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Adviser’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the Master Fund’s portfolio.

Allocation. Just as in public equity markets, the Adviser believes that asset allocation across private equity market segments is a cornerstone of long-term portfolio performance. The Adviser seeks to implement a proactive approach to portfolio construction driven by diversification across managers, stages, vintages, geographies, and industries.

Access. The Fund through the Master Fund will provide Investors with access to Investment Funds, and direct investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

Commitment Strategy. Private equity investments are complicated by the fact that commitments to Investment Funds are generally not immediately invested. Instead, amounts of capital committed to investment in the Investment Funds are drawn down and invested over time, as underlying investments are identified by the relevant Investment Fund Manager—a process that may take a period of several years. As a result, without an appropriate commitment strategy, a significant investment position could be difficult to achieve. “Commitment strategy” refers to the Adviser’s strategy for managing this process of committing capital to underlying investments. The Adviser intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. The Adviser will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level. As disclosed above, the Master Fund to date has been comprised primarily of co‑investments and secondary investments and will evolve over time to include a higher percentage of primary investments. Furthermore, the Master Fund may commit to invest in private equity investments—both primaries and secondaries—in an aggregate amount that exceeds the Master Fund’s then-current assets (i.e., to “over-commit”) to provide an appropriate investment level.

The commitment strategy will aim to sustain a high level of investment where possible by making commitments based on anticipated future distributions from investments. The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, borrowing through a credit facility, the tender of Units by Investors and any distributions made to Investors. To forecast portfolio cash flows, the Adviser will utilize a model that incorporates historical data, actual portfolio observations, insights from the Investment Fund

Managers and forecasts by the Adviser. The commitment strategy—and, specifically, the “over-commitment” strategy—carries a degree of risk. See “Types of Investments and Related Risk Factors—Commitment Strategy.”

Primary Investments. Primary investments, or “primaries,” refer to investments in newly established private equity funds that have not yet begun operation. Primary investments are made during an initial fundraising period in the form of capital commitments, which are then called down by the Investment Fund and utilized to finance its investments in portfolio companies during a predefined period. Primary investments in Investment Funds typically range in duration from ten to thirteen years, while underlying investments in portfolio companies generally have a three to seven year range of duration, if not longer. Most private equity sponsors raise new funds only every two to four years, and many top‑performing funds may be closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Primary investments typically exhibit a value development pattern, commonly known as the “J‑curve,” in which the net asset value typically declines moderately during the early years of the private equity fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the private equity fund matures and as portfolio companies are sold, the pattern typically reverses, with increasing net asset value and distributions. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment returns.

Secondary Investments. Secondary investments, or “secondaries,” refer to investments in existing private equity funds through the acquisition of an existing interest in a private equity fund from a third-party investor in a privately negotiated transaction. The buyer of the existing investment agrees to take on future funding obligations in exchange for future returns and distributions. A secondary investment will often take place at a discount to an Investment Fund’s net asset value and the Master Fund may, if deemed necessary or appropriate, for liquidity or portfolio management reasons, seek to sell Investment Fund positions on private equity secondary markets that may be at a discount to NAV. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit a pronounced J‑curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries can typically provide earlier distributions than primaries. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development. In addition, the Master Fund’s ability to access secondary investments may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

Vintage Year. “Vintage year” refers to the year in which an Investment Fund begins investing in portfolio companies. An Investment Fund’s vintage year may be used to compare its performance to that of other private equity funds of the same vintage year.

Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with the Investment Fund Managers with whom it invests, and to monitor the performance of Investment Funds and developments at the individual portfolio companies in which the Master Fund invests directly and that are material positions in the Investment Funds held by the Master Fund. By tracking commitments, capital calls, distributions, valuations, and other pertinent details, the Adviser will seek to recognize potential issues and to take appropriate action.

The Adviser intends to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation, (i) diversifying commitments across several geographies and vintage years; (ii) allocating capital among primary investments, secondary investments, and co‑investment opportunities; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy tender requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; (vi) seeking to invest in ETFs, cash, and short-term securities to provide liquidity to satisfy tender requests and capital calls, consistent with the limitations and requirements of the 1940 Act; and (vii) seeking the use of derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of the ETF investments.

To enhance the Master Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Investors, the Adviser may from time to time sell certain of the Master Fund’s assets (including, during adverse market conditions, selling investments in Investment Funds at a discount).

The Master Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. The Fund may borrow for investment purposes. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the “Asset Coverage Requirement”). This means that the value of the Fund’s total indebtedness may not exceed one‑third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, shares unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase. The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets, measured at the time of borrowing. Such temporary borrowings are not subject to the Asset Coverage Requirement in connection with the Fund’s borrowings for investment purposes. Investments or trading practices that involve contractual obligations to pay in the future are subject to the Asset Coverage Requirement unless the Fund designates liquid assets in an amount the Fund believes to be equal to the Fund’s contractual obligations (marked‑to‑market on a daily basis) or appropriately “covers” such obligations with offsetting positions.

The Adviser and its personnel use a range of resources to identify and source the availability of promising Investment Funds and co‑investments. The Adviser’s diligence process focuses on risk management, investment, and operational diligence. The Adviser incorporates both bottom‑up and top‑down analyses in the investment process, which is designed to identify those investments with the greatest potential to deliver superior performance, while being mindful of the need for adequate diversification and risk management. The bottom‑up process seeks to identify the relevant strengths and weaknesses of each potential Investment Fund Manager, while the top‑down process seeks to analyze whether each manager fits within the agreed overall target allocations for the strategy. The Adviser will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries, and various qualitative and quantitative criteria, including the Adviser’s analysis of actual and projected cash flows and past performance of an Investment Fund during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. During this diligence process, the Adviser reviews offering documents, financial statements, regulatory filings and client correspondence, and may conduct interviews with senior personnel of existing Investment Fund Managers. In particular, the Adviser expects to regularly communicate with Investment Fund Managers and other personnel about the Investment Funds in which the Master Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends. This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents. It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Fund Manager are considered. The Adviser may also perform background and reference checks on Investment Fund personnel.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

In allocating the Master Fund’s capital, the Adviser will attempt to benefit from the strong performance track record of various Investment Funds and Investment Fund Managers, combined with access to new and existing Investment Funds and co‑investments. The Adviser will seek to limit the Master Fund’s investment in any one Investment Fund or co‑investment to no more than 25% of the Master Fund’s gross assets (measured at the time of investment).

The Adviser may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Master Fund’s portfolio holdings at any time.

The Fund invests substantially all of its assets in interests of the Master Fund (“Master Fund Interests”). The Fund is a non‑diversified, closed‑end management investment company for purposes of the 1940 Act. Each of the Fund and the Master Fund intends each year to qualify and be eligible to be treated as a RIC under the Code. To qualify and to be treated as a RIC under the Code, each of the Fund and the Master Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in “qualified publicly traded partnerships” (as defined in the Code); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund has a 20% or more voting stock interest, in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that it controls and that are engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax‑exempt income, for such year. With respect to these limitations and restrictions imposed by the Code, the Master Fund will be required to look through to the income, assets and investments of certain Investment Funds. See “Types of Investments and Related Risk Factors—Tax Risks.”

The Investment Funds are not subject to the Master Fund’s or the Fund’s investment restrictions and are generally subject to few investment limitations.

Borrowing	The Fund and the Master Fund are each authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement. The Fund and the Master Fund may borrow money through a credit facility or other arrangements for investment purposes, to pay operating expenses, to satisfy repurchase requests from Investors, and to otherwise provide the Fund and the Master Fund with temporary liquidity. The Master Fund has entered into a credit facility for such purposes.

The Investment Funds may utilize leverage in their investment activities. However, the Investment Funds’ borrowings are not subject to the Asset Coverage Requirement. Accordingly, the Fund and the Master Fund, through investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs. See “Types of Investments and Related Risk Factors.”

Distribution Policy	The Fund generally will pay dividends on the Units at least annually in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund reserves the right also to distribute substantially all net capital gain realized on investments to Investors at least annually.

Dividends and capital gain distributions paid by the Fund on a class of Units will be reinvested in additional Units of that class unless an Investor opts out (elects not to reinvest in the relevant class of Units). Investors may elect initially not to reinvest by indicating that choice in such Investor’s Subscription Booklet (as defined below). Thereafter, Investors are free to change their election at any time by contacting the Transfer Agent (or, alternatively, by contacting their financial advisor, provided the financial advisor informs the Transfer Agent and provides sufficient supporting documentation). Units purchased through reinvestment will be issued at their net asset value on the ex–dividend date (which is generally expected to be the last business day of a month). There is no sales load or other charge for reinvestment. The Fund reserves the right, in its sole discretion, to suspend or limit at any time the ability of Investors to reinvest distributions. A distribution by the Fund potentially may be treated as a return of capital for U.S. federal income tax purposes. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. See “Taxes – Taxation of Investors – Distributions by the Fund” in the SAI.

Potential Benefits of Investing in the Fund
Through the Fund, Eligible Investors will have access to Investment Fund Managers, whose services typically are not available to the investing public or who may otherwise restrict the number and type of persons whose money will be managed, and to co‑investment opportunities. Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically imposed by such Investment Fund Managers. Investment minimums for primary investments in Investment Funds typically range between $5 million and $20 million.

The Master Fund’s investments in secondaries—which typically already have invested in portfolio companies and, therefore, are viewed as more mature investments than primaries and further along in their development pattern—may reduce the impact of the J‑curve associated with private equity investing. The J‑curve is a value development pattern in which the net asset value of a private equity fund typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized.

As described above, the Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K‑1s. Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to provide simpler tax reports to Investors on Form 1099‑DIV. In addition, if the Fund qualifies as a RIC, the Fund potentially will block unrelated business taxable income for benefit plan investors and certain other investors that are generally otherwise exempt from payment of U.S. federal income tax. In order to qualify as a RIC, the Master Fund may structure its investments in a manner that results in tax inefficiencies, including the acceleration of income, the conversion of character of income, or the incurrence of an additional layer of income tax.

The Offering	The Fund offers Class 2, Class 3 and Class 4 Units on a continuous basis at the net asset value per Unit. The Fund offers Class 5 Units on a continuous basis at the net asset value per Unit, plus a maximum sales load of up to 3.50%. The sales load will be deducted out of the Investor’s subscription amount, and will not constitute part of an Investor’s capital contribution to the Fund or part of the assets of the Fund. The Fund commenced investment operations on October 1, 2014 (the Initial Closing Date). The Fund has registered under the Securities Act $4,500,000,000 in Class 1, Class 2, Class 3, Class 4 and Class 5 units for sale. Class 1 units of the Fund are offered in a separate prospectus. Units may be purchased as of the first business day of each month based upon the Fund’s net asset value, as of the close of business on the business day immediately preceding such date, plus any applicable sales load. Each date on which Units are delivered is referred to as a “Closing Date.” Each prospective Investor will be required to complete a subscription booklet (the “Subscription Booklet”) certifying that the Units being purchased are being acquired by an Eligible Investor (as defined below). Subscriptions received by the Fund will be held in a non‑interest‑bearing escrow account by the Fund’s escrow agent.

Board of Directors	The Board of Directors (the “Board” or the “Directors”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the Directors are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser (“Independent Directors”). The Master Fund’s Board of Directors (the “Master Fund Board”), which currently has the same composition as the Board, has overall responsibility for monitoring and overseeing the Master Fund’s investment program and its management and operations. See “Management of the Fund.”

The Adviser	Pantheon Ventures (US) LP serves as the Fund’s and Master Fund’s investment adviser (the “Adviser”). The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Affiliated Managers Group, Inc., a publicly-traded company, indirectly owns a majority of the interests of the Adviser.

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Adviser. The Investment Management Agreement may be continued from year to year if its continuation is approved annually by the Board, including a majority of the Independent Directors. The Board, or the Fund’s Investors, may terminate the Investment Management Agreement on sixty (60) days’ prior written notice to the Adviser. The Adviser may terminate the Investment Management Agreement on sixty (60) days’ prior written notice to the Fund.

The Master Fund and each Subsidiary have entered into similar investment advisory agreements with the Adviser with substantially the same terms (other than compensation) and substantially the same renewal and termination process.

Management Fee	Through its investment in the Master Fund, the Fund bears a proportionate share of the investment management fee paid by the Master Fund and each Subsidiary to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund and each Subsidiary. In consideration for such services, the Master Fund will pay the Adviser a management fee measured as of the end of each month at the annual rate of 0.70% of the Master Fund’s net asset value, calculated prior to giving effect to the payment of such management fee and prior to the deduction of any other asset-based fees (e.g., any administration fee) payable by the Master Fund to either the Adviser or AMG Funds LLC, the Fund’s administrator (the “Administrator” and the “Sponsor”), and prior to giving effect to any purchases or repurchases of interests of the Master Fund or any distributions by the Master Fund occurring as of or around the end of such month. In consideration for such services, each Subsidiary will pay the Adviser a management fee measured at the end of each month at the annual rate of 0.70% of such Subsidiary’s net asset value, calculated prior to giving effect to the payment of such management fee and prior to the deduction of any other asset-based fees (e.g., any administration fee) payable by such Subsidiary to either the Adviser or the Sponsor, and prior to giving effect to any distributions by such Subsidiary occurring as of or around the end of such month. Furthermore, in consideration of the management fee payable to the Adviser under the investment management agreement between the Adviser and each Subsidiary, the Adviser has agreed to waive the portion of the management fee that the Adviser otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Adviser under such Subsidiary’s investment management agreement with the Adviser with respect to such month. The management fee is paid to the Adviser out of the assets of the Master Fund and each Subsidiary and, therefore, decreases the net profits or increases the net losses of the Fund. Subject to the above, for purposes of determining the management fee payable to the Adviser for any month, net asset value is calculated as the value of the total assets of the Master Fund or applicable Subsidiary (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

The management fee is in addition to the asset-based fees, carried interests, expenses, incentive allocations, or fees charged by the Investment Funds and indirectly borne by Fund Investors.

Other Fees and Expenses	The Fund, and, therefore, Investors, will bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Management Agreement, and, through its investment in the Master Fund, a pro‑rata portion of the operating expenses of the Master Fund (and each Subsidiary), including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Funds. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Units. The Fund, by investing in the Investment Funds, will indirectly bear its pro rata share of the expenses incurred in the business of the Investment Funds. The Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 20% of net profits as a carried interest allocation. See “Summary of Fund Expenses” and “Fees and Expenses.”

Expense Limitation and Reimbursement Agreement
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund, the Master Fund and each Subsidiary (for purposes of this section, the Master Fund and the Subsidiaries are referred to collectively as the “Underlying Funds”) to waive the management fees payable by the Underlying Funds and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co‑investments in portfolio companies in which any Underlying Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of any Underlying Fund associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, ETF investments, and other investments; (c) interest payments incurred by any Underlying Fund, (d) fees and expenses incurred in connection with any credit facilities obtained by any Underlying Fund; (e) taxes of any Underlying Fund; (f) extraordinary expenses of any Underlying Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (g) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (h) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with any credit facilities obtained by the Fund; (f) the Distribution and/or Service Fees (as applicable) paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, each Underlying Fund’s investment management fee, the Funds’ administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Funds’ professional fees (outside of professional fees related to transactions), the Funds’ organizational costs and fees and expenses of Fund

Directors. To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will pay or reimburse the Fund for expenses and/or waive the management fees payable by any of the Underlying Funds to the extent necessary to eliminate such excess. The Fund, or, with respect to the waived management fees, the applicable Underlying Funds, will be obligated to pay the Adviser all such amounts paid, waived, or reimbursed by the Adviser pursuant to the Expense Cap, provided that (A) the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds, exclusive of Excluded Expenses, in any such year to exceed the lesser of any expense limitation in place at the time of payment or the expense limitation in place at the time of waiver or reimbursement, (B) the amount of such additional payment shall be borne pro rata by all Fund Investors or, with respect to each Underlying Fund, by all such Underlying Fund’s unitholders, as applicable, and (C) no such additional payments by the Fund, or, with respect to any waived management fees, the applicable Underlying Fund, will be made with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty‑six (36) months after the date such amounts are paid, waived, or reimbursed by the Adviser. The Expense Limitation and Reimbursement Agreement shall remain in effect until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund.

Conflicts of Interest	The Adviser, the Investment Fund Managers, and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund.

Distribution of Units	In addition to the distribution of Units through AMG Distributors, Inc., the Fund’s distributor (the “Distributor”), the Fund itself may also accept offers to purchase Units that it receives directly from Investors. The Class 2, Class 3 and Class 4 Units will be publicly offered at current NAV per unit. The Class 5 Units will be publicly offered at current NAV per unit, plus a maximum sales load of up to 3.50%. The sales load will be deducted out of the Investor’s subscription amount, and will not constitute part of an Investor’s capital contribution to the Fund or part of the assets of the Fund. The Fund is not obligated to sell any Units to anyone.

The Fund will pay the Distributor an ongoing fee (the “Distribution and/or Service Fee”) at an annual rate of 0.50% of the net assets of the Class 2 Units, 0.25% of the net assets of the Class 3 Units, and 1.00% of the net assets of the Class 5 Units as of the end of each month, calculated prior to giving effect to the payment of the Distribution and/or Service Fee and prior to the deduction of any other asset-based fees (e.g., the management fee and any administration fee), for distribution and investor services provided to Investors of each applicable Class (such as responding to Investor inquiries and providing information regarding investments in the Fund; processing purchase, exchange, and redemption requests by beneficial owners; placing orders with the Fund or its service providers; providing sub‑accounting with respect to Units beneficially owned by Investors; and processing dividend payments for the Fund on behalf of Investors). The Fund will also pay the Distributor an ongoing distribution and/or service fee with respect to the Class 1 units of the Fund, which are offered in a separate prospectus. The Distributor may pay all or a portion of the Distribution and/or Service Fee to one or more sub‑distributors (“Sub‑Distributors”) and to selling agents and other financial intermediaries (“Selling Agents”) that provide distribution and investor services to Investors. The Distributor has appointed Pantheon Securities, LLC as a Sub‑Distributor under a sub‑distribution agreement pursuant to which Pantheon Securities, LLC may carry out certain of the Distributor’s obligations in return for a portion of the Distribution and/or Service Fee.

In addition, the Adviser or Distributor may compensate certain Selling Agents, out of its own assets and not as an additional charge to the Fund or the Master Fund, in connection with the sale and distribution of the Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists. Such Selling Agents may be affiliated with the Fund, the Master Fund or the Adviser.

Eligible Investors	To purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase.

Investors may only purchase Units through the Distributor or through a registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to offer Class 2, Class 3 and Class 4 Units in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Any such RIA may impose additional eligibility requirements for Investors who purchase Units through such RIA. Notwithstanding the foregoing, the Sponsor, Adviser, and Distributor retain the discretion to accept direct subscriptions for Units.

Investors should review the prospectus for Class 1 units of the Fund to determine whether they are eligible to invest in such units.

Each prospective Investor must submit a completed Subscription Booklet certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted. If a Subscription Booklet is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in a non‑interest‑bearing escrow account by the Fund’s escrow agent until the next Closing Date following its acceptance.

An investment in the Fund involves a considerable amount of risk. An Investor may lose money. Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor’s investment objectives and personal situation and (ii) consider factors such as the Investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Investors have no right to require the Fund to redeem their Units of the Fund.

Exchange of Units Between Classes
An Investor is permitted to exchange units between Classes of the Fund, provided that the Investor’s aggregate investment meets the minimum initial investment requirements in the applicable Class, that the units of the applicable Class are eligible for sale in the Investor’s state of residence and that the units are otherwise available for offer and sale. Investors should review the prospectus for Class 1 units of the Fund to determine whether they are eligible to invest in such units. When an individual Investor cannot meet the initial investment requirements of the applicable Class, exchanges of units from one Class to the applicable Class will be permitted if such

Investor’s investment is made by an intermediary that has discretion over the account and that has invested other clients’ assets in the Fund which when aggregated together with such Investor’s investment meet the initial investment requirements for the applicable Class. Investors will not be charged any fees by the Fund for such exchanges, nor shall any intermediary charge any fees for such exchanges. Additionally, the time period for determining the imposition of any early repurchase fee associated with the repurchase of an Investor’s units will not be affected by an exchange transaction. Ongoing fees and expenses incurred by a given Class will differ from those of other Classes, and an Investor receiving new units in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. Exchange transactions will be effected only into an identically registered account. For U.S. federal income tax purposes such exchanges between two Classes of the Fund’s units will not reduce an Investor’s interest in the Fund. Investors should consult their tax advisors as to the federal, state, local and foreign tax consequences of an intra-Fund exchange. Such exchange transactions must be effected according to other applicable law. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

Valuation	Pursuant to Rule 2a‑5 under the 1940 Act, the Board and the Master Fund Board have designated the Adviser as the Fund’s and the Master Fund’s “Valuation Designee” to perform the Fund’s and the Master Fund’s fair value determinations, which are subject to Board and Master Fund Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board and the Master Fund Board receive the information they need to oversee the Adviser’s fair value determinations.

The Investment Funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices. The Fund’s and the Master Fund’s securities valuation and pricing services policies and procedures provide that valuations for Investment Funds will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Adviser pursuant to a valuation methodology that incorporates general private equity pricing principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay, under the general supervision of the Board and the Master Fund Board, as applicable. Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Adviser will consider valuations on an ongoing basis and will determine valuations on a monthly basis using its valuation methodology. However, while any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Adviser will not be able to confirm with certainty the accuracy of the Investment Fund Managers’ valuations until the Funds receive the Investment Funds’ audited annual financial statements and, as with all models, any imperfections, errors, or limitations in the model could affect the ability of the Fund to accurately value Investment Fund assets. The pricing of co‑investments will follow a similar process.

Unlisted Closed‑End Structure; Limited Liquidity and Transfer Restrictions	The Fund is organized as a closed‑end management investment company. Unlike open‑end management investment companies (commonly known as “mutual funds”), investors in closed‑end funds do not have the right to redeem their units on a daily basis. To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed‑end funds.

The Fund is not listed on a national stock exchange, and there currently is no secondary market for the Fund’s Units. In addition, Units are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below. An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Units” and “Repurchases of Units and Transfers.”

Repurchases of Units by the Fund	Investors do not have the right to require the Fund to redeem their Units. To provide a limited degree of liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser and the Sponsor as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser and the Sponsor anticipate that they will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of the last day of March, June, September, and December (or, if any such date is not a business day, on the immediately preceding business day). The Adviser and the Sponsor also expect that, generally, they will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund although any particular recommendation may exceed such percentage. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer of its units. Likewise, the Fund expects to conduct repurchase offers contemporaneously with any repurchase offer by the Master Fund.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. Under unusual market conditions, the Adviser and the Sponsor anticipate that they may not recommend to the Board that the Fund conduct a repurchase offer in any particular quarter if the Fund’s repurchase offers in the two immediately preceding quarters were oversubscribed by a substantial amount in the opinion of the Adviser and the Sponsor. In addition, the Fund may cause the repurchase of an Investor’s Units if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

The Master Fund will make repurchase offers, if any, to all holders of Master Fund Interests, including the Fund and other investors in the Master Fund. The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund’s corresponding repurchase offer expected to be available for acceptance by the Fund. Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. Such repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. The Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one‑year anniversary of the Investor’s purchase of the Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a “first in‑first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Summary of Taxation	Each of the Fund and the Master Fund (but not the Subsidiaries) has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. A fund, such as the Fund or the Master Fund, that qualifies as a RIC is not subject to U.S. federal income tax to the extent its income is timely distributed to its investors in a manner qualifying for the dividends-paid deduction. In order to qualify for treatment as a RIC, the Fund and Master Fund must, among other things, satisfy a diversification test, a 90% gross income test and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC, provided that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify or be eligible.

Certain of the Investment Funds or co‑investments in which the Fund (through the Master Fund) invests may be classified as partnerships for U.S. federal income tax purposes. For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will be required to look through to the character of the income of, and will likely be required to look through to the character of the assets and investments held by such Investment Funds or co‑investments treated as partnerships for U.S. federal income tax purposes. However, Investment Funds and co‑investments generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and its ability to otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds and co‑investments in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.

If the Fund or Master Fund were to fail to qualify as a RIC or to satisfy the distribution requirement in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its Investors, and all distributions out of earnings and profits would be taxable to Investors as ordinary income. In addition, the Fund or the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make distributions (which could be subject to interest charges) before requalifying as a RIC that is accorded special tax treatment.

Provided the Fund qualifies as a RIC, distributions from the Fund generally will be taxable to Investors as ordinary income or net capital gains, whether or not such distributions are reinvested in Units. An Investor that is not subject to tax on its income will generally not be required to pay tax on amounts distributed to it by the Fund, provided that such Investor’s acquisition of its Units is not debt-financed within the meaning of Section 514 of the Code. The Fund will inform Investors of the amount and character of its distributions to Investors.

See “Certain Tax Considerations” and “Types of Investments and Related Risk Factors—Tax Risks” below for additional information.

ERISA Plans and Other Tax‑Exempt Entities	Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code, including employee benefit plans, individual retirement accounts (each, an “IRA”), and Keogh plans may purchase Units. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” subject to the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code. Thus, it is not intended that the Adviser will be a “fiduciary” within the meaning of ERISA with respect to the assets of any “benefit plan investor” within the meaning of ERISA that becomes an Investor, solely as a result of the Investor’s investment in the Fund. See “ERISA Considerations” below for additional information.

Reports to Investors	The Fund will furnish to Investors, as soon as practicable after the end of each taxable year, information on Form 1099‑DIV as required by law to assist the Investors in preparing their tax returns. The Fund will also prepare and transmit to Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within sixty (60) days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. It is anticipated that reports regarding the Fund’s operations during each quarter will be posted to the Fund’s investor web portal, as well as monthly performance updates that focus on quantitative performance.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s organizational documents.

Risk Factors	While the benefits of investing in private equity may be considerable, private equity is not for everyone. Private equity investments involve significant risks, including a total loss of capital. The risks associated with private equity arise from several factors including: limited diversification, the use of leverage, limited liquidity and capital calls made on short notice (failure by the Master Fund to meet capital call obligations may result in significantly negative consequences including a total loss of investment). Except as otherwise noted herein, references in this section to the “Master Fund” also include the Subsidiaries, which share the same risks as the Master Fund. Additional risks involved in investing in the Fund include:

General Risks

•	Loss of capital, up to the entire amount of an Investor’s investment.

•	Investing indirectly in Investment Funds that may be newly organized and therefore have no, or only limited, operating histories.

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The Fund’s Units represent illiquid securities of an unlisted closed‑end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial limitations on transferability.

•	The Adviser and Investment Fund Managers may face conflicts of interest.

Investment Program Risks

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The Fund’s performance depends upon the performance of the Master Fund and the Investment Fund Managers and selected strategies, the adherence by such Investment Fund Managers to such selected strategies, the instruments used by such Investment Fund Managers, the Adviser’s ability to select Investment Fund Managers and strategies and effectively allocate Master Fund assets among them and the co‑investments selected by the Adviser. The Fund is organized to provide Investors with a multi-strategy investment program and not as an indirect way to gain access to any particular Investment Fund.

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The Fund’s investment portfolio through the Master Fund will consist of Investment Funds which hold securities issued primarily by privately held companies, and will also consist of investments directly in companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

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The securities in which an Investment Fund Manager may invest, or in which the Master Fund may invest directly as a co‑investment, may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

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Subject to the limitations and restrictions of the 1940 Act, the Fund and the Master Fund may borrow money or otherwise utilize leverage through a credit facility or other arrangements for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Fund’s volatility.

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Subject to the limitations and restrictions of the 1940 Act, the Master Fund may use derivative transactions, primarily equity options and swaps, for hedging purposes. Options and swaps transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, non‑correlation with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or the clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Master Fund could present significant risks, including the risk of losses in excess of the amounts invested.

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An Investment Fund Manager’s investments, depending upon strategy, and the Master Fund’s co‑investments, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

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Fund Investors will bear two layers of fees and expenses: asset-based fees and expenses at the Fund and the Master Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Investment Fund level.

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By investing in the Subsidiaries, the Master Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Master Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act and be subject to the same policies and restrictions as the Master Fund as they relate to the investment portfolio.

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The Fund and the Master Fund are non‑diversified funds, which means that the percentage of each Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act, although it will be limited by each of the Fund’s and the Master Fund’s intention to qualify as a RIC under the Code. As a result, the investment portfolios of the Fund and the Master Fund may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•	Fund Investors will have no right to receive information about the Investment Funds or Investment Fund Managers, and will have no recourse against Investment Funds or their Investment Fund Managers.

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Each of the Fund and the Master Fund (but not the Subsidiaries) intends to qualify as a RIC under the Code; this will limit the percentage of each Fund’s assets that may be invested in the securities of a single issuer. If either the Fund or the Master Fund fails to qualify as such, it may be subject to increased income tax liability.

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The Fund and the Master Fund are subject to the risk that Investment Fund Managers may not provide information sufficient to ensure that each of the Fund and the Master Fund qualifies as a RIC under the Code.

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The Master Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non‑U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund. Changes in the tax laws of the United States and/or the State of Delaware could result in the inability of the Master Fund and/or the Corporate Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its members.

•	The Fund is subject to, and indirectly invests in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to private equity funds, such as the Investment Funds, hedge funds, and real estate funds.

•	The Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

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The Master Fund’s investments in Investment Funds, and many of the investments held by the Investment Funds, and the Master Fund’s co-investments, will be priced in the absence of a readily available market and may be priced based on determinations of fair value. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Neither the Adviser nor the Board will be able to confirm independently the accuracy of the Investment Fund Managers’ valuations (which are unaudited, except at year‑end) or the co‑investment valuations. This risk is exacerbated to the extent that Investment Funds generally provide valuations only on a quarterly basis. While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Units, on a monthly basis.

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The Master Fund may not be able to vote on matters that require the approval of Investment Fund investors, including matters that could adversely affect the Master Fund’s investment in such Investment Fund.

•	The Fund, through the Master Fund, may receive from an Investment Fund an in‑kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

•	The Master Fund may invest in a number of Investment Funds, resulting in investment-related expenses that may be higher than if the Master Fund invested in only one Investment Fund.

•	Investment Funds located outside of the U.S. may be subject to withholding taxes in such jurisdictions, which may reduce the return of the Fund and its Investors.

•	Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund’s investments in Investment Funds will not benefit from the protections of the 1940 Act.

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The Fund and the Master Fund are registered as investment companies under the 1940 Act, which may limit such funds’ investment flexibility or access to certain types of investments, including secondary investments, compared to a fund that is not so registered.

•	Investment Fund Managers may invest the Investment Funds’ assets in securities of early-stage venture investments which may result in or contribute to significant losses to the Fund.

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To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and in cash and short-term securities. The Adviser expects that, even when fully invested, the Master Fund may from time to time hold up to 30% of its assets in liquid investments.

The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Master Fund invests in ETFs, Investors of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Master Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

The risks of ETFs designed to track equity indexes may include passive strategy risk (the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non‑correlation risk (the ETF’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF), and concentration risk (to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market).

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The Master Fund may maintain a sizeable cash position in anticipation of funding capital calls. Even though the Master Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to an Investment Fund at the time of its admission to the Investment Fund. Instead, the Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund.

Holding a sizeable cash position may result in lower returns than if the Master Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund and the Master Fund, including an adverse impact on the Master Fund’s ability to fund capital contributions, the Fund’s ability to pay for repurchases of Units tendered by Investors or each of the Fund’s and the Master Fund’s ability to meet expenses generally. Moreover, if the Master Fund defaults on its commitment to an Investment Fund or fails to satisfy capital calls to an

Investment Fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow through a credit facility or other arrangements, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

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Investment Fund Managers may invest the Investment Funds’ assets in securities of non‑U.S. issuers, including those in emerging markets, and the Master Fund’s assets may be invested in Investment Funds that may be denominated in non‑U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, the Master Fund and/or an Investment Fund may be subject to foreign taxation which may reduce the Fund’s yield.

Issuers of foreign securities are subject to different accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries.

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While the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may be more concentrated due to its anticipated focus on co‑investments and/or secondaries. This increased concentration may subject the Master Fund, and thus the Fund, to greater risk and volatility than if the Master Fund were less concentrated. In addition, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of its assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.

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The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co‑investments, which focus on utilities infrastructure (e.g., conventional and renewable power and transmission, electricity, gas and water networks) and/or transportation infrastructure (e.g., airports, ports, railways, and roads). Concentration in these sectors may subject the Master Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

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An Investment Fund Manager may focus on a particular industry or sector (e.g., energy, utilities, transportation, financial services, healthcare, real estate, credit, consumer products, natural resources, precious metals, industrials, and technology), which may subject the Investment Fund, and thus the Fund, through the Master Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

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An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, through the Master Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

•
An Investment Fund’s assets may be invested in a limited number of securities, or portfolio companies which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in a larger number of securities.

•
Secondary investments may be acquired based on incomplete or imperfect information, and may expose the Fund, through the Master Fund, to contingent liabilities, counterparty risks, reputational risks and execution risks. Additionally, the absence of a recognized “market” price means that the Master Fund cannot be assured that it is realizing the most favorable price in connection with trades in secondaries.

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The realization of portfolio company investments made as co‑investments may take longer than would the realization of investments under the sole control of the Adviser or the Fund or Master Fund, because the co‑investors may require an exit procedure requiring notification of the other co‑investors and possibly giving the other co‑investors a right of first refusal or other such contractually limiting right.

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Third-party co‑investors may also have economic or business interests or goals that are inconsistent with those of the Fund or Master Fund, or may be in a position to take or block action in a manner contrary to the Fund’s or Master Fund’s investment objectives.

•
The Fund or Master Fund may indirectly make binding commitments to co‑investment vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such co‑investment vehicles.

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The Fund and Master Fund also generally will not have control over any of the underlying portfolio companies and will not be able to direct the policies or management decisions of such portfolio companies.

No assurance can be given that the Fund’s investment program will be successful. Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective Investor should invest in the

Fund only if it can sustain a complete loss of its investment. An investment in the Fund should be viewed only as part of an overall investment program.

See “Types of Investments and Related Risk Factors.”

Application for Units	The stated minimum initial investment in the Fund is $5,000,000 for the Class 2 Units, $25,000,000 for the Class 3 Units, $50,000,000 for the Class 4 Units, and $50,000 for the Class 5 Units. The minimum additional investment in the Fund is $10,000. Prior to July 31, 2020, the minimum initial investment in the Fund was $25,000 for the Class 2 Units, $1,000,000 for the Class 3 Units and $25,000,000 for the Class 4 Units. Existing investors and registered investment advisers that had accounts or client assets invested in the Fund and/or had a distribution relationship with the Fund as of July 31, 2020 may continue to purchase Units at the prior investment minimums. Investors should review the prospectus for Class 1 units of the Fund to determine whether they are eligible to invest in such units.

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Directors of the Fund and other funds managed by the Adviser or Sponsor, as well as their family members; current or retired officers, directors, and employees of the Adviser or Sponsor and certain participating affiliated companies of the Adviser or Sponsor; the immediate family members of any such officer, director, or employee (including parents, spouses, children, fathers/mothers‑in‑law, daughters/sons‑in‑law, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the minimums may be reduced (in the case of minimum initial investments, to an amount no lower than $25,000) by the Fund in the discretion of the Adviser or Sponsor based on consideration of various factors, including the Investor’s overall relationship with the Adviser or Sponsor, the Investor’s holdings in other funds affiliated with the Adviser or Sponsor, and such other matters as the Adviser or Sponsor may consider relevant at the time. The Fund may, in the sole discretion of the Adviser or Sponsor, also aggregate the accounts of clients of registered investment advisers and other financial intermediaries whose clients invest in the Fund for purposes of determining satisfaction of minimum investment amounts. The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month, and proceeds relating to such purchases will represent the Fund’s capital and become the Fund’s assets on such business day.

Any amounts received in advance of initial or additional purchases of Units are placed in a non‑interest‑bearing account with The Bank of New York Mellon, the custodian to the Fund, prior to the amounts being invested in the Fund. The Fund reserves the right to reject any purchase of Units (including when the Fund has reason to believe that such purchase would be unlawful or when the Fund believes that it cannot appropriately determine its net asset value due to market or other circumstances beyond its control). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor without interest.

Additional Information about the Fund
The Directors of the Fund oversee generally the operations of the Fund. The Fund enters into contractual arrangements with various parties, including among others the Adviser, the Sponsor, the Distributor and the Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any

Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.

Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Fund and any Investor, or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived. See “Additional Information—Board Management of the Fund.”

Additional Information about the Master Fund	The Directors of the Master Fund oversee generally the operations of the Master Fund. The Master Fund enters into contractual arrangements with various parties, including among others the Adviser, the Sponsor and the Master Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Master Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Master Fund.

Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Master Fund and any Investor or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived. See “Additional Information—Board Management of the Fund.”
SUMMARY OF FUND EXPENSES
The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear directly or indirectly. Investors will indirectly bear fees and expenses of the Master Fund, which are reflected in the following chart and in the example below.

	Class 2	Class 3	Class 4	Class 5
Investor Transaction Expenses
Maximum sales load (as a percentage of purchase amount)	None	None	None	3.50%(1)
Maximum early repurchase fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%	2.00%

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee(3)	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service Fee(4)	0.50%	0.25%	0.00%	1.00%
Other Expenses(5), (7)	0.79%	0.79%	0.79%	0.79%
Acquired Fund Fees and Expenses (6)	1.07%	1.07%	1.07%	1.07%
Total Annual Expenses	3.06%	2.81%	2.56%	3.56%
(1)
Investors purchasing Class 5 Units may be charged a sales load of up to 3.50% of the Investor’s subscription. The table assumes the maximum sales load is charged. Investments will be subject to a sales load in the amounts set forth below:

Investment Amount	Sales Load
Less than $250,000	3.50%
$250,000 – $499,999	2.50%
$500,000 – $999,999	2.00%
$1,000,000 or more	0.00%
See “Management of the Fund—The Distributor and Distribution Arrangements.” The Distributor may elect to reduce, otherwise modify or waive the sales load with respect to certain investors. See “Application for Investment Program.”

(2)
A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor’s Units at any time prior to the day immediately preceding the one‑year anniversary of an Investor’s purchase of the Units (on a “first in‑first out” basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner that will not discriminate unfairly against any Investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See “Repurchases of Units and Transfers.”

(3)
The management fee shown is payable in part by the Master Fund and in part by each Subsidiary, but will be borne indirectly by Investors as a result of the Fund’s investment in the Master Fund. The Master Fund will pay the Adviser a management fee at the annual rate of 0.70% of the Master Fund’s net asset value (excluding the assets attributable to each Subsidiary) as of the end of each month, and each Subsidiary will pay the Adviser a management fee at the annual rate of 0.70% of such Subsidiary’s net asset value as of the end of each month. For purposes of determining the management fee payable to the Adviser for any month, net asset value is calculated prior to giving effect to the payment of such management fee and prior to the deduction of any other asset-based fees (e.g., any administration fee) payable by the Master Fund or a Subsidiary, as applicable, to either the Adviser or the Sponsor and prior to giving effect to any purchases or repurchases of interests of the Master Fund or a Subsidiary, as applicable, or any distributions by the Master Fund or a Subsidiary, as applicable, occurring as of or around the end of such month.

(4)
The Class 2, Class 3 and Class 5 Units will pay the Distributor the Distribution and/or Service Fee at an annualized rate of 0.50% of the net assets of the Fund that are attributable to Class 2 Units, 0.25% of the net assets of the Fund that are attributable to Class 3 Units and 1.00% of the net assets of the Fund that are attributable to Class 5 Units, in each case determined as of the end of each month. The Fund will also pay the Distributor an ongoing distribution and/or service fee with respect to the Class 1 units of the Fund, which are offered in a separate prospectus. These Distribution and/or Service Fees are paid for distribution and investor services provided to Investors (such as responding to Investor inquiries and providing information regarding investments in Units of the Fund; processing purchase, exchange, and redemption requests by beneficial owners of Units; placing orders with the Fund or its service providers for Units; providing sub‑accounting with respect to Units beneficially owned by Investors; and processing dividend payments for Units of the Fund on behalf of Investors). The Distributor may pay all or a portion of the Distribution and/or Service Fee to Selling Agents that provide distribution and investor services to Investors. For purposes of determining the Distribution and/or Service Fee payable to the Distributor for any month, net asset value is calculated prior to giving effect to the payment of the Distribution and/or Service Fee and prior to the deduction of any other asset-based fees (e.g., the management fee and any administration fee).

(5)
“Other Expenses” are estimated for the current fiscal year and include fees and expenses incurred in connection with the Master Fund’s credit facility, professional fees and other expenses, including, without limitation, administration fees, custody fees, trustee fees, insurance costs, financing costs, Corporate Subsidiary tax expenses and other expenses that the Fund bears directly and indirectly through the Master Fund.

(6)
Includes fees and expenses of the Investment Funds in which the Master Fund invests. Some or all of the Investment Funds in which the Master Fund intends to invest charge carried interests, incentive fees, or allocations based on the Investment Funds’ performance. The Investment Funds in which the Master Fund intends to invest generally charge a management fee of 1.00% to 2.00%, and approximately 20% of net profits as a carried interest allocation. The “Acquired Fund Fees and Expenses” disclosed above are based on historic returns of the Investment Funds in which the Master Fund invests, which may change substantially over time and, therefore, significantly affect “Acquired Fund Fees and Expenses.” The 1.07% shown as “Acquired Fund Fees and Expenses” reflects operating expenses of the Investment Funds (i.e., management fees, administration fees, and professional and other direct, fixed fees and expenses of the Investment Funds). The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Investment Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in‑kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Investment Funds.

(7)
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund, the Master Fund and each Subsidiary (for purposes of this section, the Master Fund and the Subsidiaries are referred to collectively as the “Underlying Funds”) to waive the management fees payable by the Underlying Funds and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co‑investments in portfolio companies in which any Underlying Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of any Underlying Fund associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, ETF investments, and other investments; (c) interest payments incurred by any Underlying Fund, (d) fees and expenses incurred in connection with any credit facilities obtained by any Underlying Fund; (e) taxes of any Underlying Fund; (f) extraordinary expenses of any Underlying Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (g) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (h) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with any credit facilities obtained by the Fund; (f) the Distribution and/or Service Fees (as applicable) paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, each Underlying Fund’s investment management fee, the Funds’ administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Funds’ professional fees (outside of professional fees related to transactions), the Funds’ organizational costs and fees and expenses of Fund Directors. To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will pay or reimburse the Fund for expenses and/or waive the management fee payable by any of the Underlying Funds to the extent necessary to eliminate such excess. The Fund, or, with respect to the waived management fee, the applicable Underlying Funds, will be obligated to pay the Adviser all such amounts paid, waived, or reimbursed by the Adviser pursuant to the Expense Cap, provided that (A) the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds, exclusive of Excluded Expenses, in any such year to exceed the lesser of any expense limitation in place at the time of payment or the expense limitation in place at the time of waiver or reimbursement, (B) the amount of such additional payment shall be borne pro rata by all Fund Investors or, with respect to each Underlying Fund, by all such Underlying Fund’s unitholders, as applicable, and (C) no such additional payments by the Fund, or, with respect to any waived management fees, the applicable Underlying Fund, will be made with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty‑six (36) months after the date such amounts are paid, waived, or reimbursed by the Adviser. The Expense Limitation and Reimbursement Agreement shall remain in effect until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund.

The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund. The table assumes the reinvestment of all dividends and distributions at net asset value. For a more complete description of the various fees and expenses of the Fund, see “Fees and Expenses.”
Example
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Class 2 Units	$51	$95	$161	$337
Class 3 Units	$49	$87	$148	$314
Class 4 Units	$46	$80	$136	$290
Class 5 Units	$89	$140	$213	$404
The example does not present actual expenses and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example above; if the actual return were greater, the amount of fees and expenses would increase.
FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past ten fiscal years (or since inception). The financial highlights table is intended to help you understand the Fund’s financial performance for the past ten fiscal years (or since inception). The information for the fiscal period ended March 31, 2015 and fiscal years ended March 31, 2016, March 31, 2017, March 31, 2018, March 31, 2019 and March 31, 2020 is derived from the Fund’s financial statements and has been audited and reported on by the Funds’ previous independent registered public accountant. The financial data for the fiscal years ended March 31, 2021, March 31, 2022 and March 31, 2023 is derived from the Fund’s financial statements, which have been audited by KPMG LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders, which is available upon request.
Class 2 Financial Highlights

	For the fiscal years ended March 31,							For the fiscal period ended
	2023	2022	2021	2020	2019	2018	2017	March 31, 2016*

Class 2 Units**

Net Asset Value, Beginning of Year	$20.88	$18.39	$13.76	$14.19	$13.27	$11.68	$10.27	$10.12

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.15)	(0.16)	(0.09)	(0.07)	(0.07)	(0.06)	(0.05)	(0.02)

Net realized and unrealized gain from investments	1.36	3.37	4.89	0.61	1.31	1.66	1.46	0.17

Total from investment operations	1.21	3.21	4.80	0.54	1.24	1.60	1.41	0.15
Less Distributions to Investors from:

Net investment income	—	—	—	—	(0.27)	—	—	—

Net realized gain on investments	(0.41)	(0.72)	(0.17)	(0.97)	(0.05)	(0.01)	—	—

Total distributions to unitholders	(0.41)	(0.72)	(0.17)	(0.97)	(0.32)	(0.01)	—	—

Net Asset Value, End of Year	$21.68	$20.88	$18.39	$13.76	$14.19	$13.27	$11.68	$10.27

Total Return[1]	5.89%	17.76%	35.12%	3.64%	9.53%	13.69%	13.73%	1.48%[3]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.72%[4]	0.85%[4]	0.56%[4]	0.50%	0.50%	0.50%	0.50%	0.50%[5]

Ratio of gross expenses to average net assets[6]	1.42%[4]	1.55%[4]	1.57%[4]	2.11%	4.16%	9.57%	23.40%	65.12%[5]

Ratio of net investment loss to average net assets[1]	(0.72%)	(0.85%)	(0.56%)	(0.50%)	(0.50%)	(0.50%)	(0.50%)	(0.50%)[5]

Portfolio turnover rate (Master Fund)	5%	14%	0%	0%	59%	0%[7]	0%[7]	2%[3]

Net assets, end of year (in thousands)	$294,326	$190,690	$73,555	$33,062	$11,955	$1,430	$202	$10

*	Class commenced operations on October 1, 2015.
**	Effective July 31, 2020, Advisory Class Units were renamed Class 2 Units.
[1]	Total return and net investment loss would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Not annualized.
[4]
Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and less than 0.005% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[5]	Annualized.
[6]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non‑reimbursable expenses, if any, such as interest and taxes.
[7]	Less than 0.5%.

Class 3 Financial Highlights

	For the fiscal years ended March 31,							For the fiscal period ended
	2023	2022	2021	2020	2019	2018	2017	March 31, 2016*

Class 3 Units**

Net Asset Value, Beginning of Year	$21.22	$18.63	$13.91	$14.30	$13.37	$11.73	$10.29	$10.12

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.10)	(0.12)	(0.05)	(0.04)	(0.03)	(0.03)	(0.03)	(0.01)

Net realized and unrealized gain from investments	1.39	3.43	4.94	0.62	1.30	1.68	1.47	0.18

Total from investment operations	1.29	3.31	4.89	0.58	1.27	1.65	1.44	0.17
Less Distributions to Investors from:

Net investment income	—	—	—	—	(0.29)	—	—	—

Net realized gain on investments	(0.41)	(0.72)	(0.17)	(0.97)	(0.05)	(0.01)	—	—

Total distributions to unitholders	(0.41)	(0.72)	(0.17)	(0.97)	(0.34)	(0.01)	—	—

Net Asset Value, End of Year	$22.10	$21.22	$18.63	$13.91	$14.30	$13.37	$11.73	$10.29

Total Return[1]	6.17%	18.07%	35.39%	3.89%	9.70%	14.06%	13.99%	1.68%[3]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.47%[4]	0.60%[4]	0.30%[4]	0.25%	0.25%	0.25%	0.25%	0.25%[5]

Ratio of gross expenses to average net assets[6]	1.17%[4]	1.30%[4]	1.32%[4]	1.86%	3.91%	9.32%	23.15%	64.86%[5]

Ratio of net investment loss to average net assets[1]	(0.47%)	(0.60%)	(0.30%)	(0.25%)	(0.25%)	(0.25%)	(0.25%)	(0.25%)[5]

Portfolio turnover rate (Master Fund)	5%	14%	0%	0%	59%	0%[7]	0%[7]	2%[3]

Net assets, end of year (in thousands)	$442,354	$344,161	$153,552	$58,897	$17,122	$1,672	$1,149	$10

*	Class commenced operations on October 1, 2015.
**	Effective July 31, 2020, Institutional Class Units were renamed Class 3 Units.
[1]	Total return and net investment loss would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.

[3]	Not annualized.
[4]
Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and less than 0.005% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[5]	Annualized.
[6]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non‑reimbursable expenses, if any, such as interest and taxes.
[7]	Less than 0.5%.
Class 4 Financial Highlights

	For the fiscal years ended March 31,								For the fiscal period ended
	2023	2022	2021	2020	2019	2018	2017	2016	March 31, 2015*

Class 4 Units**

Net Asset Value, Beginning of Year	$21.57	$18.88	$14.06	$14.41	$13.44	$11.77	$10.30	$10.20	$10.00

Income (Loss) from Investment Operations:

Net investment income (loss)[1,2]	(0.04)	(0.07)	(0.01)	(0.00)[3]	(0.00)[3]	(0.00)[3]	0.00	(0.01)	(0.01)

Net realized and unrealized gain from investments	1.41	3.48	5.00	0.62	1.33	1.68	1.47	0.11	0.21

Total from investment operations	1.37	3.41	4.99	0.62	1.33	1.68	1.47	0.10	0.20
Less Distributions to Investors from:

Net investment income	—	—	—	—	(0.31)	—	—	—	—

Net realized gain on investments	(0.41)	(0.72)	(0.17)	(0.97)	(0.05)	(0.01)	—	—	—

Total distributions to unitholders	(0.41)	(0.72)	(0.17)	(0.97)	(0.36)	(0.01)	—	—	—

Net Asset Value, End of Year	$22.53	$21.57	$18.88	$14.06	$14.41	$13.44	$11.77	$10.30	$10.20

Total Return[1]	6.45%	18.36%	35.72%	4.15%	10.11%	14.26%	14.27%	0.98%	2.00%[4]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	0.22%[5]	0.35%[5]	0.05%[5]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.07%	0.25%[7]

Ratio of gross expenses to average net assets[8]	0.92%[5]	1.05%[5]	1.07%[5]	1.61%	3.66%	9.07%	22.90%	73.90%	271.18[7]

Ratio of net investment loss to average net assets[1]	(0.22%)	(0.35%)	(0.05%)	(0.00%)[6]	(0.00%)[6]	(0.00%)[6]	0.00%	(0.07%)	(0.25%)[7]

Portfolio turnover rate (Master Fund)	5%	14%	0%	0%	59%	0%[9]	0%[9]	2%	56%[4]

Net assets, end of year (in thousands)	$138,849	$6,752	$5,095	$3,144	$3,868	$3,680	$2,794	$2,327	$951

*	Class commenced operations on October 1, 2014.
**	From October 1, 2015 through July 30, 2020, Class 4 was known as the Institutional Plus Class. Prior to October 1, 2015, Class 4 was known as the Advisory Class.
[1]	Total return and net investment income (loss) would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Less than (0.005).
[4]	Not annualized.
[5]
Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and less than 0.005% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[6]	Less than 0.005% or (0.005%).
[7]	Annualized.
[8]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non‑reimbursable expenses, if any, such as interest and taxes.
[9]	Less than 0.5%.
Class 5 Financial Highlights

	For the fiscal years ended March 31,		For the fiscal period ended
	2023	2022	March 31, 2021*

Class 5 Units

Net Asset Value, Beginning of Period	$20.32	$18.01	$14.37

Income (Loss) from Investment Operations:

Net investment loss[1,2]	(0.24)	(0.25)	(0.11)

Net realized and unrealized gain from investments	1.31	3.28	3.92

Total from investment operations	1.07	3.03	3.81

Less Distributions to Investors from:

Net realized gain on investments	(0.41)	(0.72)	(0.17)

Total distributions to unitholders	(0.41)	(0.72)	(0.17)

Net Asset Value, End of Period	$20.98	$20.32	$18.01

Total Return[3]	5.36%	17.13%	26.73%[4]

Ratio/Supplemental Data:

Ratio of net expenses to average net assets	1.22%[5]	1.35%[5]	1.05%[5,6]

Ratio of gross expenses to average net assets[7]	1.92%[5]	2.05%[5]	2.07%[5,6]

Ratio of net investment loss to average net assets[1]	(1.22%)	(1.35%)	(1.05%)[6]

Portfolio turnover rate (Master Fund)	5%	14%	0%[4]

Net assets, end of period (in thousands)	$39,011	$3,593	$13

*	Class commenced operations on July 31, 2020.
[1]	Total return and net investment loss would have been lower had certain expenses not been offset.
[2]	Per Unit numbers have been calculated using average Units.
[3]	Excludes the effects of any sales charges.
[4]	Not annualized.
[5]
Such ratio includes recoupment of waived/reimbursed fees from prior periods amounting to 0.07%, 0.13% and less than 0.005% for the fiscal years ended March 31, 2023, March 31, 2022 and March 31, 2021, respectively.

[6]	Annualized.
[7]	Excludes the impact of expense reimbursements or fee waivers and expense reductions, but includes expense recoupments and non‑reimbursable expenses, if any, such as interest and taxes.
PRIVACY POLICY
This Privacy Policy covers the practices of the Fund and applies to the nonpublic personal information of its Investors and former Investors (to the extent required by applicable law, including Gramm-Leach-Bliley Act (“GLBA”) requirements).
The Fund may collect nonpublic personal information about Investors that the law allows or requires the Fund to have in order to conduct its business and properly service its accounts.
The Fund only uses and re‑discloses third-party information in accordance with the purpose for which it is received and does not share with other nonaffiliated third parties (other than Fund service providers), unless the original third party could have legally shared with such a party.
The Fund does not disclose any nonpublic personal information about Investors or former Investors to nonaffiliated third parties, except in accordance with the GLBA. In no circumstances does the Fund share credit-related information, such as income, total wealth, or other credit header information, with nonaffiliated third parties, other than in their capacity as service providers of the Fund.
The Fund has relationships with nonaffiliated third parties that require the Fund to share Investor information in order for the third party to carry out its services for the Fund. These nonaffiliated third parties provide marketing, administration or other related services to the Fund and/or carry out marketing activities on the Fund’s behalf. Each of these nonaffiliated third parties described in this exception is required to enter into a joint marketing or other agreements with the Administrator. These agreements include confidentiality provisions as required by GLBA privacy regulations. These provisions ensure that the nonaffiliated third party only uses and re‑discloses Investor nonpublic personal information for the purpose for which it was originally disclosed.

The Fund may also share information when it is necessary to effect, administer, or enforce a transaction for an Investor or if an Investor initiates a request for the Fund to share information with an outside party. All requests by Investors must be received in writing from the Investor or the Investor’s authorized representative.
It also may be necessary under anti-money laundering and similar laws to disclose information about Investors in order to accept subscriptions from them. The Fund also will release information about Investors if compelled to do so by law in connection with any government request or investigation, or if any Investors direct the Fund to do so.
USE OF PROCEEDS
The proceeds will be invested in accordance with the Fund’s investment objective and strategies as soon as practicable. The Fund invests substantially all of its assets in the Master Fund.
The Master Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, directly, or indirectly through a Subsidiary, in primary and secondary investments in Investment Funds and co‑investments in portfolio companies pursuant to the Master Fund’s investment objective and principal strategies. Notwithstanding the foregoing, the Adviser anticipates that it may take up to 3 months to invest all or substantially all of the proceeds from a sale of Units in accordance with the Master Fund’s investment objective and policies. The Adviser anticipates this to be the case because of the limited opportunities that exist to invest in primaries, secondaries and co‑investment opportunities.
To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and in cash and short-term securities. In addition, the Master Fund may use derivative instruments, primarily equity options and swaps (and, to a lesser extent, futures and forwards), for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of its assets in ETFs, cash and short term investments as it seeks for desirable investments for the private equity portion of the Master Fund’s portfolio.
THE FUND
The Fund, which is registered under the 1940 Act as a closed‑end, non‑diversified, management investment company, was organized as a Delaware limited liability company on May 16, 2014. The Fund’s principal office is located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, and its telephone number is (877) 355‑1566. The Fund invests all or substantially all of its assets in ownership interests in the Master Fund. The Master Fund is a closed‑end, non‑diversified management investment company, organized as a Delaware limited liability company on May 16, 2014 and registered under the 1940 Act. Investment advisory services are provided to the Fund and the Master Fund by the Adviser pursuant to the Investment Management Agreements. The individuals who serve on the Board are responsible for monitoring and overseeing the Fund’s investment program. The Master Fund Board, which currently has the same composition as the Board, has overall responsibility for monitoring and overseeing the investment program of the Master Fund. See “Management of the Fund.”
STRUCTURE
The Fund is a specialized investment vehicle that incorporates both features of an unregistered private investment fund and features of a closed‑end investment company that is registered under the 1940 Act. Private investment funds (such as private equity funds) are collective asset pools that typically offer their securities privately, without registering such securities under the Securities Act. Securities offered by private investment funds are typically sold in large minimum denominations (often at least $5 million to $20 million) to a limited number of institutional investors. The managers of such funds are generally compensated through asset-based fees and incentive-based/carried interest allocations. Registered closed‑end investment companies are typically managed more conservatively than most private investment funds because of the requirements and restrictions imposed on them by the 1940 Act. Compared to private investment funds, registered closed‑end companies may have more modest minimum investment requirements, and generally offer their units to a broader range of investors. Advisers to such investment companies, such as the Adviser, are typically compensated through asset-based fees.
Investors purchase Units in the Fund. Units may be purchased as of the first business day of each month based upon the Fund’s net asset value as of the close of business on the business day immediately preceding such date.
Similar to private investment funds, Units of the Fund are sold in relatively large minimum denominations to high net worth and institutional investors. In contrast to many private investment funds, however, the Fund is permitted to offer Units to an unlimited number of Eligible Investors. The Fund was designed to permit certain sophisticated Investors to participate in an investment program that employs private equity strategies without requiring, among other things, Investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.
INVESTMENT PROGRAM
The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund. The Master Fund has the same investment objective as the Fund and will seek to achieve its investment objective by investing predominantly in interests in Investment Funds and co‑investments in portfolio companies. In addition to units of the Master Fund, the Fund may hold a portion of its assets in cash to pay for current operating expenses. Each Investment Fund is managed by the general partner or manager (or equivalent) of the Investment Fund (such general partner, manager, or equivalent in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.
Under normal circumstances, the Master Fund expects to invest primarily in any of (i) private equity investments of any type, including primary and secondary investments in private equity, infrastructure and other private asset funds (“Investment Funds”) and investments in companies that are typically made alongside one or more Investment Funds (“Co‑Investment Opportunities”), (ii) exchange-traded funds (“ETFs”) designed to track equity indexes and (iii) cash, cash equivalents and other short-term investments. The allocation among these types of investments may vary from time to time.
The Master Fund may make investments directly or indirectly through its two Subsidiaries. Each Subsidiary has the same investment objective and strategies as the Master Fund and, like the Fund and the Master Fund, is managed by the Adviser. The Master Fund may invest up to 25% of its total assets in the Corporate Subsidiary. The Master Fund’s investment in the Corporate Subsidiary permits the Master Fund to pursue its investment objective and strategies in a potentially tax‑efficient manner. The Master Fund may also invest all or a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Master Fund’s use of a revolving credit facility. Except as otherwise provided, references to the Master Fund’s investments include each Subsidiary’s investments for the convenience of the reader.
The Adviser believes that the Master Fund’s investment program will offer a unique approach to private equity investing for Eligible Investors who previously have not had access to high quality private equity Investment Funds. In pursuing the Master Fund’s investment objective, the Adviser will allocate capital in the private equity portion of the portfolio across primary and secondary investments in Investment Funds and co‑investments in portfolio companies. The Adviser will seek to invest across a broad spectrum of Investment Funds (e.g., buyout, growth capital, special situations, credit, private infrastructure, real estate, real assets, and other private asset funds), determined by a diverse selection of geographies (e.g., North America, Europe, Asia, and emerging markets) and vintage years. Notwithstanding the foregoing, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Adviser to date has invested the private equity portion of its portfolio primarily in co‑investments and/or secondaries of Investment Funds. At any given time, the

Master Fund’s geographic diversification may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies. In addition, the Master Fund’s ability to access certain types of investment opportunities, including secondary investments, may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.
The Fund and the Master Fund have been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, meeting large minimum commitment amounts, and receiving tax reporting on potentially late Schedule K‑1s. To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and in cash and short-term securities. In addition, the Master Fund may use derivative instruments, primarily equity options and swaps (and, to a lesser extent, futures and forwards), for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of its assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.
In addition to the foregoing, the Master Fund may utilize a revolving credit facility to satisfy repurchase requests, to meet capital calls and to otherwise provide the Master Fund with temporary liquidity.
The Master Fund has obtained an exemptive order from the SEC that permits the Master Fund to invest alongside affiliates, including certain public or private funds managed by the Adviser and its affiliates, subject to certain terms and conditions.
Investment Philosophy
Registered investment companies, such as the Fund and the Master Fund, are generally subject to significant regulatory restrictions with respect to selling securities short and using leverage and derivatives. The Investment Funds generally are not subject to the same investment restrictions as the Master Fund or the Fund, and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. While the 1940 Act applies to the Master Fund and the Fund, the Investment Funds are not subject to the 1940 Act.
By investing in the Fund, Investors gain access to funds managed by Investment Fund Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed. Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically charged by such Investment Fund Managers. The Fund should also benefit from its exposure to a number of different investment styles. Investing through various Investment Fund Managers that employ different strategies may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager.
Investment Strategies
The Master Fund seeks to provide investors with long-term capital appreciation by investing a substantial portion of its assets in a diverse portfolio of Investment Funds.
The principal elements of the Adviser’s investment strategy include: (i) allocating the assets of the Master Fund across Investment Funds, portfolio companies, and other assets; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive value; (iii) seeking to manage the Master Fund’s investment level and liquidity using the Adviser’s commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

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Asset Allocation. With respect to Investment Funds, the Master Fund will define a strategic asset allocation that seeks to benefit from long-term diverse investments through exposure to different geographic markets, investment types, and vintage years. The Adviser seeks to implement a proactive approach to portfolio construction, defining strategic goals and reviewing the portfolio’s development on an on‑going basis. This approach enables the Adviser to construct portfolios that the Adviser believes are appropriately diverse and reflect the Adviser’s assessment of sector and valuation themes. To seek to achieve the targeted strategic asset allocation, the Master Fund will allocate its capital among primary and secondary investments in Investment Funds and pursue co‑investment opportunities alongside Investment Funds.

•	Access. The Fund will seek to provide Investors with access to investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

•	Commitment Strategy. The Adviser intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.

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Risk Management. The long-term nature of private equity investments requires a commitment to ongoing risk management. The Adviser seeks to maintain close contact with the Investment Fund Managers and to monitor the performance of individual Investment Funds and co‑investments by tracking operating information and other pertinent details.

No guarantee or representation is made that the investment program of the Fund, the Master Fund, or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective. The Adviser also may invest the Master Fund’s assets in Investment Funds that engage in investment strategies other than those described in this Prospectus, and may sell the Master Fund’s portfolio holdings at any time.
Private Equity
Private equity is a common term for investments that are typically made in non‑public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.
Private equity investments are typically made in non‑public companies through privately negotiated transactions. Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.
Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund’s manager or general partner. The general partner then makes private equity investments on behalf of the fund. The fund’s investments are usually realized, or “exited” after a three to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization. Proceeds of such exits are then distributed to the fund’s investors. The funds themselves typically have a term of ten to thirteen years.
The private equity market is diverse and can be divided into several different segments. These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.
Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments and other institutional investors to allocate significant assets to private equity.
Buyouts, Growth Capital, Special Situations, Venture Capital/Other
In the private equity asset class, the term “financing stage” is used to describe investments (or funds that invest) in companies at a certain stage of development. The different financing stages may have distinct risk, return and correlation characteristics, and play different roles within a diverse private equity portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: buyout, growth capital, special situations, and venture capital. These categories may be further subdivided based on the investment strategies that are employed (e.g., credit investments or real estate investments).

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Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid‑, large-, or mega-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large- and mega‑cap segment. Overall, debt financing typically makes up 50‑70% of the price paid for a company.

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Growth Capital. Typically involves minority investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically are profitable businesses that need capital for organic and acquisition growth strategies and shareholder liquidity.

•	Special Situations. A broad range of investments including mezzanine, distressed debt, infrastructure, energy/utility investing and turnarounds may be classified as special situations.

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Venture Capital/Other. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology and healthcare-related industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub‑stages (usually classified as seed, early and late stage) in partnership with other investors. It is not anticipated that venture capital will be a meaningful portion of the Master Fund’s allocations.

Private Equity Investment Types
Some of the investments that the Adviser will consider with respect to the Master Fund include, but are not limited to:

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Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds that are typically acquired by way of subscription during their fundraising period. Most private equity fund sponsors raise new funds only every two to four years, and many top‑performing funds are closed to new investors. Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period. The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund’s life. Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager’s capabilities is essential.
Primary investments typically exhibit a value development pattern, commonly known as the “J‑curve,” in which the fund’s net asset value typically declines moderately during the early years of the fund’s life as investment-related fees and expenses are incurred before investment gains have been realized. As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions to fund investors. There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment development. Primary investments are usually ten to thirteen years in duration, while underlying investments in portfolio companies generally have a three to seven year duration, if not longer.

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Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period at a premium or discount to the private equity funds’ net asset value at a specific reference date. Secondary investments may play an important role in a diverse private equity portfolio. Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern. As a result, their investment returns may not exhibit a pronounced J‑curve pattern expected to be achieved by primaries in their early stages. In addition, secondaries typically provide earlier distributions than primaries. Past performance is not indicative of future results. There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development. In addition, the Master Fund’s ability to access secondary investments may be limited by legal, regulatory or tax considerations related to the Master Fund’s status as a registered investment company, resulting in periods during which the Master Fund may not have any exposure to such investments.

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Direct Investments/Co‑Investments. Direct investments involve acquiring (directly or indirectly) an interest in securities issued by an operating company. Co‑investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund. Such investments are typically made as co‑investments alongside private equity funds, and are usually structured such that the lead investor holds a controlling interest. Co‑investments are typically offered to Investment Fund investors when the Investment Fund Manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund. Direct investments and co‑investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees. It is anticipated that Co‑Investment Vehicles will be formed and managed by third-party fund managers and that neither the Adviser nor the Fund or Master Fund will be able to exercise day to day control over the Co‑Investment Vehicles.

Portfolio Allocation
The Master Fund’s investment process will begin with an allocation framework among: (i) primary and secondary private equity investments and co‑investments in portfolio companies; (ii) buyout, growth capital, credit, distressed investments, special situations investments, private infrastructure funds, real estate, real assets, and other private asset funds; and (iii) investments focused in North America, Europe, Asia, and emerging markets. The framework also provides for diverse allocations over vintage years and with respect to individual investments. It is expected that through such diversification, the Master Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, sector, vintage year, or a smaller number of funds.
Because of the distinct cash flow characteristics associated with different types of private equity investments, asset allocation is based on both quantitative and qualitative factors.
Over time, the allocation ranges and commitment strategy may be adjusted based on the Adviser’s analysis of the private equity market, the Master Fund’s existing portfolio at the relevant time, or other pertinent factors.
The Adviser intends to manage the Master Fund’s commitment strategy with a view towards balancing liquidity while maintaining a high level of investment. Commitments to private equity funds generally are not immediately invested. Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years. As a result, without an appropriate commitment strategy, a significant exposure to private equity investments could be difficult to achieve. The Adviser will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level. As disclosed above, the private equity portion of the Master Fund’s portfolio to date has been comprised primarily of co‑investments and secondary investments and will evolve over time to include a higher percentage of primary investments. As such, the proportion of assets allocated to secondary investments, primary investments, and co‑investments will depend on the maturity profile of the existing portfolio and the cash flows into the Master Fund and will be managed to achieve a stated investment strategy. Furthermore, the Master Fund may over-commit to private equity investments—both primaries and secondaries—to provide an appropriate investment level. The Master Fund’s exposure to certain types of investments has been minimal at times and may continue to vary depending on legal, regulatory or tax considerations. See “Types of Investments and Related Risk Factors.”
To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes and cash and short term securities. In addition, the Fund may use derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments, and may also invest in dividend paying equities or ETFs of dividend paying equities. Furthermore, and as described previously, while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, the Master Fund may hold a substantial portion of the Master Fund’s assets in ETFs, cash and short term investments as it seeks desirable investments for the private equity portion of the Master Fund’s portfolio.
The Master Fund’s asset allocation with respect to the private equity portion of its portfolio, when fully deployed, is expected to be as noted below. The Adviser expects that even when the Master Fund’s assets are fully invested, a substantial portion of the Master Fund’s assets may consist of liquid assets, including ETFs, high quality fixed income securities, money market instruments, money market mutual funds, and other short-term securities, and cash or cash equivalents. At any given time, the Master Fund’s geographic diversification may be overweighted to one geography, with a corresponding underweighting of, or potentially even the exclusion of, other geographies.
Asset Allocation

Financing Stage
Buyout	40%‑100%
Growth Capital	0%‑20%
Special Situations/Real Estate/Other Private Assets	0%‑40%

Geographic Region
North America	20%‑100%
Europe	0%‑40%
Asia and Rest of World	0%‑40%
Hedging Techniques
From time to time, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Master Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps, exchange-listed and over‑the‑counter put and call options, futures, and forward contracts.
To the extent permitted by the 1940 Act and any applicable rules and guidance issued thereunder, and in accordance with Rule 18f‑4 under the 1940 Act, the Fund and the Master Fund may not treat the Master Fund’s potential exposure in a derivative transaction as senior securities that are subject to the borrowing restrictions of the Fund and the Master Fund.
Temporary Defensive Strategies
The Master Fund may, from time to time in its sole discretion, significantly alter its portfolio as a temporary defensive strategy. A defensive strategy may be employed as an alternative to, or in conjunction with, an option hedging strategy if, in the judgment of the Adviser, the performance of ETFs is likely to be adversely affected by current or anticipated economic, financial, political, or social factors. For defensive purposes, the Master Fund may invest without limit in short-term securities, including high-quality commercial paper, obligations of banks and savings institutions, U.S. Government securities, government agency securities, and repurchase agreements, or it may retain funds in cash. When the Master Fund is invested defensively, it may not meet its investment objective. In addition, the Master Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds in significant amount while the Master Fund seeks opportunities to deploy capital in any way consistent with its investment objectives and strategies, pending investment, in order to fund anticipated repurchases, expenses of the Master Fund, or other operational needs, or otherwise in the sole discretion of the Adviser.
Investment Selection
Primaries

The Adviser intends to invest in a broad spectrum of Investment Funds, determined by a diverse selection of strategies, Investment Fund Managers, geographies, and vintage years. The Adviser’s manager selection process seeks to pick high-quality Investment Fund Managers from a broad range of opportunities by incorporating both a top‑down and a bottom‑up approach. The top‑down process seeks to analyze whether each Investment Fund Manager fits within the overall target strategy allocations for the Master Fund, while the bottom‑up process seeks to identify the relevant strengths and weaknesses of each Investment Fund Manager and identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market. The Adviser will select Investment Funds on the basis of strategy, availability, pricing (in the case of secondaries and co‑investments), and various qualitative and quantitative criteria, including its analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and an Investment Fund Manager’s reputation, experience, expertise, and adherence to its investment philosophy. Opportunities are sourced through a network of relationships with intermediaries, agents, and investors, and then individually evaluated by the Adviser’s and its affiliates’ investment professionals using its selection process. See “Investment Program—Due Diligence” below.
Secondaries
With respect to investments in secondaries, the Adviser’s approach to the market is driven by a strategic approach to asset allocation, value investing, and a focus on asset quality. The Adviser seeks to implement a proactive approach to asset allocation, deciding on strategic goals and reviewing the portfolio’s development on an on‑going basis. This approach enables the Adviser to construct portfolios it believes are appropriately diverse and reflect the Adviser’s assessment of sector and valuation themes. The Adviser seeks opportunities to invest in portfolios of assets at a discount to their intrinsic worth, with an emphasis on finding relative value across markets. Opportunities are assessed by reference to cyclically adjusted measures of value on a sector basis, incorporating earnings multiples, dividend ratios, and book value measures, as appropriate. These valuation metrics are used to help support the Adviser’s philosophy of focusing on and prioritizing entry value, and helping to identify and favor those assets that the Adviser believes are the most attractively priced secondary transaction opportunities available in the market for the Master Fund at a particular point in time. A key consideration informing the Adviser’s secondary investment strategy is manager and asset quality. In sourcing opportunities, the Adviser focuses on funds from historically high-performing management groups, with a close alignment of the Investment Fund Manager’s incentives with those of investors, and on developing a diverse portfolio of quality underlying assets with the characteristics to provide upside potential as well as resilience in downside scenarios.
Co‑Investments
The Adviser seeks to identify co‑investment opportunities for the Master Fund from a select group of Investment Fund Managers with which the Adviser generally has long-standing relationships. Co‑investments are managed by primary fund managers that are screened, analyzed, and monitored by the Adviser. The Adviser focuses on Investment Fund Managers with strong sector expertise and resulting operational capabilities that are well positioned to source, operationally improve, and exit companies successfully. This framework of manager selection within the Adviser’s investment programs, and the Adviser’s evaluation of current market conditions, determines the amount, quality, and type of co‑investments the Adviser is likely to originate.
Affiliated Transactions
The Master Fund has obtained exemptive relief from the SEC permitting the Master Fund to invest alongside other funds managed by the Adviser or its affiliates in a manner consistent with the Master Fund’s investment objective and strategies. Pursuant to such exemptive relief, the Master Fund generally is permitted to invest alongside such affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Master Fund’s Independent Directors concludes that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to the Master Fund and its shareholders and do not involve overreaching in respect of the Master Fund or its shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of the Master Fund’s shareholders and is consistent with the Master Fund’s investment objective and strategies, and (3) the investment by any of the Adviser’s affiliates would not disadvantage the Master Fund, and the

Master Fund’s participation would not be on a basis different from or less advantageous than that on which any of the Adviser’s affiliates are investing.
Due Diligence
The Adviser and its personnel use a range of resources to identify and source the availability of promising Investment Funds and co‑investment opportunities. The Adviser’s diligence process focuses on risk management and investment and operational diligence. The Adviser will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Adviser’s analysis of actual and projected cash flows and past performance of an Investment Fund Manager during various time periods and market cycles; and the Investment Fund Managers’ reputation, experience, expertise, and adherence to investment philosophy. After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies. In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.
The Adviser and its personnel use a range of sources to identify, evaluate, select, and monitor investments for the Master Fund. The Adviser’s investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationships with Investment Fund Managers. The Adviser’s investment committees are responsible for portfolio allocation and final investment decisions.
The Adviser typically identifies prospective investments from multiple sources, including a network of intermediaries, agents, and investors. The Adviser seeks to maximize the number of available investment opportunities through active research of the market, industry relationships, meetings with managers before they become investable, and knowledge acquired throughout the primary, secondary, and co‑investment teams.
Investment opportunities are typically subjected to initial screening. For primary investments, the initial screening is based on initial quantitative research and an introductory meeting with Investment Fund Managers. For secondary investments, deals are screened for other pertinent information, such as vendor motivations and objectives of the vendor, transaction details, and nature of the sale (proprietary or otherwise). For co‑investments, the screening process is two‑fold, taking account of both the Investment Fund Manager’s credentials and the investment opportunity in the target portfolio company. The initial screening process for primary and secondary investment opportunities also incorporates the results of both bottom‑up and top‑down analyses. The Adviser’s bottom‑up investment process seeks to identify the Investment Fund Managers with the greatest potential to deliver superior performance within a given market and includes set of investment criteria designed to assess the likelihood of a manager generating superior returns in the future. Top‑down analysis seeks to identify themes relevant to portfolio construction, such as key sectors, stages, and strategies, and includes consideration of macroeconomic outlook; strength of financial markets, in particular the strength and depth of the IPO and debt markets; merger and acquisitions activity; regulatory and political environment and deal flow in the underlying private equity market and market of potential private equity targets.
During its due diligence process for primary investments, the Adviser expects to hold a series of onsite meetings with prospective Investment Fund Managers during which qualitative and quantitative evaluation processes may be applied. The Adviser may also hold discussions with underlying portfolio companies of the target Investment Fund or any predecessor fund. The Adviser typically reviews offering documents, performs a systematic analysis of an Investment Fund Manager’s track record using proprietary due diligence models, and considers terms of the investment.
During its due diligence process for secondary investments, the Adviser conducts an evaluation of individual companies within the portfolio of the target Investment Funds and seeks to understand key terms, cash flows, valuations, performance, large portfolio company developments, availability of discounts, and historical performance of prior funds, if any. The Adviser also considers the tax issues and legal terms of the investment.

During its due diligence process for co‑investments, the Adviser engages in a combination of qualitative and quantitative analysis, assessing the merits and risks of an investment opportunity as well as the capability and experience of the Investment Fund Manager. The Adviser will engage with the lead private equity firm to assess the risks of the business, the value creation thesis, financial performance, and market position. The Adviser typically will meet with management of the target operating company, review due diligence reports prepared on the target operating company, analyze the capital structure and the valuation of the target operating company, conduct financial modeling under various investment cases, and consider the exit strategies for the target company and the terms of the proposed investment.
While the summary above provides an overall framework of diligence processes anticipated to be used by the Adviser, it is not intended to be prescriptive or restrictive to the Adviser’s investment work, as flexibility of approach is required. In particular, it should be noted that due diligence is necessarily and deliberately tailored to each investment and may differ across regions and in different situations, based on the experience and judgment of the investment professionals concerned.
After making an investment, and as part of its ongoing monitoring process, the Adviser will seek to (i) track operating information and other information regarding the investment; (ii) participate in periodic conference calls with Investment Fund Managers and conduct onsite visits where appropriate; (iii) review audited and unaudited reports relating to the investment; and (iv) monitor turnover in senior Investment Fund Manager personnel and changes in investment and operational policies and guidelines. In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers. No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.
The Adviser uses its private equity investment experience through various economic cycles and in different regional markets to inform its diversification strategies, thematic investment strategies, and due diligence process, and to seek to produce attractive risk-adjusted returns. The Adviser utilizes its due diligence and monitoring processes in assessing the past performance and future potential of investments.
Portfolio Construction
The Adviser manages the Master Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by Investors and any distributions made to Investors.
The Adviser intends to use a range of techniques to reduce the risk associated with the Master Fund’s investment strategy. From time to time, these techniques may include, without limitation: (i) diversifying commitments across several geographies and vintage years; (ii) allocating capital among primary investments, secondary investments, and co‑investment opportunities; (iii) actively managing cash and liquid assets; (iv) actively monitoring cash flows; (v) seeking to establish a credit line to provide liquidity to satisfy tender requests and capital call obligations, consistent with the limitations and requirements of the 1940 Act; (vi) seeking to invest in ETFs, cash, and short-term securities to provide liquidity to satisfy tender requests and capital calls, consistent with the limitations and requirements of the 1940 Act; and (vii) seeking the use of derivative instruments, primarily equity options and swaps, for hedging purposes to help protect the value of its ETF investments.
The Master Fund expects that a portion of its holdings will consist of liquid assets for purposes of liquidity management. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Adviser may sell certain of the Master Fund’s assets.
The Adviser will seek to allocate Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities. Allocation depends on the Adviser’s assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies. The Adviser generally seeks to invest the Master Fund’s assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.
The Fund and the Master Fund are both “non‑diversified” funds under the 1940 Act. See “Types of Investments and Related Risk Factors—Non‑Diversified Status.” The Adviser believes, however, that the Master Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies, vintage year, geography, and financing stage to diminish the impact on the Fund of any one Investment Fund’s losses or poor returns. There is no guarantee that the Master Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.
The Adviser will seek to limit the Master Fund’s investment in any one Investment Fund or co‑investment to no more than 25% of the Master Fund’s gross assets (measured at the time of investment). Where only voting securities may be available for purchase by the Master Fund, the Master Fund may seek to create by contract the same result as owning a non‑voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.
The Investment Funds generally are not subject to the Master Fund’s or the Fund’s investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code. While the 1940 Act applies to the Master Fund and the Fund, the Investment Funds are not subject to the 1940 Act.
There can be no assurance that the Fund’s or the Master Fund’s investment program will be successful, that the objectives of the Fund or the Master Fund with respect to liquidity management will be achieved or that the Master Fund’s portfolio design and risk management strategies will be successful. Prospective Investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “Types of Investments and Related Risk Factors.”
TYPES OF INVESTMENTS AND RELATED RISK FACTORS
General Risks
Investing in the Fund involves risks, including those associated with investments made by the Investment Funds in which the Master Fund invests. References in this section to the “Master Fund” also include each Subsidiary, which shares the same risks as the Master Fund.
Investment Risk. All investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate. To the extent that the Fund’s portfolio (which, for this purpose, means the aggregate investments held by the Master Fund) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased. An Investment Fund’s use of leverage is likely to cause the Fund’s average net assets to appreciate or depreciate at a greater rate than if leverage were not used.
An investment in the Fund involves a high degree of risk, including the risk that the Investor’s entire investment may be lost. No assurance can be given that the Master Fund’s and Fund’s investment objective will be achieved. The Fund’s performance depends upon the Adviser’s selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds. The Investment Funds’ investment activities involve the risks associated with private equity investments generally. Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, labor strikes, war, terrorism, cyberterrorism, major or prolonged power outages or network interruptions, earthquakes, hurricanes, floods, fires, epidemics or pandemics and other factors which are beyond the control of the Master Fund, the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds’ investment programs, investment strategies and investment decisions will be successful; (ii) the

Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund’s or the Master Fund’s investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.
All investments made by the Investment Funds risk the loss of capital. The Investment Funds’ results may vary substantially over time.
Investment Discretion; Dependence on the Adviser. The Adviser has complete discretion to select the Investments Funds as opportunities arise. The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments for the Master Fund (“Master Fund Investments”) consistent with the Fund’s investment objective and consistent with prospectus disclosure. Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Master Fund Investments. Through the Fund’s interest in the Master Fund, the Fund’s assets are indirectly invested in the Master Fund Investments. The Adviser has the authority and responsibility for portfolio construction, the selection of Master Fund Investments and all other investment decisions for the Master Fund. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund. Investors will have no right or power to participate in the management or control of the Fund, the Master Fund or the Master Fund Investments, or the terms of any such investments. There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives. The Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for Investors to gain access to any particular Investment Fund.
Master-Feeder Structure. The Fund and the Master Fund are part of a “master-feeder” structure. The Master Fund may accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser or the Sponsor, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S. Because each feeder fund may be subject to different investment minimums, feeder-specific expenses, and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund.
Because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than Investors in the Fund. Such other investors in the Master Fund may include other registered investment companies, the seed investor and other select investors. Substantial repurchase requests by investors of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its investments more rapidly than might otherwise be desirable. This may limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund’s asset base could make it more difficult for the Master Fund to generate profits or recover losses. Investors will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units prior to or at the same time as the investors of the Master Fund that are requesting to have their Master Fund Interests repurchased. If other investors in the Master Fund, including the seed investor and other investment vehicles that are managed or sponsored by the Adviser or Sponsor or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund’s Master Fund Interests that may be repurchased by the Master Fund and, therefore, the amount of Units that may be repurchased by the Fund. See “Repurchases of Units and Transfers.”
Limitations on Transfer; Units Not Listed; No Market for Units. The transferability of Units is subject to certain restrictions contained in the limited liability company agreement of the Fund, a copy of which is attached as Appendix A to this prospectus (the “LLC Agreement”). Units are not traded on any securities exchange or other market. No secondary market currently exists for Units. Although the Adviser and the Fund expect to recommend to the Board that the Fund offer to repurchase 5% of the Units on a quarterly basis, no assurances can be given that the Fund will do so and any particular recommendation may exceed such percentage. Consequently, Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed‑End Fund; Liquidity Risks. The Fund is a non‑diversified, closed‑end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An Investor should not invest in the Fund if the Investor needs a liquid investment. Closed‑end funds differ from open‑end management investment companies (commonly known as mutual funds) in that investors in a closed‑end fund do not have the right to redeem their units on a daily basis at a price based on net asset value. Units in the Fund are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to tender its Units in the Fund for a substantial period of time.
Repurchase Risks. To provide liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. The Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers. With respect to any future repurchase offer, Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Units to be repurchased are valued by the Fund (the “Valuation Date”). Investors that elect to tender any Units for repurchase will not know the price at which such Units will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined. The Fund will only provide offers to repurchase concurrent with the Master Fund.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one‑year anniversary of the Investor’s purchase of Units. Such repurchase fee will be retained by the Fund and will benefit the Fund’s remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a “first in‑first out” basis. An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.
The Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests. Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities. Accordingly, the Fund may tender fewer Units than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner. See “Repurchases of Units and Transfers.”
Substantial requests for the Fund to repurchase Units could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases and could cause the Adviser to sell investments at different times than similar investments are sold by other investment vehicles advised by the Adviser. This could have a material adverse effect on the value of the Units and the performance of the Fund and the Master Fund. In addition, substantial repurchases of Units may decrease the Fund’s total assets and accordingly may increase its expenses as a percentage of average net assets. If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. Under unusual market conditions, the Adviser and the Sponsor anticipate that they may not recommend to the Board that the Fund conduct a repurchase offer in any particular quarter if the Fund’s repurchase offers in the two immediately preceding quarters were oversubscribed by a substantial amount in the opinion of the Adviser and the Sponsor. If a repurchase offer is oversubscribed, or if the Fund does not conduct a repurchase offer in any particular quarter, investors will have to wait until the next repurchase offer to make another repurchase request. As a result, investors may be unable to liquidate all or a given percentage of their investment in the Fund during a particular quarter.
Distributions In‑Kind. The Fund generally expects to distribute to the holder of Units that are repurchased cash or a debt obligation, which may or may not be certificated, and which would entitle such holder to the payment of cash in satisfaction of such repurchase. See “Repurchases of Units and Transfers.” However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units. The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund. For example, it is possible that the Master Fund may receive securities from an Investment Fund that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in‑kind to the Master Fund’s investors followed, in turn, by a distribution in‑kind to the Fund’s Investors. In the event that the Fund makes a distribution of such securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.
Exchange-Traded Funds. To maintain liquidity and to fund Investment Fund capital calls, the Master Fund may invest in ETFs designed to track equity indexes. ETFs are hybrid investment companies that are registered as open‑end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed‑end funds. ETFs in which the Master Fund may invest typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular equity index.
The risks of investment in an ETF typically reflect the risks of the types of instruments in which the ETF invests. When the Master Fund invests in ETFs, Investors of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Master Fund in an ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.
The risks of ETFs designed to track equity indexes may include passive strategy risk (the ETF may hold constituent securities of an index regardless of the current or projected performance of a specific security or a particular industry, market sector, country, or currency, which could cause returns to be lower or higher than if an active strategy were used), non‑correlation risk (the ETF’s return may not match the returns of the relevant index), equity securities risk (the value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions, and/or economic conditions), market trading risks (the ETF faces market trading risks, including losses from trading in secondary markets and disruption in the creation/redemption process of the ETF), and concentration risk (to the extent the ETF or underlying index’s portfolio is concentrated in the securities of a particular geography or market segment, the ETF may be adversely affected by the performance of that market, may be subject to increased price volatility, and may be more susceptible to adverse economic, market, political, or regulatory occurrences affecting that market). The market value of ETF shares may differ from their net asset value per share. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the value of the underlying investments that the ETF holds. There may be times when an ETF share trades at a premium or discount to its net asset value.
The provisions of the 1940 Act may impose certain limitations on the Master Fund’s investments in other investment companies, including ETFs. In particular, the 1940 Act, subject to certain exceptions, generally limits a fund’s investments in ETFs to no more than (i) 3% of the total outstanding voting stock of any one ETF, (ii) 5% of the fund’s total assets with respect to any one ETF, and (iii) 10% of the fund’s total assets with respect to ETFs or other investment companies in the aggregate (the “Limitation”). Pursuant to rules adopted by the SEC, the Master Fund may invest in excess of the Limitation if the Master Fund and the investment company in which the Master Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Certain of these conditions do not apply if the Master Fund is investing in shares issued by affiliated funds. In addition, the Master Fund may invest in shares issued by money market funds, including certain unregistered money market funds, in excess of the Limitation.
The Master Fund’s or the Fund’s purchase of shares of ETFs may result in the payment by a shareholder of duplicative management fees. Pantheon Ventures (US) LP, the Master Fund’s and the Fund’s investment adviser (the “Adviser”), will consider such fees in determining whether to invest in other mutual funds. The return on the Master Fund’s and the Fund’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies.

Wholly-Owned Subsidiaries Risk. By investing in the Subsidiaries, the Master Fund is indirectly exposed to the risks associated with each Subsidiary’s investments, which are the same risks associated with the Master Fund’s investments. Neither Subsidiary is registered under the 1940 Act, but each Subsidiary will comply with certain sections of the 1940 Act (e.g., it will enter into an investment management agreement with the Adviser that contains the provisions required by Section 15(a) of the 1940 Act (including the requirement of annual renewal), will have an eligible custodian or otherwise meet the criteria of Section 17(f) of the 1940 Act, and, together with the Master Fund on a consolidated basis, will comply with the provisions of Section 8 of the 1940 Act relating to fundamental investment policies, Section 17 relating to affiliated transactions and fidelity bond requirements, Section 18 relating to capital structure and leverage, and Section 31 regarding books and records) and be subject to the same policies and restrictions as the Master Fund as they relate to the investment portfolio. The Master Fund wholly owns and controls each Subsidiary, which, like the Master Fund, is managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of the Master Fund and its members. In managing a Subsidiary’s investment portfolio, the Adviser will manage the Subsidiary’s portfolio in accordance with the Master Fund’s investment policies and restrictions. There can be no assurance that a Subsidiary’s investment objective will be achieved. Changes in the laws of the United States and/or the State of Delaware, under which the Master Fund and the Subsidiaries are organized, could result in the inability of the Master Fund and/or a Subsidiary to operate as described in this prospectus and the Fund’s SAI and could adversely affect the Fund and its members.
Borrowing. The Fund and the Master Fund may borrow money in connection with their investment activities—i.e., the Fund and the Master Fund may utilize leverage. The Fund and the Master Fund may borrow money through a credit facility or other arrangements to satisfy repurchase requests from Fund Investors, to pay operating expenses, to fund capital commitments to Investment Funds, and to otherwise provide temporary liquidity. The Master Fund may also borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Master Fund with temporary liquidity to fund investments in Investment Funds in advance of the Master Fund’s receipt of distributions from another Investment Fund. The Master Fund has entered into a credit facility for such purposes.
The Fund and the Master Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, a lender may terminate or not renew any credit facility. If the Master Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns.
The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred. This means that the value of the Master Fund’s or Fund’s total indebtedness may not exceed one‑third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness. The 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, shares unless senior securities representing indebtedness have an asset coverage of not less than 300% after giving effect to such distribution or repurchase.
The Fund or the Master Fund may be required to pay commitment fees and other costs of borrowings under the terms of a credit facility. Moreover, interest on borrowings will be an expense of the Fund. With the use of borrowings, there is a risk that the interest rates paid by the Fund or the Master Fund on the amount it borrows will be higher than the return on the Fund’s investments. Such additional costs and expenses may affect the operating results of the Fund. If the Fund or the Master Fund cannot generate sufficient cash flow from investments, they may need to refinance all or a portion of indebtedness on or before maturity. Additionally, uncertainty in the debt and equity markets may negatively impact the Fund’s or the Master Fund’s ability to access financing on favorable terms or at all. The inability to obtain additional financing could have a material adverse effect on the Fund’s operations and on its ability to meet its debt obligations. If it is unable to refinance any of its indebtedness on commercially reasonable terms or at all, the Fund’s returns may be harmed.
Hedging. Subject to the limitations and restrictions of the 1940 Act, the Master Fund may use derivative transactions, primarily equity options and swaps (and, to a lesser extent, futures and forwards contracts) for hedging purposes. Derivative transactions present risks arising from the use of leverage (which increases the magnitude of losses), volatility, non‑correlation with underlying assets, mispricing, improper valuation, the possibility of default by a counterparty or clearing member and clearing house through which a derivative position is held, and illiquidity. Use of options and swaps transactions for hedging purposes by the Master Fund could present significant risks, including the risk of losses in excess of the amounts invested. See “Legal and Regulatory Risks.”
Options. There are various risks associated with transactions in options. The value of options will be affected by many factors, including changes in the value of underlying securities or indices, changes in the dividend rates of underlying securities (or in the case of indices, the securities comprising such indices), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration. The Master Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. There can be no assurance that a liquid market will exist when the Master Fund seeks to close out an option position. If no liquid offset market exists, the Master Fund might not be able to effect an offsetting transaction in a particular option. If the Master Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on a portfolio security, during the option’s life, the Master Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. Similarly, as the writer of a call option on a securities index, the Master Fund foregoes the opportunity to profit from increases in the index over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the index decline. If the Master Fund writes a call option and does not hold the underlying security or instrument, the amount of the Investment Fund’s potential loss is theoretically unlimited. Stock or index options that may be purchased or sold by the Master Fund may include options not traded on a securities exchange. The risk of nonperformance by the Master Fund’s counterparty to such bilateral options may be greater and the ease with which the Master Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange-traded option.
Swap Agreements. Swap agreements are two‑party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non‑U.S. currency, or in a “basket” of securities representing a particular index. Because swap agreements are two‑party contracts that may be subject to contractual restrictions on transferability and termination, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The Master Fund’s use of swaps could create significant investment leverage.
Futures and Forwards. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses. Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Master Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses. When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Master Fund from achieving the intended hedging effect or expose the Master Fund to the risk of loss.
Forward contracts, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. Disruptions can occur in any market traded by the Master Fund due to unusually high trading volume, political intervention, or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Master Fund would otherwise recommend, to the possible detriment of the Master Fund. Market illiquidity or disruption could result in major losses to the Master Fund. In addition, the Master Fund will be exposed to credit risks with regard to counterparties with whom the Master Fund trade as well as risks relating to settlement or other default by its counterparties. Such risks could result in substantial losses to the Master Fund.
Legal and Regulatory Risks. Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Fund and the Master Fund, may substantially affect private equity funds and such changes may adversely impact the performance of the Fund and the Master Fund. The regulation of the U.S. and non‑U.S. securities, derivatives and futures markets and investment funds has undergone substantial change in recent years and such change may continue. Such market regulations may increase the costs of the Master Fund’s investments, may limit the availability or liquidity of certain investments, or may otherwise adversely affect the value or performance of the Master Fund’s investments. Any such developments could impair the effectiveness of the Master Fund’s investments and cause the Master Fund to lose value. Counterparty risk with respect to derivatives and certain other transactions has also been impacted by rules and regulations affecting such markets. For example, the Master Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, in the event of an insolvency of its counterparties (or their affiliates) could be stayed or eliminated under relatively new special resolution regimes adopted in the United States and various other jurisdictions.
Greater regulatory scrutiny may increase the Fund’s, the Master Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Master Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.
With the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), there have been extensive rulemaking and regulatory changes that affect private fund managers, the funds that they manage, the instruments in which funds invest (such as derivatives), and the financial industry as a whole. The Dodd-Frank Act, among other things, grants regulatory authorities broad rulemaking authority to implement various provisions of the Act. The full impact of the Dodd-Frank Act, and of follow‑on regulation, is impossible to predict. There can be no assurance that current or future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund, the Master Fund, and the Investment Funds, significantly reduce the profitability of the Fund or the Master Fund, or impair the ability of the Fund, the Master Fund, and the Investment Funds to achieve their investment objectives. The implementation of the Dodd-Frank Act also could adversely affect the Fund and the Master Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s, the Master Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund, the Master Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.
Rule 18f‑4 under the 1940 Act governs the classification and use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f‑4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value‑at‑risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount is not subject to the full requirements of Rule 18f‑4. If a fund meets certain specified conditions, Rule 18f‑4 permits a fund to enter into an unfunded commitment agreement without treating it as a senior security subject to otherwise applicable restrictions under the 1940 Act. In connection with the adoption of Rule 18f‑4, the SEC also eliminated the asset segregation framework for covering certain derivative instruments and related transactions arising from prior SEC guidance. Compliance with Rule 18f‑4 could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. Rule 18f‑4 may limit the Fund’s and the Master Fund’s ability to use derivatives as part of their investment strategy.
The U.S. Commodity Futures Trading Commission (“CFTC”) and certain futures exchanges have established (and continue to evaluate and revise) limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. In addition, federal position limits apply to swaps that are economically equivalent to futures contracts that are subject to CFTC set speculative limits. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of determining whether the applicable position limits have been exceeded, unless an exemption applies. Thus, even if the Master Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Adviser and its affiliates may be aggregated for this purpose. Although it is possible that the trading decisions of the Adviser (acting in its capacity as investment adviser of the Master Fund) may have to be modified and that positions held by the Master Fund may have to be liquidated in order to avoid exceeding such limits, the Adviser (acting in its capacity as investment adviser of the Master Fund) believes that this is unlikely. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Master Fund and, thus, the Fund. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s and the Master Fund’s investment strategy.
The Adviser has claimed the relief provided to fund‑of‑funds operators pursuant to CFTC No‑Action Letter 12‑38 and is therefore not subject to registration or regulation as a pool operator under the Commodity Exchange Act with respect to the Fund and the Master Fund. For the Adviser to remain eligible for the relief, the Fund and the Master Fund must comply with certain limitations, including limits on its ability to gain exposure to certain financial instruments such as futures, options on futures and certain swaps. These limitations may restrict the Fund’s and the Master Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect its total return.
Substantial Fees and Expenses. An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds. In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund will bear a portion of the management fee and other expenses of the Fund and the Master Fund. An Investor in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Master Fund as an investor in the Investment Funds. In addition, to the extent that the Master Fund invests in an Investment Fund that is itself a “fund of funds,” the Fund will bear a third layer of fees. Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally. As a result, an Investment Fund with positive performance may receive compensation from the Master Fund, even if the Master Fund’s overall returns are negative. The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; and extraordinary or non‑recurring expenses (such as litigation or indemnification expenses). It is difficult to predict the future expenses of the Fund.
Investments in Non‑Voting Stock; Inability to Vote. The Master Fund may hold its interests in the Investment Funds in non‑voting form in order to avoid becoming (i) an “affiliated person” of any Investment Fund within the meaning of the 1940 Act and (ii) subject to the 1940 Act limitations and prohibitions on transactions with affiliated persons. Where only voting securities are available for purchase, the Master Fund may seek to create by contract the same result as owning a non‑voting security by agreeing to relinquish the right to vote in respect of its investment. The Master Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund. The Fund will not receive any consideration in return for entering into a voting waiver arrangement. To the extent that the Master Fund contractually foregoes the right to vote Investment Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund’s and the Fund’s interests. As a result, the Master Fund’s influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors. Any such waiver arrangement should benefit the Master Fund, as it will enable the Master Fund to acquire more interests of an Investment Fund that the Adviser believes is desirable than the Fund would be able to if it were deemed to be an “affiliate” of the Investment Fund within the meaning of the 1940 Act.
Non‑Diversified Status. Each of the Fund and the Master Fund is a “non‑diversified” investment company for purposes of the 1940 Act, which means neither is subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. As a result, the Fund’s net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations. The Master Fund will not, however, invest more than 25% of its gross assets (measured at the time of investment) in any one Investment Fund.

Dilution from Subsequent Offering of Units and Master Fund Interests. The Fund may accept additional subscriptions for Units as determined by the Board, in its sole discretion. Additional purchases will dilute the indirect interests of existing Investors in the Investment Funds prior to such purchases, which could have an adverse impact on the existing Investors’ interests in the Fund if subsequent Investment Funds underperform the prior investments in the Investment Funds. In addition, the Master Fund generally accepts additional investments in Master Fund Interests as determined by the Master Fund Board, in its sole discretion. Such additional investments in the Master Fund may dilute the indirect interests of existing investors of the Master Fund, including the Fund, in the Investment Funds made prior to such purchases, which could have an adverse impact on the Master Fund Interests of the existing investors of the Master Fund, including the Fund, if subsequent Investment Funds underperform the prior investments in the Investment Funds.
Valuations Subject to Adjustment. The valuations reported by the Investment Funds based upon which the Master Fund determines its month‑end net asset value, the net asset value the Master Fund, and the net asset value of the Fund’s Master Fund Interest, may be subject to later adjustment or revision. For example, net asset value calculations may be revised as a result of fiscal year‑end audits or other conditions that impact the Investment Funds’ investments but that are unknown to the Adviser at the time of the Master Fund’s valuation estimate. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in “Repurchases of Units and Transfers.” As a result, to the extent that such subsequently adjusted valuations from the Investment Funds, direct private equity investments, the Master Fund, or the Fund adversely affect the Master Fund’s net asset value, and therefore the Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Units. New Investors may be affected in a similar way.
Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of a Class of the Fund’s Units may be subject to certain requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made. Investors who may be subject to such requirements should consult with their legal advisors.
Limited Operating History of Master Fund Investments. Many of the Investment Funds may have limited operating histories and the information the Master Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited. Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Master Fund Investments should not be construed as an indication of the future results of such investments, the Master Fund or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.
Nature of Portfolio Companies. The Master Fund may make co‑investments in, and the Investment Funds will make direct and indirect investments in, various companies, ventures, and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Master Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio

Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.
Co‑Investment Vehicles. The Master Fund may invest indirectly in Portfolio Companies with third party co‑investors by means of co‑investment vehicles formed to facilitate such investments (“Co‑Investment Vehicles”). It is anticipated that Co‑Investment Vehicles will be formed and managed by third-party fund managers and that neither the Adviser nor the Fund or Master Fund will be able to exercise day to day control over the Co‑Investment Vehicles. The realization of Portfolio Company investments made as co‑investments may take longer than would the realization of investments under the sole control of the Adviser or the Fund or Master Fund because the co‑investors may require an exit procedure requiring notification of the other co‑investors and possibly giving the other co‑investors a right of first refusal or a right to initiate a buy‑sell procedure (i.e., one party specifying the terms upon which it is prepared to purchase the other party’s or parties’ participation in the investment and the non‑initiating party or parties having the option of either buying the initiating party’s participation or selling its or their participation in the investment on the specified terms).
Co‑Investment Vehicles may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such investment, or that the Fund or Master Fund may in certain circumstances be held liable for the actions of such third-party co‑investor. Third-party co‑investors may also have economic or business interests or goals which are inconsistent with those of the Fund or Master Fund, or may be in a position to take or block action in a manner contrary to the Fund’s or Master Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co‑Investment Vehicles, including incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund or Master Fund.
With respect to Co‑Investment Vehicles, the Fund and Master Fund will be highly dependent upon the capabilities of the private equity fund managers alongside whom the investment is made. The Fund or Master Fund may indirectly make binding commitments to Co‑Investment Vehicles without an ability to participate in their management and control and with no or limited ability to transfer its interests in such Co‑Investment Vehicles. In some cases, the Fund or Master Fund will be obligated to fund its entire investment for a Co‑Investment Vehicle up front, and in other cases the Fund or Master Fund will make commitments to fund from time to time as called by the managers of the underlying Co‑Investment Vehicles. Neither the Adviser nor the Fund or Master Fund will have control over the timing of capital calls or distributions received from Co‑Investment Vehicles, or over investment decisions made by such Co‑Investment Vehicles.
Through Co‑Investment Vehicles and co‑investments, the Fund and Master Fund also generally will not have control over any of the underlying Portfolio Companies and will not be able to direct the policies or management decisions of such Portfolio Companies. Thus, the returns to the Fund or Master Fund from any such investments will be dependent upon the performance of the particular Portfolio Company and its management and the Fund will not be able to direct the policies or management decisions of such Portfolio Companies.
Private Equity Investments. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments. Investment in private equity involves the same types of risks associated with an investment in any operating company. However, securities issued by private partnerships tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.
Venture Capital. An Investment Fund may invest in venture capital. Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.
Debt Securities. An Investment Fund may invest bonds or other debt securities. The value of a debt security may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of fixed income securities to decrease, may adversely impact the liquidity of fixed income securities, and increase the volatility of fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by an Investment Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Credit Risk. An issuer of bonds or other debt securities may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Actual or perceived changes in a company’s financial health will affect the valuation of its debt securities. Bonds or debt securities rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.
Interest Rate Risk. Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. Interest rate risk is generally higher for investments with longer maturities or durations. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a particular bond, debt security or portfolio, and is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of one year would be expected to fall approximately 1% and a fund with an average duration of five years would be expected to decline by about 5%. If rates decrease by one percentage point, the share price of a fund with an average duration of one year would be expected to rise approximately 1% and the share price of a fund with an average duration of five years would be expected to rise by about 5%. Negative or very low interest rates could magnify the risks associated with changes in interest rates. During periods of increasing interest rates, an Investment Fund may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Fund.
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s or the Master Fund’s assets or distributions may decline. This risk is more prevalent with respect to debt securities held by the Master Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Master Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors or adversely affect the real value of shareholders’ investments in the Funds. Investors’ expectation of future inflation can also impact the current value of portfolio investments, resulting in lower asset values and potential losses. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment.

Defaulted Debt Securities and Other Securities of Distressed Companies. The Investment Funds may invest in low grade or unrated debt securities (i.e., “high yield” or “junk” bonds) or investments in securities of distressed companies. Such investments involve substantial risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.
Mezzanine Investments. An Investment Fund may invest in mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure. Mezzanine debt is often used in leveraged buyout and real estate finance transactions. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula. Mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Real Estate Investments. The Master Fund may be exposed to real estate risk through its allocation to real estate investments. The residential housing sector in the United States came under considerable pressure for a prolonged period beginning in 2007 and home prices nationwide were down significantly on average. In addition, the commercial real estate sector in the United States was under pressure with prices down significantly on average. Residential and commercial mortgage delinquencies and foreclosures increased over this time period, which led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities. Accordingly, the instability in the credit markets adversely affected, and could adversely affect in the future, the price at which real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all. These developments also adversely affected, and could adversely affect in the future, the broader economy, which in turn adversely affected, and could adversely affect in the future, the real estate markets. Such developments could, in turn, reduce returns from real estate funds or reduce the number of real estate funds brought to market during the investment period, thereby reducing the Master Fund’s investment opportunities.
Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the events described above). Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors. In addition, real estate funds may also be affected by tax and regulatory requirements impacting the real estate fund’s ability to qualify for preferential tax treatments or exemptions.
Small- and Medium-Capitalization Companies. Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium‑sized market capitalizations. While such investments may provide significant potential for appreciation, they may also involve higher risks than do investments in securities of larger companies. For example, the risk of bankruptcy or insolvency is higher than for larger, “blue-chip” companies.
Geographic Concentration Risks. An Investment Fund may concentrate its investments in specific geographic regions. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.
Foreign Investments. Investment in foreign issuers or securities principally traded outside the United States may involve special risks due to foreign economic, political, and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation, nationalization or confiscatory taxation of assets, diplomatic relations, embargoes, economic sanctions against a particular country or countries, organizations, entities and/or individuals, limitation on the removal of funds or assets, and possible difficulty in obtaining and enforcing judgments against foreign entities. The Fund, the Master Fund and/or an Investment Fund may be subject to foreign taxation on realized capital gains, dividends or interest payable on foreign securities, on transactions in those securities and on the repatriation of proceeds generated from those securities. Transaction-based charges are generally calculated as a percentage of the transaction amount and are paid upon the sale or transfer of portfolio securities subject to such taxes. Any taxes or other charges paid or incurred by the Fund, the Master Fund and/or an Investment Fund in respect of its foreign securities will reduce the Fund’s yield.
Issuers of foreign securities are subject to different, often less comprehensive, accounting, custody, reporting, and disclosure requirements than U.S. issuers. The securities of some foreign governments, companies, and securities markets are less liquid, and at times more volatile, than comparable U.S. securities and securities markets. Foreign brokerage commissions and related fees also are generally higher than in the United States. Investment Funds that invest in foreign securities also may be affected by different custody and/or settlement practices or delayed settlements in some foreign markets. The laws of some foreign countries may limit an Investment Fund’s ability to invest in securities of certain issuers located in those countries. Foreign countries may have reporting requirements with respect to the ownership of securities, and those reporting requirements may be subject to interpretation or change without prior notice to investors. No assurance can be given that the Investment Funds will satisfy applicable foreign reporting requirements at all times.
In addition, the tax laws of some foreign jurisdictions in which an Investment Fund may invest are unclear and interpretations of such laws can change over time. As a result, in order to comply with guidance related to the accounting and disclosure of uncertain tax positions under U.S. generally accepted accounting principles (“GAAP”), an Investment Fund may be required to accrue for book purposes certain foreign taxes in respect of its foreign securities or other foreign investments that it may or may not ultimately pay. Such tax accruals will reduce an Investment Fund’s net asset value at the time accrued, even though, in some cases, the Investment Fund ultimately will not pay the related tax liabilities. Conversely, an Investment Fund’s net asset value will be increased by any tax accruals that are ultimately reversed.
Emerging Markets. Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries. Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.
Sector Concentration. The 1940 Act requires the Fund to state the extent, if any, to which it concentrates investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry, the staff of the SEC takes the position that, in general, investments of more than 25% of a fund’s assets in an industry constitutes concentration. The Master Fund or an Investment Fund may concentrate its investments in specific industry sectors, which means each may invest more than 25% of its assets in a specific industry sector. This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund. In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.
Utilities and Energy Sectors. Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials. Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co‑investments, which may include investments with a focus on the utilities and energy sectors, thereby exposing the Master Fund to risks associated with these sectors. Additionally, an Investment Fund may invest in Portfolio Companies in the utilities and energy sectors, exposing the Investment Fund, and thereby the Master Fund, to risks associated with these sectors. Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies’ earnings and dividends when costs are rising.
Transportation Sector. Transportation infrastructure companies are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, the effects of economic slowdowns, adverse changes in fuel prices, labor relations, insurance costs, government regulations, political changes, and other factors. The Master Fund may invest a significant portion of its assets in private infrastructure fund investments and co‑investments, which may include investments with a focus on the transportation sector, thereby exposing the Master Fund to risks associated with this sector. Additionally, an Investment Fund may invest in Portfolio Companies in the transportation sector, exposing the Investment Fund, and thereby the Master Fund, to risks associated with this sector.
Technology Sector. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.
Financial Sector. Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates.
Natural Resources Sector. Investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, and international politics. If the Master Fund has significant exposure to natural resource companies, there is the risk that the Master Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in natural resource areas) and political events (such as coups, military confrontations, or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Rising interest rates and general economic conditions may also affect the demand for natural resources.
Precious Metals Sector. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial, and political factors. The price of precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of precious metals, changes in industrial and commercial demand, precious metals sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and government restrictions on private ownership of gold and other precious metals. No income is derived from holding physical gold or other precious metals, which is unlike securities that may pay dividends or make other current payments.
Currency Risk. Investment Funds may include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the

Master Fund investments are denominated against the U.S. dollar may result in a decrease in the Master Fund’s and the Fund’s net asset value. Forward currency contracts and options may be utilized on behalf of the Fund and the Master Fund by Investment Funds to hedge against currency fluctuations, but Investment Funds are not required to hedge and there can be no assurance that such hedging transactions, even if undertaken, will be effective. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.
Risks Relating to Accounting, Auditing and Financial Reporting, etc. The Master Fund and certain of the Investment Funds may invest in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.
Valuation of the Master Fund’s Interests in Investment Funds. A large percentage of the securities in which the Master Fund invests will not have a readily determinable market price and will be fair valued by the Master Fund. The valuation of the Master Fund’s interests in Investment Funds is ordinarily determined monthly based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Adviser under the general supervision of the Master Fund Board. Pursuant to Rule 2a‑5 under the 1940 Act, the Board and the Master Fund Board have designated the Adviser as the Fund’s and the Master Fund’s “Valuation Designee” to perform the Fund’s and the Master Fund’s respective fair value determinations, which are subject to Board and Master Fund Board oversight, as applicable, and certain reporting and other requirements intended to ensure that the Board and the Master Fund Board receive the information they need to oversee the Adviser’s fair value determinations.
Like the Master Fund’s investments, a large percentage of the securities in which the Investment Funds invest will not have a readily determinable market price and will be valued periodically by the Investment Fund. In this regard, an Investment Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund Manager’s compensation or its ability to raise additional funds in the future. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds’ policies and procedures and systems will not change without notice to the Master Fund. As a result, valuations of the securities may be subjective and could subsequently prove to have been wrong, potentially by significant amounts.
The Fund’s and the Master Fund’s securities valuation and pricing services policies and procedures (the “Valuation Procedures”) provide that valuations for Investment Funds will be determined based in part on estimated valuations provided by Investment Fund Managers and also on valuation determinations made by the Adviser pursuant to a valuation methodology that incorporates general private equity pricing principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay, under the general supervision of the Board and the Master Fund Board. The Adviser seeks to maintain accurate Investment Fund valuations by undertaking a detailed assessment of an Investment Fund’s valuation procedures prior to investing in the Investment Fund. Based on the methodology, the Adviser may adjust an Investment Fund’s periodic valuation, as appropriate. The Fund and the Master Fund run the risk that the Adviser’s valuation techniques will fail to produce the desired results. Any imperfections, errors, or limitations in any model that is used could affect the ability of the Master Fund to accurately value Investment Fund assets. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include all knowable information or the most recent information about a company, security, or market factor. In addition, the Adviser may face conflicts of interest in valuing the Fund’s and the Master Fund’s investments, as the value of the Fund’s and the Master Fund’s investments will affect the Adviser’s compensation. Moreover, Investment Fund Managers typically provide estimated valuations on a quarterly basis whereas the Adviser will consider valuations on an ongoing basis and will determine valuations on a monthly basis. While any model that may be used would be designed to assist in confirming or adjusting valuation recommendations, the Adviser generally will not have sufficient information in order to be able to confirm with certainty the accuracy of valuations provided by an Investment Fund until the Funds receive the Investment Funds’ audited annual financial statements.
An Investment Fund’s information could be inaccurate due to fraudulent activity, misevaluation, or inadvertent error. In any case, the Master Fund may not uncover errors for a significant period of time, if ever. Even if the Adviser elects to cause the Master Fund to sell its interests in such an Investment Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Investment Fund’s valuations of such interests could remain subject to such fraud or error, and the Adviser may, in its sole discretion, determine to discount the value of the interests or value them at zero.
Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund and the Master Fund if judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.
Indemnification of Investment Funds, Investment Fund Managers and Others. The Master Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds. If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund and the Master Fund could be materially adversely affected. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.
Termination of the Master Fund’s Interest in an Investment Fund. An Investment Fund may, among other things, terminate the Master Fund’s interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Master Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.
General Risks of Secondary Investments. The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.
Contingent Liabilities Associated with Secondary Investments. Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim. The Adviser does not anticipate that the Master Fund will accrue contingent liabilities with respect to secondary investments often, but each secondary investment bears the risk of being subject to contingent liabilities.
Risks Relating to Secondary Investments Involving Syndicates. The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Commitment Strategy. The Master Fund anticipates that it will maintain a sizeable cash and/or liquid assets position in anticipation of funding capital calls. The Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds.
Holding a sizeable cash and/or liquid assets position may result in lower returns than if the Master Fund employed a more aggressive “over-commitment” strategy. However, an inadequate cash position presents other risks to the Fund and the Master Fund, including the potential inability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally. Moreover, if the Master Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Investment Fund. Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow through a credit facility or other arrangements, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).
Registered Investment Companies. The Fund and the Master Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Master Fund’s investment objective and permissible under the 1940 Act or made pursuant to an exemption under the 1940 Act. Under one provision of the 1940 Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund’s total assets would be invested in securities of other registered investment companies; (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund; or (iii) more than 5% of the Master Fund’s total assets would be invested in any one registered investment company. These restrictions are applicable to the Fund as well, although there is an exception for the Fund’s holding of Master Fund Interests. Pursuant to rules adopted by the SEC, the Fund or the Master Fund may invest in excess of the above limitations if the Fund or the Master Fund and the investment company in which the Fund or the Master Fund would like to invest comply with certain conditions, including limits on control and voting, required evaluations and findings, required fund investment agreements and limits on complex fund of funds structures. Other provisions of the 1940 Act are less restrictive provided that the Master Fund or Fund is able to meet certain conditions. The above limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.
The Master Fund or Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund.
Cash, Cash Equivalents, Investment Grade Bonds and Money Market Instruments. The Master Fund, the Fund, and Investment Funds may invest, including for defensive purposes, some or all of their respective assets in high quality fixed-income securities, money market instruments, money market mutual funds, and other short-term securities, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances. In addition, the Master Fund, the Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds, and the Master Fund will retain cash or cash equivalents in sufficient amounts to satisfy capital calls from Investment Funds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Repurchase Agreements. The Master Fund and Investment Funds may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price typically is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a fund and afford a Fund the opportunity to earn a return on temporarily available cash. The Funds do not have percentage limitations on how much of their total assets may be invested in repurchase agreements. The Funds typically may also use repurchase agreements for cash management and temporary defensive purposes. A Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the Investment Fund Manager believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While in some cases the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.
In certain instances, a Fund may engage in repurchase agreement transactions that are novated to the Fixed Income Clearing Corporation (“FICC”). FICC acts as the common counterparty to all repurchase transactions that enter its netting system and guarantees that participants will receive their cash or securities collateral (as applicable) back at the close of repurchase transaction. While this guarantee is intended to mitigate counterparty/credit risk that exists in the case of a bilateral repurchase transaction, the Fund is exposed to risk of delays or losses in the event of a bankruptcy or other default or nonperformance by the FICC or the FICC sponsoring member through which the Fund acts in connection with such transactions.
Control Positions. Investment Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position. If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.
Access to Secondary Investments. The Fund and the Master Fund are registered as investment companies under the 1940 Act and are subject to certain restrictions under the 1940 Act, and certain tax requirements, among other restrictions, that limit the Master Fund’s ability to make secondary investments, as compared to a fund that is not so registered. Such restrictions may prevent the Master Fund from participating in (or increasing its share of) certain favorable investment opportunities, or may lead to a lack of exposure to a certain type of investment for certain periods of time. The Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as RICs under the Code can limit their ability to acquire or continue to hold positions in secondary investments that would otherwise be consistent with their investment strategy. The Master Fund incurs additional expenses (compared to a fund that is not registered under the 1940 Act) in determining whether an investment is permissible under the 1940 Act and in structuring investments to comply with the 1940 Act, which reduces returns to investors in the Master Fund, and correspondingly, the Fund.
Market Disruption and Geopolitical Risk. The Fund and the Master Fund are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID‑19 pandemic, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non‑U.S.

and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of investments made by the Investment Funds.
The COVID‑19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre‑existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID‑19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID‑19, or the efficacy or utilization of any therapeutic treatments and vaccines for COVID‑19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID‑19 pandemic, or any actions taken to contain or address the pandemic, on the Fund, the financial markets, and the economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, supply chain disruptions and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Investment Funds.
Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of the Fund’s investments. The United Kingdom (the “UK”) left the European Union (“EU”) (commonly known as “Brexit”) on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the UK from the EU and the arrangements that will apply to the UK’s relationship with the EU and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.
Additionally, in March 2023, the shutdown of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.
Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at disadvantageous times. Events such as these and their impact on the Fund and the Master Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Cyber Security Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Fund and the Master Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund, the Master Fund, the Investment Funds, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or the Investors. For instance, cyber-attacks may interfere with the processing of Investor transactions, affect the Fund’s ability to calculate its NAV, cause the release of private Investor information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund or Master Fund assets and transactions, Investor ownership of Units, and other data integral to the functioning of the Fund or Master Fund inaccessible or inaccurate or incomplete. The Fund and the Master Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. The Fund and the Investors could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. The Fund and the Master Fund rely on third-party service providers for many of their day‑to‑day operations, and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund or the Master Fund from cyber-attack. Any problems relating to the performance and effectiveness of security procedures used by the Fund and the Master Fund or third-party service providers to protect the Fund’s and the Master Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption and telephone call-backs, may have an adverse impact on an investment in the Fund or the Master Fund. The Adviser does not control the cyber security plans and systems put in place by third-party service providers and such third-party service providers may have limited indemnification obligations to the Adviser or the Fund. Similar types of cyber security risks also are present for the Investment Funds and other issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the investments of the Investment Funds to lose value.
Other Risks
Investing in the Fund involves risks other than those associated with investments made by the Investment Funds. Some of these risks are described below:
Incentive Allocation Arrangements. Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a clawback. These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.
Availability of Investment Opportunities. The business of identifying and structuring investments of the types contemplated by the Fund and the Master Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate. The Fund and Master Fund will compete for attractive investments with other prospective Investors and there can be no assurance that the Adviser will be able to identify, gain access to, or complete attractive investments, that the investments which are ultimately made will satisfy all of the Fund’s or Master Fund’s objectives, or that the Fund or Master Fund will be able to fully invest its assets. Other investment vehicles managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking. Consistent with the Adviser’s allocation policies, the Adviser will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles. Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty. Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.
The Adviser may sell the Master Fund’s holdings of certain of its investments at different times than similar investments are sold by other investment vehicles advised by the Adviser, particularly if significant redemptions in the Fund occur, which could negatively impact the performance of the Master Fund and the Fund.
Inadequate Return. No assurance can be given that the returns on the Fund’s investments will be proportionate to the risk of investment in the Fund. Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.
Inside Information. From time to time, the Master Fund, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non‑public information concerning an entity or issuer in which the Master Fund or an Investment Fund has invested or may invest. The possession of such information may limit the Master Fund’s or the Investment Fund’s ability to buy or sell securities of the issuer.
Recourse to the Fund’s Assets. The Fund’s assets, including any investments made by the Master Fund and any interest in the Investment Funds held by the Fund through the Master Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.
Possible Exclusion of Investors Based on Certain Detrimental Effects. The Fund may repurchase Fund Units held by an Investor or other person acquiring Units from or through an Investor, if: (i) the Units have been transferred in violation of the LLC Agreement or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor); (ii) any transferee does not meet any investor eligibility requirements established by the Fund from time to time; (iii) ownership of the Units by the Investor or other person likely will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iv) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, the Master Fund, the Adviser or the Sponsor, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (v) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (vi) the Investor is subject to special laws or regulations, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vii) the Investor’s investment balance falls below $25,000 or the amount the Board determines from time to time to be a minimum investment in the Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Fund; or (viii) the Fund or the Board determines that the repurchase of the Units would be in the interest of the Fund. These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.
Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies. The Adviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of the Investment Funds and/or co‑investments and Investment Funds may make investments in a limited number of Portfolio Companies. In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund. In addition, the Fund, through the Master Fund, may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy. In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Master Fund’s assets were invested more broadly among Investment Funds pursuing various investment strategies.
Placement Risk. It is expected that many Investors will invest in the Fund with RIAs. When a limited number of RIAs represents a large percentage of Investors, actions recommended by the RIAs may result in significant and undesirable variability in terms of Investor subscription or tender activity. Additionally, it is possible that if a matter is put to a vote at a meeting of Investors, clients of a single RIA may vote as a block, if so recommended by the RIA.
Tax Risks. Special tax risks are associated with an investment in the Fund. Each of the Fund and the Master Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code. As such, the Fund and the Master Fund must satisfy, among other requirements, diversification and 90% gross income requirements, and a requirement that it distribute at least 90% of its investment company taxable income and net short-term gains in the form of deductible dividends. Because the Fund will invest substantially all its assets in the Master Fund, if the Master Fund were to fail to satisfy such requirements, the Fund itself would be unable to satisfy the diversification requirement, and would thus be ineligible for treatment as a RIC.
Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Investment Funds in which the Master Fund is invested. However, Investment Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Master Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Investment Funds in which the Master Fund can invest.
Investment Funds and co‑investments classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test, described below. In order to meet the 90% gross income test, the Master Fund may structure its investments in a manner that potentially increases the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount or sources of such an Investment Fund’s or co‑investment’s income until such income has been earned by the Investment Fund or co‑investment or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.
The Master Fund intends to invest a portion of its assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non‑U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund.
In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non‑diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non‑diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund or co‑investment that limit utilization of this cure period. See “Certain Tax Considerations – Taxation of the Fund – Qualification for and Treatment as a Regulated Investment Company.”
If the Master Fund were to fail to satisfy the asset diversification or other RIC requirements, absent a cure, it would lose its status as a RIC under the Code, in which case the Fund would lose its status as a RIC. Such loss of RIC status could affect the amount, timing and character of the Fund’s distributions and would cause all of the Master Fund’s and the Fund’s taxable income to be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund’s current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a significant adverse effect on the value of the Fund’s Units.
Each of the Fund and the Master Fund must distribute at least 90% of its investment company taxable income, in a manner qualifying for the dividends-paid deduction, to qualify as a RIC, and must distribute substantially all its income in order to avoid a fund-level tax. In addition, if the Fund or the Master Fund were to fail to distribute in a calendar year a sufficient amount of its income for such year, it will be subject to an excise tax. The determination of the amount of distributions sufficient to qualify as a RIC and avoid a fund-level income or excise tax will depend on income and gain information that must be obtained from the underlying Investment Funds. The Master Fund’s investment in Investment Funds and co‑investments will make it difficult to estimate the Master Fund’s and thus the Fund’s income and gains in a timely fashion. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be liable for a 4% excise tax, and it is possible that the Fund will also be liable for such tax. See “Certain Tax Considerations.”
The Master Fund may directly or indirectly invest in Investment Funds, co‑investments or Portfolio Companies located outside the United States. Such Investment Funds, co‑investments or Portfolio Companies may be subject to withholding taxes or other taxes in such jurisdictions with respect to their investments or operations, as applicable. In addition, adverse U.S. federal income tax consequences can result by virtue of certain foreign investments, including potential U.S. withholding taxes on foreign investment entities with respect to their U.S. investments and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as “passive foreign investment companies” See “Certain Tax Considerations—Passive Foreign Investment Companies.”
Senior Secured Loans. Senior secured loans are of a type generally incurred by the obligors thereunder in connection with highly leveraged transactions, often (although not exclusively) to finance internal growth, acquisitions, mergers and/or stock purchases. As a result of, among other things, the additional debt incurred by the obligor in the course of such a transaction, the obligor’s creditworthiness is often judged by the rating agencies to be below investment grade. Senior secured loans are typically at the most senior level of the capital structure. Senior secured loans are generally secured on shares in certain group companies and may also be secured by specific collateral or guarantees, including but not limited to, trademarks, patents, accounts receivable, inventory, equipment, buildings, real estate, franchises and common and preferred stock of the obligor and its subsidiaries. Senior secured loans usually have shorter terms than more junior obligations and often require mandatory prepayments from excess cash flow, asset dispositions and offerings of debt and/or equity securities on a priority basis.
Although any particular senior secured loan often will share many similar features with other loans and obligations of its type, the actual terms of any particular senior secured loan will have been a matter of negotiation and will thus be unique. The types of protection afforded to creditors will therefore vary from investment to investment. Because of the unique nature of a loan agreement, and the private syndication of the loan, leveraged loans are generally not as easily purchased or sold as publicly traded securities.
An interest in a non‑investment grade loan is generally considered speculative in nature and may become a defaulted obligation for a variety of reasons. Upon any investment becoming a defaulted obligation, such defaulted obligation may become subject to either substantial workout negotiations or restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal and a substantial change in the terms, conditions and covenants with respect of such defaulted obligation. In addition, such negotiations or restructuring may be quite extensive and protracted over time, and therefore may result in uncertainty with respect to ultimate recovery on such defaulted obligation. The liquidity for defaulted obligations may be limited, and to the extent that defaulted obligations are sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. Consequently, the fact that a loan is secured does not guarantee that an Investment Fund will receive principal and interest payments according to the loan’s terms, or at all, or that an Investment Fund will be able to collect on the loan should it be forced to enforce its remedies.
Mezzanine and Other Subordinated Debt, Unsecured Debt, Low/Unrated Debt Risks. Certain investments (or a portion thereof) may be made in certain high-yield securities known as mezzanine investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Mezzanine investments can be lower-rated, unsecured and generally subordinate to other obligations of the issuer.

Mezzanine investments share all of the risks of other high yield securities and are subject to greater risk of loss of principal and interest than higher-rated securities, especially in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of those securities may tend to fluctuate more than those for higher-rated securities.
There are additional risks associated with second-lien or other subordinated loans. In the event of a loss of value of the underlying assets that collateralize the loans, the subordinate portions of the loans may suffer a loss prior to the more senior portions suffering a loss. If a borrower defaults and lacks sufficient assets to satisfy the loan, the Master Fund may directly or indirectly suffer a loss of principal or interest. If a borrower defaults on the loan or on debt senior to the loan, or in the event of the bankruptcy of a borrower, the loan will be satisfied only after all senior debt is paid in full. Similarly, in the event of default on an unsecured loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for an unsecured holder and therefore result in a direct or indirect loss of investment. Unsecured loans also generally have greater price volatility than secured loans and may be less liquid.
Equity Securities, Warrants, Convertible Securities. In addition to the Master Fund’s investment in Investment Funds and otherwise, the Master Fund may invest in equity securities that fall within the definition of “subordinated debt investments” or may receive equity securities or warrants rights as a result of its debt investments. As with other investments, the value of equity securities held by the Master Fund may be adversely affected by actual or perceived negative events relating to the issuer of such securities, the industry or geographic areas in which such issuer operates or the financial markets generally; however, equity securities may be even more susceptible to such events given their subordinate position in the issuer’s capital structure, thus subjecting them to greater price volatility. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options, the terms of which may limit the Master Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Master Fund would otherwise wish.
The Master Fund may also invest in convertible securities, which have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non‑convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Master Fund is called for redemption, the Master Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Master Fund’s ability to achieve its investment objective.
Special Situations. The Master Fund may make investments in Investment Funds or with respect to an obligor involved in (or the target of) acquisition attempts or tender offers, or companies involved in spin-offs and similar transactions. In any investment opportunity involving any such type of business enterprise, there exists the risk that the transaction in which such business enterprise is involved will either be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Master Fund may be required to sell its investment at a loss. In connection with such transactions (or otherwise), the Master Fund may purchase securities on a when-issued basis, which means that delivery and payment take place sometime after the date of the commitment to purchase and are often conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, reorganization or debt restructuring. The purchase price or interest rate receivable with respect to a when issued security is fixed when the Master Fund enters into the commitment. Such securities are subject to changes in market value prior to their delivery.
The success of an Investment Fund’s activities will typically depend on the ability of the relevant Investment Fund Manager to identify attractive investment opportunities, enhance Portfolio Company value and to see when target improvements/value is reached. The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective Investors should read this entire Prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s and the Master Fund’s investment programs change or develop over time, or market conditions change or develop, an investment in the Fund may be subject to risk factors not described in this Prospectus.
No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective.
CONFLICTS OF INTEREST
The Adviser
The Adviser or its affiliates provide or may provide investment advisory and other services to various entities. The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, “Other Accounts”). The Fund and the Master Fund have no interest in these activities. The Adviser, its affiliates and the Distributor may receive payments from private equity sponsors in connection with such activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Master Fund’s and Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund and the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund, the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.
There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Master Fund’s or Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund or Fund, or vice versa. In allocating investments among the Master Fund, the Fund, and Other Accounts, the Adviser will consider the appropriateness of a particular investment opportunity in light of the investment objectives, strategies, and liquidity needs of the Master Fund, Fund, and Other Accounts and will follow its allocation policies and procedures in order to minimize conflicts of interest.
The Adviser or Distributor may compensate, from its own resources, Selling Agents in connection with the distribution of Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients, and the inclusion on preferred provider lists. Such Selling Agents may be affiliated with the Fund, the Master Fund or the Adviser. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser or Distributor and such Selling Agents. Each Selling Agent also may charge Investors, at the Selling Agent’s discretion, a distribution fee based on the purchase price of Fund Units purchased by the Investor, and with respect to the Class 5 Units, a Selling Agent may receive the 3.5% upfront sales load. All or a portion of such compensation may be paid by the Selling Agent to the financial advisory personnel involved in the sale of Units. As a result of the various payments that Selling Agents may receive from Investors and the Adviser or Distributor, the amount of compensation that a Selling Agent may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a Selling Agent to recommend the Fund over another investment product.
Selling Agents may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Master Fund, the Adviser, Investment Funds, or Portfolio Companies, or investment vehicles managed or sponsored by the Adviser or Investment Fund Managers, may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to, a Selling Agent. As such, certain conflicts of interest may exist between such persons and a Selling Agent. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.
Selling Agents may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund, the Master Fund or an Investment Fund. Such entities may compete with the Fund, the Master Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities. Selling Agents that invest in an Investment Fund or a Portfolio Company may do so on terms that are more favorable than those of the Fund or the Master Fund.
Selling Agents that act as selling agents for the Fund or the Master Fund also may act as selling agents for an Investment Fund in which the Master Fund invests and may receive compensation in connection with such activities. Such compensation would be in addition to the fees described above. A Selling Agent may pay all or a portion of the fees paid to it to certain of its affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund. Such fee arrangements may create an incentive for a Selling Agent to encourage investment in the Fund, independent of a prospective Investor’s objectives.
A Selling Agent may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund, the Master Fund or an Investment Fund. A Selling Agent may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, the Master Fund, an Investment Fund or a Portfolio Company. A Selling Agent may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, the Master Fund, an Investment Fund or a Portfolio Company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or adviser, investment sub‑adviser, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender. A Selling Agent is expected to provide certain of such services to the Fund and the Master Fund in connection with the Fund and the Master Fund obtaining a credit facility, if any.
In addition, issuers of securities held by the Fund, the Master Fund or an Investment Fund may have publicly or privately traded securities in which a Selling Agent is an investor or makes a market. The trading activities of Selling Agents generally will be carried out without reference to positions held by the Fund, the Master Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a Selling Agent having an interest in the issuer adverse to the Fund, the Master Fund or the Investment Fund. No Selling Agent is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund, the Master Fund or an Investment Fund has an interest.
A Selling Agent may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund, the Master Fund or an Investment Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, the Master Fund or the Investment Fund, including with respect to fees and the right to receive information.
Participation in Investment Opportunities
Directors, principals, officers, employees, and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund or co‑investment in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts (“Investment Fund Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund or co‑investment.

Other Matters
An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions. Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers, or employees of the foregoing, may give rise to additional conflicts of interest.
The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund or Fund, except that (i) the Adviser and its affiliates may invest in the Fund and the Master Fund, and (ii) the Master Fund may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Master Fund or Fund. The transactions referred to in (ii) above would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.
Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.
MANAGEMENT OF THE FUND
Board of Directors
The Fund has a Board, currently consisting of Kurt Keilhacker, Eric Rakowski, Victoria Sassine and Garret W. Weston, which supervises the conduct of the Fund’s affairs. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Messrs. Keilhacker and Rakowski and Ms. Sassine are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund, and Mr. Weston is an “interested person” of the Fund. There is no stated term of office for Directors. Each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. Each officer holds office at the pleasure of the Board. The Master Fund’s Board of Directors, which currently has the same composition as the Board of the Fund, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund’s investors, including the Fund. References herein to the “Board” refer to the Board of Directors of the Fund or the Master Fund, as appropriate, and references herein to “Directors” refer to the Directors of the Fund or the Master Fund, as appropriate.
The Adviser
Pantheon Ventures (US) LP serves as the Fund’s and Master Fund’s investment adviser. The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of December 31, 2022, the Adviser had approximately $92.8 billion in assets under discretionary or non‑discretionary management or advice and is an adviser to pooled investment vehicles, pension and profit sharing plans, charitable organizations and other entities. Affiliated Managers Group, Inc. (“AMG”), a publicly-traded company, indirectly owns a majority of the interests of the Adviser. AMG (NYSE: AMG) is a global asset management company with equity investments in leading boutique investment management firms.
The Adviser serves as investment adviser to the Fund and the Master Fund pursuant to investment advisory agreements entered into between the Fund and the Adviser and the Master Fund and the Adviser (the “Investment Management Agreements”). The Directors have engaged the Adviser to provide investment advice to the Fund and the Master Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board. The Adviser allocates the Master Fund’s assets and monitors regularly each Investment Fund and co‑investment to determine whether its investment program is consistent with the Master Fund’s and Fund’s investment objective and whether the Investment Fund’s or co‑investment’s investment performance and other criteria are satisfactory. The Adviser may purchase and sell Investment Funds and co‑investments and select additional

Investment Funds and co‑investments, subject in each case to the ultimate supervision of, and any policies established by, the Board. A discussion of the basis for each Board’s approving the Investment Management Agreement is incorporated by reference to the section of each Fund’s annual report titled “Approval of Investment Management Agreement.” A copy of each of the Fund’s and the Master Fund’s annual report may be obtained without charge upon request.
Additional Information About the Master Fund’s Wholly-Owned Subsidiaries
The Master Fund intends to invest a portion of its assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes, provided that no more than 25% of the Master Fund’s total assets may be invested in the Corporate Subsidiary at any quarter end of the Master Fund’s taxable year. The Master Fund also intends to invest a portion of its assets in the Lead Fund, a Delaware limited liability company that has elected to be treated as a disregarded entity for U.S. federal income tax purposes.
Each Subsidiary is overseen by its own board of directors. Each Subsidiary’s board of directors currently has the same composition as the Board and the Master Fund Board. The Adviser provides investment advisory services to each Subsidiary pursuant to a separate investment management agreement, which has substantially the same terms and provisions as the Fund’s and Master Fund’s investment management agreements. In consideration of the management fee payable to the Adviser under the investment management agreement between the Adviser and each Subsidiary, the Adviser has agreed to waive the portion of the investment management fee that the Adviser otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Adviser under each Subsidiary’s investment management agreement with the Adviser with respect to such month.
In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Master Fund. The financial statements of each Subsidiary are consolidated with those of the Master Fund.
A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non‑U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary.
The offices of the Adviser are located at 555 California Street, Suite 3450, San Francisco, California 94104, and its telephone number is (415) 249‑6200.
Pantheon
The Adviser is an affiliate of Pantheon Ventures (UK) LLP (“Pantheon UK”), Pantheon Holdings Limited (“Pantheon Holdings”), Pantheon Ventures, Inc. (“Pantheon Ventures”), and Pantheon Ventures (HK) LLP (“Pantheon HK”) (together with the Adviser, each of their respective subsidiaries, subsidiary undertakings, successors and assigns, collectively “Pantheon”).
Pantheon is a leading international private equity fund investor that has been delivering private equity solutions across a broad range of geographies and strategies for over 30 years. Pantheon’s investment strategies include primary fund, secondary fund, co‑investment, infrastructure, and customized programs.
Investment Management Agreement
Pursuant to the Investment Management Agreements, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund and the Master Fund. Each Investment Management Agreement is terminable without penalty, on sixty (60) days’ prior written notice by the applicable Board, by vote of a majority of the outstanding voting securities of the Master Fund or Fund, as applicable, or by the Adviser. Each Investment Management Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Master Fund or Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Directors who are not “interested persons” of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).
The contractual terms of the Fund’s Investment Management Agreement with the Adviser are substantially the same as the terms of the Master Fund’s Investment Management Agreement with the Adviser, except that the Adviser will waive, under separate agreement, the management fee payable by the Fund under the Fund’s Investment Management Agreement. In consideration of the management services provided by the Adviser to the Master Fund, the Master Fund will pay the Adviser, out of the Master Fund’s assets, the management fee at the annual rate of 0.70% of the Master Fund’s net asset value, calculated prior to giving effect to the payment of such management fee and prior to the deduction of any other asset-based fees (e.g., any administration fee) payable by the Master Fund to either the Adviser or the Sponsor and prior to giving effect to any purchases or repurchases of interests of the Master Fund or any distributions by the Master Fund occurring as of or around the end of the month. Furthermore, the Adviser will charge a management fee to each Subsidiary, but the Adviser will also waive, under separate agreement, a portion of the management fee that the Adviser otherwise would have been entitled to receive with respect to any particular month from the Master Fund in an amount equal to the investment management fee paid to the Adviser under each Subsidiary’s investment management agreement with the Adviser with respect to such month. A discussion of the factors considered by the Board in renewing the Investment Management Agreement for an additional year is set forth in the Fund’s semi-annual report to Investors for the six‑month period ended September 30.
The Investment Management Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties to the Master Fund or the Fund, as applicable, the Adviser will not be liable to the Master Fund or the Fund, as the case may be, or any investor of the Master Fund or Fund, as the case may be, for any for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreements. The Investment Management Agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund and the Master Fund of the Adviser, its affiliates, and any of their respective partners, members, directors, officers, employees, or investors (each, an “Indemnitee”), against any claim, liability, damage, loss, cost, or expense incurred by the Indemnitee that arise out of or in connection with the performance or non‑performance of any of the Adviser’s responsibilities under the applicable Investment Management Agreement, provided that the Indemnitee acted in good faith and not opposed to the best interests of the Master Fund or Fund, as applicable, and the claim, liability, damage, loss, cost, or expense is not incurred by reason of the Indemnitee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations to the Master Fund or Fund, as applicable.
Portfolio Management
While the Adviser’s investment committee reviews and approves all investments made by the Fund and the Master Fund, the below portfolio managers are jointly and primarily responsible for the day‑to‑day management of the Fund and the Master Fund’s portfolio and share equal responsibility and authority for managing the Fund and the Master Fund’s portfolio.
Susan Long McAndrews. Susan joined Pantheon in 2002. Prior to joining Pantheon, Susan was a principal at Capital Z Partners in Asia. In addition, she was a director at Russell Investments from 1995 to 1998 in its private equity group. Susan received a BA from the University of North Carolina at Chapel Hill in International Studies and Economics and an MA from Stanford University in International Policy Studies. Susan is based in San Francisco and has served as a portfolio manager of the Fund since its inception in October 2014.
Dennis McCrary. Dennis joined Pantheon in 2007. Dennis was previously the head of the U.S. Partnership Team at Adams Street Partners. Previously, Dennis held several investment banking and principal investing positions during a 20‑year career with Bank of America and Continental Bank. Dennis received an MBA from the University of Michigan and a BA from Michigan State University. Dennis is based in San Francisco and Chicago and has served as a portfolio manager of the Fund since its inception in October 2014.
Brian Buenneke. Brian joined Pantheon in 2004. Prior to joining Pantheon, Brian spent seven years at HarbourVest Partners, Duke Street Capital and Paul Capital Partners. Brian holds an AB in government from Dartmouth College and a MBA from the Kellogg School of Management at Northwestern University. Brian is based in San Francisco and has served as a portfolio manager of the fund since November 2016.
Evan Corley. Evan joined Pantheon in 2004. Prior to joining Pantheon, Evan worked at Polaris Venture Partners in Boston and JP Morgan in London. Evan holds a BS in Business Administration, with a concentration in finance and economics, from Boston University’s School of Management. Evan is based in San Francisco and has served as a portfolio manager of the Fund since April 2018.
Kevin Dunwoodie. Kevin joined Pantheon in 2008. Prior to joining Pantheon, Kevin worked at Morgan Stanley in New York where he spent over a year as an Associate in the firm’s strategy and execution group. Before joining Morgan Stanley, Kevin spent two years at Pacific Corporate Group in La Jolla as a Private Equity Analyst and, prior to that, two years at Deutsche Bank Alex Brown as an Investment Banking Analyst in the firm’s consumer group. Kevin graduated Magna Cum Laude with a finance degree from the University of Notre Dame, earned his MBA from Harvard Business School and is a CFA charterholder. Kevin is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.
Kathryn Leaf. Kathryn joined Pantheon in 2008. Prior to joining Pantheon, Kathryn was with GIC Special Investments. Before that, Kathryn was responsible for direct investments at Centre Partners, a New York-based private equity firm. Kathryn holds a BA and MA in Modern Languages from Oxford University. Kathryn is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.
Jeff Miller. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeff is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.
Rudy Scarpa. Rudy joined Pantheon in 2007. Prior to joining Pantheon, Rudy was previously a partner at Coller Capital where he was a key member of the senior team. Prior to Coller Capital, Rudy worked at Thomas H. Lee Putnam Ventures, Merrill Lynch and Skadden Arps. Rudy received his BS at Indiana University and his JD from New York University School of Law. Rudy is based in New York and has served as a portfolio manager of the Fund since February 2019.
Rakesh (Rick) Jain. Rick joined Pantheon in 2019. Prior to joining Pantheon, Rick was managing director and an investment committee member at Star Mountain, where he led the direct investment business. Rick previously held several senior principal investment positions across asset managers and boutique investment firms including Citigroup, Stone Tower Equity Partners and Green Brook Capital Management. Rick received a Bcom in Economic and Finance from McGill University. Rick is based in New York and has served as a portfolio manager of the Fund since June 2023.
Other Service Providers to the Fund and Master Fund
Administrator
AMG Funds LLC (the “Administrator”) serves as the Administrator for the Fund. The Administrator’s principal business address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Administrator is an indirect, wholly-owned subsidiary of AMG. As a result of its affiliation with AMG, the Administrator is an affiliate of the Adviser. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (the “Administration Fee”), calculated prior to giving effect to the payment of the

Administration Fee and prior to the deduction of any other asset-based fees (e.g., the management fee, the Distribution and/or Service Fee and any other administration fee).
The Administrator maintains certain of the Fund’s and Master Fund’s accounts, books, and other documents required to be maintained under the 1940 Act at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other such accounts, books, and other documents are maintained at the offices of the Adviser (555 California Street, Suite 3450, San Francisco, California 94104 or 11 Times Square, 35th Floor, New York, New York 10036), or the Custodian (6023 Airport Road, Oriskany, New York 13424).
Transfer Agent
BNY Mellon Investment Servicing (US) Inc., P.O. Box 534417, Pittsburgh, Pennsylvania 15253-4417, serves as Transfer Agent to the Fund. The Transfer Agent performs certain transfer agency, recordkeeping, fund accounting, and investor services for the Fund.
Custodian
The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 6023 Airport Road, Oriskany, New York 13424, serves as a custodian and fund accounting agent for the Fund and Master Fund. The Custodian is responsible for holding all cash assets and portfolio securities of the Fund and the Master Fund in connection with the Fund’s and the Master Fund’s investments, releasing and delivering assets as directed by the Fund and the Master Fund, maintaining bank accounts in the names of the Fund and the Master Fund, receiving for deposit into such accounts payments for units of the Fund and the Master Fund, collecting income and other payments due the Fund and the Master Fund with respect to investments, paying out monies of the Fund and the Master Fund, and providing certain fund accounting services to the Fund and the Master Fund.
The Custodian may maintain custody of the Fund’s assets with domestic and foreign sub‑custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency, or omnibus customer account of such custodian.
The Distributor and Distribution Arrangements
AMG Distributors, Inc. (the “Distributor”) acts as the distributor of the Fund’s Units on a best efforts basis. The Distributor’s principal address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Distributor is a wholly-owned subsidiary of the Administrator.
The Class 2, Class 3 and Class 4 Units are publicly offered at current NAV per unit. The Class 5 Units are publicly offered at current NAV per unit, plus a maximum sales load of up to 3.50%. The sales load will be deducted out of the Investor’s subscription amount, and will not constitute part of an Investor’s capital contribution to the Fund or part of the assets of the Fund. The Distributor is not obligated to buy from the Fund any of the Units and does not intend to make a market in the Units. The Fund is not obligated to sell any Units that have not been placed with Investors that meet all applicable requirements to invest in the Fund. Investors should consult with their financial intermediaries about any additional fees or charge they might impose.
The Fund will pay the Distributor a Distribution and/or Service Fee at an annual rate of 0.50% of the net assets of the Class 2 Units, 0.25% of the net assets of the Class 3 Units and 1.00% of the net assets of the Class 5 Units as of the end of each month, calculated prior to giving effect to the payment of the Distribution and/or Service Fee and prior to the deduction of any other asset-based fees (e.g., the management fee and any administration fee), for distribution and investor services provided to Investors of each applicable Class (such as responding to Investor inquiries and providing information regarding investments in the Fund; processing purchase, exchange, and redemption requests by beneficial owners; placing orders with the Fund or its service providers; providing sub‑accounting with respect to Units beneficially owned by Investors; and processing dividend payments for the Fund on behalf of Investors). The Fund will also pay the Distributor an ongoing distribution and/or service fee with respect to the Class 1 units of the Fund, which are offered in a separate prospectus. The Distributor may pay all or a portion of the Distribution and/or Service Fee to one or more sub‑distributors (“Sub‑Distributors”) or Selling Agents that provide distribution and investor services to Investors. The Distributor has appointed Pantheon Securities, LLC as a Sub‑Distributor under a sub‑distribution agreement pursuant to which Pantheon Securities, LLC may carry out certain of the Distributor’s obligations in return for a portion of the Distribution and/or Service Fee.
With respect to Class 2, Class 3, and Class 5 Units, the Fund pays the Distribution and/or Service Fees (as applicable) pursuant to its Distribution and Service Plan, which it has voluntarily adopted and implemented in conformity with Rule 12b‑1. In conformity with Rule 12b‑1, when the Distribution and Service Plan was adopted, the Board, including the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, concluded that there is a reasonable likelihood that the Distribution and Service Plan will benefit the Fund and its Investors. In further conformity with Rule 12b‑1, the Distribution and Service Plan contains the following provisions, among others: (i) quarterly reports are to be provided to the Board regarding the amounts expended under the Distribution and Service Plan and the purposes for which such expenditures were made; (ii) the Distribution and Service Plan will continue only as long as its continuance is approved at least annually by the Board and the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related to such Plan, acting in person at a meeting called for the purpose of voting on the Distribution and Service Plan; (iii) any material amendment to the Distribution and Service Plan must be approved by the Board and the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, acting in person at a meeting called for said purpose; and (iv) any amendment to increase materially the costs which the units of a Class may bear for distribution services pursuant to the Distribution and Service Plan shall be effective only upon approval by a vote of a majority of the outstanding units of such Class and by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan. The Distribution and Service Plan is terminable without penalty at any time by a vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Service Plan, or by a vote of the holders of a majority of the outstanding units of the applicable Class of the Fund.
The Adviser or the Distributor may compensate certain Selling Agents, out of its own assets and not as an additional charge to the Fund or the Master Fund, in connection with the sale and/or distribution of Units or the retention and/or servicing of Investor accounts. The level of such payments may be substantial and may be different for different Selling Agents. These payments may create incentives on the part of a Selling Agent to view the Fund favorably compared with investment funds that do not make these payments, or that make smaller payments. In addition to the above, the Adviser may compensate the Distributor, out of its own assets and not as an additional charge to the Fund or the Master Fund, in connection with the sale and/or distribution of Units or the retention and/or servicing of Investor accounts. Such Selling Agents may be affiliated with the Fund, the Master Fund or the Adviser.
Independent Registered Public Accounting Firm
KPMG LLP, 345 Park Avenue, New York, New York 10154, is the independent registered public accounting firm for the Fund and the Master Fund. KPMG LLP conducts an annual audit of the financial statements of the Fund and the Master Fund and may provide other audit, tax and related services.
Legal Counsel
Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California 94111-4006, acts as legal counsel to the Fund and the Master Fund.

FEES AND EXPENSES
Fees and Expenses
The Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund and the Master Fund. For purposes of this section, the “Master Fund” includes each Subsidiary. The Fund will bear (whether borne directly or indirectly through and in proportion to, the Fund’s interest in the Master Fund) all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Units, and any charges and fees to which the Fund is subject as an investor in the Investment Funds.
The Fund (and thus, indirectly, the Investors) will bear all expenses incurred in the business of the Fund and, through its investment in the Master Fund, a pro‑rata portion of the operating expenses of the Master Fund, including, but not limited to the following:

•
all expenses related to its investment program, including, but not limited to: (i) expenses borne indirectly through the Master Fund’s investments in the Investment Funds, or expenses borne through the Fund’s investments in the Investment Funds, if applicable in each case, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests, or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Master Fund’s or the Fund’s investments in Investment Funds or co‑investments (whether or not consummated), and enforcing the Fund’s and Master Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non‑U.S. dividends or other non‑U.S. source income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the management fee and Administration Fee;

•
any Distribution and/or Service Fees based on the net assets attributable to a Class of Units and any other distribution or service fees to be paid by the Fund pursuant to a plan adopted in accordance with Rule 12b‑1 under the 1940 Act;

•
all costs and expenses associated with the operation and registration of the Fund and the Master Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable federal or state laws;

•	fees and expenses incurred in exchange for loan administration services;

•
fees of the Independent Directors of the Fund and the independent directors of the Master Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Investors for the Fund or the Master Fund that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the expenses attributable to implementing the Fund’s and the Master Fund’s compliance program;

•
the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Directors and the Master Fund and its independent directors;

•
the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund, or the Directors or the officers of the Fund, or the Master Fund, or the directors or the officers of the Master Fund;

•	recordkeeping, custody and transfer agency fees and expenses of the Fund and the Master Fund;

•
all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors or potential investors or the Master Fund’s investors or potential investors;

•
all expenses of computing the Fund’s and the Master Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s and the Master Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Fund or the Master Fund and any custodian, or other agent engaged by the Fund or the Master Fund;

•
fees of custodians, other service providers to the Fund or the Master Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services to the Fund or the Master Fund;

•
any extraordinary expenses, including, without limitation, litigation or indemnification expenses, excise taxes and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors or investors of the Master Fund;

•	all taxes to which the Fund or the Master Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non‑U.S. jurisdictions; and

•	such other types of expenses as may be approved from time to time by the Board or the Master Fund Board.
Except as set forth in the Investment Management Agreements, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund or from the Master Fund for any of the above expenses that the Adviser pays on behalf of the Master Fund.
The Fund will bear certain ongoing offering costs associated with the Fund’s continuous offering of Units (mostly filing and printing expenses). Offering costs cannot be deducted for tax purposes by the Fund or the Fund’s Investors.
The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund. Investment Fund Managers generally assess asset-based fees to, and receive incentive-based allocations from, the Investment Funds. As a result, the investment returns of the Investment Funds will be reduced. As an investor in the Investment Funds, the Master Fund, and therefore the Fund, will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Fund Managers.
Expense Limitation and Reimbursement Agreement
The Adviser has entered into an “Expense Limitation and Reimbursement Agreement” with the Fund, the Master Fund and each Subsidiary (for purposes of this section, the Master Fund and the Subsidiaries are referred to collectively as the “Underlying Funds”) to waive the management fee payable by the Underlying Funds and pay or reimburse the Fund’s expenses (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds) such that the Fund’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 1.45% per annum of the Fund’s net assets as of the end of each calendar month (the “Expense Cap”). “Excluded Expenses” is defined to include (i) the Fund’s proportional share of (a) fees, expenses, allocations, carried interests, etc. of the private equity investment funds and co‑investments in portfolio companies in which any Underlying Fund invests (including all acquired fund fees and expenses); (b) transaction costs, including legal costs and brokerage commissions, of any Underlying Fund associated with the acquisition and disposition of primary interests, secondary interests, co‑investments, ETF investments, and other investments; (c) interest payments incurred by any Underlying Fund, (d) fees and expenses incurred in connection with any credit facilities obtained by any Underlying Fund; (e) taxes of any Underlying Fund; (f) extraordinary expenses of any Underlying Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (g) fees and expenses billed directly to a Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (h) fees and expenses billed directly to a Subsidiary for custody and fund administration services provided to the Subsidiary; and (ii) (a) any investment management fee paid by the Fund; (b) acquired fund fees and expenses of the Fund; (c) transaction costs, including legal costs and brokerage commissions, of the Fund; (d) interest payments incurred by the Fund; (e) fees and expenses incurred in connection with any credit facilities obtained by the Fund; (f) the Distribution and/or Service Fees (as applicable) paid by the Fund; (g) taxes of the Fund; and (h) extraordinary expenses of the Fund (as determined in the sole discretion of the Adviser), which may include non‑recurring expenses such as, for example, litigation expenses and shareholder meeting expenses. Expenses that are subject to the Expense Limitation and Reimbursement Agreement include, but are not limited to, each Underlying Fund’s investment management fee, the Funds’ administration, custody, transfer agency, recordkeeping, fund accounting and investor services fees, the Funds’ professional fees (outside of professional fees related to transactions), the Funds’ organizational costs and fees and expenses of Fund Directors. To the extent that the Fund’s total annual operating expenses for any month exceed the Expense Cap, the Adviser will pay or reimburse the Fund for expenses and/or waive the management fee payable by any of the Underlying Funds to the extent necessary to eliminate such excess. The Fund, or, with respect to the waived management fees, the applicable Underlying Funds, will be obligated to pay the Adviser all such amounts paid, waived, or reimbursed by the Adviser pursuant to the Expense Cap, provided that (A) the amount of such additional payment in any year, together with all expenses of the Fund (whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds), in the aggregate, would not cause the Fund’s total annual operating expenses, whether borne directly or indirectly through and in proportion to the Fund’s direct or indirect interest in the Underlying Funds, exclusive of Excluded Expenses, in any such year to exceed the lesser of any expense limitation in place at the time of payment or the expense limitation in place at the time of waiver or reimbursement, (B) the amount of such additional payment shall be borne pro rata by all Fund Investors or, with respect to each Underlying Fund, by all such Underlying Fund’s unitholders, as applicable, and (C) no such additional payments by the Fund, or, with respect to any waived management fees, the applicable Underlying Fund, will be made with respect to amounts paid, waived, or reimbursed by the Adviser more than thirty‑six (36) months after the date such amounts are paid, waived, or reimbursed by the Adviser. The Expense Limitation and Reimbursement Agreement shall remain in effect until such time that the Adviser ceases to be the investment adviser of the Fund or upon mutual agreement among the Adviser and the Board of the Fund.
DESCRIPTION OF UNITS
General
The Fund is a limited liability company organized under the laws of the state of Delaware and has elected to be treated as a RIC for U.S. federal income tax purposes. The Fund is authorized to issue an unlimited number of units and may divide the units into one or more Classes. The units are currently offered in five Classes: Class 1, Class 2, Class 3, Class 4 and Class 5. This Prospectus offers Class 2, Class 3, Class 4, and Class 5 Units of the Fund. Class 1 units are offered in a separate prospectus. Each Class has separate investment minimum and fee arrangements. The members of the Fund are entitled to one vote for each unit held of the Fund (or Class thereof), on matters on which units of the Fund (or Class thereof) shall be entitled to vote. Each unit, when issued and paid for in accordance with the terms of this offering, will be fully paid and non‑assessable. Any meeting of Investors may be called by the Board or Investors holding one‑third of the total number of votes eligible to be cast by all Investors at such meeting. Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.
All units of a Class are equal as to right of repurchase by the Fund, dividends and other distributions, and voting rights and currently have no preemptive or other subscription rights.
An Investor is permitted to exchange units between Classes of the Fund, provided that the Investor’s aggregate investment meets the minimum initial investment requirements in the applicable Class, that the units of the applicable Class are eligible for sale in the Investor’s state of residence and that the units are otherwise available for offer and sale. Investors should review the prospectus for Class 1 units of the Fund to determine whether they are eligible to invest in such units. When an individual Investor cannot meet the initial investment requirements of the applicable Class, exchanges of units from one Class to the applicable Class will be permitted if such Investor’s investment is made by an intermediary that has discretion over the account and that has invested other clients’ assets in the Fund which when aggregated together with such Investor’s investment meet the initial investment requirements for the applicable Class. Investors will not be charged any fees by the Fund for such exchanges, nor shall any intermediary charge any fees for such exchanges. Additionally, the time period for determining the imposition of any early repurchase fee associated with the repurchase of an Investor’s units will not be affected by an exchange transaction. Ongoing fees and expenses incurred by a given Class will differ from those of other Classes, and an Investor receiving new units in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. Exchange transactions will be effected only into an identically registered account. Exchange transactions will not be treated as a redemption for federal income tax purposes. Investors should consult their tax advisors as to the federal, foreign, state and local tax consequences of an intra-Fund exchange. Such exchange transactions must be effected according to other applicable law. The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.
Investors are not liable for further calls or assessments, except that an Investor may be obligated to repay any funds wrongfully distributed to such Investor. The Fund will send periodic reports (including financial statements) to all Investors. The Fund does not intend to hold annual meetings of Investors. Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Units are not available in certificated form. With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers. See “Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Units.”
Except as otherwise required by any provision of the LLC Agreement or of the 1940 Act, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the total number of votes eligible to be cast by Investors that are present in person or by proxy at the meeting. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, Investors generally are entitled to share ratably in all the remaining assets of the Fund.
Except as otherwise required by any provision of the LLC Agreement or of the 1940 Act, (i) those candidates for election to be a Director receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.
Outstanding Securities as of June 1, 2023

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Class 2 Units[1]	Unlimited	0	14,617,135
Class 3 Units[2]	Unlimited	0	21,260,861
Class 4 Units[3]	Unlimited	0	8,083,589
Class 5 Units[4]	Unlimited	0	3,269,649

[1]	Prior to July 31, 2020, Class 2 was known as the Advisory Class.
[2]	Prior to July 31, 2020, Class 3 was known as the Institutional Class.
[3]	Prior to July 31, 2020, Class 4 was known as the Institutional Plus Class. Prior to October 1, 2015, the Institutional Plus Class was known as the Advisory Class.
[4]	Class 5 commenced operations on July 31, 2020.

DISTRIBUTION POLICY; DIVIDENDS
The Fund expects that dividends will be paid annually on the Units in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the Units may vary in amount depending on investment income received, the class of Units held and expenses of operation.
The Fund reserves the right to distribute to Investors substantially all of any net capital gain realized on investments on an annual basis. A distribution by the Fund potentially may be treated as a return of capital for federal income tax purposes. A return of capital is not taxable, but it reduces an Investor’s tax basis in its Units, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its Units. See “Taxes—Taxation of Investors—Distributions by the Fund” in the SAI.
The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Units.
An Investor’s dividends and capital gain distributions will be automatically reinvested if the Investor does not instruct the Administrator otherwise. An Investor who elects not to reinvest will receive both dividends and capital gain distributions in cash. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.
Units will be issued at their net asset value on the ex‑dividend date; there is no sales load or other charge for reinvestment. Investors may elect initially not to reinvest by indicating that choice on the Subscription Booklet. Investors are free to change their election at any time by contacting the Administrator. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.
The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund.
APPLICATION FOR INVESTMENT
Purchase Terms
The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month. Each prospective Investor will be required to complete a Subscription Booklet and certify that the Units being purchased are being acquired by an Eligible Investor. If available funds and the application are not received and accepted prior to the applicable Closing Date, the order will not be accepted at such Closing Date. The Fund will not be obligated to sell any Units, including Units that have not been placed with Eligible Investors. The Fund does not issue the Units purchased (and an investor does not become an Investor with respect to such Units) until the beginning of the day on the applicable purchase date, i.e., the first business day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.
Any amounts received in advance of initial or additional purchases of Units are placed in a non‑interest‑bearing escrow account prior to the amounts’ being invested in the Fund, in accordance with Rule 15c2‑4 under the Exchange Act. The purchase amount will be released from the escrow account only after the Investor’s order is accepted and then only as of the applicable purchase date. If a Subscription Booklet is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date and will be held in the escrow account by the Fund’s escrow agent until the next Closing Date. The Fund reserves the right to reject any purchase of Units in its sole and absolute discretion (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful or when the Fund believes that it cannot appropriately determine its net asset value due to market or other circumstances beyond its control). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

The Fund has registered under the Securities Act $4,500,000,000 in Class 1, Class 2, Class 3, Class 4 and Class 5 units for sale. Class 1 units of the Fund are offered in a separate prospectus. Units will be publicly offered at current NAV per unit, plus any applicable sales load. Investors purchasing Class 5 Units may be charged a sales load of up to 3.5% of the amount of the Investor’s purchase, in the manner set forth below:

Investment Amount	Sales Load
Less than $250,000	3.5%
$250,000 – $499,999	2.5%
$500,000 – $999,999	2.0%
$1,000,000 or more	0.0%
The sales load for Class 5 Units will be deducted out of the investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund. No Sales Load may be charged without the consent of the Distributor. The Distributor may elect to reduce, otherwise modify or waive the sales load with respect to any investor on behalf of: (i) purchasers for whom the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, and any affiliates of the Distributor or the Adviser; (iii) Directors and retired Directors of the Fund (including spouses, children, and parents of Directors and retired Directors); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units; (v) clients of brokers, dealers, investment advisers, financial planners or other financial services firms with which the Fund has a special arrangement; (vi) participants in an investment advisory or agency commission program under which such participant pays a fee to an investment adviser or other firm for portfolio management or brokerage services; (vii) orders placed on behalf of other investment companies that the Distributor or an affiliated company distributes; and (viii) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed (as applicable) by the Adviser, the Distributor, and any affiliates of the Adviser or the Distributor in amounts that, if combined with the new order for Units of the Fund, may qualify the purchaser for a lesser sales load (or a complete waiver of the sales load). To receive a sales load waiver in conjunction with any of the above categories, an investor must, prior to the time of purchase, inform the Fund about the investor’s eligibility for the waiver of the sales load and give the Fund sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, investors remain subject to eligibility requirements set forth in this Prospectus.
The stated minimum initial investment in the Fund is $5,000,000 for the Class 2 Units, $25,000,000 for the Class 3 Units, $50,000,000 for the Class 4 Units, and $50,000 for the Class 5 Units, and the minimum additional investment in the Fund is $10,000. Prior to July 31, 2020, the minimum initial investment in the Fund was $25,000 for the Class 2 Units, $1,000,000 for the Class 3 Units and $25,000,000 for the Class 4 Units. Existing investors and registered investment advisers that had accounts or client assets invested in the Fund and/or had a distribution relationship with the Fund as of July 31, 2020 may continue to purchase Units at the prior investment minimums. Investors should review the prospectus for Class 1 units of the Fund to determine whether they are eligible to invest in such units. The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Directors of the Fund and other funds managed by the Adviser or Sponsor, as well as their family members; current or retired officers, directors, and employees of the Adviser or Sponsor and certain participating affiliated companies of the Adviser or Sponsor; the immediate family members of any such officer, director, or employee (including parents, spouses, children, fathers/mothers‑in‑law, daughters/sons‑in‑law, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. In addition, the minimums may be reduced (in the case of minimum initial investments, to an amount no lower than $25,000) by the Fund in the discretion of the Adviser or Sponsor based on consideration of various factors, including the Investor’s overall relationship with the Adviser or Sponsor, the Investor’s holdings in other funds affiliated with the Adviser or Sponsor, and such other matters as the Adviser or Sponsor may consider relevant at the time.
To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Investor. As a result, Investors will need to identify the name, address, date of birth, and other identifying information about the Investors. If an Investor’s identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated. In addition, any other action required by law will be taken.
Eligible Investors
Units will be offered only to Eligible Investors. This means that to purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired directly or indirectly for the account of an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. An “accredited investor” includes, among other investors, a natural person who has a net worth (or a joint net worth with that person’s spouse or spousal equivalent), excluding the value of such natural person’s primary residence, immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor’s spouse or spousal equivalent in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, a natural person who holds in good standing certain qualifying (as designated by the Commission) professional certifications, designations or credentials, and certain legal entities with total assets exceeding $5 million. Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase. The Adviser may from time to time impose stricter or less stringent eligibility requirements. Investors may only purchase Units through the Distributor or through a RIA that has entered into an arrangement with the Distributor for such RIA to offer Class 2, Class 3 and Class 4 Units in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Any such RIA may impose additional eligibility requirements for Investors who purchase Units through such RIA. Notwithstanding the foregoing, the Sponsor, Adviser and Distributor retain the discretion to accept direct subscriptions for Units. Investors should review the prospectus for Class 1 units of the Fund to determine whether they are eligible to invest in such units.
REPURCHASES OF UNITS AND TRANSFERS
No Right of Redemption
No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units. No public market for Units currently exists. As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.
Periodic Repurchases
The Fund intends to provide liquidity to Investors by offering to repurchase Units pursuant to written tenders by Investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Units to be repurchased are valued by the Fund. Investors that elect to tender their Units in the Fund will not know the price at which such Units will be repurchased until such valuation date.
Since all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interests in order to satisfy repurchase requests. Because Master Fund Interests are not redeemable solely at the discretion of the Fund, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund. Therefore, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests. Likewise, the Fund expects to conduct a repurchase offer of Units contemporaneously with any repurchase offer by the Master Fund.
In determining whether the Fund should offer to repurchase Units, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business, and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis and that each repurchase offer made during the calendar quarters (i.e., quarters ending March 31, June 30, September 30, and December 31) should apply to no more than 5% of the net assets of the Fund, although any particular recommendation may exceed such percentage.
In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

•	whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;

•	whether any Investors have requested to tender Units to the Fund;

•	the liquidity of the Fund’s and the Master Fund’s assets (including fees and costs associated with disposing of the Fund’s and the Master Fund’s interests in underlying Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units, including the results of prior repurchase offers;

•	the availability of information as to the value of the Fund’s and the Master Fund’s investments in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Units; and

•	the recommendations of the Adviser or Sponsor.
The Fund will repurchase Units from Investors pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Investors. When the Board determines that the Fund will repurchase Units, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity, and containing information on how to participate. Investors deciding whether to tender their Units during the period that a repurchase offer is open may obtain the applicable Class’s net asset value per unit by contacting the Adviser during the period.
Subject to applicable law, the LLC Agreement provides, as applicable, that if an Investor submits to the Fund a written request to commence a repurchase offer and the Fund does not, within two years from the date of such written request, commence a repurchase offer of at least 5% of the net assets of the Fund, the Fund will promptly thereafter offer to all then Investors the opportunity to contribute their Units to a special purpose vehicle (an “SPV”) to be registered under the 1940 Act or exempt from such registration and having the investment objective to liquidate at least 90% of its assets within three full fiscal years of such contribution. Any such offer to contribute will be made pursuant to an offering registered under the Securities Act, or pursuant to offering exempt from such registration. Any such SPV will not bear any investment advisory or investment management fees after the three fiscal year period. Any such SPV will be organized only if the Fund does not commence a repurchase offer within two years from the date of such written request by an Investor, as described above. The Master Fund will not transfer portfolio securities to the SPV unless the Fund has obtained an exemptive order or received no-action relief from the requirements of Section 17(a) and Section 17(d) of the 1940 Act, and there is no assurance that any such exemptive or no‑action relief will be granted.
If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law. In addition, the Fund may repurchase Units of Investors if, among other reasons, the Fund determines that such repurchase would be in the interests of the Fund.
Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from Investors by the applicable repurchase offer deadline.

The Fund does not impose any charges in connection with repurchases of Units unless the Unit is held for less than one year. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one‑year anniversary of the Investor’s purchase of the Units. The Early Repurchase Fee will be retained by the Fund and will be for the benefit of the Fund’s remaining Investors. Units tendered for repurchase will be treated as having been repurchased on a “first in – first out” basis. Units will be repurchased by the Fund after the management fee has been deducted from the Fund’s assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued management fee for the quarter in which Units are to be repurchased is deducted before effecting the repurchase).
In the event that the Adviser, Sponsor, or any of its affiliates holds Units in the Fund or Interests in the Master Fund in the capacity of an investor, the Units or Interests may be tendered for repurchase in connection with any repurchase offer made by the Fund or the Master Fund, as applicable. The Master Fund will not impose an Early Repurchase Fee on redemptions by its investors.
Procedures for Repurchase of Units
The Fund expects that payment upon a repurchase of Units will be made in the form of cash or a debt obligation, which may or may not be certificated, and which would entitle the applicable Investor to payment in satisfaction of the repurchase of Units. If the debt obligation is certificated, unless otherwise instructed by the applicable Investor, the Fund will deliver the certificate to the Fund’s Transfer Agent to be held on behalf of the applicable Investor until such time as the Fund distributes payment in satisfaction of the repurchase of Units, at which point the certificate will be cancelled. The Fund does not generally expect to distribute securities (other than the debt obligation) as payment for repurchased Units except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Investors, or if the Master Fund has received distributions from Investment Funds in the form of securities that are transferable to the Master Fund’s members. Securities which are distributed in‑kind in connection with a repurchase of Units may be illiquid. Any in‑kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Investors on a proportional basis. See “CALCULATION OF NET ASSET VALUE.”
In light of liquidity constraints associated with many of the Master Fund Investments and the fact that the Master Fund may have to liquidate interests in such investments to pay for Master Fund Interests being repurchased in order to fund the repurchase of Units and due to other considerations applicable to the Fund and the Master Fund, the Fund intends to follow the procedures described below in connection with a repurchase of Units:

•
The Adviser anticipates that, generally, the Adviser will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such tender valuation dates to occur as of each March 31, June 30, September 30, and December 31 (each, a “Tender Valuation Date”). Each Tender Valuation Date will be determined by the Board in its sole discretion, and each repurchase offer will generally commence approximately 100 days prior to the applicable Tender Valuation Date. Tenders will be revocable upon written notice to the Fund up to 75 days prior to the Tender Valuation Date (such deadline for revocation being the “Expiration Date”). The value of Units being repurchased will be determined as of the Tender Valuation Date. Within thirty days after the Tender Valuation Date, the Fund will give to each Investor whose Units have been accepted for repurchase cash or issue to such Investor a debt obligation, in each case, entitling the Investor to be paid an amount equal to the value, determined as of the Tender Valuation Date, of the repurchased Units, subject to any post-audit adjustments if the Board determines that a holdback is necessary. As described above, any certificated debt obligation will be held by the Transfer Agent on behalf a tendering Investor.

•
If the Fund issues a debt obligation, which may or may not be certificated, the debt obligation will be non‑interest bearing and non‑transferable and is expected to contain terms providing payment on or before the thirtieth day after the Tender Valuation Date or, if the Fund has requested the repurchase of all or a portion of its Master Fund Interest in order to satisfy the payment, ten business days after the Fund has received the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the “Payment”), subject to any post-audit adjustments if the Board determines that a holdback is necessary. Similarly, when the Fund and other members of the Master Fund request the repurchase of a portion of their Master Fund

Interests, the Master Fund is entitled to postpone the Payment in respect of any debt obligation issued in connection therewith until ten business days after the Master Fund has received the aggregate amount anticipated to be received through pending liquidations of Master Fund Investments in order to fund repurchases of Master Fund Interests.

The repurchase of Units is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required, appropriate or desired, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate or desirable in accordance with federal securities regulations. Following the commencement of an offer to repurchase Units, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Directors, that such suspension, postponement or termination is advisable for the Fund and its Investors, including, without limitation, circumstances as a result of which it is not reasonably practicable for either the Fund or the Master Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.
As described above, in certain circumstances the Board or the Master Fund Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s or the Master Fund’s net assets. In particular, during periods of financial market stress, the Master Fund Board may determine that some or all of the Master Fund investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely. In addition, under certain circumstances, the Board or the Master Fund Board may determine to conduct a repurchase offer of more than 5% of the Fund’s or the Master Fund’s net assets. Under unusual market conditions, the Adviser and the Sponsor anticipate that they may not recommend to the Board that the Fund conduct a repurchase offer in any particular quarter if the Fund’s repurchase offers in the two immediately preceding quarters were oversubscribed by a substantial amount in the opinion of the Adviser and the Sponsor. If a repurchase offer is oversubscribed, or if the Fund does not conduct a repurchase offer in any particular quarter, investors will have to wait until the next repurchase offer to make another repurchase request. As a result, investors may be unable to liquidate all or a given percentage of their investment in the Fund during a particular quarter.
The Fund may be required to liquidate portfolio holdings earlier than the Adviser would have desired in order to meet the repurchase requests. Such necessary liquidations may potentially result in losses to the Fund, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Units. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Investors who do not tender their Units in a repurchase offer by increasing the Fund’s expenses and reducing any net investment income.
An Investor tendering for repurchase only a portion of its Units must maintain an investment balance of at least $25,000 after the repurchase is effected. If an Investor tenders an amount that would cause the Investor’s investment balance to fall below the required minimum, the Fund reserves the right to repurchase all of the Investor’s Units in the Fund.
Mandatory Redemption by the Fund
The Fund may repurchase all or any portion of the Units of an Investor without consent or other action by the Investor or other person if the Fund determines that:

•	the Units have been transferred or have vested in any person by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Investor);

•	if any transferee does not meet any investor eligibility requirements established by the Fund from time to time;

•
ownership of Units by an Investor or other person is likely to cause the Fund or the Master Fund to be in violation of, or subject the Fund or the Master Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•
continued ownership of Units by an Investor may be harmful or injurious to the business or reputation of the Fund, the Master Fund, or the Adviser, or the Sponsor, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by an Investor or other person in connection with the acquisition of Units was not true when made or has ceased to be true;

•
with respect to an Investor subject to special laws or regulations, the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;

•	the investment balance of the Investor falls below $25,000; or

•	it would be in the interest of the Fund, as determined by the Board, for the Fund to repurchase the Units.
Dividend Reinvestment
Unless an Investor is ineligible or otherwise elects, all distributions of dividends (including Capital Gain Dividends (as defined below)) with respect to a Class of Units will be automatically reinvested by the Fund in additional Units of that Class, which will be issued at their net asset value on the ex‑dividend date. Election not to reinvest dividends and to instead receive all dividends and capital gain distributions in cash may be made by indicating that choice in the Subscription Booklet or by contacting the Administrator at (877) 355‑1566.
Transfers of Units
Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of an Investor or (ii) with the written consent of the Board or Sponsor, which may be withheld in each of its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Subscription Booklet.
Each Investor and transferee is required to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such transfer. If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Units transferred.
By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Sponsor, the Adviser, the Directors, the officers of the Fund, each other Investor, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses and any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.
CALCULATION OF NET ASSET VALUE
The net asset value of the Master Fund and each Class of the Fund will be calculated as of the close of business on the last business day of each calendar month, as of the date of any distribution, and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, each Class of the Fund and the Master Fund will value its investments as of the relevant Determination Date. The net asset value of the Master Fund and of each Class of the Fund will equal the assets of the Master Fund or Class, as applicable, less the liabilities attributable to the Master Fund or Class, including accrued fees and expenses, each determined as of the relevant Determination Date. Because of the differences in distribution and service fees and Class-specific expenses, the per Unit net asset value of each Class will differ.

Because the Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of each Class of the Fund will depend on the value of its pro rata interest in the Master Fund investments. The Fund’s investments, and the Master Fund’s investments in Investment Funds and other private equity investments, will be based on valuations provided by Investment Fund Managers and the Adviser according to the Valuation Procedures, subject to the general supervision of the Board and the Master Fund Board. The Adviser will value the Master Fund’s investments, including ETFs and other securities, according to the Valuation Procedures. The net asset value of each Class of the Fund and the Master Fund may be subject to subsequent adjustment in the discretion of the Adviser, in the event that relevant information becomes available following the Fund’s and the Master Fund’s annual audit.
The Valuation Procedures provide that, absent a market price, the Master Fund will value its investments in Investment Funds and other private equity investments at fair value. The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Master Fund’s interest in such investments as determined by reference to the most recent balance sheet, statement of capital account, or other estimated valuation provided by the relevant Investment Fund Manager as of or prior to the relevant Determination Date as adjusted for any other relevant information known by or calculated by the Adviser at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Fund Manager’s valuations and the relevant Determination Date and any independent, third-party valuations received by the Adviser.
As discussed above, a meaningful input in the Fund’s valuation of Investment Funds will be the estimated valuations provided by Investment Fund Managers to the Adviser. In reviewing and using as inputs the valuations provided by Investment Fund Managers, the Adviser will use a proprietary valuation methodology that incorporates general private equity pricing principles and, for certain securities, may also incorporate a proprietary valuation model with a fundamental overlay that takes into account all relevant information reasonably available to the Adviser at the time of valuation and, for certain other securities, may incorporate any independent, third-party valuations received by the Adviser. The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of a particular Investment Fund or other private equity investment. The Adviser will consider whether it is appropriate, in light of all relevant circumstances, to adjust the value of such investments in light of this assessment. Any such decision will be made in good faith by the Adviser and will be subject to the general supervision of the Master Fund Board. The Adviser will be responsible for ensuring that the Valuation Procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.
Investment Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Investment Funds and direct private equity investments, and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. The Adviser generally will not be able to confirm with certainty the accuracy of valuations provided by any Investment Fund Managers until the Master Fund receives the Investment Funds’ audited financial statements.
To the extent the Fund or the Master Fund holds ETFs or other securities or portfolio instruments that are not investments in Investment Funds or other private equity investments, the Adviser will price each portfolio instrument in the Master Fund or the Fund, as applicable, using one of the independent pricing services approved by the Adviser, unless it is determined pursuant to the Valuation Procedures that market quotations or prices provided by the pricing services are not readily available or are considered unreliable and any market based valuations issued by the pricing services are not readily available or are considered unreliable.
Securities for which a pricing service or other approved source either does not supply a quotation, price, or market based valuation, or supplies a quotation, price, or market based valuation that is believed by the primary pricing service or the Adviser to be unreliable, will be valued according to fair value procedures specified in the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund or the Master Fund. Consequently, the fees charged to the Fund or the Master Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.
Expenses of the Master Fund, including the management fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Master Fund’s net asset value. Similarly, expenses of the Fund are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.
Prospective Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s net asset value and the Fund if the judgments of the Adviser or the Investment Fund Managers regarding appropriate valuations should prove incorrect.
CERTAIN TAX CONSIDERATIONS
The following discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the U.S. federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular Investors, including Foreign Investors (as defined below). Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.
Special tax rules apply to investments through defined contribution plans and other tax‑qualified plans or arrangements. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.
The Fund invests substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will be as a result of distributions (or deemed distributions) from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Master Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Master Fund.
Taxation of the Fund
Qualification for and Treatment as a Regulated Investment Company
The Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their investors, the Fund must, among other things: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund holds a 20% or more voting stock interest, in (x) the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers each of which the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more “qualified publicly traded partnerships” (as defined in the Code and as discussed further in the SAI); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax‑exempt income, for such year, in a manner qualifying for the dividends-paid deduction.
In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.
If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including Capital Gain Dividends, as defined below) that qualify for the dividends-paid deduction.
The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself has elected to be treated and intends to qualify and be eligible to be treated as a RIC. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC, provided that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify and be eligible. If the Master Fund were to fail to satisfy the 90% gross income or diversification requirement for qualification as a RIC and were not to cure that failure (as described below), the Fund may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.
The federal income tax rules applicable to the Master Fund’s investments are unclear in some cases. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Master Fund, and thus the Fund, has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.
From time to time, the Fund or the Master Fund may increase its investments in ETFs including in order to increase the percentage of the Fund’s or the Master Fund’s income constituting qualifying income.
If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax‑exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Units of the Fund (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re‑qualifying as a RIC that is accorded special tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.
The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax‑exempt income (if any) and reserves the right to distribute annually substantially all its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors (or the Fund, in the case of the Master Fund making such designation) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund (or Master Fund Interests owned by the Fund, in the case of the Master Fund making such designation) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
Excise Tax
If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one‑year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the income and gains of Investment Funds and co‑investments treated as partnerships for federal tax purposes will be treated as arising in the hands of the Master Fund at the time realized and recognized by the Investment Funds or co‑investments. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be liable for the 4% excise tax, and it is possible that the Fund will also be liable for such tax.
Capital Loss Carryforwards
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carryforwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year.
Because a RIC cannot “pass through” its losses to its investors, and thus the Master Fund cannot pass through losses to the Fund, any capital losses the Master Fund recognizes for U.S. federal income tax purposes will remain at the Master Fund level until the Master Fund can use them to reduce future capital gains. Accordingly, the Fund generally does not expect to realize any net capital losses, except possibly in the case where it disposes of a certain portion of its investment in the Master Fund at a loss as part of a tender offer by the Master Fund. For further discussion of the effect on the Fund of net capital losses realized by the Master Fund and of the consequences of a redemption by the Fund of a portion of its investment in the Master Fund, see “Investment in Master Fund” below.
Fund Investments
The Master Fund may invest a significant portion of its assets in Investment Funds and co‑investments that are classified as partnerships for U.S. federal income tax purposes.
The Master Fund, and thus the Fund, may be required to recognize items of taxable income and gain prior to the time that the Master Fund receives corresponding cash distributions from an Investment Fund or co‑investment. In such case, the Master Fund might have to borrow money or dispose of investments, including interests in Investment Funds, and the Fund might have to sell interests of the Master Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain their status as RICs and to avoid the imposition of a federal income or excise tax.
Investment Funds and co‑investments classified as partnerships for federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Master Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount and sources of such an Investment Fund’s or co‑investment’s income until such income has been earned by the Investment Fund or co‑investment or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.
Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds or co‑investments that are classified as partnerships for federal income tax purposes. It is possible that the Master Fund and the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non‑diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non‑diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.
As a result of the considerations described in the preceding paragraphs, the Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as RICs can limit their ability to acquire or continue to hold positions in Investment Funds or co‑investments that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.
As stated above, unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include, as applicable, the direct investments, activities, income, gain, and loss of Master Fund, as well as those indirectly attributable to the Fund as result of the Master Fund’s investment in any Investment Fund (or other entity, including a co‑investment or the Lead Fund) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).
Passive Foreign Investment Companies
The Master Fund may invest in Investment Funds or in other entities, including co‑investments, that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to its investors. The Master Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax by, for example, electing to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Master Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC.
In certain circumstances, the Master Fund may be permitted to and elect to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark‑to‑market election, repurchased) such holdings on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC which has elected such mark‑to‑market treatment, whether by virtue of selling all or part of its interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark‑to‑market gains over the mark‑to‑market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark‑to‑market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark‑to‑market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.
Where the mark‑to‑market election is made, it is possible that the Master Fund will be required to recognize income (which generally must be distributed to the Fund, and in turn to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Master Fund will be successful in this regard; if the Master were unsuccessful in this regard, it could limit the ability of the Master Fund, and thus, the Fund to qualify and be eligible for treatment as a RIC.
In certain cases, neither the Fund nor the Master Fund will be the party legally permitted to make the QEF election or the mark‑to‑market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the QEF or mark‑to‑market election is made.
If neither a “mark‑to‑market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Master Fund, and thus the Fund. In such a case, the holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, in the case where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.
Because it is not always possible to identify a foreign corporation as a PFIC, in certain instances the Fund or the Master Fund may unexpectedly incur the tax and interest charges described above in some instances. Any such tax will reduce the value of an Investor’s investment in the Fund.
Investments in Other RICs
The Fund’s investment in the shares of other mutual funds, ETFs or other companies that qualify as a RIC including, as discussed in “Investment in the Master Fund” below, the Master Fund (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.
If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
Book‑Tax Differences
Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its interests, and (iii) thereafter as gain from the sale or exchange of a capital asset.
Investment in the Master Fund
Because the Fund will invest all or substantially all of its assets in the Master Fund, its distributable income and gains will normally consist entirely of distributions (or deemed distributions) from the Master Fund and gains and losses on the disposition of units of the Master Fund. To the extent that the Master Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses unless (i) the losses are capital losses and the Master Fund realizes subsequent capital gains that it can reduce by those losses, or (ii) the Fund is able to recognize its share of the Master Fund’s losses when it disposes of units of the Master Fund. Even if the Fund were able to recognize its share of those losses by making such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Master Fund units against its ordinary income (including distributions of any net short-term capital gains realized by the Master Fund).
As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to Investors will be greater than such amounts would have been had the Fund invested directly in the securities held by the Master Fund, rather than investing in units of the Master Fund. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Master Fund.
A redemption, if any, of Master Fund units (including a redemption in connection with a tender offer of the Fund) by the Fund generally will be treated as a distribution under Section 301 of the Code (a “Section 301 distribution”) unless the redemption is treated as being any of (i) a complete termination of the Fund’s interest in the Master Fund, (ii) “substantially disproportionate” with respect to the Fund or (iii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. The Fund expects that its redemption of Master Fund units, if any, will be treated as Section 301 distributions. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Master Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the Fund’s tax basis in its units, and thereafter as capital gain.
In the case where the Fund is treated as having received a taxable dividend from the Master Fund, there is a risk that non‑tendering investors in the Master Fund, and other investors of the Master Fund who tender some but not all of their units therein or not all of whose units therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming units of the Master Fund. Dividend treatment of a tender by the Master Fund would affect the amount and character of income required to be distributed by both the Master Fund and the Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as qualified dividend income; otherwise, it would be taxable as ordinary income.
The Master Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non‑U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund.
Foreign Taxation
Income, proceeds and gains received by the Fund or Master Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Master Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Master Fund may elect to permit its investors, including the Fund, to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Master Fund to foreign countries in respect of foreign securities that the Master Fund has held for at least the minimum period specified in the Code. In such a case, the investors, including the Fund, will include in gross income from foreign sources their pro rata share of such taxes paid by the Master Fund. If at the close of each quarter of the Fund’s taxable year, at least 50% of its total assets consists of interests in other RICs, including the Master Fund the Fund will be a “qualified fund of funds.” If the Fund is a “qualified fund of funds,” it also may elect to pass through to its Investors foreign taxes it has paid or foreign taxes passed through to it by any RIC, including the Master Fund, in which it invests that itself was eligible to elect and did elect to pass through such taxes to Investors (see “Investment in Master Fund” and “Investments in Other RICs” above). Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not so eligible or does not so elect, foreign taxes, if any, would nonetheless reduce the Fund’s taxable income. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes passed through by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Investors that are not subject to U.S. federal income tax, and those who invest in the Fund through tax‑advantaged accounts (including those who invest through individual retirement accounts or other tax‑advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and Investors will not be entitled separately to claim a credit or deduction with respect to such taxes. Investors are advised to consult their own tax advisers with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws
Taxation of Investors
Distributions by the Fund
For U.S. federal income tax purposes, distributions of investment income are generally taxable to Investors as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long an Investor has owned his or her interests. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends will qualify for the “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange, or other taxable disposition of interests. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.
If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its interests, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its interests, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its interests.
Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional interests. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.
Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non‑corporate shareholders. Non‑corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91‑day period beginning 45 days before the shares become ex‑dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Distributions on the Fund’s interests are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of interests purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s interests below the Investor’s cost basis in those interests. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.
Backup Withholding
The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax‑Exempt Investors
Income of a RIC that would be UBTI if earned directly by a tax‑exempt entity will not generally be attributed as UBTI to a tax‑exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax‑exempt Investor could realize UBTI by virtue of its investment in the Fund if interests in the Fund constitute debt-financed property in the hands of the tax‑exempt Investor within the meaning of Section 514(b) of the Code.
A tax‑exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”), if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs.
CRTs and other tax‑exempt Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.
Special tax rules apply to investments through defined contribution plans and other tax‑qualified plans. Investors should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans.
Sale, Exchange or Redemption of Units
From time to time, the Fund intends to make a tender offer for its Units (as described under “Repurchases of Units and Transfers” above). Investors who tender all Fund interests (as previously defined, “Units”) held, or considered to be held, by them will be treated as having sold their interests and generally will realize a capital gain or loss, as discussed in the following paragraph. If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased, such Investor may be treated as having received a so‑called “Section 301 distribution,” taxable in whole or in part as a dividend upon the tender of its Units, unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing an Investor’s tax basis in its Units, and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non‑tendering Investors and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Units of the Fund.
The sale, redemption or other taxable disposition of Fund Units that is treated as a sale or exchange generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Units will be treated as long-term capital gain or loss if the Units have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Units will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Units held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the Investor with respect to the Units. Further, all or a portion of any loss realized upon a taxable disposition of Units will be disallowed under the Code’s wash-sale rule if other substantially identical Units are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Units will be adjusted to reflect the disallowed loss.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders made pursuant to its tender offers or otherwise repurchases Units, the Fund will be required to make additional distributions to its Investors.
Foreign Investors
Distributions by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “Foreign Investor”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Investor, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to investors. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Investor of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Investor is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Investor and the Foreign Investor is a controlled foreign corporation. If the Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Investors. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In the case of Units held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to Foreign Investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by the Fund to Foreign Investors other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A Foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Units unless (i) such gain is effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) in the case of a Foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Foreign Investor’s sale of Units (as described below).
Special rules would apply if the Fund were a qualified investment entity (“QIE”), because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including

REITs and RICs that are QIEs, not‑greater‑than 10% interests in publicly traded classes of stock in REITs and not‑greater‑than‑5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater‑than‑5% Foreign Investor, in which case such Foreign Investor generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Investor attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Foreign Investors and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Investor’s current and past ownership of the Fund. The Fund generally does not expect that it will be a QIE.
Foreign Investors also may be subject to “wash sale” rules to prevent the avoidance of the tax‑filing and -payment obligations discussed above through the sale and repurchase of Units. In general, if a Foreign Investor disposes of an interest in a domestically controlled QIE during the 30‑day period before the ex‑dividend date of a distribution that the Foreign Investor would (but for the disposition) have treated as USRPI gain, and acquires, or enters into a contract or option to acquire, a substantially identical interest in that entity during the 61‑day period that began on the first day of the 30‑day period, the Foreign Investor is treated as having USRPI gain in an amount equal to the portion of such distribution that would have been treated as USRPI gain in the absence of such disposition.
Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Units of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Foreign Investor in the United States. More generally, Foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Foreign Investor must comply with special certification and filing requirements relating to its non‑US status (including, in general, furnishing an IRS Form W‑8BEN or substitute form). Foreign Investors should consult their tax advisors in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Units through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Units through foreign entities should consult their tax advisors about their particular situation.
Foreign Investors should consult their tax advisors and, if holding Units through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. A Foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.
Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts
Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its interest holders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If an Investor fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Investors described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective Investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.
General Considerations
The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of interests of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.
ERISA CONSIDERATIONS
Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an “ERISA Plan”), and persons who are fiduciaries with respect to an IRA or Keogh plan, each of which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, “Plans”) should consider, among other things, the matters described below before determining whether to invest in the Fund.
ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see “Certain Tax Considerations—Tax‑Exempt Investors”) and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.
Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be the assets of any Plan investing in the Fund for purposes of ERISA’s (or the Code’s) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

The Adviser will require a Plan which proposes to invest in the Fund to represent that it and any fiduciaries responsible for such Plan’s investments (including in its individual or corporate capacity, as may be applicable) are aware of and understand the Fund’s investment objective, policies and strategies, and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.
Certain prospective Investors that are Plans may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser. Each of such persons may be deemed to be a “party in interest” under ERISA (or “disqualified person” under Section 4975 of the Code) to and/or a fiduciary (under ERISA or Section 4975 of the Code) of any Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Investors that are Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited (or penalized) by ERISA or the Code. Fiduciaries of Investors that are Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption, such as Prohibited Transaction Class Exemption (“PTCE”) 77‑3 or PTCE 77‑4.
Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of these plans, whether or not subject to Section 4975 of the Code, should consult with their own legal advisors regarding such matters.
The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Investors that are Plans should consult their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.
ADDITIONAL INFORMATION
The following is a summary description of additional items and of select provisions of the Fund’s LLC Agreement and by‑laws (“By‑Laws”) which are not described elsewhere in this Prospectus. With respect to the select provisions of the LLC Agreement, the description of such provisions is not definitive and reference should be made to the LLC Agreement contained in Appendix A.
Board Management of the Fund
The Directors of the Fund oversee generally the operations of the Fund. The Fund enters into contractual arrangements with various parties, including among others the Adviser, AMG Funds LLC, the Fund’s Administrator and Sponsor, the Distributor, and the Fund’s custodian, transfer agent, and accountants, each of whom provides services to the Fund. Investors are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any Investor any right to enforce such arrangements against the service providers or to seek any remedy thereunder against the service providers, either directly or on behalf of the Fund.
Forum for Adjudication of Disputes. The Fund’s By‑Laws provide that unless the Fund consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Fund or the Investors, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Director, officer or other agent of the Fund to the Fund or the Fund’s Investors, (iii) any action asserting a claim arising pursuant to any provision of the Delaware Limited Liability Company Act, the Fund’s LLC Agreement or By‑Laws, (iv) any action to interpret, apply, enforce or determine the validity of the LLC Agreement or By‑Laws or any agreement contemplated by any provision of the 1940 Act, LLC Agreement or By‑Laws or (v) any action asserting a claim governed by the internal affairs doctrine, shall be the Court of Chancery of the State of Delaware (each, a “Covered Action”), or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware. The By‑Laws further provide that if any Covered Action is filed in a court other than in a federal or state court sitting with the State of Delaware (“a Foreign Action”) in the name of any Investor, such Investor shall be deemed to have consented to (i) the personal jurisdiction of the State of Delaware in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such Investor in any such Enforcement Action by service upon such Investor’s counsel in the Foreign Action as agent for such Investor.
Any person purchasing or otherwise acquiring or holding any Units of the Fund will be (i) deemed to have notice of and consented to the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in the foregoing paragraph.
This forum selection provision may limit an Investor’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Directors, officers or other agents of the Fund and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By‑Laws to be inapplicable or unenforceable in an action, the Fund may incur additional costs associated with resolving such action in other jurisdictions.
Neither this Prospectus nor any contract that is an exhibit hereto is intended to, nor does it, give rise to any agreement or contract between the Fund and any Investor, or give rise to any contractual or other rights in any individual Investor, group of Investors or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.
Derivative and Direct Claims of Investors. The Fund’s LLC Agreement provides that an Investor may not commence a proceeding on behalf or for the benefit of the Fund until (i) a written demand has been made upon the Fund to take suitable action, and (ii) 90 days have elapsed from the date the demand was made, or, if the decision whether to reject such demand has been duly submitted to a vote of the Investors, 120 days have elapsed from the date the demand was made, unless in either case the Investor has earlier been notified that the demand has been rejected. Any decision by the Board to bring, maintain or settle (or not to bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Fund, or to submit the matter to a vote of Investors, shall be made by a majority of the Independent Directors in their sole business judgment and shall be binding upon the Investors, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand.
An Investor may not bring or maintain a direct action or claim for monetary damages against the Fund or the Directors predicated upon an express or implied right of action under the LLC Agreement, the Securities Act or the 1940 Act, unless the Investor has obtained authorization from a majority of the Independent Directors to bring the action. In its sole discretion, the Board may submit the matter to a vote of Investors of the Fund. Any decision by a majority of the Independent Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Investors, shall be binding upon the Investor seeking authorization.
Liability of Investors
Investors in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations, or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to repay any funds wrongfully distributed to the Investor.

Duty of Care of the Board and the Adviser
The LLC Agreement provides that none of the Directors, officers of the Fund, Adviser, or the Sponsor (including any officer, director, member, partner, principal, employee, or agent of the Adviser or Sponsor and each of their respective affiliates) shall be liable to the Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services under the LLC Agreement, unless such loss or damage was due to an act or omission of such person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors, officers of the Fund, Adviser, Sponsor, or any of their affiliates, by the Fund, against any damages, liability, and expense to which any of them may be liable; (i) by reason of being or having been a Director or officer of the Fund, the Adviser, the Sponsor or officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor or any of their respective affiliates; or (ii) which arises in connection with the performance of their activities on behalf of the Fund. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a director for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.
Amendment of the LLC Agreement
Subject to the limitations of Section 8.1(b) of the LLC Agreement, the LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act; and (ii) if required by the 1940 Act, the approval of the Investors by such vote as is required by the 1940 Act.
Power of Attorney
By purchasing an interest in the Fund, each Investor will appoint the Sponsor and each of the Directors his or her attorney‑in‑fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. With respect to the dissolution of the Fund, the power of attorney will extend to any liquidator of the Fund’s assets.
The power‑of‑attorney granted in the LLC Agreement is a special power‑of‑attorney coupled with an interest in favor of the Sponsor and each of the Directors and as such is irrevocable and continues in effect until all of such Investor’s interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board.
Term, Dissolution and Liquidation
The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by the Board;

•
upon the determination of Investors not to continue the business of the Fund at a meeting called by the Sponsor when no Director remains or if the required number of Directors is not elected within sixty (60) days after the date on which the last Director ceased to act in that capacity;

•	at the election of the Sponsor, subject to ratification by the Board; or

•	as required by operation of law.
Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets. Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts and liabilities of the Fund, other than debts and liabilities to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts or liabilities owing to the Investors that hold non‑interest bearing promissory notes of the Fund as a result of having previously tendered their Units to the Fund for repurchase; (3) next to satisfy debts or liabilities owing to the Investors; and (4) finally to the Investors proportionately in accordance with their investment in the Fund. The Board or liquidator may distribute ratably in kind any assets of the Fund, provided such assets are valued pursuant to provisions of the LLC Agreement.
Reports to Investors
The Fund will furnish to Investors as soon as practicable after the end of each taxable year (and/or each calendar year) such information as is necessary for such Investors to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund will send to Investors a semi-annual and an audited annual report within sixty (60) days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Fund’s operations during such period will be posted to the Fund’s investor’s web portal.

APPENDIX A: LIMITED LIABILITY COMPANY AGREEMENT

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AMENDMENT NO. 1 DATED AS OF OCTOBER 22, 2015 TO THE
LIMITED LIABILITY COMPANY AGREEMENT OF
AMG PANTHEON PRIVATE EQUITY FUND, LLC
DATED AS OF MAY 16, 2014
WHEREAS, pursuant to Section 2.2 of the Limited Liability Company Agreement (the “Limited Liability Company Agreement”) of AMG Pantheon Private Equity Fund, LLC (the “Fund”), the Board of Directors of the Fund (the “Board”) is permitted to adopt a name for the Fund other than “AMG Pantheon Private Equity Fund”; and
WHEREAS, on September 18, 2015, the Board voted to change the name of the Fund to “AMG Pantheon Fund, LLC,” and authorized AMG Funds LLC and the officers of the Fund to amend the Limited Liability Company Agreement to reflect the adoption of the new name of the Fund;
NOW, THEREFORE, consistent with Section 8.1 of the Limited Liability Company Agreement, the Limited Liability Company Agreement is hereby amended as follows:
1. Amendments to the Limited Liability Company Agreement. Effective upon the date hereof, Section 2.2 of the Limited Liability Company Agreement is hereby amended to read in its entirety as follows:
“2.2 Name.
The name of the Fund shall be “AMG Pantheon Fund, LLC” or such other name as the Board hereafter may adopt upon causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.”
2. Miscellaneous. Capitalized terms used but not defined in this Amendment have the meanings given in the Limited Liability Company Agreement. Except as expressly provided in this Amendment, the terms and provisions of the Limited Liability Company Agreement remain unmodified and are confirmed as being in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflicts of laws provisions. The headings in this Amendment are inserted for convenience of reference only and shall not be a part of or control or affect the meaning hereof.
[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of September 18, 2015.

ALL MEMBERS:

By: AMG FUNDS LLC, as attorney‑in‑fact

By:	/s/ Keitha L. Kinne
Name:	Keitha L. Kinne
Title:	Chief Operating Officer

BOARD OF DIRECTORS

By:	/s/ Christine C. Carsman
Christine C. Carsman, Director

By:	/s/ Kurt Keilhacker
Kurt Keilhacker, Director

By:	/s/ Eric Rakowski
Eric Rakowski, Director

By:	/s/ Victoria Sassine
Victoria Sassine, Director

A-3

AMG PANTHEON PRIVATE EQUITY FUND, LLC
LIMITED LIABILITY COMPANY AGREEMENT
Dated and effective as of May 16, 2014

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i

ii

AMG PANTHEON PRIVATE EQUITY FUND, LLC
LIMITED LIABILITY COMPANY AGREEMENT
THIS LIMITED LIABILITY COMPANY AGREEMENT of AMG PANTHEON PRIVATE EQUITY FUND, LLC (the “Fund”) is dated and effective as of May 16, 2014 by and among the Organizational Member, Pantheon Ventures (US) LP, as Adviser, AMG Funds LLC, as Sponsor, the Directors identified on Schedule I hereto, and each person hereinafter admitted to the Fund in accordance with this Agreement and reflected on the books of the Fund as a Member.
W I T N E S S E T H:
WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of May 16, 2014 and filed with the Secretary of State of the State of Delaware on May 16, 2014;
NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:
ARTICLE I
DEFINITIONS
For purposes of this Agreement:
1934 Act means the Securities Exchange Act of 1934 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.
1940 Act means the Investment Company Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.
Adviser means Pantheon Ventures (US) LP in its capacity as investment adviser under the Investment Advisory Agreement, or any successor investment adviser to the Fund.
Advisers Act means the Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.
Affiliate means affiliated person as such term is defined in the 1940 Act.
Agreement means this Limited Liability Company Agreement, as amended and/or restated from time to time.
Board means the Board of Directors established pursuant to Section 2.6 hereof.
Certificate means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

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Class means any division of Units, which is or has been established in accordance with the provisions of Section 5.1 hereof.
Closing Date means the first date on or as of which a Member other than the Organizational Member is admitted to the Fund.
Code means the United States Internal Revenue Code of 1986, as amended and as hereafter amended from time to time, or any successor law.
Delaware Act means the Delaware Limited Liability Company Act (6 Del. C. § 18‑101, et seq.) as in effect on the date hereof and as amended from time to time, or any successor law.
Director means each natural person listed on Schedule I hereto who serves on the Board and any other natural person who, from time to time, pursuant hereto shall serve on the Board. Each Director shall constitute a “manager” of the Fund within the meaning of the Delaware Act, with such powers and authority as set forth in this Agreement.
Electronic Transmission means any form of communication not directly involving the physical transmission of paper that creates a record that may be retained, retrieved and reviewed by the recipient thereof and that may be directly reproduced in paper form by such recipient through an automated process.
Fiscal Period means the period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1)	the last day of a Fiscal Year;

(2)	the last day of a taxable year (if that day is not the last day of a Fiscal Year);

(3)	the day preceding any day as of which the Fund issues Units;

(4)	the day preceding any day as of which the Fund admits a substituted Member to whom a Unit of a Member has been Transferred (unless there is no change of beneficial ownership); or

(5)	any day on which the Fund makes any distribution to, or repurchases any Units of, any Member.
Fiscal Year means the period commencing on the Closing Date and ending on the first March 31st following the Closing Date, and thereafter each period commencing on April 1st of each year and ending on March 31st of the succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board shall designate another fiscal year for the Fund that is a permissible fiscal year under the Code.

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Form N‑2 means the Fund’s Registration Statement on Form N‑2, as amended from time to time, filed with the Securities and Exchange Commission.
Fund means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.
Independent Directors means those Directors who are not “interested persons” of the Fund as such term is defined in the 1940 Act.
Insurance means any insurance policy, the benefits of which are payable to the Fund.
Investment Advisory Agreement means an investment advisory agreement entered into between the Adviser and the Fund, or an investment advisory agreement entered into between any successor investment adviser to the Fund and the Fund, as from time to time in effect.
Investment Funds means unregistered pooled investment vehicles and registered investment companies that are advised by an Investment Fund Manager.
Investment Fund Managers means portfolio managers among which the Fund deploys some or all of its assets.
Master Fund means AMG Pantheon Private Equity Master Fund, LLC, or any other investment fund in which, upon approval by the Board and any necessary approval of the Members pursuant to the 1940 Act, the Fund invests all or substantially all of its assets.
Member means any Person who is admitted to the Fund in accordance with this Agreement as a member of the Fund until the Fund repurchases the Units of such Person pursuant to Section 4.4 hereof or such Person otherwise ceases to be a member of the Fund, or a substitute Member who is admitted to the Fund pursuant to Section 4.3 hereof, in such Person’s capacity as a member of the Fund. For purposes of the Delaware Act, there are no other classes or groups of members other than those established pursuant to Section 5.1.
Net Assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities, and obligations of the Fund, calculated before giving effect to any repurchases of Units.
Organizational Member means the Person executing this Agreement in such capacity.
Person means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization or any other “person” as defined in Section 18‑101(12) of the Delaware Act.
Securities means securities (including, without limitation, equities, debt obligations, options, and other “securities” as that term is defined in Section 2(a)(36) of the 1940

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Act) and other financial instruments of U.S. and non‑U.S. entities, including, without limitation, capital stock, shares of beneficial interests, partnership interests and similar financial instruments, as well as any contracts for forward or future delivery of any security, debt obligation, currency or commodity, all manner of derivative instruments and any contracts based on any index or group of securities, debt obligations, currencies or commodities, and any options thereon.
Sponsor means AMG Funds LLC.
Taxable Year means the period originally commencing on the Closing Date and ending on the first September 30 following the Closing Date, and thereafter each period commencing on October 1 of each year and ending on September 30 of the succeeding year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board shall designate another fiscal year for the Fund that is a permissible taxable year under the Code.
Transfer means the assignment, transfer, sale or other disposition of all or any portion of a Unit, including any right to receive any distributions attributable to a Unit.
Units means the equal proportionate shares into which the limited liability company interests of all Members are divided from time to time, each of which represents an interest in the Fund that is equal in all respects to all other Units and as to which the holder hereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units or, if more than one Class is authorized by the Board, the equal proportionate shares into which each Class of Units shall be divided from time to time, each of which represents an interest in the Fund that is equal in all respects to all other Units of the same Class and as to which the holder thereof has such appurtenant rights and obligations as are set forth in this Agreement, and includes fractions of Units as well as whole Units.
ARTICLE II
ORGANIZATION; ADMISSION OF MEMBERS; BOARD
2.1 Formation of Limited Liability Company.
The filing of the Certificate by the Organizational Member, as authorized person within the meaning of the Delaware Act, is hereby ratified and confirmed, and the Organizational Member and any Person or Persons designated by the Board hereby are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver, and file all certificates (and any amendments and/or restatements thereof, including any amendments and/or restatements of the Certificate) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware. The Board shall cause to be executed and filed with applicable governmental authorities any other instruments, documents, and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of the Fund. The Organizational Member or any officer of the Fund

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is also authorized to obtain on behalf of the Fund an Employer Identification Number from the Internal Revenue Service, EDGAR access codes from the Securities and Exchange Commission, and a CUSIP identifier from CUSIP Global Services. The Organizational Member was admitted to the Fund as a member of the Fund effective as of the time of the filing of the Certificate.
2.2 Name.
The name of the Fund shall be “AMG Pantheon Private Equity Fund, LLC” or such other name as the Board hereafter may adopt upon causing an appropriate amendment to this Agreement to be adopted and to the Certificate to be filed in accordance with the Delaware Act. The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board.
2.3 Principal and Registered Office.
The Fund shall have its principal office at the principal office of the Sponsor, or at such other place designated from time to time by the Board.
The Fund shall have its registered office in the State of Delaware at 1209 Orange Street, Wilmington, DE 19801 and shall have CT Corporation as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board in accordance with the Delaware Act.
2.4 Duration.
The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.
2.5 Business of the Fund.
(a) The business of the Fund is to invest substantially all of its assets in the Master Fund. The Fund also may purchase, sell (including short sales), invest, and trade in Securities, invest its assets in Investment Funds, and engage in any financial or derivative transactions relating thereto or otherwise to engage in such other activities and to exercise such rights and powers as permitted under the Delaware Act.
(b) The Fund shall operate as a closed‑end, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions set forth in the Form N‑2.
2.6 The Board.
(a) The Organizational Member hereby designates those Persons listed on Schedule I, who shall agree to be bound by the terms of this Agreement pertaining to the obligations of Directors, to serve as Directors on the initial Board. From time to time, the Board

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may fix the number of Directors or fill vacancies in the Directors, including vacancies arising from an increase in the number of Directors, or remove Directors with or without cause. Each Director shall serve during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Members called for the purpose of electing Directors and until the election and qualification of his or her successor. At any meeting called for the purpose, a Director may be removed by vote of the holders of two‑thirds of the outstanding Units. Any Director may resign at any time by written instrument signed by him or her and delivered to any officer of the Fund or to a meeting of the Board. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Fund or otherwise authorized by the Board, no Director resigning and no Director removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Members may elect Directors at any meeting of Members called by the Board for that purpose and to the extent required by applicable law, including paragraphs (a) and (b) of Section 16 of the 1940 Act. The names and mailing addresses of the Directors shall be set forth in the books and records of the Fund.
(b) If no Director remains, the Sponsor shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Director ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing one or more Directors. If the Members, voting pursuant to the provisions of Section 3.3, shall determine at such meeting not to continue the business of the Fund or if one or more Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.
2.7 Members.
The Board may admit one or more Members to the Fund as members of the Fund as of the first business day of each calendar month or at such other times as the Board may determine without the consent of any other Person. Members may be admitted to the Fund subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or an instrument pursuant to which such Member agrees to be bound by all the terms and provisions hereof. The Board, the Sponsor, or any other Person to whom the Board has delegated such authority from time to time, in their absolute discretion, may reject applications for the purchase of Units in the Fund. The admission of any Person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the purchase of Units of such additional Member.
2.8 Organizational Member.
[Reserved.]

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2.9 Both Directors, the Adviser, the Sponsor and Members.
A Person may at the same time be a Director and a Member, the Adviser and a Member, or the Sponsor and a Member, in which event such Person’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.
2.10 Limited Liability.
Except as otherwise provided under applicable law, none of the Members, Directors, Sponsor, nor, except to the extent provided in Section 3.6 hereof and in the Investment Advisory Agreement, the Adviser, shall be liable personally for the Fund’s debts, obligations or liabilities, whether arising in contract, tort or otherwise, solely by reason of being a member or manager of the Fund in an amount in excess of the Units of such Member, plus such Member’s share of undistributed profits and assets, except that a Member may be obligated to repay any funds wrongfully distributed to such Member.
ARTICLE III
MANAGEMENT
3.1 Management and Control.
(a) The management and control of the business of the Fund shall be vested in the Board, which shall have the right, power, and authority, on behalf of the Fund and in its name, to exercise all rights, powers, and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. Except to the extent otherwise expressly provided in this Agreement, (i) each Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation; and (ii) each Independent Director shall be vested with the same powers, authority, and responsibilities on behalf of the Fund as are customarily vested in each director of a closed‑end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the 1940 Act. During any period in which the Fund shall have no Directors, the Adviser shall continue to serve as investment adviser to the Fund, and each of the Adviser and the Sponsor shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Directors are elected by the Members or the Fund is dissolved in accordance with Section 6.1 hereof.
(b) The Board shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Fund under any provisions of the Code or any other revenue laws.
(c) Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power, or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this

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Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or, subject to the terms of this Agreement, as otherwise required in the Delaware Act.
(d) The Board may delegate to any Person any rights, power, and authority vested by this Agreement in the Board to the extent permissible under applicable law.
3.2 Actions by the Board.
(a) Unless provided otherwise in this Agreement or a higher or additional standard (e.g. approval by a majority of the Independent Directors) is required by the 1940 Act, any act to be taken by the Board may be taken: (i) by the affirmative vote of a majority of the Directors present at a meeting duly called at which a quorum of the Directors shall be present (in person or by telephone); or (ii) by consent, given in writing or by Electronic Transmission, of a majority of the Directors without a meeting.
(b) The Board may designate from time to time a Chairman who shall preside at all meetings. Meetings of the Board may be called by the Chairman or any two Directors, and may be held on such date and at such time and place as the Board shall determine. Each Director shall be entitled to receive written notice of the date, time, and place of such meeting at least 24 hours in advance of the meeting. Notice need not be given to any Director who shall attend a meeting without objecting to the lack of notice or who shall execute a waiver of notice, given in writing or by Electronic Transmission, with respect to the meeting. Directors may attend and participate in any meeting by conference telephone or other communications equipment which permits all Directors participating in the meeting to hear each other. A majority of the Directors then in office shall constitute a quorum at any meeting.
(c) The Board may designate from time to time agents of the Fund who shall have the same powers and duties to act on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation or such powers as are otherwise delegated to them by the Board, and designate them as officers of the Fund. The Persons listed on Schedule I are hereby designated as the initial officers of the Fund. Additional or successor officers of the Fund shall be chosen by the Board and shall consist of at least a President and a Secretary.
3.3 Meetings of Members.
(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Except as otherwise provided in Section 2.6(b) hereof, meetings of the Members may be called by the Board or by Members holding one‑third of the total number of votes eligible to be cast by all Members, and may be held at such time, date, and place as the Board or, to the extent applicable, the Sponsor, shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting at least seven days prior to such meeting. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting. Only matters set forth in the notice of a meeting

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may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding one‑third of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. Any meeting of Members may, by action of a Director or the President of the Fund, be adjourned from time to time with respect to one or more matters to be considered at such meeting, whether or not a quorum is present with respect to such matter, and any adjourned session or sessions may be held, any time after the date set for the original meeting, without the necessity of further notice; upon motion of a Director or the President of the Fund, the question of adjournment may be (but is not required by this Agreement to be) submitted to a vote of the Members, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice. Unless a proxy is otherwise limited in this regard, any Units present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Directors, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.
(b) On each matter submitted to a vote of Members, unless the Board determines otherwise, all Units of all Classes shall vote as a single class; provided, however, that: (i) as to any matter with respect to which the Board determines that a separate vote of any Class is required by the 1940 Act or other applicable law or is required by attributes applicable to any Class, such requirements as to a separate vote by that Class shall apply; (ii) unless the Board determines that this clause (ii) shall not apply in a particular case, to the extent that a matter referred to in clause (i) above affects more than one Class and the interests of each such Class in the matter are identical, then the Units of all such affected Classes shall vote as a single class; and (iii) as to any matter which does not affect the interests of a particular Class, only the holders of Units of the one or more affected Classes shall be entitled to vote as determined by the Board in its sole discretion.
(c) Subject to Section 3.3(b) above, each Member as of the record date for a meeting of Members shall be entitled to cast at such meeting one vote with respect to each Unit held by the Member, as of the record date (and a proportionate fractional vote in the case of a fractional Unit). The Board or, to the extent applicable, the Sponsor, shall establish a record date not less than 10 nor more than 90 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member entitled to vote at the Meeting and the number of votes that each Member will be entitled to cast at the meeting.
(d) A Member may vote at any meeting of Members by a proxy properly given in writing or by Electronic Transmission or by any other means permitted by applicable law by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member giving the proxy by a later writing or

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Electronic Transmission or by any other means permitted by applicable law delivered to the Fund at any time prior to exercise of the proxy, or if the Member giving the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing or by Electronic Transmission are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.
3.4 Other Activities of Members, Directors, the Adviser, and the Sponsor.
(a) None of the Directors or officers of the Fund nor the Adviser or Sponsor shall be required to devote full time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement and any other agreement they may have with the Fund.
(b) The Adviser, Sponsor, and any Member, officer of the Fund, Director, or Affiliates of any of them, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities and Investment Funds, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member shall have any rights in or to such activities of the Adviser, Sponsor, or any other Member, officer of the Fund, Director, or Affiliates of any of them, or any profits derived therefrom, and the pursuit of such activities, even if competitive with the activities of the Fund, shall not be deemed wrongful or improper. No such Person shall be liable to the Fund or any Members for breach of any fiduciary or other duty by reason of the fact that such Person takes any such action or pursues or acquires for, or directs an opportunity to another Person or does not communicate such opportunity to the Fund.
3.5 Duty of Care.
(a) The Directors, officers of the Fund, the Adviser, the Sponsor, including any officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor and each of their respective affiliates, shall not be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such Person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Person constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Person’s duties hereunder.
(b) A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for a Unit shall be liable to the Fund, any other Member or third parties only as required by applicable law or otherwise provided in this Agreement.

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3.6 Indemnification.
(a) To the fullest extent permitted by law, the Fund shall, subject to Section 3.6(b) hereof, indemnify each Director (including for this purpose their executors, heirs, assigns, successors, or other legal representatives), each officer of the Fund, the Adviser, the Sponsor, each officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor, and each of their respective affiliates, and the executors, heirs, assigns, successors or other legal representatives of each of the foregoing, and of any Person who controls or is under common control, or otherwise is affiliated, with the Adviser or Sponsor and their executors, heirs, assigns, successors, or other legal representatives) against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Director, an officer of the Fund, the Adviser, or the Sponsor, any officer, director, member, partner, principal, employee or agent of the Adviser or Sponsor or any of their respective affiliates, or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a non‑appealable decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.6 shall not be construed so as to provide for indemnification of an indemnitee for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on Persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.6 to the fullest extent permitted by law.
(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.6(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee’s failure to fulfill his or its undertaking, or (iii) a majority of the Directors (excluding any Director who is seeking advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.
(c) As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an

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adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.6(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Directors (excluding any Director who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office, or (ii) the Board secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office.
(d) Any indemnification or advancement of expenses made pursuant to this Section 3.6 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.6 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.6 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.6. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.6, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.6 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).
(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.6 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member, the Adviser nor the Sponsor shall be personally liable with respect to any such claim for indemnification or advancement of expenses, except to the extent provided in Section 2.10 hereof.
(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any Person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.6 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any officer of the Fund, a Director, the Adviser, the Sponsor or other Person.

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3.7 Fees, Expenses and Reimbursement.
(a) The Board may cause the Fund to compensate each Director for his or her services hereunder. In addition, the Fund shall reimburse the Directors for reasonable out‑of‑pocket expenses incurred by them in performing their duties under this Agreement.
(b) The Fund shall bear all expenses incurred in the business of the Fund other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement. Expenses to be borne by the Fund (whether borne directly or indirectly through and in proportion to, the Fund’s interest in the Master Fund) (and, thus, indirectly by Members) include, but are not limited to, the following:

(1)
all expenses related to its investment program, including, but not limited to: (i) expenses borne indirectly through the Master Fund’s investments in the Investment Funds, or expenses borne through the Fund’s investments in the Investment Funds, if applicable in each case, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests, or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund’s account, such as direct and indirect expenses associated with the Master Fund’s or the Fund’s investments in Investment Funds (whether or not consummated), and enforcing the Fund’s and Master Fund’s rights in respect of such investments; (iii) transfer taxes and premiums; (iv) taxes withheld on non‑U.S. dividends or other non‑U.S. source income; (v) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vi) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

(2)	the management fee paid by the Fund and the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Fund and the Master Fund;

(3)	any distribution and/or service fees to be paid pursuant to a plan adopted in accordance with Rule 12b‑1 under the 1940 Act;

(4)
all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund and the Master Fund) associated with the operation and registration of the Fund and the Master Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

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(5)
fees of the Independent Directors of the Fund and the independent directors of the Master Fund and the fees and expenses of independent counsel thereto, and the costs and expenses of holding any meetings of the Board or Members, or of the board of directors or members of the Master Fund, in each case that are regularly scheduled, permitted or required to be held under the terms of this Agreement or the limited liability company agreement of the Master Fund, as applicable, the 1940 Act, or other applicable law;

(6)
a portion, as determined by the Board, of the compensation payable to the Fund’s and the Master Fund’s chief compliance officer, and expenses attributable to implementing the Fund’s and the Master Fund’s compliance program;

(7)
the fees and disbursements of any attorneys, accountants, independent registered public accounting firms, and other consultants and professionals engaged on behalf of the Fund and the Independent Directors and the Master Fund and its independent directors;

(8)
the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Fund or the Directors or the officers of the Fund or the Master Fund or the directors or the officers of the Master Fund;

(9)	recordkeeping, custody and transfer agency fees and expenses of the Fund and the Master Fund;

(10)	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members or potential members or the Master Fund’s members or potential members;

(11)
all expenses of computing the Fund’s and the Master Fund’s net asset value, including any equipment or services obtained for the purpose of valuing the Fund’s and the Master Fund’s investment portfolio, including appraisal and valuation services provided by third parties;

(12)	all charges for equipment or services used for communications between the Fund or the Master Fund and any custodian, or other agent engaged by the Fund or the Master Fund;

(13)
fees of custodians, other service providers to the Fund or the Master Fund including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other Persons providing administrative services to the Fund or the Master Fund;

(14)	any extraordinary expenses, including, without limitation, litigation or indemnification expenses, excise taxes and costs incurred in connection

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with holding and/or soliciting proxies for a meeting of Members or members of the Master Fund;

(15)	all taxes to which the Fund or the Master Fund may be subject, directly or indirectly, and whether in the United States, any state thereof or any other U.S. or non‑U.S. jurisdictions; and

(16)	such other types of expenses as may be approved from time to time by the Board or the board of directors of the Master Fund.
Except as set forth in the Investment Advisory Agreement, the Adviser shall be entitled to reimbursement from the Fund for any of the above expenses that the Adviser pays on behalf of the Fund.
(c) The Fund from time to time, alone or in conjunction with other accounts for which the Adviser or Sponsor, or any Affiliate of the Adviser or Sponsor, acts as general partner, managing member or investment adviser, may purchase Insurance in such amounts, from such insurers and on such terms as the Board shall determine.
3.8 Liabilities and Duties.
To the fullest extent permitted by applicable law, the Members agree that the provisions of this Agreement, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of a Member, officer of the Fund, a Director or other Person otherwise existing at law or in equity, replace such other duties and liabilities of such Member, officer of the Fund, Director or other Person.
ARTICLE IV
TERMINATION OF STATUS OR REMOVAL OF ADVISER AND SPONSOR;
TRANSFERS AND REPURCHASES
4.1 Termination of Status of the Adviser.
The status of the Adviser as Adviser and a manger shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with such Person, effective as of the date of such termination.
4.2 Termination of Status of the Sponsor.
The status of AMG Funds LLC as Sponsor and a manager shall terminate if the AMG Funds LLC shall voluntarily withdraw as Sponsor with written notice to the Board.

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4.3 Transfer of Units.
(a) Units may be Transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of such Member or (ii) with the written consent of the Board or the Sponsor (which may be withheld in each of its sole and absolute discretion).
(b) If any transferee does not meet any investor eligibility requirements established by the Fund from time to time, or if neither the Board nor the Sponsor consents to a Transfer, the Fund reserves the right to repurchase the transferred Units from the Member’s successor pursuant to Section 4.4.
(c) Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the right to tender such Units for repurchase by the Fund in connection with an offer to purchase such Units made by the Fund (provided that the Fund need not make any such offer) and shall be entitled to receive any dividend and other distributions paid by the Fund with respect to such Units, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board or the Sponsor (or a delegate of either of them), which may be withheld in each of its (or each delegate’s) sole discretion. The admission to the Fund of any transferee or successor as a substituted Member shall be effective upon such consent and the execution and delivery by, or on behalf of, such substituted Member of either a counterpart of this Agreement or an instrument that constitutes the execution and delivery of this Agreement, without the consent of any other Person.
(d) Any pledge, transfer, or assignment not made in accordance with this Section 4.3 shall be void.
(e) Each transferring Member and transferee agrees to pay all expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with such Transfer. Upon the Transfer to another Person or Persons of a Member’s Units, such transferring Member shall cease to be a member of the Fund with respect to such Units. Unless prohibited by applicable law (and then only to the extent so prohibited) each transferring Member shall indemnify and hold harmless the Fund, the Sponsor, the Adviser, the Directors, the officers of the Fund, each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such Persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3 and (ii) any misrepresentation by such Member (or such Member’s transferee) in connection with any such Transfer.
4.4 Repurchase of Units.
(a) Except as otherwise provided in this Agreement, no Member or other Person holding any Units shall have the right to withdraw or tender to the Fund for repurchase of

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any such Units. The Board may from time to time, and in its complete and exclusive discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Units from Members, including the Adviser, Sponsor or any Affiliates thereof, pursuant to written tenders. In determining whether to cause the Fund to offer to repurchase Units from Members pursuant to written tenders, the Board shall consider the following factors, among others:

(1)	whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;

(2)	whether any Members have requested to tender Units to the Fund;

(3)	the liquidity of the Fund’s and the Master Fund’s assets (including fees and costs associated with disposing of the Fund’s and the Master Fund’s interests in underlying Investment Funds);

(4)	the investment plans and working capital and reserve requirements of the Fund;

(5)	the relative economies of scale of the tenders with respect to the size of the Fund;

(6)	the history of the Fund in repurchasing Units;

(7)	the availability of information as to the value of the Fund’s and the Master Fund’s investments in underlying Investment Funds;

(8)	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

(9)	the anticipated tax consequences to the Fund of any proposed repurchases of Units; and

(10)	the recommendations of the Adviser or Sponsor.
The Board shall cause the Fund to repurchase Units pursuant to written tenders only on terms fair to the Fund and to all Members and Persons holding Units acquired from Members, as applicable.
(b) The Board may cause the Fund to repurchase all or any portion of the Units of a Member or any Person acquiring any Units from or through a Member if the Board determines or has reason to believe that:

(1)	such Units have been transferred in violation of Section 4.3 hereof, or such Units have vested in any Person by operation of law (i.e., the result of the

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death, bankruptcy, insolvency, adjudicated incompetence, or dissolution of the Member);

(2)	if any transferee does not meet any investor eligibility requirements established by the Fund from time to time;

(3)
ownership of such Units by a Member or other Person is likely to cause the Fund or the Master Fund to be in violation of, or require registration of any Units under, or subject the Fund or the Master Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

(4)
continued ownership of such Units by a Member may be harmful or injurious to the business or reputation of the Fund, the Master Fund, the Adviser, or the Sponsor, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal or regulatory consequences;

(5)	any of the representations and warranties made by a Member or other Person in connection with the acquisition of Units was not true when made or has ceased to be true;

(6)
with respect to a Member subject to special laws or regulations, the Member is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;

(7)
the investment balance of the Member falls below the amount the Board determines from time to time to be a minimum investment in the Fund or rises above the amount the Board determines from time to time to be a maximum investment in the Fund; or

(8)	it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase such Units.
(c) Repurchases of Units by the Fund shall be payable in non‑interest bearing promissory notes with such terms as determined by the Board in its discretion, unless the Board, in its discretion, determines otherwise, or, in the discretion of the Board, in Securities (or any combination of Securities and cash) of equivalent value. All such repurchases shall be subject to any and all conditions as the Board may impose and shall be effective as of a date set by the Board after receipt by the Fund of all eligible written tenders of Units as of a date set by the Board. The amount due to any Member whose Units are repurchased shall be equal to the net asset value of such Member’s Units as applicable as of the effective date of repurchase, subject to any applicable early repurchase fee, and subject to subsequent adjustment, in the discretion of the Adviser or the Sponsor, in the event that additional relevant information becomes available following the Fund’s annual audit.
(d) If, at any time after the first two full years of the Fund’s operations, a Member submits to the Fund a written request to commence a repurchase offer and the Fund

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does not, within two years from the date of such written request, commence a repurchase offer for at least 5% of the Net Assets of the Fund, the Fund promptly will thereafter offer to all then Members the opportunity to contribute their Units to a special purpose vehicle (an “SPV”) to be registered under the 1940 Act or exempt from such registration and having the investment objective to liquidate at least 90% of its assets within three full fiscal years of such contribution. Any such offer to contribute will be made pursuant to an offering registered under the Securities Act of 1933, as amended, or pursuant to offering exempt from such registration. Any SPV organized pursuant to this section will not bear any investment advisory or investment management fees after the three fiscal year period.
ARTICLE V
UNITS
5.1 Units.
(a) The limited liability company interests in the Fund shall be divided into such transferable Units of one or more separate and distinct Classes of Units as the Board, in its sole discretion and without Member approval, from time to time create and establish. The Board shall have full power and authority, in its sole discretion, and without obtaining any prior authorization or vote of the Members of any Class of the Fund (i) to create, establish and designate, and to change in any manner, any initial Class or additional Classes, and to fix such preferences, voting powers, rights and privileges of such Classes, which may be superior to the preferences, voting powers, rights and privileges of any existing class, as the Board may from time to time determine; (ii) to divide or combine the Units or any Classes into a greater or lesser number, provided that such division or combination does not change the proportionate beneficial interest in the assets of the Fund of any Member or other holder of Units or in any way affect the rights of Units; (iii) to classify or reclassify any unissued Units or any Units previously issued and reacquired of any Class into one or more Classes that may be established and designated from time to time; and (iv) to take such other action with respect to the Units as the Board may deem desirable. Except as provided herein, each Unit of a particular Class shall represent an equal proportionate interest in the assets of the Fund (subject to the liabilities of the Fund), and each Unit of a particular Class shall be equal with respect to net asset value per Unit of that Class as against each other Unit of that Class. The rights attaching to all Units of a particular Class shall be identical as to right of repurchase by the Fund, dividends and other distributions (whether or not on liquidation), and voting rights. Unless another time is specified by the Board, the establishment and designation of any Class shall be effective upon the adoption of a resolution by the Board setting forth such establishment and designation and the preferences, powers, rights and privileges of the Units of such Class, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of such Class including, without limitation, any registration statement of the Fund, or as otherwise provided in such resolution;
(b) The number of the Fund’s authorized Units of each Class and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 5.1(k) hereof, the Board may issue Units of each Class for such consideration and on such terms as they may determine (or for no consideration if issued in connection with a dividend in Units or a split

19

of Units), or may reduce the number of issued Units in proportion to the relative net asset value of the Units then outstanding, all without action or approval of the Members. All Units when so issued on the terms determined by the Board shall be fully paid and non‑assessable;
(c) All references to Units in this Agreement shall be deemed to be Units of any or all Classes as the context may require. All provisions herein relating to the Fund shall apply equally to each Class of the Fund except as the context otherwise requires;
(d) In accordance with Section 2.8 hereof, any Director, officer or other agent of the Fund (including, without limitation, the Adviser and Sponsor), and any organization in which any such Person is interested may acquire, own, and dispose of Units of the Fund to the same extent as if such Person were not a Director, officer or other agent of the Fund; and the Fund may issue and sell or cause to be issued and sold and may purchase Units from any such Person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally;
(e) Units shall not be represented by certificates, but only by notation on the Unit records of the Fund, as kept by the Fund or by any transfer or similar agent, as the case may be. The Unit records of the Fund, whether maintained by the Fund or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of each Class of Units and as to the number of Units of each Class held from time to time by each such Person;
(f) All consideration received by the Fund for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Fund generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Fund;
(g) The liabilities, expenses, costs, charges and reserves attributable to the Fund shall be charged and allocated to the assets belonging to the Fund generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Fund;
(h) Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Board may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Board may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Fund and for any reasonable reserves as determined by the Board in its sole discretion. All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units in proportion to the number of Units held by such Persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Board may determine that no dividend or distribution shall be payable on Units as to which the Member’s purchase order and/or payment have not been received by the time or times established by the Board under such program or procedure.

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Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Board or pursuant to any program that the Board may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that Person. Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 7.2 hereof. Notwithstanding anything in this Agreement to the contrary, the Board may at any time declare and distribute a dividend of Units or other property pro rata among the Members or other holders of Units at the date and time of record established for the payment of such dividends or distributions;
(i) Notwithstanding anything to the contrary contained herein, none of the Directors or the Members, nor any other Person on behalf of the Fund, shall make a distribution to the Members on account of their interest in the Fund if such distribution would violate Section 18‑607 of the Delaware Act or any other applicable law;
(j) Units shall be transferable only in accordance with Section 4.3 hereof;
(k) The Board, subject to Section 2.7 hereof, may accept investments in the Fund by way of Unit purchase, from such Persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, Securities or other property in which the Fund is authorized to invest, hold or own, valued as provided in Section 7.2 hereof. The Board may authorize any distributor, principal underwriter, custodian, transfer agent or other Person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms;
(l) Units may be issued as fractions thereof. Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Fund. Fractions of Units shall be calculated to three decimal points.
ARTICLE VI
DISSOLUTION AND LIQUIDATION
6.1 Dissolution.
(a) The Fund shall be dissolved at any time there are no Members, unless the Fund is continued in accordance with the Delaware Act, or upon the occurrence of any of the following events:

(1)	upon the affirmative vote to dissolve the Fund by the Board;

(2)
upon the determination of the Members not to continue the business of the Fund at a meeting called by the Sponsor in accordance with Section 2.6(b) hereof when no Director remains to continue the business of the Fund or if

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the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity;

(3)	at the election of the Sponsor to dissolve the Fund; or

(4)	as required by operation of law.
Except as provided above, Members shall not have the authority, by vote or otherwise, to dissolve or cause the dissolution of the Fund. Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.
6.2 Liquidation of Assets.
(a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board, acting directly or through a liquidator it selects, shall liquidate, in an orderly manner, the business and administrative affairs of the Fund, except that if the Board is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall liquidate, in an orderly manner, the business and administrative affairs of the Fund. The proceeds from liquidation shall, subject to the Delaware Act, be distributed in the following manner:

(1)
payments in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(2)
such debts and liabilities as are owing to current or former Members who hold non‑interest bearing promissory notes of the Fund as a result of having previously tendered their Units to the Fund for repurchase shall be paid next in their order of seniority and on a pro rata basis,

(3)	such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(4)	the Members shall be paid next, on a pro rata basis, in proportion to the relative number of Units held by such Person
(b) Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in‑kind distribution is to be made, the assets distributed in kind shall be valued pursuant to Section 7.2 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

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ARTICLE VII
ACCOUNTING, VALUATIONS AND WITHHOLDING
7.1 Accounting and Reports.
(a) The Fund shall adopt for tax accounting purposes any accounting method which the Board shall decide in its sole discretion is in the best interests of the Fund. The Fund’s accounts shall be maintained in U.S. currency.
(b) Except as required by the 1940 Act, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member or about the affairs of the Fund. To the fullest extent permitted by Section 18‑305(f) of the Delaware Act, each Member agrees that its right to receive information from the Fund with respect to its interest in the Fund is restricted to only those rights to information set forth in this Agreement. No act of the Fund, the Adviser, the Sponsor, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(b).
7.2 Valuation of Assets.
(a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of the Fund (other than assets invested in Investment Funds) as of the close of business on the last day of each Fiscal Period or more frequently, in the discretion of the Board, in accordance with such valuation procedures as shall be established from time to time by the Board. Assets of the Fund invested in Investment Funds shall be valued at fair value in accordance with procedures adopted by the Board. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.
(b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.2 shall be conclusive and binding on all of the Members and all parties claiming through or under them.
7.3 Withholding.
(a) The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

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(b) For purposes of this Agreement, any taxes so withheld or paid over by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.
(c) The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Unless prohibited by applicable law (and then only to the extent so prohibited), each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.
ARTICLE VIII
MISCELLANEOUS PROVISIONS
8.1 Amendment of Limited Liability Company Agreement.
(a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with the approval of (i) the Board (including the vote of a majority of the Independent Directors, if required by the 1940 Act); and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.
(b) Any amendment that would:

(1)	increase the obligation of a Member to make any contribution to the Fund;

(2)	reduce the rights attaching to the Units held by any Person as against the rights attaching to the Units held by any other Person, except to the extent specifically contemplated by Section 5.1(a); or

(3)	modify the events causing the dissolution of the Fund;
may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(2) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender his or her Units for repurchase by the Fund (except as otherwise contemplated in Section 8.1(c) hereof).
(c) By way of example only, the Board, at any time without the consent of the Members may:

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(1)	restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2)
amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and

(3)
amend this Agreement, taking due consideration of the interests of the Members as a whole to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund maintains its then-current federal tax treatment.

(d) The Board shall give written notice of any proposed amendment to this Agreement to each Member, which notice shall set forth (i) the text of the proposed amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.
8.2 Special Power of Attorney.
(a) Each Member hereby irrevocably makes, constitutes and appoints the Sponsor and each of the Directors, acting severally, and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys‑in‑fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(1)	any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2)	any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(3)
all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent. If an amendment to the Certificate

25

or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection which such Member may assert with respect to such action, the attorneys‑in‑fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power‑of‑attorney with a view to the orderly administration of the affairs of the Fund.
(c) Pursuant to Section 18‑204(c) of the Delaware Act, this power‑of‑attorney is a special power‑of‑attorney and is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power in favor of the Sponsor and each of the Directors, acting severally, and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:

(1)
shall be irrevocable and continue in full force and effect notwithstanding the subsequent death, disability, incapacity, dissolution, termination of existence or bankruptcy of, or any other event concerning, any party granting this power‑of‑attorney, regardless of whether the Fund, the Board or any liquidator shall have had notice thereof; and

(2)
shall survive the delivery of a Transfer by a Member of its Units, except that where the transferee thereof has been approved by the Board or the Sponsor for admission to the Fund as a substituted Member, this power‑of‑attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board, the Sponsor, or any liquidator to execute, acknowledge and file any instrument necessary to effect such substitution.

8.3 Notices.
Notices which may be or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or by Electronic Transmission, including e‑mail, or, if to the Fund, by registered or certified mail, return receipt requested, and shall be addressed to the respective parties hereto at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund in the case of notice given to any Member, and to each of the Members in the case of notice given to the Fund). Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, Electronic Transmission (including e‑mail), commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

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8.4 Agreement Binding Upon Successors and Assigns.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof which is not made pursuant to the terms of this Agreement shall be void.
8.5 Applicability of 1940 Act and Form N‑2.
The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the 1940 Act and the Form N‑2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N‑2.
8.6 Choice of Law; Derivative and Direct Claims.
(a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be governed by and construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.
(b) No Member shall commence any proceeding on behalf or for the benefit of the Fund until (i) a written demand has been made upon the Fund to take suitable action, and (ii) 90 days have elapsed from the date the demand was made, or, if the decision whether to reject such demand has been duly submitted to a vote of the Members, 120 days have elapsed from the date the demand was made, unless in either case the Member has earlier been notified that the demand has been rejected. Such demand shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed proceeding or claim and the essential facts relied upon by the Member to support the allegations made in the demand. In its sole discretion, the Board may submit the matter to a vote of Members of the Fund or any Class, as appropriate. Any decision by the Board to bring, maintain or settle (or not to bring, maintain or settle) such proceeding, or to vindicate (or not vindicate) any claim on behalf or for the benefit of the Fund, or to submit the matter to a vote of Members, shall be made by a majority of the Independent Directors in their sole business judgment and shall be binding upon the Members, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. The Fund shall advise the Member submitting such demand whether it requires additional reasonable time within which to conduct an inquiry into the allegations made in the demand. Any Independent Director acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Fund shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.
(c) No class of Members shall have the right to bring or maintain a direct action or claim for monetary damages against the Fund or the Directors predicated upon an express or implied right of action under this Agreement or the 1940 Act, nor shall any single

27

Member, who is similarly situated to one or more other Members with respect to an alleged injury, have the right to bring such an action, unless the class of Members or single Member has obtained authorization from a majority of the Independent Directors to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Directors. A request for authorization shall be mailed to the Secretary of the Fund at the Fund’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the class of Members or single Member to support the allegations made in the request. The Board shall consider such request within 90 days after its receipt by the Fund. In its sole discretion, the Board may submit the matter to a vote of Members of the Fund. Any decision by a majority of the Independent Directors to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Members, shall be binding upon the class of Members or single Member seeking authorization.
8.7 Not for Benefit of Creditors.
The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, the Adviser, the Sponsor, officers of the Fund, Directors, and the Fund. This Agreement is not intended for the benefit of non‑Member creditors and no rights are granted to non‑Member creditors under this Agreement (except as provided in Section 3.6).
8.8 Consents.
Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.
8.9 Merger and Consolidation.
Unless otherwise required by applicable law, notwithstanding any other provision of this Agreement, the Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18‑209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved by the Board, without the consent of any other Member or Person being required.
8.10 Pronouns.
All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons, firm or corporation may require in the context thereof.
8.11 Confidentiality.
(a) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other Person the name or address (whether business, residence or mailing) of any Member (collectively, “Confidential Information”) without the prior written consent of the Board, which consent may be withheld in

28

its sole discretion, it being understood and agreed that the foregoing provision is not applicable to the Fund.
(b) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its affiliates, including any of such affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non‑breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non‑breaching Members and the Fund may be entitled, such Members also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.
(c) Notwithstanding anything to the contrary in this Agreement, the Fund, the Board, the Adviser, and the Sponsor shall each have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board, the Adviser, or the Sponsor reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board, the Adviser, or the Sponsor in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.
8.12 Certification of Tax Status.
Unless such certification is not deemed necessary by the Adviser or Sponsor, each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify upon admission to the Fund whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, as well as such other tax matters as deemed necessary or appropriate by the Fund, Adviser, Sponsor, or Board, and shall notify the Fund within 30 days of any change in such Member’s status; each Member or transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall, from time to time, provide such tax certification, documentation, waivers, representations or information as requested by the Fund, Adviser, Sponsor, or Board. Any Member who shall fail to provide such certification when requested to do so by the Board may be treated as a non‑United States Person for purposes of U.S. Federal tax withholding.
8.13 Severability.
If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

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8.14 Filing of Returns.
The Board or its designated agent shall prepare and file, or cause the accountants of the Fund to prepare and file, a Federal income tax return in compliance with Section 6012 of the Code and any required state and local income tax and information returns for each tax year of the Fund.
8.15 Tax Election.
The Sponsor, or any officer, Director, or Member (at the request of the Board) is hereby authorized to make any election and to take any necessary or appropriate action in connection therewith to cause the Fund to be classified as an association taxable as a corporation for U.S. Federal tax purposes.
8.16 Entire Agreement.
This Agreement (including the Schedule attached hereto which is incorporated herein) constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto. It is hereby acknowledged and agreed that the Fund, without the consent of any Member, may enter into written agreements which have been approved by the Board (“Other Agreements”) with Members, executed contemporaneously with the admission of such Members to the Fund, effecting the terms hereof or of any application in order to meet certain requirements of such Members. The parties hereto agree that any terms contained in an Other Agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any application.
8.17 Discretion.
Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, whenever in this Agreement, a Person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such Person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by law, have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its “good faith” or under another express standard, then such Person shall act under such express standard.
8.18 Counterparts.
This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.
8.19 Effectiveness. Pursuant to Section 18‑201(d) of the Delaware Act, this Agreement shall be effective as of the time of the filing of the Certificate.
[Signature Page Follows]

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EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.
IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

ORGANIZATIONAL MEMBER:

AMG FUNDS LLC

By:	/s/ Jeffrey T. Cerutti
	Name:	Jeffrey T. Cerutti
	Title:	President and Principal Executive Officer
PANTHEON VENTURES (US) LP, as Adviser
By:	/s/ T. Sheldon Chang
	Name:	T. Sheldon Chang
	Title:	Managing Director
AMG FUNDS LLC, as Sponsor
By:	/s/ Keitha L. Kinne
	Name:	Keitha L. Kinne
	Title:	Chief Operating Officer

The undersigned understand and agree to the provisions of this Agreement pertaining to the obligations of Directors.

By:	/s/ Christine C. Carsman
Christine C. Carsman, Director

By:	/s/ Kurt Keilhacker
Kurt Keilhacker, Director

By:	/s/ Eric Rakowski
Eric Rakowski, Director

By:	/s/ Victoria Sassine
Victoria Sassine, Director

STATEMENT OF ADDITIONAL INFORMATION

July 31, 2023

AMG PANTHEON FUND, LLC

Class 1 Units

680 Washington Boulevard, Suite 500

Stamford, Connecticut 06901

877-355-1566

The prospectus for Class 1 units of beneficial interest (the “Units”) of AMG Pantheon Fund, LLC (the “Fund”), dated July 31, 2023, as revised or supplemented from time to time (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. The Fund offers Class 2, Class 3, Class 4, and Class 5 units in a separate prospectus and statement of additional information. You may request a copy of the Prospectus or this SAI free of charge by contacting BNY Mellon Investment Servicing (US) Inc. at (877) 355-1566. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus.

INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund and AMG Pantheon Master Fund, LLC (the “Master Fund”), as well as the principal risks associated with the Fund’s and the Master Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various private investment funds (“Investment Funds”) in which the Master Fund and Fund invest are not subject to the investment policies of the Fund and the Master Fund and may have different or contrary investment policies.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The Master Fund has identical fundamental policies. “SEC,” as used in this SAI, refers to the U.S. Securities and Exchange Commission. The Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules, or regulations.

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Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund. For purposes of determining compliance with investment restriction (7) above related to concentration of investments, Investment Funds are not considered part of any industry or group of industries. Notwithstanding anything herein to the contrary, nothing in investment restriction (7) will prohibit the Fund from investing in the Master Fund.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF INVESTMENT FUNDS AND RELATED RISKS

As discussed in the Prospectus, the Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company also registered under the 1940 Act as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as that of the Fund.

The Master Fund may invest up to 25% of its total assets in a wholly-owned subsidiary organized as a Delaware limited liability company (the “Corporate Subsidiary”). The Master Fund may also invest all or a portion of its assets in a second wholly-owned subsidiary organized as a Delaware limited liability company (the “Lead Fund” and, together with the Corporate Subsidiary, the “Subsidiaries”, and each a “Subsidiary”). Each Subsidiary has the same investment objective and strategies as the Master Fund and, like the Fund and the Master Fund, is managed by the Adviser.

Except as otherwise provided, references to the Fund’s investments also will refer to the Master Fund’s investments and each Subsidiary’s investments, in each case, for the convenience of the reader.

Additional information concerning the characteristics of certain of the Fund’s and Master Fund’s investments are set forth below.

Emerging Market Securities

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. Investors should be aware that the value of the Master Fund and the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in non-emerging market countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Master Fund’s or the Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

Real Estate Investment Trusts (“REITs”)

The Master Fund and the Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

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Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like RICs such as the Master Fund and the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Master Fund or the Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Master Fund or the Fund, as applicable.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the favorable tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Small-Capitalization Companies

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

Mid-Capitalization Companies

The stocks of mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. To the extent the Fund invests in mid–capitalization companies it may underperform other stock funds (such as large-company stock funds) when stocks of mid–capitalization companies are out of favor.

LIBOR Transition Risk

Many financial instruments have historically relied upon a floating rate based on London Interbank Offered Rate (“LIBOR”), which was the offered rate for short-term Eurodollar deposits between major international banks. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of the remaining U.S. dollar LIBOR settings on a representative basis as of June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after the end of 2021. The transition away from and elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Fund that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and other assets or liabilities tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract as of June 30, 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (“SOFR”) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Markets are developing in response to these new rates, but questions around liquidity of investments impacted by these rates, and how to appropriately

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adjust these rates as a result of the of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Investment Fund Managers may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the investments of the Investment Funds, the Master Fund or the Fund and may expose the Fund, the Master Fund or the Investment Funds to additional tax, accounting and regulatory risks. The transition away from LIBOR and the adoption of alternative reference rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Fund.

Additional Market Disruption and Geopolitical Risks

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at disadvantageous times. Events such as these and their impact on the Fund and the Master Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe and NATO. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries and political bodies issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Fund. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that may have negative effects on the Fund. Sanctions, or the threat of new or modified sanctions, could directly or indirectly impair the ability of the Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. The extent and duration of the military actions associated with Russia’s invasion of Ukraine, the resulting sanctions, and the resulting disruption of the Russian economy are impossible to predict but may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund.

MANAGEMENT OF THE FUND

Directors and Officers of the Fund

The Directors and Officers of the Fund, their business addresses, principal occupations for the past five years, and ages are listed below. The Board provides broad supervision over the affairs of the Fund. The Board is composed of experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review

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contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director and each Officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

There is no stated term of office for Directors. Each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. The Chairman of the Board, the President, any Vice President, the Treasurer, and the Secretary and such other officers as the Directors may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Board.

The Master Fund Board, which currently has the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund investors, including the Fund. References herein to the “Board” refers to the Board of Directors of the Fund or the Master Fund, as appropriate, and references herein to “Directors” refers to the Directors of the Fund or the Master Fund, as appropriate.

Independent Directors

The Directors in the following table are Independent Directors of the Fund. Eric Rakowski serves as the Independent Chairman of the Board.

NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR **	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Kurt Keilhacker YOB: 1963	Director since 2014	Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA, (2002-2019)	45	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR **	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Eric Rakowski YOB: 1958	Director since 2014	Professor of Law, University of California at Berkeley School of Law (1990-Present)	45	Trustee of Parnassus Funds (3 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios) (2008-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR **	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Victoria L. Sassine YOB: 1965	Director since 2014	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019)	45	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive); Audit Committee financial expert.

*	The address for each director is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**	The AMG Fund Complex consists of the Fund, the Master Fund, each Subsidiary, and the funds of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV.

Interested Director

Garret Weston is being treated by the Fund as an “interested person” of the Fund within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc., which indirectly owns a majority of the interests of Pantheon Ventures (US) LP (the “Adviser”).

NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Garret W. Weston YOB: 1981	Director since 2021	Affiliated Managers Group, Inc. (2008-Present): Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement	45	None	Significant senior leadership role within AMG across a number of areas,

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
		(2021-2023), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006)			including responsibilities since 2020 for the AMG Funds business and other distribution related activities, as well as prior significant experience with AMG’s investments and relationships with its Affiliates. Prior to AMG, significant business, investment and corporate finance experience within the financial services industry.

*	The address for each director is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**	The AMG Fund Complex consists of the Fund, the Master Fund, each Subsidiary, and the funds of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Directors are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Directors are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Director’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s and the Adviser’s legal counsel. Both Independent Director and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

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Officers

NAME, ADDRESS AND YEAR OF BIRTH *	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne YOB: 1958	President, Chief Executive Officer and Principal Executive Officer since 2018; Chief Operating Officer since 2014	President, Chief Executive Officer and Principal Executive Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2018-Present); Chief Operating Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Thomas Disbrow YOB: 1966	Treasurer, Principal Financial Officer, and Principal Accounting Officer since 2017	Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

Susan Long McAndrews YOB: 1967	Executive Vice President since 2021	Executive Vice President, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2021-Present); Partner of U.S. Investment and Global Business Development, Pantheon Ventures (US) LP (2002-Present); Chief Executive Officer, Pantheon Securities, LLC (2002-Present); Principal, Capital Z Partners (1998-2001); Director, Private Equity Group, Russell Investments (1995-1998)

Mark J. Duggan YOB: 1965	Secretary and Chief Legal Officer since 2015	Secretary and Chief Legal Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2015-Present); Managing Director and Senior Counsel, AMG

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NAME, ADDRESS AND YEAR OF BIRTH *	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

Patrick J. Spellman YOB: 1974	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2022	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2019-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2022-Present); Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

John A. Starace YOB: 1970	Deputy Treasurer since 2017	Deputy Treasurer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

*	The address for each executive officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Director Share Ownership

Name of Director	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2022	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Family of Investment Companies Beneficially Owned December 31, 2022
Independent Directors:

Kurt Keilhacker	Over $100,000	Over $100,000
Eric Rakowski	Over $100,000	Over $100,000
Victoria Sassine	$10,001-$50,000	Over $100,000

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Name of Director	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2022	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Family of Investment Companies Beneficially Owned December 31, 2022
Interested Director:
Garret W. Weston	$50,001-$100,000	Over $100,000

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board and the Board’s oversight of the Fund’s risk management process. The Board consists of four Directors, three of whom are Independent Directors. An Independent Director serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Directors, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Fund is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Directors, the Independent Directors’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Directors and the Independent Directors’ independent legal counsel, the Independent Directors consider a variety of matters that are required by law to be considered by the Independent Directors, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Directors are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser as the Fund’s investment adviser. The Adviser is responsible for the Fund’s overall investment operations, including management of the risks that arise from the Fund’s investment operations. An employee of the Adviser serves as one of the Fund’s officers. The Board provides oversight of the services provided by the Adviser and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board receives periodic reports from the Fund’s Chief Legal Officer on risk management matters. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures.

The Master Fund Board’s leadership structure and risk oversight are identical.

Board Committees

As described below, the Board has two standing Committees. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

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Audit Committee

The Board has an Audit Committee consisting of all of the Independent Directors. Victoria Sassine serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Directors in overseeing the Fund’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Fund’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the Fund’s annual audits and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Fund or the Adviser or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Fund, the Fund’s financial statements or the amount of any dividend or distribution right, among other matters. The function of the Audit Committee of the Master Fund is the same. The Audit Committee of the Fund met twice during the most recent fiscal year.

Governance Committee

The Board has a Governance Committee consisting of all of the Independent Directors. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Directors; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Director) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Fund; (iii) the compensation to be paid to Independent Directors; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Director; (ii) conduct self-evaluations of the performance of the Directors and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Directors and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by members. Members who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of member proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, at c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The function of the Governance Committee of the Master Fund is the same. The Governance Committee of the Fund met twice during the most recent fiscal year.

Directors’ Compensation

Name of Director	Aggregate Compensation from the Fund(a)	Total Compensation from the Fund Complex Paid to Directors(b)
Independent Directors:
Kurt Keilhacker	$46,500	$321,500
Eric Rakowski	$56,500	$361,500
Victoria Sassine	$56,500	$306,500

Interested Director:
Garret W. Weston	None	None

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(a)	Aggregate compensation includes amounts from the Fund and the Master Fund for the fiscal year ending March 31, 2023. The Fund does not provide any pension or retirement benefits for the Directors.
(b)

Total compensation includes amounts paid for the fiscal year ended March 31, 2023 for services as a Director of the AMG Fund Complex. As of March 31, 2023, each Director served as a trustee or director to 45 funds in the AMG Fund Complex.

PORTFOLIO MANAGEMENT

In addition to the Fund (for purposes of this section, the “Fund” includes the Master Fund and its Subsidiaries, unless otherwise indicated), the Fund’s portfolio managers manage, or are affiliated with, other accounts, including other pooled investment vehicles. The following tables list the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and estimated assets under management in those accounts, as of December 31, 2022.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world- wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	90	$46.3 billion	57	$20.8 billion
Dennis McCrary	0	$0	90	$46.3 billion	57	$20.8 billion
Brian Buenneke	0	$0	41	$16.0 billion	44	$16.8 billion
Evan Corley	0	$0	41	$16.0 billion	44	$16.8 billion
Kevin Dunwoodie	0	$0	41	$16.0 billion	44	$16.8 billion
Kathryn Leaf	0	$0	90	$46.3 billion	57	$20.8 billion
Jeff Miller	0	$0	90	$46.3 billion	57	$20.8 billion
Rudy Scarpa	0	$0	90	$46.3 billion	57	$20.8 billion
Rakesh Jain	0	$0	90	$46.3 billion	57	$20.8 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	55	$35.1 billion	37	$14.3 billion
Dennis McCrary	0	$0	55	$35.1 billion	37	$14.3 billion
Brian Buenneke	0	$0	31	$13.3 billion	25	$10.4 billion
Evan Corley	0	$0	31	$13.3 billion	25	$10.4 billion
Kevin Dunwoodie	0	$0	31	$13.3 billion	25	$10.4 billion
Kathryn Leaf	0	$0	55	$35.1 billion	37	$14.3 billion
Jeff Miller	0	$0	55	$35.1 billion	37	$14.3 billion
Rudy Scarpa	0	$0	55	$35.1 billion	37	$14.3 billion
Rakesh Jain	0	$0	55	$35.1 billion	37	$14.3 billion

Potential Conflicts of Interest

The Adviser will advise multiple clients with different investment objectives, guidelines and policies, and fee structures. In situations where an investment opportunity falls within the investment objectives of multiple clients of the Adviser, there may also be conflicts of interest among clients regarding which of those entities will be given the opportunity to make or participate in the investment opportunity and, if the investment is to be made by more than one of those entities, the proportions in which such opportunity will be allocated among the participating entities.

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The Adviser will receive both management fees and/or carried interest (performance fees) as compensation for its advisory services. Carried interest will, at times, create an incentive for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of a performance-based fee. In these instances, the Adviser’s compensation will, at times, be greater than it would otherwise have been, as the fee will be based on the funds’ or separate accounts’ performance instead of, or in addition to, a percentage of assets under management. In theory, the Adviser has an incentive to dedicate increased resources and allocate more profitable investment opportunities to clients bearing higher carried interest percentages or to clients whose governing documents contain less restrictive terms regarding timing of carried interest distributions, which would not include the Master Fund. In theory, the Adviser also has an incentive to allocate investment opportunities to clients that pay a general partner’s share or management fees based on invested capital or capital committed to transactions rather than on capital commitments. However, the Adviser has a Conflicts of Interest Policy to manage conflicts of interest, including with respect to allocation of investment opportunities, and it is the Adviser’s policy to allocate investment opportunities and resources based on its allocation procedures (as discussed below), and it does not consider fees or carried interest, in any regard, when making allocation determinations.

The Adviser’s investment allocation policy (the “Allocation Policy”) is to allocate investment opportunities among clients based on methodologies designed to be fair and equitable over time, not taking into account fee structures on particular accounts, and consistent with and subject to the fiduciary and contractual duties of the Adviser to such clients in accordance with the Adviser’s Allocation Policy and procedures.

In order to implement the Allocation Policy and manage any conflicts of interest related to investment allocations, the Adviser maintains procedures relating to the allocation of investment opportunities. The Adviser’s allocation procedures may be modified from time to time at its discretion.

Occasionally, after allocating opportunities to all eligible clients of the Adviser (including other investment vehicles and accounts managed or advised by a Pantheon entity, referred to herein as “Pantheon Funds”), the Adviser will have excess capacity for a transaction for which it may look to other persons, including syndication partners or investors in Pantheon Funds. The Adviser reserves full discretion with respect to the allocation of such opportunities. The Adviser may charge fees or carried interest to any such persons.

Classification of Investment Opportunities. Allocation of investment opportunities is generally predicated on the initial classification of each such opportunity by asset and deal type, for example, (i) as a primary investment, a secondary investment, or a co-investment, (ii) a private equity investment, an infrastructure or real asset investment, or a real estate investment, or (iii) global, regional (US, Europe, Asia, Rest of the World), an emerging market investment, or the like, in order to determine which clients of the Adviser are appropriate for the investment opportunity. The Adviser will make the classification of an investment opportunity’s asset and deal type in good faith. In some instances, the classifications are not entirely clear, may overlap, or may not be deemed relevant. Depending on such classification, clients implementing targeted strategies that are subsets of broader classifications may be subject to increases or decreases in such allocations in the manner set forth above in order to fully and appropriately implement such targeted strategy. In addition, where an investment opportunity overlaps multiple investment strategies (such as, for example, an investment opportunity that is, say, both an infrastructure investment and a secondary investment, or a co-investment and a real asset investment), the Adviser may in good faith classify such investment opportunity as a core opportunity in respect of one or more investment strategies, and as an ancillary or subordinate opportunity in respect of one or more other investment strategies, and in such cases, the investment opportunity may be first allocated to clients for whom such investment opportunity represents a core opportunity, with only the remainder of such investment opportunity, if any, allocated to other clients (as discussed below).

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Portfolio Construction Considerations. The Adviser’s allocation procedures do not, however, preclude a good faith determination by the Adviser that some or all of an investment opportunity is unsuitable for any one client or exceeds an appropriate amount for any one client. This can happen from time to time for legal, tax, regulatory, portfolio construction or other reasons, after taking into account considerations such as the investment strategy, objectives, investment restrictions, risk profile, the respective size of portfolios and existing and prospective other exposures of that client, whether or not any other client or fund managed or advised by any member of the Adviser is taking up all or part of its allocable share of the investment opportunity or any excess arising as a result of any client or fund declining all or part of their allocable share of such investment opportunity. Any amount that is declined on behalf of any client is designated as ‘overage’, which the Adviser may choose to allocate entirely at its discretion. In all cases, the consummation of an investment by any given client of the Adviser is subject always to the issuer of the investment agreeing to accept such client as an investor in the relevant fund or investment. Moreover, where capacity or access to any investment for clients of the Adviser is constrained for any reason, in certain circumstances, it will not be feasible for all clients to secure access in the desired amounts to the same investment. In this situation the Adviser will, in good faith, determine to either reduce the allocations to all clients involved on a pro rata basis (subject to rounding), reduce the allocation of one or more clients to such opportunity (which in some cases can result in non-pro rata allocations), or even exclude one or more clients from such opportunity (for example where a client is scaled back below any de minimis limit set for such client), in each case, with respect to the Master Fund, consistent with applicable exemptive relief and/or relevant no-action letters, provided that the Adviser shall endeavor to source an alternative investment opportunity for such client(s) that the Adviser in good faith considers to be a suitable alternative.

Allocation of Core and Ancillary Investment Opportunities; Changes in Investment Focus. The Adviser typically has a broad and flexible investment mandate on behalf of funds and clients managed by the Adviser. The investment mandate for clients of the Adviser may include a core investment category (such as, for example, a focus on primary investments or a focus on secondary investments) and may also include one or more ancillary investment categories (such as, for example, a secondaries strategy that may opportunistically undertake co-investments). The Adviser will generally make an initial classification of an investment opportunity (as discussed above). After classifying such investment opportunity, the Adviser may then give priority in allocation to those clients for whom such investment opportunity represents a core part of their respective investment strategies, with only the remainder or overflow being made available to those clients for whom such investment opportunity represents an ancillary opportunity. For example, a co-investment opportunity may be initially allocated to clients whose investment mandate primarily concentrates on co-investments, with only the remainder, if any, being allocated to clients for whom co-investments represent an ancillary opportunity.

In addition, in the context of core and non-core strategies and other broad long-term strategies, like the strategy of the Fund, the investment focus may be adjusted, from time to time, to opportunistically focus on certain types or categories of investments at the discretion of the Adviser, while excluding other types or categories of investments, even if such investments otherwise fall within the broad mandate of the investment strategy for such client. For example, the investment strategy for a client, such as is the case for the Fund, may generally include one or more ancillary categories (such as primaries, secondaries or co- investments, as the case may be), and the Adviser may at times determine to pursue such investment opportunities on behalf of such client. Accordingly, at such times, such client may be included in the allocation process in respect of an investment opportunity falling within one or more such ancillary categories. At other times, however, the Adviser may determine to exclude investments falling within such ancillary categories (such as primaries, secondaries or co-investments) from the current investment focus of such client and such client may then be excluded from the allocation process in respect of such investment opportunities. Moreover, the Adviser’s determination to include or exclude one or more ancillary categories within the present investment focus of one or more clients of the Adviser may differ as between such clients, and as a result, one or more clients may be participating in the allocation of such investment opportunities while other clients are excluded from such allocations or are only offered the overflow or excess amounts of such opportunities even though such opportunities are within the broad scope of the investment strategies of those clients.

Overflow Accounts. The Adviser has previously accepted, and expects to continue to accept, “over-flow” accounts for certain strategies. In connection with this arrangement, it is typically agreed that such clients will rank behind “non-overflow accounts” with respect to the allocation of opportunities to make investments falling within the applicable strategy. Allocation of any excess capacity shall be made at the complete discretion of the Adviser (including as between over-flow accounts).

Allocation of Opportunities arising from the Adviser’s Relationships. Investment opportunities, including co-investment opportunities, may arise to the Adviser as the result of relationships developed by the Adviser with portfolio fund managers over time, including managers of underlying portfolio funds of clients of the Adviser. Such investment opportunities will generally be allocated among one or more clients of the Adviser, consistent with the usual procedures as provided above (which may or may not include clients invested in the relevant portfolio fund). For instance, a client executing a primary investment strategy may have a primary investment in a portfolio fund and any co-investment or secondary investment opportunity, as the case may be, originating from the manager of such portfolio fund may be allocated entirely to other clients of the Adviser executing a co-investment strategy or secondary investment strategy, respectively. Exceptions may be made on a case-by-case basis, for example where explicit pre-emption rights or rights of first refusal accrue to clients making the original investments or in the case of stapled transactions as described above.

Investor-Sourced Investment Opportunities. One or more separate account clients of the Adviser or investors in an Adviser-managed vehicle, such as an investor in an Adviser-managed account or an Adviser-managed fund-of-one, may itself have one or more direct or indirect relationships with fund sponsors, investment managers, potential portfolio funds or potential portfolio companies. Such clients and investors may obtain investment opportunities as a result of such relationships and may undertake to effectuate such investment opportunity through such Adviser-managed vehicle. Investment opportunities accruing to specific funds or clients (e.g., an opportunity accruing to a fund as a result of a right of first refusal or an investment opportunity sourced by a specific separate account client) will generally not be subject to the Adviser’s investment allocation process, and other clients of the Adviser may not share or participate in such investment opportunities sourced by such clients or investors.

Stapled Opportunities. A secondary strategy or a co-investment strategy may make a secondary investment or co-investment, as the case may be, that is contingent upon a primary investment to which the secondary investment or co-investment is “stapled,” and in such circumstances the Adviser may decide to treat the entire transaction (including the stapled primary) as a secondary investment or co-investment, as the case may be.

Strategic Opportunities. Similarly, when an opportunity arises, a secondary strategy or a co-investment strategy may make a “strategic primary” investment with an intention of facilitating the generation of future opportunities to make secondary or co-investments. However, there can be no assurance that such opportunities will arise at all or, if they do arise, that they will accrue to the benefit of the clients of the Adviser making such primary investment, by way of example only, because the commitment period of such client of the Adviser has expired.

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Clients Negotiating Their Own Access. In certain cases, the Adviser may provide portfolio construction services and investment due diligence services to third-party clients, who negotiate their own access to the underlying portfolio investments directly with the sponsor or manager of the relevant portfolio interest and independently of the Adviser. Where third-party clients negotiate their own access (including as to the quantum of the investment) to underlying portfolio investments, then it is the Adviser’s policy to ask the sponsor or manager of the relevant portfolio interest to treat the third-party client’s request entirely separately from the request made by the Adviser on behalf of all other funds or clients managed by the Adviser, such that the third-party client’s request will not be subject to the Adviser’s investment allocation process (much like an investor-sourced investment opportunity), while the request made by the Adviser on behalf of all other clients will be subject to the Adviser’s investment allocation process. In these cases and where the investment is capacity-constrained, similar to an allocation by the sponsor or manager to another unrelated third-party investor, the amount allocated by the sponsor or manager of the portfolio investment to other funds or clients managed by the Adviser will potentially be adversely impacted by the amount made available to the client that negotiates its own access. However, to manage any potential conflicts of interest, the Adviser does not allow third-party clients to elect arbitrarily to opt in or out of the Adviser’s investment allocation policy on a case-by-case basis.

From time to time, the Adviser and its affiliates will give advice and take action with respect to such other Adviser clients or for their own accounts that will differ from the advice or the timing or nature of action taken with respect to other clients.

Portfolio Differences. In certain circumstances, a client of the Adviser (“Client A”) with a similar investment strategy to another client of the Adviser (“Client B”) may experience a different portfolio construction and / or different investment performance to Client B, including for all the reasons described above. In addition, specifically in relation to primaries, the Adviser typically constructs a customised roadmap for each client that has a core primary investment strategy, which serves to record, on an indicative basis only (and subject inter alia to due diligence, investment approvals and contractual negotiations), the names of, and commitment amounts for, each target portfolio fund. The roadmaps of two clients with substantially similar strategies will be likely to differ from one another for numerous reasons, provided always that all target portfolio funds appearing on a client’s roadmap must be drawn from the Adviser’s approved list of investable private funds and must aim to achieve the client’s stated strategy.

Portfolio Manager Compensation and Securities Ownership

As of March 31, 2023, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon (as defined below) profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon UK (as defined below). Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

CODES OF ETHICS

Each of the Master Fund, the Fund, the Adviser, and AMG Distributors, Inc. (“AMGD”) has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Codes of Ethics”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Codes of Ethics apply to the Fund and the Master Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Master Fund or Fund. Under the Codes of Ethics, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Codes of Ethics are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. To the knowledge of the Fund, as of June 30, 2023, no persons and/or entities owned beneficially or of record more than 25% of the outstanding units of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

To the knowledge of the Fund, as of June 30, 2023, the Directors of the Fund and the officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Class 1 Units.

As of June 30, 2023, the Fund did not know of any person and/or entity who owned beneficially or of record 5% or more of the outstanding Class 1 Units. Class 2, Class 3, Class 4, and Class 5 Units of the Fund are offered in a separate prospectus and statement of additional information.

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INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Pantheon Ventures (US) LP serves as the Fund’s and Master Fund’s investment adviser. The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Affiliated Managers Group, Inc. (“AMG”), a publicly-traded company, indirectly owns a majority interest of the Adviser. The Adviser serves as investment adviser to the Fund and the Master Fund pursuant to investment advisory agreements entered into between the Fund and the Adviser and the Master Fund and the Adviser (the “Investment Management Agreements”). The Directors have engaged the Adviser to provide investment advice to the Fund and the Master Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board. As of December 31, 2022, the Adviser had approximately $92.8 billion in assets under discretionary or non-discretionary management or advice. The Adviser is an affiliate of Pantheon Ventures (UK) LLP (“Pantheon UK”), Pantheon Holdings Limited, Pantheon Ventures, Inc., and Pantheon Ventures (HK) LLP (together with the Adviser, each of their respective subsidiaries, subsidiary undertakings, successors and assigns, collectively “Pantheon”).

The Adviser has agreed to waive the management fee payable by the Fund, but charges the Master Fund a management fee, of which the Fund indirectly bears a pro rata share. The Adviser also charges each Subsidiary a management fee, of which the Fund and the Master Fund also indirectly bear a pro rata share. The method of calculating the management fees payable by the Master Fund is described in the Prospectus under “Management of the Fund—Investment Management Agreement.”

The Adviser is subject to an expense limitation and reimbursement agreement, which is described further in the Prospectus under “Fees and Expenses.” All fees waived and/or expenses reimbursed to (recouped from) the Fund pursuant to the Expense Limitation and Reimbursement Agreement for the fiscal years ended March 31, 2021, March 31, 2022, and March 31, 2023 are as follows:

Amount waived (recouped)
Fiscal year ended March 31, 2021	$501,105
Fiscal year ended March 31, 2022	$(714,044)
Fiscal year ended March 31, 2023	$(860,161)

Administrator

AMG Funds LLC (the “Administrator”) serves as the Administrator for the Fund. The Administrator’s principal business address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (the “Administration Fee”). The Administrator also performs certain administration, accounting, and investor services for the Master Fund, and receives a fee from the Master Fund for such services. The Administrator is an indirect, wholly-owned subsidiary of AMG. As a result of its affiliation with AMG, the Administrator is an affiliate of the Adviser. AMGD, a wholly-owned subsidiary of the Administrator, serves as the Fund’s distributor and the distributor of the AMG Fund Complex, a mutual fund complex comprised of 45 different funds, each having distinct investment management objectives, strategies, risks, and policies.

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The Administrator maintains certain of the Fund’s and Master Fund’s accounts, books, and other documents required to be maintained under the 1940 Act at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other such accounts, books, and other documents are maintained at the offices of the Adviser (555 California Street, Suite 3450, San Francisco, California 94104 or 11 Times Square, 35th Floor, New York, New York 10036), or the Custodian (6023 Airport Road, Oriskany, New York 13424).

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 6023 Airport Road, Oriskany, New York 13424, serves as a custodian and fund accounting agent for the Fund and Master Fund. The Custodian is responsible for holding all cash assets and portfolio securities of the Fund and the Master Fund in connection with the Fund’s and the Master Fund’s investments, releasing and delivering assets as directed by the Fund and the Master Fund, maintaining bank accounts in the names of the Fund and the Master Fund, receiving for deposit into such accounts payments for units of the Fund and the Master Fund, collecting income and other payments due the Fund and the Master Fund with respect to investments, paying out monies of the Fund and the Master Fund, and providing certain fund accounting services to the Fund and the Master Fund.

The Custodian may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency, or omnibus customer account of such custodian.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for the Fund and Master Fund. KPMG LLP conducts an annual audit of the financial statements of the Fund and Master Fund and may provide other audit, tax and related services. The financial statements contained in the Fund’s annual report for the fiscal year ended March 31, 2023 were audited by KPMG LLP, whose report, along with such audited financial statements, is incorporated herein by reference to the Fund’s annual report to members.

Legal Counsel

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California 94111-4006, acts as legal counsel to the Fund and the Master Fund.

Organization and Management of Wholly-Owned Subsidiaries

The Master Fund may invest a portion of its assets, within the limitations of Subchapter M of the Code, as applicable, in the Corporate Subsidiary. The Master Fund may also invest a portion of its assets in the Lead Fund. Each Subsidiary is a limited liability company organized under the laws of Delaware.

Each Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Master Fund, as the sole member of each Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act with respect to its investment in each Subsidiary. However, each Subsidiary is wholly-owned and controlled by the Master Fund and the Master Fund’s Board oversees the investment activities of the Master Fund, including its investment in each Subsidiary, and the Master Fund’s role as sole member of each Subsidiary. The Adviser is responsible for each Subsidiary’s day-to-day business pursuant to a separate agreement with each Subsidiary.

Each Subsidiary’s board of directors currently has the same composition as the Master Fund’s Board.

Each Subsidiary has entered into a separate investment management agreement with the Adviser for the provision of advisory services. Under this agreement, the Adviser provides each Subsidiary with the same type of advisory services, under substantially the same terms, as are provided to the Master Fund.

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The Subsidiaries have entered into contracts for the provision of custody services and fund administration and accounting services with the same service providers who provide those services to the Master Fund. Each Subsidiary bears the fees and expenses incurred in connection with the services that it receives pursuant to each of these separate agreements and arrangements. The Master Fund expects that the expenses borne by the Subsidiaries will not be material in relation to the value of the Master Fund’s assets.

For purposes of adhering to the Master Fund’s compliance policies and procedures, the Adviser treats the assets of each Subsidiary as if the assets were held directly by the Master Fund. The Chief Compliance Officer of the Master Fund makes periodic reports to the Master Fund’s Board regarding the management and operations of each Subsidiary.

The financial information of the Subsidiaries is consolidated into the Master Fund’s financial statements, as contained within the Master Fund’s annual and semiannual reports provided to members.

Please refer to the section titled “Certain U.S. Federal Income Tax Matters – Investment in the Master Fund” for information about certain tax considerations relating to the Master Fund’s investment in the Subsidiaries.

By investing in each Subsidiary, the Master Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The Investment Funds and other investments held by a Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Master Fund. Each Subsidiary is subject to the same principal risks to which the Master Fund is subject (as described in the Fund’s prospectus). There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act, but the Subsidiaries will comply with certain sections of the 1940 Act and be subject to the same policies and restrictions as the Master Fund. The Master Fund wholly owns and controls each Subsidiary, and the Master Fund and each Subsidiary are both managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of the Master Fund and its members. The Master Fund’s Board has oversight responsibility for the investment activities of the Master Fund, including its investment in each Subsidiary, and the Master Fund’s role as sole member of each Subsidiary. In managing a Subsidiary’s investment portfolio, the Adviser manages the Subsidiary’s portfolio in accordance with the Master Fund’s investment policies and restrictions.

The Adviser, as it relates to each Subsidiary, complies with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the Master Fund under Section 2(a)(20) of the 1940 Act. The Master Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with each Subsidiary, and each Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).

Changes in the tax laws of the United States and/or the State of Delaware could result in the inability of the Master Fund and/or a Subsidiary to operate as described in the prospectus and this SAI and could adversely affect the Fund and its members.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund anticipates investing substantially all of its assets in the Master Fund in private transactions that will not involve brokerage commissions or markups. The Master Fund’s primary investments in Investment Funds, in which interests may be purchased directly from the Investment Fund, may be, but are generally not, subject to brokerage commissions or markups, although there will be legal and other expenses incurred as part of such investments. The Master Fund’s secondary investments in Investment Funds generally will be subject to brokerage commissions and other transaction expenses, and the Fund and the Master Fund anticipate that other portfolio transactions may be subject to such expenses as well. It is the policy of the Master Fund and Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

The Master Fund and Fund will bear commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Master Fund and Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Master Fund and Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best

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overall terms available for the Master Fund and Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board of the Master Fund or Fund, as applicable, and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Master Fund or the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Master Fund and the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Fund’s placement agent) and to take into account the sale of Units of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. Given the focus on private equity investing, the Fund and the Master Fund are not expected to pay significant brokerage commissions.

For the fiscal year ended March 31, 2021, the Fund and the Master Fund paid $0 and $44 in brokerage commissions, respectively. For the fiscal year ended March 31, 2022, the Fund and the Master Fund paid $0 and $131 in brokerage commissions, respectively. For the fiscal year ended March 31, 2023, the Fund and the Master Fund paid $0 and $157 in brokerage commissions, respectively.

PROXY VOTING POLICIES AND PROCEDURES

The Fund and the Master Fund have delegated the voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies (as defined below) in accordance with the Adviser’s proxy voting policies and procedures, except with regards to investments in cash sweep funds (where the Adviser will typically vote as recommended by the cash sweep fund’s directors) and investments in other registered investment companies in reliance on the exemption provided by Section 12(d)(1)(F) of the 1940 Act, including cash sweep funds (where the Adviser will vote in the same proportion as the vote of all other shareholders of the other investment company). The proxy voting policies and procedures of the Adviser are attached as Appendix A. In general, the Adviser believes that voting proxies in accordance with the Adviser’s proxy voting policies and procedures will be in the best interests of the Fund and the Master Fund.

In exercising its voting discretion, the Adviser seeks to avoid any direct or indirect conflict of interest presented by the voting decision. No less frequently than annually, the Adviser will provide the Board a written report describing any issues arising under the Adviser’s proxy voting policies and procedures, including information about any material conflicts of interest and actions taken in response to those material conflicts of interest.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”).

The Master Fund may hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Master Fund, the Master Fund may seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

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Information regarding how the Adviser voted proxies related to the Master Fund’s portfolio holdings during the 12-month period ending June 30 is available, without charge, upon request by calling (877) 355-1566, and on the SEC’s website at www.sec.gov.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, or foreign taxes) that may be relevant to particular Investors in light of their own investment or tax circumstances, or to particular types of Investors (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the U.S. Treasury regulations thereunder, published rulings and court decisions, each as in effect as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or arrangements. Investors should consult their tax advisers to determine the suitability of Units of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The Fund invests substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will consist of distributions (or deemed distributions) from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Master Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Master Fund.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

U.S. Federal Income Taxation of the Fund – in General

Qualification for and Treatment as a Regulated Investment Company

The Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the favorable tax treatment accorded RICs and their investors, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year, in a manner qualifying for the dividends-paid deduction.

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In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a RIC’s ability to meet the diversification test in paragraph (b) above.

If the Fund qualifies as a RIC that is accorded favorable tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including Capital Gain Dividends, as defined below) that qualify for the dividends-paid deduction.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself has elected to be treated and intends to qualify and be eligible to be treated as a RIC. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC, provided that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify and be eligible. If the Master Fund were to fail to satisfy the 90% gross income or diversification requirement for qualification as a RIC and were not to cure that failure (as described below), the Fund may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

The federal income tax rules applicable to the Master Fund’s investments are in certain cases unclear. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Master Fund, and thus the Fund, has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.

From time to time, the Fund or the Master Fund may increase its investments in ETFs including in order to increase the percentage of its income constituting qualifying income.

If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded favorable tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Units of the Fund. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded favorable tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

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The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and reserves the right to distribute annually substantially all its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors (or the Fund, in the case of the Master Fund making such designation) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund (or interests in the Master Fund owned by the Fund, in the case of the Master Fund making such designation) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, plus its (ii) other net ordinary loss, if any, attributable to the portion , if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the income and gains of Investment Funds and co-investments treated as partnerships for federal tax purposes will be treated as arising in the hands of the Master Fund at the time realized and recognized by the Investment Funds or co-investments. Also, for purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. In addition, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be liable for a 4% excise tax, and it is possible that the Fund will also be liable for such tax.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carryforwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year.

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Because a RIC cannot “pass through” its losses to its investors, and thus the Master Fund cannot pass through losses to the Fund, any capital losses the Master Fund recognizes for U.S. federal income tax purposes will remain at the Master Fund level until the Master Fund can use them to reduce future capital gains. Accordingly, the Fund generally does not expect to realize any net capital losses, except possibly in the case where it disposes of a certain portion of its investment in the Master Fund at a loss as part of a tender offer by the Master Fund. For further discussion of the effect on the Fund of net capital losses realized by the Master Fund and of the consequences of a redemption by the Fund of a portion of its investment in the Master Fund, see “Investment in Master Fund” below.

Taxation of Fund Investments

The Master Fund may invest a significant portion of its assets in Investment Funds and co-investments that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Master Fund, and thus the Fund, may be required to recognize items of taxable income and gain prior to the time that the Master Fund receives corresponding cash distributions from an Investment Fund or co-investment. In such case, the Master Fund might have to borrow money or dispose of investments, including interests in Investment Funds, and the Fund might have to sell interests of the Master Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain their status as RICs and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Investment Funds and co-investments classified as partnerships for federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Master Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount and sources of such an Investment Fund’s or co-investment’s income until such income has been earned by the Investment Fund or co-investment or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.

Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds or co-investments that are classified as partnerships for federal income tax purposes. It is possible that the Master Fund and the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as RICs can limit their ability to acquire or continue to hold positions in Investment Funds or co-investments that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

As stated above, unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of both the Fund and the Master Fund, as well as those indirectly attributable to the Fund as result of the Fund’s or the Master Fund’s

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investment in any Investment Fund (or other entity, including a co-investment or the Lead Fund) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Passive Foreign Investment Companies

The Master Fund may invest in Investment Funds or in other entities, including co-investments, that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to its investors. The Master Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax by, for example, electing to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Master Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC.

In certain circumstances, the Master Fund may be permitted to and elect to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC which has elected such mark-to-market treatment, whether by virtue of selling all or part of its interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

Where the mark-to-market election is made, it is possible that the Master Fund will be required to recognize income (which generally must be distributed to the Fund, and in turn to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Master Fund will be successful in this regard; if the Master Fund were unsuccessful in this regard, it could limit the ability of the Master Fund, and thus, the Fund to qualify and be eligible for treatment as a RIC.

In certain cases, neither the Fund nor the Master Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will thus not have control over whether the QEF or mark-to-market election is made.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Master Fund, and thus the Fund: The holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

Because it is not always possible to identify a foreign corporation as a PFIC, in certain instances the Fund or the Master Fund may unexpectedly incur the tax and interest charges described above. Any such tax will reduce the value of an Investor’s investment in the Fund.

Investments in Other RICs

The Fund’s investment in shares of other mutual funds, ETFs or other companies that qualify as RICs, including, as discussed in “Investment in the Master Fund” below, the Master Fund, (each, an “underlying RIC”), can cause the

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Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Derivatives, Hedging and Related Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call-writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal

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contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded favorable tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Units, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated as interest income and is included in the Fund’s income and is required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund or an Investment Fund treated as a partnership, as applicable, may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund or Investment Fund, as applicable elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

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If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Investors may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such securities.

A portion of the OID accrued on certain high-yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

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Certain Investments in REITs

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Investors for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (See, “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Investor, will not qualify for any reduction in U.S. federal withholding tax. An Investor will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Investment in the Master Fund

Because the Fund will invest all or substantially all of its assets in the Master Fund, its distributable income and gains will normally consist entirely of distributions (or deemed distributions) from the Master Fund and gains and losses on the disposition of units of the Master Fund. To the extent that the Master Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses unless (i) the losses are capital losses and the Master Fund realizes subsequent capital gains that it can reduce by those losses, or (ii) the Fund is able to recognize its share of the Master Fund’s losses when it disposes of units of the Master Fund. Even if the Fund were able to recognize its share of those losses by making such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Master Fund units against its ordinary income (including distributions of any net short-term capital gains realized by the Master Fund).

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to Investors will be greater than such amounts would have been had the Fund invested directly in the securities held by the Master Fund, rather than investing in units of the Master Fund. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Master Fund.

A redemption, if any, of Master Fund units (including a redemption in connection with a tender offer of the Fund) by the Fund generally will be treated as a distribution under Section 301 of the Code (a “Section 301 distribution”) unless the redemption is treated as being any of (i) a complete termination of the Fund’s interest in the Master Fund,

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(ii) “substantially disproportionate” with respect to the Fund or (iii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. The Fund expects that its redemptions, if any, of Master Fund units will be treated as Section 301 distributions. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Master Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the Fund’s tax basis in its units, and thereafter as capital gain.

In the case where the Fund is treated as having received a taxable dividend from the Master Fund, there is a risk that non-tendering investors in the Master Fund, and other investors in the Master Fund who tender some but not all of their units therein or not all of whose units therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming units of the Master Fund. Dividend treatment of a tender by the Master Fund would affect the amount and character of income required to be distributed by both the Master Fund and the Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as qualified dividend income; otherwise, it would be taxable as ordinary income.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to units of the Master Fund.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to units of the Master Fund.

The Fund expects to be a “qualified fund of funds”—that is, a RIC at least 50% of the total assets of which consists, at the close of each quarter of the RIC’s taxable year, of interests in other RICs (including the Master Fund). As a result, the Fund will be permitted to elect to pass through to its Investors foreign income taxes and other similar taxes paid by the Fund or Master Fund in respect of foreign securities held directly by the Fund or by the Master Fund, if the Master Fund itself elected to pass such taxes through to Investors, so that Investors in the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund or the Master Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information.

Failure of the Master Fund or the Fund to qualify and be eligible to be treated as a RIC would likely significantly reduce the investment return to the Fund’s Investors.

The Master Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund.

Foreign Taxation

Income, proceeds and gains received by the Fund or Master Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Master Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Master Fund may elect to permit its investors, including the Fund, to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Master Fund to foreign

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countries in respect of foreign securities that the Master Fund has held for at least the minimum period specified in the Code. In such a case, the investors, including the Fund, will include in gross income from foreign sources their pro rata share of such taxes paid by the Master Fund. As discussed above, if the Fund is a qualified fund of funds, it also may elect to pass through to its Investors foreign taxes it has paid or foreign taxes passed through to it by any RIC, including the Master Fund, in which it invests that itself was eligible to elect and did elect to pass through such taxes to Investors (see “Investment in Master Fund” and “Investments in Other RICs” above). Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not so eligible or does not so elect, foreign taxes, if any, would nonetheless reduce the Fund’s taxable income. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes passed through by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Investors that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and Investors will not be entitled separately to claim a credit or deduction with respect to such taxes. Members are advised to consult their own tax advisers with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Taxation of Investors

Distributions by the Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable to Investors as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long an Investor has owned his or her interests. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends will qualify for the “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange, or other taxable disposition of interests. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

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If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its interests, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its interests, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its interests.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional interests. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Distributions on the Fund’s interests are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of interests purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s interests below the Investor’s cost basis in those interests. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if interests in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Section 514(b) of the Code.

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount

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equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

CRTs and other tax-exempt Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Members should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans.

Sale, Exchange or Redemption of Units

From time to time, the Fund intends to make a tender offer for its Units (as described under “Repurchases of Units and Transfers” in the Prospectus). Investors who tender all Fund interests (as previously defined, “Units”) held, or considered to be held, by them will be treated as having sold their interests and generally will realize a capital gain or loss, as discussed in the following paragraph. If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased, such Investor may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend upon the tender of its Units, unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing an Investor’s tax basis in its Units, and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non-tendering Investors and Investors who tender some but not all of their Units or fewer than all of whose Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Units of the Fund.

The sale, redemption or other taxable disposition of Fund Units generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Units will be treated as long-term capital gain or loss if the Units have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Units will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Units held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the Investor with respect to the Units. Further, all or a portion of any loss realized upon a taxable disposition of Units will be disallowed under the Code’s “wash sale” rule if other substantially identical Units are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Units will be adjusted to reflect the disallowed loss.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders made pursuant to its tender offers or otherwise repurchases Units, the Fund will be required to make additional distributions to its Investors.

Upon the sale, exchange or redemption of Units, the Fund or, in the case of Units purchased through a financial intermediary, the financial intermediary, may be required to provide an Investor and the IRS with cost basis and certain other related tax information about the Units the Investor sold, exchanged or redeemed. See the Prospectus for more information.

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Foreign Investors

Distributions by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “Foreign Investor”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Investor, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to Investors. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Investor of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Investor is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Investor and the Foreign Investor is a controlled foreign corporation. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Investors. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of Units held through an intermediary, the intermediary may withhold even if a RIC reports all or a portion of a payment as an interest-related or short-term capital gain dividend to investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Foreign Investors other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A Foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Units of the Fund unless (i) such gain is effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) in the case of a Foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Foreign Investor’s sale of Units of the Fund (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Foreign Investor, in which case such Foreign Investor generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

34

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Investor attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Foreign Investors and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Investor’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE.

Foreign Investors also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Units of the Fund. In general, if a Foreign Investor disposes of an interest in a domestically controlled QIE during the 30-day period before the ex-dividend date of a distribution that the Foreign Investor would (but for the disposition) have treated as USRPI gain, and acquires, or enters into a contract or option to acquire, a substantially identical interest in that entity during the 61-day period that began on the first day of the 30-day period, the Foreign Investor is treated as having USRPI gain in an amount equal to the portion of such distribution that would have been treated as USRPI gain in the absence of such disposition.

Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Units of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Foreign Investor in the United States. More generally, Foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Investors should consult their tax advisors in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Units through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Units through foreign entities should consult their tax advisors about their particular situation.

Foreign Investors should consult their tax advisors and, if holding Units through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.

A Foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations

Under Treasury regulations, if an Investor recognizes a loss of $2 million or more for an individual Investor or $10 million or more for a corporate Investor (or a greater loss over a combination of years), the Investor must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, investors in a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to investors in most or all RICs. The fact that a

35

loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its interest holders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If an Investor fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Investors described above (e.g., short-term capital gain dividends, and interest-related dividends).

Each prospective Investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of interests of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The audited financial statements and related report of KPMG LLP, the Fund’s independent registered public accounting firm, are contained in the Fund’s annual report to members and are hereby incorporated by reference thereto. No other portions of the Fund’s annual report will be incorporated by reference. A copy of the Fund’s annual report may be obtained without charge by contacting BNY Mellon Investment Servicing (US) Inc. at (877) 355-1566 or on the SEC’s website at www.sec.gov.

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APPENDIX A: ADVISER PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Last Reviewed June 2023

Overview and Policies

Pantheon Group1 (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.2 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon-managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon-managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

[1]

Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Ventures (HK) LLP, Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

[2]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).

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2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients, on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[3] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer for the appropriate jurisdiction.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board, as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

[3]

For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

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Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

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EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

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A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

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Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

A-6

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis. With respect to ERISA accounts, the consideration must be based on factors in line with DOL guidance and/or particular state pension plan regulation, as applicable, that are reasonably determined to be in the best interest of the clients.

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EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

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C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

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STATEMENT OF ADDITIONAL INFORMATION

July 31, 2023

AMG PANTHEON FUND, LLC

Class 2, Class 3, Class 4 and Class 5 Units

680 Washington Boulevard, Suite 500

Stamford, Connecticut 06901

877-355-1566

The prospectus for Class 2, Class 3, Class 4, and Class 5 units of beneficial interest (the “Units”) of AMG Pantheon Fund, LLC (the “Fund”), dated July 31, 2023, as revised or supplemented from time to time (the “Prospectus”), provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus. The Fund offers Class 1 units in a separate prospectus and statement of additional information. You may request a copy of the Prospectus or this SAI free of charge by contacting BNY Mellon Investment Servicing (US) Inc. at (877) 355-1566. Capitalized terms not otherwise defined in this SAI have meanings accorded to them in the Fund’s Prospectus.

INVESTMENT POLICIES

The investment objective and principal investment strategies of the Fund and AMG Pantheon Master Fund, LLC (the “Master Fund”), as well as the principal risks associated with the Fund’s and the Master Fund’s investment strategies, are set forth in the Prospectus. Certain additional related information is provided below. The various private investment funds (“Investment Funds”) in which the Master Fund and Fund invest are not subject to the investment policies of the Fund and the Master Fund and may have different or contrary investment policies.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted with respect to the Fund. Except as otherwise stated, these investment restrictions are “fundamental” policies. A “fundamental” policy is defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”), to mean that the restriction cannot be changed without the vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The Master Fund has identical fundamental policies. “SEC,” as used in this SAI, refers to the U.S. Securities and Exchange Commission. The Fund:

(1) May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(2) May borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(3) May lend money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(4) May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(5) May purchase and sell commodities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(6) May purchase and sell real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules, or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the SEC or any successor organization or their staff under, such Act, rules, or regulations.

(7) May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the 1940 Act, and the rules, and regulations thereunder, as such statute, rules or regulations may be amended from time to time, and under regulatory guidance or interpretations of such Act, rules, or regulations.

Any restriction on investments or use of assets, including, but not limited to, market capitalization, geographic, rating and/or any other percentage restrictions, set forth in this SAI or the Fund’s Prospectus shall be measured only at the time of investment, and any subsequent change, whether in the value, market capitalization, rating, percentage held or otherwise, will not constitute a violation of the restriction, other than with respect to investment restriction (2) above related to borrowings by the Fund. For purposes of determining compliance with investment restriction (7) above related to concentration of investments, Investment Funds are not considered part of any industry or group of industries. Notwithstanding anything herein to the contrary, nothing in investment restriction (7) will prohibit the Fund from investing in the Master Fund.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES

OF INVESTMENT FUNDS AND RELATED RISKS

As discussed in the Prospectus, the Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company also registered under the 1940 Act as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective as that of the Fund.

The Master Fund may invest up to 25% of its total assets in a wholly-owned subsidiary organized as a Delaware limited liability company (the “Corporate Subsidiary”). The Master Fund may also invest all or a portion of its assets in a second wholly-owned subsidiary organized as a Delaware limited liability company (the “Lead Fund” and, together with the Corporate Subsidiary, the “Subsidiaries”, and each a “Subsidiary”). Each Subsidiary has the same investment objective and strategies as the Master Fund and, like the Fund and the Master Fund, is managed by the Adviser.

Except as otherwise provided, references to the Fund’s investments also will refer to the Master Fund’s investments and each Subsidiary’s investments, in each case, for the convenience of the reader.

Additional information concerning the characteristics of certain of the Fund’s and Master Fund’s investments are set forth below.

Emerging Market Securities

Investments in securities in emerging market countries may be considered to be speculative and may have additional risks from those associated with investing in the securities of U.S. issuers. There may be limited information available to investors that is publicly available, and generally emerging market issuers are not subject to uniform accounting, auditing and financial standards and requirements like those required by U.S. issuers. Investors should be aware that the value of the Master Fund and the Fund’s investments in emerging markets securities may be adversely affected by changes in the political, economic or social conditions, embargoes, economic sanctions, expropriation, nationalization, limitation on the removal of funds or assets, controls, tax regulations and other restrictions in emerging market countries. These risks may be more severe than those experienced in non-emerging market countries. Emerging market securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility and lack liquidity. Furthermore, there is often no legal structure governing private or foreign investment or private property in some emerging market countries. This may adversely affect the Master Fund’s or the Fund’s operations and the ability to obtain a judgment against an issuer in an emerging market country.

Real Estate Investment Trusts (“REITs”)

The Master Fund and the Fund may invest in REITs, which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interest.

REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

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Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like RICs such as the Master Fund and the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. The Master Fund or the Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Master Fund or the Fund, as applicable.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risk of financing projects. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the favorable tax treatment accorded REITs under the Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Small-Capitalization Companies

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. A fund that invests in small-capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

Mid-Capitalization Companies

The stocks of mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. To the extent the Fund invests in mid–capitalization companies it may underperform other stock funds (such as large-company stock funds) when stocks of mid–capitalization companies are out of favor.

LIBOR Transition Risk

Many financial instruments have historically relied upon a floating rate based on London Interbank Offered Rate (“LIBOR”), which was the offered rate for short-term Eurodollar deposits between major international banks. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and ceased publication of the remaining U.S. dollar LIBOR settings on a representative basis as of June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after the end of 2021. The transition away from and elimination of LIBOR may adversely affect the interest rates on, and liquidity and value of, certain assets and liabilities of the Fund that are tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and other assets or liabilities tied to LIBOR, particularly insofar as the documentation governing such instruments does not include “fall back” provisions addressing the transition from LIBOR. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract as of June 30, 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (“SOFR”) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Markets are developing in response to these new rates, but questions around liquidity of investments impacted by these rates, and how to appropriately

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adjust these rates as a result of the of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) the extent to which industry participants adopt new reference rates and fallbacks for both legacy and new products and instruments. The Investment Fund Managers may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the investments of the Investment Funds, the Master Fund or the Fund and may expose the Fund, the Master Fund or the Investment Funds to additional tax, accounting and regulatory risks. The transition away from LIBOR and the adoption of alternative reference rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Fund.

Additional Market Disruption and Geopolitical Risks

Unexpected political, regulatory and diplomatic events within the United States and abroad, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the renewal or escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, including as the result of one country’s imposition of tariffs on the other country’s products. In addition, sanctions or other investment restrictions could preclude a fund from investing in certain Chinese issuers or cause a fund to sell investments at disadvantageous times. Events such as these and their impact on the Fund and the Master Fund are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe and NATO. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict increased financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries and political bodies issued broad-ranging economic sanctions against Russia. Sanctions threatened or imposed by these jurisdictions, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Fund. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that may have negative effects on the Fund. Sanctions, or the threat of new or modified sanctions, could directly or indirectly impair the ability of the Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. The extent and duration of the military actions associated with Russia’s invasion of Ukraine, the resulting sanctions, and the resulting disruption of the Russian economy are impossible to predict but may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund.

MANAGEMENT OF THE FUND

Directors and Officers of the Fund

The Directors and Officers of the Fund, their business addresses, principal occupations for the past five years, and ages are listed below. The Board provides broad supervision over the affairs of the Fund. The Board is composed of experienced executives who meet periodically throughout the year to oversee the Fund’s activities, review

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contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance. Unless otherwise noted, the address of each Director and each Officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

There is no stated term of office for Directors. Each Director serves during the continued lifetime of the Fund until he or she dies, resigns or is removed, or, if sooner, until the next meeting of members called for the purpose of electing Directors and until the election and qualification of his or her successor in accordance with the Fund’s organizational documents. The Chairman of the Board, the President, any Vice President, the Treasurer, and the Secretary and such other officers as the Directors may in their discretion from time to time elect each hold office until his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Board.

The Master Fund Board, which currently has the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund investors, including the Fund. References herein to the “Board” refers to the Board of Directors of the Fund or the Master Fund, as appropriate, and references herein to “Directors” refers to the Directors of the Fund or the Master Fund, as appropriate.

Independent Directors

The Directors in the following table are Independent Directors of the Fund. Eric Rakowski serves as the Independent Chairman of the Board.

NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR **	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Kurt Keilhacker YOB: 1963	Director since 2014	Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016); Board Member, 6wind SA, (2002-2019)	45	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR **	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Eric Rakowski YOB: 1958	Director since 2014	Professor of Law, University of California at Berkeley School of Law (1990-Present)	45	Trustee of Parnassus Funds (3 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (10 portfolios) (2008-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR **	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Victoria L. Sassine YOB: 1965	Director since 2014	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019)	45	None	Currently professor of finance; significant business and finance experience in strategic financial and operation management positions in a variety of industries; accounting experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive); Audit Committee financial expert.

*	The address for each director is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**	The AMG Fund Complex consists of the Fund, the Master Fund, each Subsidiary, and the funds of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV.

Interested Director

Garret Weston is being treated by the Fund as an “interested person” of the Fund within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc., which indirectly owns a majority of the interests of Pantheon Ventures (US) LP (the “Adviser”).

NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Garret W. Weston YOB: 1981	Director since 2021	Affiliated Managers Group, Inc. (2008-Present): Head of Affiliate Product Strategy and Development (2023-Present), Managing	45	None	Significant senior leadership role within AMG across a number of areas,

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NAME, ADDRESS AND YEAR OF BIRTH*	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD BY DIRECTOR	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
		Director, Co-Head of Affiliate Engagement (2021-2023), Senior Vice President, Affiliate Development (2016-2021), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2012-2015), Senior Associate, New Investments (2008-2012); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006)			including responsibilities since 2020 for the AMG Funds business and other distribution related activities, as well as prior significant experience with AMG’s investments and relationships with its Affiliates. Prior to AMG, significant business, investment and corporate finance experience within the financial services industry.

*	The address for each director is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.
**	The AMG Fund Complex consists of the Fund, the Master Fund, each Subsidiary, and the funds of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Directors of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, and experience, qualifications, attributes or skills for serving as Directors are shown in the tables above. The summaries relating to the experience, qualifications, attributes and skills of the Directors are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities. Experience relevant to having these abilities may be achieved through a Director’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Adviser, and also may benefit from information provided by the Fund’s and the Adviser’s legal counsel. Both Independent Director and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Fund’s independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

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Officers

NAME, ADDRESS AND YEAR OF BIRTH *	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Keitha L. Kinne YOB: 1958	President, Chief Executive Officer and Principal Executive Officer since 2018; Chief Operating Officer since 2014	President, Chief Executive Officer and Principal Executive Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2018-Present); Chief Operating Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Thomas Disbrow YOB: 1966	Treasurer, Principal Financial Officer, and Principal Accounting Officer since 2017	Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)

Susan Long McAndrews YOB: 1967	Executive Vice President since 2021	Executive Vice President, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2021-Present); Partner of U.S. Investment and Global Business Development, Pantheon Ventures (US) LP (2002-Present); Chief Executive Officer, Pantheon Securities, LLC (2002-Present); Principal, Capital Z Partners (1998-2001); Director, Private Equity Group, Russell Investments (1995- 1998)

Mark J. Duggan YOB: 1965	Secretary and Chief Legal Officer since 2015	Secretary and Chief Legal Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2015-Present); Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG

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NAME, ADDRESS AND YEAR OF BIRTH *	POSITION(S) HELD WITH THE FUND AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)

Patrick J. Spellman YOB: 1974	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2022	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2019-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2022-Present); Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)

John A. Starace YOB: 1970	Deputy Treasurer since 2017	Deputy Treasurer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP

*	The address for each executive officer is c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Director Share Ownership

Name of Director	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2022	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Family of Investment Companies Beneficially Owned December 31, 2022
Independent Directors:
Kurt Keilhacker	Over $100,000	Over $100,000
Eric Rakowski	Over $100,000	Over $100,000
Victoria Sassine	$10,001-$50,000	Over $100,000

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Name of Director	Dollar Range of Equity Securities in the Fund Beneficially Owned as of December 31, 2022	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in the Family of Investment Companies Beneficially Owned December 31, 2022

Interested Director:

Garret W. Weston	$50,001-$100,000	Over $100,000

Board Leadership Structure and Risk Oversight

The following provides an overview of the leadership structure of the Board and the Board’s oversight of the Fund’s risk management process. The Board consists of four Directors, three of whom are Independent Directors. An Independent Director serves as Chairman of the Board. In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (the “Committees”) (discussed below), each comprised of all of the Independent Directors, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in management of the Fund is oversight, including oversight of the Fund’s risk management process. The Board meets regularly on at least a quarterly basis and at these meetings the officers of the Fund and the Fund’s Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Directors, the Independent Directors’ separate, independent legal counsel, and the Fund’s Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Directors and the Independent Directors’ independent legal counsel, the Independent Directors consider a variety of matters that are required by law to be considered by the Independent Directors, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Directors are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Fund has retained the Adviser as the Fund’s investment adviser. The Adviser is responsible for the Fund’s overall investment operations, including management of the risks that arise from the Fund’s investment operations. An employee of the Adviser serves as one of the Fund’s officers. The Board provides oversight of the services provided by the Adviser and the Fund’s officers, including their risk management activities. On an annual basis, the Fund’s Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Fund, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Fund’s activities, including regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board receives periodic reports from the Fund’s Chief Legal Officer on risk management matters. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding the compliance of the Fund with federal and state securities laws and the Fund’s internal compliance policies and procedures.

The Master Fund Board’s leadership structure and risk oversight are identical.

Board Committees

As described below, the Board has two standing Committees. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight.

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Audit Committee

The Board has an Audit Committee consisting of all of the Independent Directors. Victoria Sassine serves as the chairman of the Audit Committee. Under the terms of its charter, the Audit Committee (a) acts for the Directors in overseeing the Fund’s financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Fund’s financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Fund’s independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the Fund’s annual audits and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Fund or the Adviser or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues of which the Audit Committee is aware that may affect the Fund, the Fund’s financial statements or the amount of any dividend or distribution right, among other matters. The function of the Audit Committee of the Master Fund is the same. The Audit Committee of the Fund met twice during the most recent fiscal year.

Governance Committee

The Board has a Governance Committee consisting of all of the Independent Directors. Eric Rakowski serves as the chairman of the Governance Committee. Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Directors; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Director) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Fund; (iii) the compensation to be paid to Independent Directors; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Director; (ii) conduct self-evaluations of the performance of the Directors and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Directors and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by members. Members who would like to recommend nominees to the Governance Committee should submit the candidate’s name and background information in a sufficiently timely manner (and in any event, no later than the date specified for receipt of member proposals in any applicable proxy statement of the Fund) and should address their recommendations to the attention of the Governance Committee, at c/o AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The function of the Governance Committee of the Master Fund is the same. The Governance Committee of the Fund met twice during the most recent fiscal year.

Directors’ Compensation

Name of Director	Aggregate Compensation from the Fund(a)	Total Compensation from the Fund Complex Paid to Directors(b)
Independent Directors:
Kurt Keilhacker	$46,500	$321,500
Eric Rakowski	$56,500	$361,500
Victoria Sassine	$56,500	$306,500

Interested Director:
Garret W. Weston	None	None

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(a)	Aggregate compensation includes amounts from the Fund and the Master Fund for the fiscal year ending March 31, 2023. The Fund does not provide any pension or retirement benefits for the Directors.
(b)

Total compensation includes amounts paid for the fiscal year ended March 31, 2023 for services as a Director of the AMG Fund Complex. As of March 31, 2023, each Director served as a trustee or director to 45 funds in the AMG Fund Complex.

PORTFOLIO MANAGEMENT

In addition to the Fund (for purposes of this section, the “Fund” includes the Master Fund and its Subsidiaries, unless otherwise indicated), the Fund’s portfolio managers manage, or are affiliated with, other accounts, including other pooled investment vehicles. The following tables list the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and estimated assets under management in those accounts, as of December 31, 2022.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world- wide)
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	90	$46.3 billion	57	$20.8 billion
Dennis McCrary	0	$0	90	$46.3 billion	57	$20.8 billion
Brian Buenneke	0	$0	41	$16.0 billion	44	$16.8 billion
Evan Corley	0	$0	41	$16.0 billion	44	$16.8 billion
Kevin Dunwoodie	0	$0	41	$16.0 billion	44	$16.8 billion
Kathryn Leaf	0	$0	90	$46.3 billion	57	$20.8 billion
Jeff Miller	0	$0	90	$46.3 billion	57	$20.8 billion
Rudy Scarpa	0	$0	90	$46.3 billion	57	$20.8 billion
Rakesh Jain	0	$0	90	$46.3 billion	57	$20.8 billion

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets	Number of accounts	Total assets	Number of accounts	Total assets
Susan Long McAndrews	0	$0	55	$35.1 billion	37	$14.3 billion
Dennis McCrary	0	$0	55	$35.1 billion	37	$14.3 billion
Brian Buenneke	0	$0	31	$13.3 billion	25	$10.4 billion
Evan Corley	0	$0	31	$13.3 billion	25	$10.4 billion
Kevin Dunwoodie	0	$0	31	$13.3 billion	25	$10.4 billion
Kathryn Leaf	0	$0	55	$35.1 billion	37	$14.3 billion
Jeff Miller	0	$0	55	$35.1 billion	37	$14.3 billion
Rudy Scarpa	0	$0	55	$35.1 billion	37	$14.3 billion
Rakesh Jain	0	$0	55	$35.1 billion	37	$14.3 billion

Potential Conflicts of Interest

The Adviser will advise multiple clients with different investment objectives, guidelines and policies, and fee structures. In situations where an investment opportunity falls within the investment objectives of multiple clients of the Adviser, there may also be conflicts of interest among clients regarding which of those entities will be given the opportunity to make or participate in the investment opportunity and, if the investment is to be made by more than one of those entities, the proportions in which such opportunity will be allocated among the participating entities.

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The Adviser will receive both management fees and/or carried interest (performance fees) as compensation for its advisory services. Carried interest will, at times, create an incentive for the Adviser to make investments that are riskier or more speculative than would be the case in the absence of a performance-based fee. In these instances, the Adviser’s compensation will, at times, be greater than it would otherwise have been, as the fee will be based on the funds’ or separate accounts’ performance instead of, or in addition to, a percentage of assets under management. In theory, the Adviser has an incentive to dedicate increased resources and allocate more profitable investment opportunities to clients bearing higher carried interest percentages or to clients whose governing documents contain less restrictive terms regarding timing of carried interest distributions, which would not include the Master Fund. In theory, the Adviser also has an incentive to allocate investment opportunities to clients that pay a general partner’s share or management fees based on invested capital or capital committed to transactions rather than on capital commitments. However, the Adviser has a Conflicts of Interest Policy to manage conflicts of interest, including with respect to allocation of investment opportunities, and it is the Adviser’s policy to allocate investment opportunities and resources based on its allocation procedures (as discussed below), and it does not consider fees or carried interest, in any regard, when making allocation determinations.

The Adviser’s investment allocation policy (the “Allocation Policy”) is to allocate investment opportunities among clients based on methodologies designed to be fair and equitable over time, not taking into account fee structures on particular accounts, and consistent with and subject to the fiduciary and contractual duties of the Adviser to such clients in accordance with the Adviser’s Allocation Policy and procedures.

In order to implement the Allocation Policy and manage any conflicts of interest related to investment allocations, the Adviser maintains procedures relating to the allocation of investment opportunities. The Adviser’s allocation procedures may be modified from time to time at its discretion.

Occasionally, after allocating opportunities to all eligible clients of the Adviser (including other investment vehicles and accounts managed or advised by a Pantheon entity, referred to herein as “Pantheon Funds”), the Adviser will have excess capacity for a transaction for which it may look to other persons, including syndication partners or investors in Pantheon Funds. The Adviser reserves full discretion with respect to the allocation of such opportunities. The Adviser may charge fees or carried interest to any such persons.

Classification of Investment Opportunities. Allocation of investment opportunities is generally predicated on the initial classification of each such opportunity by asset and deal type, for example, (i) as a primary investment, a secondary investment, or a co-investment, (ii) a private equity investment, an infrastructure or real asset investment, or a real estate investment, or (iii) global, regional (US, Europe, Asia, Rest of the World), an emerging market investment, or the like, in order to determine which clients of the Adviser are appropriate for the investment opportunity. The Adviser will make the classification of an investment opportunity’s asset and deal type in good faith. In some instances, the classifications are not entirely clear, may overlap, or may not be deemed relevant. Depending on such classification, clients implementing targeted strategies that are subsets of broader classifications may be subject to increases or decreases in such allocations in the manner set forth above in order to fully and appropriately implement such targeted strategy. In addition, where an investment opportunity overlaps multiple investment strategies (such as, for example, an investment opportunity that is, say, both an infrastructure investment and a secondary investment, or a co-investment and a real asset investment), the Adviser may in good faith classify such investment opportunity as a core opportunity in respect of one or more investment strategies, and as an ancillary or subordinate opportunity in respect of one or more other investment strategies, and in such cases, the investment opportunity may be first allocated to clients for whom such investment opportunity represents a core opportunity, with only the remainder of such investment opportunity, if any, allocated to other clients (as discussed below).

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Portfolio Construction Considerations. The Adviser’s allocation procedures do not, however, preclude a good faith determination by the Adviser that some or all of an investment opportunity is unsuitable for any one client or exceeds an appropriate amount for any one client. This can happen from time to time for legal, tax, regulatory, portfolio construction or other reasons, after taking into account considerations such as the investment strategy, objectives, investment restrictions, risk profile, the respective size of portfolios and existing and prospective other exposures of that client, whether or not any other client or fund managed or advised by any member of the Adviser is taking up all or part of its allocable share of the investment opportunity or any excess arising as a result of any client or fund declining all or part of their allocable share of such investment opportunity. Any amount that is declined on behalf of any client is designated as ‘overage’, which the Adviser may choose to allocate entirely at its discretion. In all cases, the consummation of an investment by any given client of the Adviser is subject always to the issuer of the investment agreeing to accept such client as an investor in the relevant fund or investment. Moreover, where capacity or access to any investment for clients of the Adviser is constrained for any reason, in certain circumstances, it will not be feasible for all clients to secure access in the desired amounts to the same investment. In this situation the Adviser will, in good faith, determine to either reduce the allocations to all clients involved on a pro rata basis (subject to rounding), reduce the allocation of one or more clients to such opportunity (which in some cases can result in non-pro rata allocations), or even exclude one or more clients from such opportunity (for example where a client is scaled back below any de minimis limit set for such client), in each case, with respect to the Master Fund, consistent with applicable exemptive relief and/or relevant no-action letters, provided that the Adviser shall endeavor to source an alternative investment opportunity for such client(s) that the Adviser in good faith considers to be a suitable alternative.

Allocation of Core and Ancillary Investment Opportunities; Changes in Investment Focus. The Adviser typically has a broad and flexible investment mandate on behalf of funds and clients managed by the Adviser. The investment mandate for clients of the Adviser may include a core investment category (such as, for example, a focus on primary investments or a focus on secondary investments) and may also include one or more ancillary investment categories (such as, for example, a secondaries strategy that may opportunistically undertake co-investments). The Adviser will generally make an initial classification of an investment opportunity (as discussed above). After classifying such investment opportunity, the Adviser may then give priority in allocation to those clients for whom such investment opportunity represents a core part of their respective investment strategies, with only the remainder or overflow being made available to those clients for whom such investment opportunity represents an ancillary opportunity. For example, a co-investment opportunity may be initially allocated to clients whose investment mandate primarily concentrates on co-investments, with only the remainder, if any, being allocated to clients for whom co-investments represent an ancillary opportunity.

In addition, in the context of core and non-core strategies and other broad long-term strategies, like the strategy of the Fund, the investment focus may be adjusted, from time to time, to opportunistically focus on certain types or categories of investments at the discretion of the Adviser, while excluding other types or categories of investments, even if such investments otherwise fall within the broad mandate of the investment strategy for such client. For example, the investment strategy for a client, such as is the case for the Fund, may generally include one or more ancillary categories (such as primaries, secondaries or co- investments, as the case may be), and the Adviser may at times determine to pursue such investment opportunities on behalf of such client. Accordingly, at such times, such client may be included in the allocation process in respect of an investment opportunity falling within one or more such ancillary categories. At other times, however, the Adviser may determine to exclude investments falling within such ancillary categories (such as primaries, secondaries or co-investments) from the current investment focus of such client and such client may then be excluded from the allocation process in respect of such investment opportunities. Moreover, the Adviser’s determination to include or exclude one or more ancillary categories within the present investment focus of one or more clients of the Adviser may differ as between such clients, and as a result, one or more clients may be participating in the allocation of such investment opportunities while other clients are excluded from such allocations or are only offered the overflow or excess amounts of such opportunities even though such opportunities are within the broad scope of the investment strategies of those clients.

Overflow Accounts. The Adviser has previously accepted, and expects to continue to accept, “over-flow” accounts for certain strategies. In connection with this arrangement, it is typically agreed that such clients will rank behind “non-overflow accounts” with respect to the allocation of opportunities to make investments falling within the applicable strategy. Allocation of any excess capacity shall be made at the complete discretion of the Adviser (including as between over-flow accounts).

Allocation of Opportunities arising from the Adviser’s Relationships. Investment opportunities, including co-investment opportunities, may arise to the Adviser as the result of relationships developed by the Adviser with portfolio fund managers over time, including managers of underlying portfolio funds of clients of the Adviser. Such investment opportunities will generally be allocated among one or more clients of the Adviser, consistent with the usual procedures as provided above (which may or may not include clients invested in the relevant portfolio fund). For instance, a client executing a primary investment strategy may have a primary investment in a portfolio fund and any co-investment or secondary investment opportunity, as the case may be, originating from the manager of such portfolio fund may be allocated entirely to other clients of the Adviser executing a co-investment strategy or secondary investment strategy, respectively. Exceptions may be made on a case-by-case basis, for example where explicit pre-emption rights or rights of first refusal accrue to clients making the original investments or in the case of stapled transactions as described above.

Investor-Sourced Investment Opportunities. One or more separate account clients of the Adviser or investors in an Adviser-managed vehicle, such as an investor in an Adviser-managed account or an Adviser-managed fund-of-one, may itself have one or more direct or indirect relationships with fund sponsors, investment managers, potential portfolio funds or potential portfolio companies. Such clients and investors may obtain investment opportunities as a result of such relationships and may undertake to effectuate such investment opportunity through such Adviser-managed vehicle. Investment opportunities accruing to specific funds or clients (e.g., an opportunity accruing to a fund as a result of a right of first refusal or an investment opportunity sourced by a specific separate account client) will generally not be subject to the Adviser’s investment allocation process, and other clients of the Adviser may not share or participate in such investment opportunities sourced by such clients or investors.

Stapled Opportunities. A secondary strategy or a co-investment strategy may make a secondary investment or co-investment, as the case may be, that is contingent upon a primary investment to which the secondary investment or co-investment is “stapled,” and in such circumstances the Adviser may decide to treat the entire transaction (including the stapled primary) as a secondary investment or co-investment, as the case may be.

Strategic Opportunities. Similarly, when an opportunity arises, a secondary strategy or a co-investment strategy may make a “strategic primary” investment with an intention of facilitating the generation of future opportunities to make secondary or co-investments. However, there can be no assurance that such opportunities will arise at all or, if they do arise, that they will accrue to the benefit of the clients of the Adviser making such primary investment, by way of example only, because the commitment period of such client of the Adviser has expired.

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Clients Negotiating Their Own Access. In certain cases, the Adviser may provide portfolio construction services and investment due diligence services to third-party clients, who negotiate their own access to the underlying portfolio investments directly with the sponsor or manager of the relevant portfolio interest and independently of the Adviser. Where third-party clients negotiate their own access (including as to the quantum of the investment) to underlying portfolio investments, then it is the Adviser’s policy to ask the sponsor or manager of the relevant portfolio interest to treat the third-party client’s request entirely separately from the request made by the Adviser on behalf of all other funds or clients managed by the Adviser, such that the third-party client’s request will not be subject to the Adviser’s investment allocation process (much like an investor-sourced investment opportunity), while the request made by the Adviser on behalf of all other clients will be subject to the Adviser’s investment allocation process. In these cases and where the investment is capacity-constrained, similar to an allocation by the sponsor or manager to another unrelated third-party investor, the amount allocated by the sponsor or manager of the portfolio investment to other funds or clients managed by the Adviser will potentially be adversely impacted by the amount made available to the client that negotiates its own access. However, to manage any potential conflicts of interest, the Adviser does not allow third-party clients to elect arbitrarily to opt in or out of the Adviser’s investment allocation policy on a case-by-case basis.

From time to time, the Adviser and its affiliates will give advice and take action with respect to such other Adviser clients or for their own accounts that will differ from the advice or the timing or nature of action taken with respect to other clients.

Portfolio Differences. In certain circumstances, a client of the Adviser (“Client A”) with a similar investment strategy to another client of the Adviser (“Client B”) may experience a different portfolio construction and / or different investment performance to Client B, including for all the reasons described above. In addition, specifically in relation to primaries, the Adviser typically constructs a customised roadmap for each client that has a core primary investment strategy, which serves to record, on an indicative basis only (and subject inter alia to due diligence, investment approvals and contractual negotiations), the names of, and commitment amounts for, each target portfolio fund. The roadmaps of two clients with substantially similar strategies will be likely to differ from one another for numerous reasons, provided always that all target portfolio funds appearing on a client’s roadmap must be drawn from the Adviser’s approved list of investable private funds and must aim to achieve the client’s stated strategy.

Portfolio Manager Compensation and Securities Ownership

As of March 31, 2023, none of the portfolio managers had any direct or indirect beneficial ownership of the Fund.

Subject to available Pantheon (as defined below) profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon UK (as defined below). Such amounts are payable by Pantheon and not by the Master Fund or Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

CODES OF ETHICS

Each of the Master Fund, the Fund, the Adviser, and AMG Distributors, Inc. (“AMGD”) has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the “Codes of Ethics”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel (“Access Persons”). The Codes of Ethics apply to the Fund and the Master Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Master Fund or Fund. Under the Codes of Ethics, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities. The Codes of Ethics are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company. To the knowledge of the Fund, as of June 30, 2023, no persons and/or entities owned beneficially or of record more than 25% of the outstanding units of the Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act.

To the knowledge of the Fund, as of June 30, 2023, the Directors of the Fund and the officers of the Fund, as a group, owned less than 1% of the outstanding shares of each of the Class 2, Class 3 and Class 5 Units of the Fund and owned 1.14% of the outstanding Class 4 Units of the Fund.

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As of June 30, 2023, the following persons and/or entities owned beneficially or of record 5% or more of the outstanding Class 2, Class 4 and Class 5 Units of the Fund. As of June 30, 2023, the Fund did not know of any person and/or entity who owned beneficially or of record 5% or more of the outstanding Class 3 Units of the Fund. Class 1 units of the Fund are offered in a separate prospectus and statement of additional information.

Name and Address	Percentage Ownership
Class 2
Beacon Health System Inc. 615 North Michigan Street South Bend, Indiana 46601	6.59%
Class 4

Sterilite Corporation 30 Scales Lane Townsend, Massachusetts 01469	85.96%
Class 5
NFS LLC FBO The Giuffre Irrev Legacy Trust Nicholas P. Giuffre, Trustee 229 William Penn Boulevard West Chester, Pennsylvania 19382	5.38%

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Pantheon Ventures (US) LP serves as the Fund’s and Master Fund’s investment adviser. The Adviser is a limited partnership organized under the laws of the State of Delaware and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Affiliated Managers Group, Inc. (“AMG”), a publicly-traded company, indirectly owns a majority interest of the Adviser. The Adviser serves as investment adviser to the Fund and the Master Fund pursuant to investment advisory agreements entered into between the Fund and the Adviser and the Master Fund and the Adviser (the “Investment Management Agreements”). The Directors have engaged the Adviser to provide investment advice to the Fund and the Master Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board. As of December 31, 2022, the Adviser had approximately $92.8 billion in assets under discretionary or non-discretionary management or advice. The Adviser is an affiliate of Pantheon Ventures (UK) LLP (“Pantheon UK”), Pantheon Holdings Limited, Pantheon Ventures, Inc., and Pantheon Ventures (HK) LLP (together with the Adviser, each of their respective subsidiaries, subsidiary undertakings, successors and assigns, collectively “Pantheon”).

The Adviser has agreed to waive the management fee payable by the Fund, but charges the Master Fund a management fee, of which the Fund indirectly bears a pro rata share. The Adviser also charges each Subsidiary a management fee, of which the Fund and the Master Fund also indirectly bear a pro rata share. The method of calculating the management fees payable by the Master Fund is described in the Prospectus under “Management of the Fund— Investment Management Agreement.”

The Adviser is subject to an expense limitation and reimbursement agreement, which is described further in the Prospectus under “Fees and Expenses.” All fees waived and/or expenses reimbursed to (recouped from) the Fund pursuant to the Expense Limitation and Reimbursement Agreement for the fiscal years ended March 31, 2021, March 31, 2022, and March 31, 2023 are as follows:

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Amount waived (recouped)
Fiscal year ended March 31, 2021	$501,105
Fiscal year ended March 31, 2022	$(714,044)
Fiscal year ended March 31, 2023	$(860,161)

Administrator

AMG Funds LLC (the “Administrator”) serves as the Administrator for the Fund. The Administrator’s principal business address is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. The Administrator performs certain administration, accounting, and investor services for the Fund. In consideration for these services, the Fund pays the Administrator a fee based on the average net assets of the Fund (the “Administration Fee”). The Administrator also performs certain administration, accounting, and investor services for the Master Fund, and receives a fee from the Master Fund for such services. The Administrator is an indirect, wholly-owned subsidiary of AMG. As a result of its affiliation with AMG, the Administrator is an affiliate of the Adviser. AMGD, a wholly-owned subsidiary of the Administrator, serves as the Fund’s distributor and the distributor of the AMG Fund Complex, a mutual fund complex comprised of 45 different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Administrator maintains certain of the Fund’s and Master Fund’s accounts, books, and other documents required to be maintained under the 1940 Act at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other such accounts, books, and other documents are maintained at the offices of the Adviser (555 California Street, Suite 3450, San Francisco, California 94104 or 11 Times Square, 35th Floor, New York, New York 10036), or the Custodian (6023 Airport Road, Oriskany, New York 13424).

Custodian

The Bank of New York Mellon, a subsidiary of The Bank of New York Mellon Corporation (the “Custodian”), 6023 Airport Road, Oriskany, New York 13424, serves as a custodian and fund accounting agent for the Fund and Master Fund. The Custodian is responsible for holding all cash assets and portfolio securities of the Fund and the Master Fund in connection with the Fund’s and the Master Fund’s investments, releasing and delivering assets as directed by the Fund and the Master Fund, maintaining bank accounts in the names of the Fund and the Master Fund, receiving for deposit into such accounts payments for units of the Fund and the Master Fund, collecting income and other payments due the Fund and the Master Fund with respect to investments, paying out monies of the Fund and the Master Fund, and providing certain fund accounting services to the Fund and the Master Fund.

The Custodian may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency, or omnibus customer account of such custodian.

Independent Registered Public Accounting Firm

KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for the Fund and Master Fund. KPMG LLP conducts an annual audit of the financial statements of the Fund and Master Fund and may provide other audit, tax and related services. The financial statements contained in the Fund’s annual report for the fiscal year ended March 31, 2023 were audited by KPMG LLP, whose report, along with such audited financial statements, is incorporated herein by reference to the Fund’s annual report to members.

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Legal Counsel

Ropes & Gray LLP, Three Embarcadero Center, San Francisco, California 94111-4006, acts as legal counsel to the Fund and the Master Fund.

Organization and Management of Wholly-Owned Subsidiaries

The Master Fund may invest a portion of its assets, within the limitations of Subchapter M of the Code, as applicable, in the Corporate Subsidiary. The Master Fund may also invest a portion of its assets in the Lead Fund. Each Subsidiary is a limited liability company organized under the laws of Delaware.

Each Subsidiary is overseen by its own board of directors and is not registered under the 1940 Act. The Master Fund, as the sole member of each Subsidiary, does not have all of the protections offered by the 1940 Act to shareholders of investment companies registered under the 1940 Act with respect to its investment in each Subsidiary. However, each Subsidiary is wholly-owned and controlled by the Master Fund and the Master Fund’s Board oversees the investment activities of the Master Fund, including its investment in each Subsidiary, and the Master Fund’s role as sole member of each Subsidiary. The Adviser is responsible for each Subsidiary’s day-to-day business pursuant to a separate agreement with each Subsidiary.

Each Subsidiary’s board of directors currently has the same composition as the Master Fund’s Board.

Each Subsidiary has entered into a separate investment management agreement with the Adviser for the provision of advisory services. Under this agreement, the Adviser provides each Subsidiary with the same type of advisory services, under substantially the same terms, as are provided to the Master Fund.

The Subsidiaries have entered into contracts for the provision of custody services and fund administration and accounting services with the same service providers who provide those services to the Master Fund. Each Subsidiary bears the fees and expenses incurred in connection with the services that it receives pursuant to each of these separate agreements and arrangements. The Master Fund expects that the expenses borne by the Subsidiaries will not be material in relation to the value of the Master Fund’s assets.

For purposes of adhering to the Master Fund’s compliance policies and procedures, the Adviser treats the assets of each Subsidiary as if the assets were held directly by the Master Fund. The Chief Compliance Officer of the Master Fund makes periodic reports to the Master Fund’s Board regarding the management and operations of each Subsidiary.

The financial information of the Subsidiaries is consolidated into the Master Fund’s financial statements, as contained within the Master Fund’s annual and semiannual reports provided to members.

Please refer to the section titled “Certain U.S. Federal Income Tax Matters – Investment in the Master Fund” for information about certain tax considerations relating to the Master Fund’s investment in the Subsidiaries.

By investing in each Subsidiary, the Master Fund is indirectly exposed to the risks associated with each Subsidiary’s investments. The Investment Funds and other investments held by a Subsidiary are subject to the same risks that would apply to similar investments if held directly by the Master Fund. Each Subsidiary is subject to the same principal risks to which the Master Fund is subject (as described in the Fund’s prospectus). There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act, but the Subsidiaries will comply with certain sections of the 1940 Act and be subject to the same policies and restrictions as the Master Fund. The Master Fund wholly owns and controls each Subsidiary, and the Master Fund and each Subsidiary are both managed by the Adviser, making it unlikely that a Subsidiary will take action contrary to the interests of the Master Fund and its members. The Master Fund’s Board has oversight responsibility for the investment activities of the Master Fund, including its investment in each Subsidiary, and the Master Fund’s role as sole member of each Subsidiary. In managing a Subsidiary’s investment portfolio, the Adviser manages the Subsidiary’s portfolio in accordance with the Master Fund’s investment policies and restrictions.

The Adviser, as it relates to each Subsidiary, complies with provisions of the 1940 Act relating to investment advisory contracts under Section 15 as an investment adviser to the Master Fund under Section 2(a)(20) of the 1940 Act. The Master Fund complies with the provisions of the 1940 Act, including those relating to investment policies (Section 8) and capital structure and leverage

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(Section 18) on an aggregate basis with each Subsidiary, and each Subsidiary complies with the provisions relating to affiliated transactions and custody (Section 17).

Changes in the tax laws of the United States and/or the State of Delaware could result in the inability of the Master Fund and/or a Subsidiary to operate as described in the prospectus and this SAI and could adversely affect the Fund and its members.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund anticipates investing substantially all of its assets in the Master Fund in private transactions that will not involve brokerage commissions or markups. The Master Fund’s primary investments in Investment Funds, in which interests may be purchased directly from the Investment Fund, may be, but are generally not, subject to brokerage commissions or markups, although there will be legal and other expenses incurred as part of such investments. The Master Fund’s secondary investments in Investment Funds generally will be subject to brokerage commissions and other transaction expenses, and the Fund and the Master Fund anticipate that other portfolio transactions may be subject to such expenses as well. It is the policy of the Master Fund and Fund to obtain best results in connection with effecting its portfolio transactions taking into certain factors set forth below.

The Master Fund and Fund will bear commissions or spreads in connection with its portfolio transactions, if any. In placing orders, it is the policy of the Master Fund and Fund to obtain the best results, taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved, and other factors such as the broker-dealer’s risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Master Fund and Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks to obtain the best overall terms available for the Master Fund and Fund. In assessing the best overall terms available for any transaction, the Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Exchange Act). Consistent with any guidelines established by the Board of the Master Fund or Fund, as applicable, and Section 28(e) of the Exchange Act, the Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Master Fund or the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to its discretionary clients, including the Master Fund and the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Fund’s placement agent) and to take into account the sale of Units of the Fund if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. Given the focus on private equity investing, the Fund and the Master Fund are not expected to pay significant brokerage commissions.

For the fiscal year ended March 31, 2021, the Fund and the Master Fund paid $0 and $44 in brokerage commissions, respectively. For the fiscal year ended March 31, 2022, the Fund and the Master Fund paid $0 and $131 in brokerage commissions, respectively. For the fiscal year ended March 31, 2023, the Fund and the Master Fund paid $0 and $157 in brokerage commissions, respectively.

PROXY VOTING POLICIES AND PROCEDURES

The Fund and the Master Fund have delegated the voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies (as defined below) in accordance with the Adviser’s proxy voting policies and procedures, except

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with regards to investments in cash sweep funds (where the Adviser will typically vote as recommended by the cash sweep fund’s directors) and investments in other registered investment companies in reliance on the exemption provided by Section 12(d)(1)(F) of the 1940 Act, including cash sweep funds (where the Adviser will vote in the same proportion as the vote of all other shareholders of the other investment company). The proxy voting policies and procedures of the Adviser are attached as Appendix A. In general, the Adviser believes that voting proxies in accordance with the Adviser’s proxy voting policies and procedures will be in the best interests of the Fund and the Master Fund.

In exercising its voting discretion, the Adviser seeks to avoid any direct or indirect conflict of interest presented by the voting decision. No less frequently than annually, the Adviser will provide the Board a written report describing any issues arising under the Adviser’s proxy voting policies and procedures, including information about any material conflicts of interest and actions taken in response to those material conflicts of interest.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders (“proxies”).

The Master Fund may hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Master Fund, the Master Fund may seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Master Fund’s portfolio holdings during the 12-month period ending June 30 is available, without charge, upon request by calling (877) 355-1566, and on the SEC’s website at www.sec.gov.

CERTAIN U.S. FEDERAL INCOME TAX MATTERS

The following summary of certain U.S. federal income tax considerations is intended for general informational purposes only. This discussion is not tax advice. This discussion does not address all aspects of taxation (including state, local, or foreign taxes) that may be relevant to particular Investors in light of their own investment or tax circumstances, or to particular types of Investors (including insurance companies, tax-advantaged retirement plans, financial institutions or broker-dealers, foreign corporations, and persons who are not citizens or residents of the United States) subject to special treatment under U.S. federal income tax laws. This summary is based on the Code, the U.S. Treasury regulations thereunder, published rulings and court decisions, each as in effect as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or arrangements. Investors should consult their tax advisers to determine the suitability of Units of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The Fund invests substantially all of its assets in the Master Fund, and so substantially all of the Fund’s income will consist of distributions (or deemed distributions) from the Master Fund. Therefore, as applicable, references to the U.S. federal income tax treatment of the Fund, including to the assets owned, income earned by or decisions made by or on behalf of the Fund, will be to or will include the Master Fund, and, as applicable, the assets owned, income earned by or decisions made by or on behalf of the Master Fund.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

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U.S. Federal Income Taxation of the Fund – in General

Qualification for and Treatment as a Regulated Investment Company

The Fund has elected to be treated as a RIC under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the favorable tax treatment accorded RICs and their investors, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year, in a manner qualifying for the dividends-paid deduction.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in paragraph (b) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a RIC’s ability to meet the diversification test in paragraph (b) above.

If the Fund qualifies as a RIC that is accorded favorable tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its Investors in the form of dividends (including Capital Gain Dividends, as defined below) that qualify for the dividends-paid deduction.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund, which itself has elected to be treated and intends to qualify and be eligible to be treated as a RIC. The Fund generally expects to satisfy the requirements to qualify and be eligible to be treated as a RIC, provided that the Master Fund also meets these requirements; the Fund currently expects that the Master Fund will meet these requirements. Nonetheless, there can be no assurance that either the Fund or the Master Fund will so qualify and be eligible. If the Master Fund were to fail to satisfy the 90% gross income or diversification requirement for qualification as a RIC and were not to cure that failure (as described below), the Fund may as a result itself fail to meet the asset diversification test and may be ineligible to or may otherwise not cure such failure.

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The federal income tax rules applicable to the Master Fund’s investments are in certain cases unclear. An adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Master Fund, and thus the Fund, has satisfied the requirements to maintain its qualification as a RIC. See “Fund Investments” below.

From time to time, the Fund or the Master Fund may increase its investments in ETFs including in order to increase the percentage of its income constituting qualifying income.

If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded favorable tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to Investors as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate Investors and may be eligible to be treated as “qualified dividend income” in the case of Investors taxed as individuals, provided, in both cases, the Investor meets certain holding period and other requirements in respect of the Units of the Fund. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded favorable tax treatment. As stated above, this discussion of the U.S. federal income tax treatment of the Fund includes the Master Fund. If the Master Fund were to fail to qualify to be treated as a RIC, the Fund would also most likely fail to qualify as a RIC.

The Fund intends to distribute at least annually to its Investors all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and reserves the right to distribute annually substantially all its net capital gain. Any taxable income, including any net capital gain, retained by the Fund will be subject to tax at the Fund level at regular corporate rates. In the case of net capital gain, the Fund is permitted to designate the retained amount as undistributed capital gain in a timely notice to its Investors (or the Fund, in the case of the Master Fund making such designation) who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate share of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of Units owned by an Investor of the Fund (or interests in the Master Fund owned by the Fund, in the case of the Master Fund making such designation) would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the Investor’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the Investor under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, plus its (ii) other net ordinary loss, if any, attributable to the portion , if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax

If the Fund were to fail to distribute in a calendar year at least an amount generally equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of

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such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the income and gains of Investment Funds and co-investments treated as partnerships for federal tax purposes will be treated as arising in the hands of the Master Fund at the time realized and recognized by the Investment Funds or co-investments. Also, for purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. In addition, for these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Given the difficulty of estimating Master Fund income and gains in a timely fashion, each year the Master Fund is likely to be liable for a 4% excise tax, and it is possible that the Fund will also be liable for such tax.

Capital Loss Carryforwards

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a RIC retains or distributes such gains. A RIC may carry net capital losses forward to one or more subsequent taxable years without expiration. The Fund must apply long-term capital loss carryforwards first against long-term capital gains, and short-term capital loss carryforwards first against short-term capital gains. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual report for each fiscal year.

Because a RIC cannot “pass through” its losses to its investors, and thus the Master Fund cannot pass through losses to the Fund, any capital losses the Master Fund recognizes for U.S. federal income tax purposes will remain at the Master Fund level until the Master Fund can use them to reduce future capital gains. Accordingly, the Fund generally does not expect to realize any net capital losses, except possibly in the case where it disposes of a certain portion of its investment in the Master Fund at a loss as part of a tender offer by the Master Fund. For further discussion of the effect on the Fund of net capital losses realized by the Master Fund and of the consequences of a redemption by the Fund of a portion of its investment in the Master Fund, see “Investment in Master Fund” below.

Taxation of Fund Investments

The Master Fund may invest a significant portion of its assets in Investment Funds and co-investments that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Master Fund, and thus the Fund, may be required to recognize items of taxable income and gain prior to the time that the Master Fund receives corresponding cash distributions from an Investment Fund or co-investment. In such case, the Master Fund might have to borrow money or dispose of investments, including interests in Investment Funds, and the Fund might have to sell interests of the Master Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain their status as RICs and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Investment Funds and co-investments classified as partnerships for federal income tax purposes may generate income allocable to the Master Fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the Master Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Master Fund may not have timely or complete information concerning the amount and sources of such an Investment Fund’s or co-investment’s income until such income has been earned by the Investment Fund or co-investment or until a substantial amount of time thereafter, it may be difficult for the Master Fund to satisfy the 90% gross income test.

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Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the Master Fund’s investments in Investment Funds or co-investments that are classified as partnerships for federal income tax purposes. It is possible that the Master Fund and the Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Master Fund’s direct and indirect investments in order to ensure that the Master Fund meets the asset diversification test. In the event that the Master Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Master Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Master Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s and the Master Fund’s intention to qualify and be eligible for treatment as RICs can limit their ability to acquire or continue to hold positions in Investment Funds or co-investments that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

As stated above, unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of both the Fund and the Master Fund, as well as those indirectly attributable to the Fund as result of the Fund’s or the Master Fund’s investment in any Investment Fund (or other entity, including a co-investment or the Lead Fund) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Passive Foreign Investment Companies

The Master Fund may invest in Investment Funds or in other entities, including co-investments, that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes, and Investment Funds themselves may invest in entities that are classified as PFICs. Investments in PFICs could potentially subject the Master Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to its investors. The Master Fund (or, as applicable, the Investment Fund or another entity) generally may elect to avoid the imposition of that tax by, for example, electing to treat a PFIC in which it holds an interest as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Master Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distributions from the PFIC.

In certain circumstances, the Master Fund may be permitted to and elect to mark the gains (and to a limited extent losses) in such PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) such holdings on the last day of the Master Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. If the Master Fund realizes a loss with respect to a PFIC which has elected such mark-to-market treatment, whether by virtue of selling all or part of its interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Master Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC interests are sold, at which point the loss will be treated as a capital loss.

Where the mark-to-market election is made, it is possible that the Master Fund will be required to recognize income (which generally must be distributed to the Fund, and in turn to the Fund’s Investors) in excess of the distributions that it receives in respect of an interest in a PFIC. Accordingly, the Master Fund may need to borrow money or to dispose of investments, potentially including its interests in the PFIC, in order to make the distributions required in

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order to maintain its status as a RIC and to avoid the imposition of a federal income tax and/or the nondeductible 4% excise tax. There can be no assurances, however, that the Master Fund will be successful in this regard; if the Master Fund were unsuccessful in this regard, it could limit the ability of the Master Fund, and thus, the Fund to qualify and be eligible for treatment as a RIC.

In certain cases, neither the Fund nor the Master Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will thus not have control over whether the QEF or mark-to-market election is made.

If neither a “mark-to-market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences for the Master Fund, and thus the Fund: The holder of the PFIC interest would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the interests in a PFIC (collectively referred to as “excess distributions”), even if, where the holder is a RIC, those excess distributions are paid by the RIC as a dividend to its shareholders.

Because it is not always possible to identify a foreign corporation as a PFIC, in certain instances the Fund or the Master Fund may unexpectedly incur the tax and interest charges described above. Any such tax will reduce the value of an Investor’s investment in the Fund.

Investments in Other RICs

The Fund’s investment in shares of other mutual funds, ETFs or other companies that qualify as RICs, including, as discussed in “Investment in the Master Fund” below, the Master Fund, (each, an “underlying RIC”), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligible for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided that the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Derivatives, Hedging and Related Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

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Certain covered call-writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, the Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to Investors.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Book-Tax Differences

Certain of the Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund’s book income and its taxable income. If such a difference arises, and the Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded favorable tax treatment and to avoid an entity-level tax. In the alternative, if the Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its Units, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Special Rules for Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as having original issue discount (“OID”). OID is, very generally, the excess of the stated redemption price at maturity of a debt obligation over the issue price. OID is treated as interest income and is included in the Fund’s income and is required to be distributed over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the security during the year.

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Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund or an Investment Fund treated as a partnership, as applicable, may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund or Investment Fund, as applicable elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities, including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to Investors at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its Investors may receive a larger Capital Gain Dividend (as defined below) than if the Fund had not held such securities.

A portion of the OID accrued on certain high-yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without the consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

At-risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on such a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its eligibility for treatment as a RIC and does not become subject to U.S. federal income or excise tax.

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Foreign Currency Transactions

Any transaction by the Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to Investors and increase the distributions taxed to Investors as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Commodity-Linked Derivatives

The Fund’s use of commodity-linked derivatives can bear on or be limited by the Fund’s intention to qualify as a RIC. Income and gains from certain commodity-linked derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain Investments in REITs

Any investment by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund Investors for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to Investors of the RIC in proportion to the dividends received by such Investors, with the same consequences as if the Investors held the related interest directly. As a result, a RIC investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (See, “Tax-Exempt Shareholders” below).

In general, excess inclusion income allocated to Investors (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. Investor, will not qualify for any reduction in U.S. federal withholding tax. An Investor will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

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Investment in the Master Fund

Because the Fund will invest all or substantially all of its assets in the Master Fund, its distributable income and gains will normally consist entirely of distributions (or deemed distributions) from the Master Fund and gains and losses on the disposition of units of the Master Fund. To the extent that the Master Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to benefit from those losses unless (i) the losses are capital losses and the Master Fund realizes subsequent capital gains that it can reduce by those losses, or (ii) the Fund is able to recognize its share of the Master Fund’s losses when it disposes of units of the Master Fund. Even if the Fund were able to recognize its share of those losses by making such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of Master Fund units against its ordinary income (including distributions of any net short-term capital gains realized by the Master Fund).

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that the Fund will be required to distribute to Investors will be greater than such amounts would have been had the Fund invested directly in the securities held by the Master Fund, rather than investing in units of the Master Fund. For similar reasons, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Master Fund.

A redemption, if any, of Master Fund units (including a redemption in connection with a tender offer of the Fund) by the Fund generally will be treated as a distribution under Section 301 of the Code (a “Section 301 distribution”) unless the redemption is treated as being any of (i) a complete termination of the Fund’s interest in the Master Fund, (ii) “substantially disproportionate” with respect to the Fund or (iii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. The Fund expects that its redemptions, if any, of Master Fund units will be treated as Section 301 distributions. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Master Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the Fund’s tax basis in its units, and thereafter as capital gain.

In the case where the Fund is treated as having received a taxable dividend from the Master Fund, there is a risk that non-tendering investors in the Master Fund, and other investors in the Master Fund who tender some but not all of their units therein or not all of whose units therein are repurchased, in each case whose percentage interests in the Master Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Master Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming units of the Master Fund. Dividend treatment of a tender by the Master Fund would affect the amount and character of income required to be distributed by both the Master Fund and the Fund for the year in which the redemption occurred. It is possible that such a dividend would qualify as qualified dividend income; otherwise, it would be taxable as ordinary income.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its distributions as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to units of the Master Fund.

If the Fund receives dividends from the Master Fund, and the Master Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to units of the Master Fund.

The Fund expects to be a “qualified fund of funds”—that is, a RIC at least 50% of the total assets of which consists, at the close of each quarter of the RIC’s taxable year, of interests in other RICs (including the Master Fund). As a result, the Fund will be permitted to elect to pass through to its Investors foreign income taxes and other similar

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taxes paid by the Fund or Master Fund in respect of foreign securities held directly by the Fund or by the Master Fund, if the Master Fund itself elected to pass such taxes through to Investors, so that Investors in the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if the Fund or the Master Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxation” below for more information.

Failure of the Master Fund or the Fund to qualify and be eligible to be treated as a RIC would likely significantly reduce the investment return to the Fund’s Investors.

The Master Fund is permitted to invest up to 25% of its total assets in the Corporate Subsidiary, a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes. A RIC generally does not take into account income earned by a U.S. corporation in which it invests unless and until the corporation distributes such income to the RIC as a dividend. Where, as here, the Corporate Subsidiary is organized in the U.S., the Corporate Subsidiary will be liable for an entity-level U.S. federal income tax on its income from U.S. and non-U.S. sources, as well as any applicable state taxes, which will reduce the Master Fund’s return on its investment in the Corporate Subsidiary. If a net loss is realized by the Corporate Subsidiary, such loss is not generally available to offset the income of the Master Fund.

Foreign Taxation

Income, proceeds and gains received by the Fund or Master Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Master Fund’s assets at the end of its taxable year consists of the securities of foreign corporations, the Master Fund may elect to permit its investors, including the Fund, to claim a credit or deduction on their U.S. federal income tax returns for their pro rata portions of qualified taxes paid by the Master Fund to foreign countries in respect of foreign securities that the Master Fund has held for at least the minimum period specified in the Code. In such a case, the investors, including the Fund, will include in gross income from foreign sources their pro rata share of such taxes paid by the Master Fund. As discussed above, if the Fund is a qualified fund of funds, it also may elect to pass through to its Investors foreign taxes it has paid or foreign taxes passed through to it by any RIC, including the Master Fund, in which it invests that itself was eligible to elect and did elect to pass through such taxes to Investors (see “Investment in Master Fund” and “Investments in Other RICs” above). Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not so eligible or does not so elect, foreign taxes, if any, would nonetheless reduce the Fund’s taxable income. An Investor’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes passed through by the Fund is subject to certain limitations imposed by the Code, which may result in the Investor’s not receiving a full credit or deduction (if any) for the amount of such taxes. Investors who do not itemize deductions on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Investors that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

If the Fund is not eligible to or does not make the above election, the Fund’s taxable income will be reduced by the foreign taxes paid or withheld, and Investors will not be entitled separately to claim a credit or deduction with respect to such taxes. Members are advised to consult their own tax advisers with respect to the treatment of foreign source income and foreign taxes under the U.S. federal income tax laws.

Taxation of Investors

Distributions by the Fund

For U.S. federal income tax purposes, distributions of investment income are generally taxable to Investors as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long an Investor has owned his or her interests. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that

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are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to Investors as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued final regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to Investors as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the Investor and Fund level. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income. Distributions of investment income reported by the Fund as derived from eligible dividends will qualify for the “dividends-received deduction” in the hands of corporate Investors, provided holding period and certain other requirements are met. The Fund does not expect a significant portion of Fund distributions to be eligible for the dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things (i) distributions paid by the Fund of net investment income and capital gains and (ii) any net gain from the sale, exchange, or other taxable disposition of interests. Investors are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each Investor early in the succeeding year.

If the Fund makes a distribution to an Investor in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such Investor’s tax basis in its interests, and thereafter as capital gain. A return of capital is not taxable, but it reduces an Investor’s tax basis in its interests, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Investor of its interests.

Distributions are taxable as described herein whether Investors receive them in cash or reinvest them in additional interests. A dividend paid to Investors in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to Investors of record on a date in October, November, or December of that preceding year.

Distributions by the Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Distributions on the Fund’s interests are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular Investor’s investment. Such distributions are likely to occur in respect of interests purchased at a time when the Fund’s net asset value reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the Investor paid. Such distributions may reduce the fair market value of the Fund’s interests below the Investor’s cost basis in those interests. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.

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Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual Investor who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the Investor’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Investors

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt Investor of the RIC. Notwithstanding this “blocking” effect, a tax-exempt Investor could realize UBTI by virtue of its investment in the Fund if interests in the Fund constitute debt-financed property in the hands of the tax-exempt Investor within the meaning of Section 514(b) of the Code.

A tax-exempt Investor may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a RIC that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a RIC that recognizes “excess inclusion income,” then the RIC will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other Investor, and thus reduce such Investor’s distributions for the year by the amount of the tax that relates to such Investor’s interest in the Fund.

CRTs and other tax-exempt Investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Members should consult their tax advisors to determine the suitability of Units of the Fund as an investment through such plans.

Sale, Exchange or Redemption of Units

From time to time, the Fund intends to make a tender offer for its Units (as described under “Repurchases of Units and Transfers” in the Prospectus). Investors who tender all Fund interests (as previously defined, “Units”) held, or considered to be held, by them will be treated as having sold their interests and generally will realize a capital gain or loss, as discussed in the following paragraph. If an Investor tenders fewer than all of its Units or fewer than all Units tendered are repurchased, such Investor may be treated as having received a so-called “Section 301 distribution,” taxable in whole or in part as a dividend upon the tender of its Units, unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such Investor or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A Section 301 distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing an Investor’s tax basis in its Units, and thereafter as capital gain. Where the Investor is treated as receiving a dividend, there is a risk that non-tendering Investors and Investors who tender some but not all of their Units or fewer than all of whose

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Units are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable dividend distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Units of the Fund.

The sale, redemption or other taxable disposition of Fund Units generally will give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Units will be treated as long-term capital gain or loss if the Units have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Units will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Units held by an Investor for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the Investor with respect to the Units. Further, all or a portion of any loss realized upon a taxable disposition of Units will be disallowed under the Code’s “wash sale” rule if other substantially identical Units are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased Units will be adjusted to reflect the disallowed loss.

To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet tenders made pursuant to its tender offers or otherwise repurchases Units, the Fund will be required to make additional distributions to its Investors.

Upon the sale, exchange or redemption of Units, the Fund or, in the case of Units purchased through a financial intermediary, the financial intermediary, may be required to provide an Investor and the IRS with cost basis and certain other related tax information about the Units the Investor sold, exchanged or redeemed. See the Prospectus for more information.

Foreign Investors

Distributions by the Fund to an Investor that is not a “U.S. person” within the meaning of the Code (a “Foreign Investor”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Foreign Investor, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to Investors. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual Foreign Investor who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the Foreign Investor of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a Foreign Investor (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the Foreign Investor is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the Foreign Investor and the Foreign Investor is a controlled foreign corporation. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Foreign Investors. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of Units held through an intermediary, the intermediary may withhold even if a RIC reports all or a portion of a payment as an interest-related or short-term capital gain dividend to investors. Foreign Investors should contact their intermediaries regarding the application of these rules to their accounts.

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Distributions by the Fund to Foreign Investors other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A Foreign Investor is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Units of the Fund unless (i) such gain is effectively connected with the conduct by the Foreign Investor of a trade or business within the United States, (ii) in the case of a Foreign Investor that is an individual, the Investor is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Foreign Investor’s sale of Units of the Fund (as described below).

Special rules would apply if the Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or very generally, an entity that has been a USRPHC in the last five years. A RIC that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in the Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% Foreign Investor, in which case such Foreign Investor generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a Foreign Investor attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s Foreign Investors and would be subject to U.S. tax withholding. In addition, such distributions could result in the Foreign Investor being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Foreign Investor, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Foreign Investor’s current and past ownership of the Fund.

The Fund generally does not expect that it will be a QIE.

Foreign Investors also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Units of the Fund. In general, if a Foreign Investor disposes of an interest in a domestically controlled QIE during the 30-day period before the ex-dividend date of a distribution that the Foreign Investor would (but for the disposition) have treated as USRPI gain, and acquires, or enters into a contract or option to acquire, a substantially identical interest in that entity during the 61-day period that began on the first day of the 30-day period, the Foreign Investor is treated as having USRPI gain in an amount equal to the portion of such distribution that would have been treated as USRPI gain in the absence of such disposition.

Foreign Investors with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Foreign Investor within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in Units of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Foreign Investor is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the Foreign Investor in the United States. More generally, Foreign Investors who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

35

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Foreign Investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Investors should consult their tax advisors in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Units through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Units through foreign entities should consult their tax advisors about their particular situation.

Foreign Investors should consult their tax advisors and, if holding Units through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. A Foreign Investor may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax Shelter Reporting Regulations

Under Treasury regulations, if an Investor recognizes a loss of $2 million or more for an individual Investor or $10 million or more for a corporate Investor (or a greater loss over a combination of years), the Investor must file with the IRS a disclosure statement on IRS Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, investors in a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to investors in most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Investors should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Investor Reporting Obligations with Respect to Foreign Bank and Financial Accounts

Investors that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Investors should consult a tax advisor, and persons investing in the Fund through an intermediary should consult their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its interest holders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If an Investor fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that Investor on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Foreign Investors described above (e.g., short-term capital gain dividends, and interest-related dividends).

Each prospective Investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective Investor’s own situation, including investments through an intermediary.

36

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective Investors should consult their tax advisors regarding the specific federal tax consequences of purchasing, holding, and disposing of interests of the Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

FINANCIAL STATEMENTS

The audited financial statements and related report of KPMG LLP, the Fund’s independent registered public accounting firm, are contained in the Fund’s annual report to members and are hereby incorporated by reference thereto. No other portions of the Fund’s annual report will be incorporated by reference. A copy of the Fund’s annual report may be obtained without charge by contacting BNY Mellon Investment Servicing (US) Inc. at (877) 355-1566 or on the SEC’s website at www.sec.gov.

37

APPENDIX A: ADVISER PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policy

Last Reviewed June 2023

Overview and Policies

Pantheon Group1 (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.2 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon-managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon-managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

[1]

Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Ventures (HK) LLP, Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

[2]	SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients, on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[3] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer for the appropriate jurisdiction.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board, as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

[3]

For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;

2.	A copy of each proxy statement the firm receives regarding client’s securities;

3.	A record of each vote cast by the firm on behalf of a client;

4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.	Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.	Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.	Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.	Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.	Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.	State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.	Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.	Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis. With respect to ERISA accounts, the consideration must be based on factors in line with DOL guidance and/or particular state pension plan regulation, as applicable, that are reasonably determined to be in the best interest of the clients.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.	Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.	Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.	Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.	Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.	Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

PART C. OTHER INFORMATION

Item 25.	Financial Statements and Exhibits.

1.	Financial Statements:	Included in Part A: Not applicable. Included in Part B: Audited financial statements and related report of KPMG LLP

2.	Exhibits:

	(a)	(1) Certificate of Formation. (i)
(2) Limited Liability Company Agreement – included as Appendix A to the Registrant’s Prospectus. (3) By-Laws dated December 9, 2015. (iv)

	(b)	Not Applicable.

	(c)	Not Applicable.

	(d)	See Item 25(2)(a)(2).

	(e)	None.

	(f)	Not Applicable.

	(g)	(1) (a) Form of Investment Management Agreement. (i) (b) Amendment No. 1 to Investment Management Agreement. (iii)
(2) Fourth Amended and Restated Expense Limitation and Reimbursement Agreement. (x)

(h)

(1) Third Amended and Restated Distribution Agreement. (v)

(2) Form of Amendment to Third Amended and Restated Distribution Agreement. (viii)

(3) Sub-Distribution Agreement between AMG Distributors, Inc. and Pantheon Securities, LLC. (v)

(4) Form of Amended and Restated Distribution and Service Plan. (viii)

(5) Form of Multiple Class Expense Allocation Plan Pursuant to Rule 18f-3. (viii)

(6) Amendment to Sub-Distribution Agreement between AMG Distributors, Inc. and Pantheon Securities, LLC. (ix)

(7) Amendment to Third Amended and Restated Distribution Agreement. (xii)

(8) Amendment to Sub-Distribution Agreement between AMG Distributors, Inc. and Pantheon Securities, LLC. (xii)

	(i)	Not Applicable.

(j)	(1) Form of Custody Agreement between the Registrant, AMG Pantheon Master Fund, LLC (the “Master Fund”) and The Bank of New York Mellon. (ii)
(2) Amendment to Custody Agreement dated April 9, 2019. (vii) (3) Amendment to Custody Agreement dated June 23, 2021. (x)

(k)	(1) Form of Administration Agreement between the Registrant and AMG Funds LLC. (i)

(2) (a) Form of Transfer Agency and Shareholder Services Agreement between the Registrant, the Master Fund and BNY Mellon Investment Servicing (US) Inc. (ii)

(b) Amendment No. 1 to Transfer Agency and Shareholder Services Agreement. (viii)

(c) Amendment No. 2 to Transfer Agency and Shareholder Services Agreement. (viii)

(d) Amendment No. 3 to Transfer Agency and Shareholder Services Agreement. (x)

(e) Amendment No. 4 to Transfer Agency and Shareholder Services Agreement – filed herewith.

(3) (a) Form of Fund Administration and Accounting Agreement between the Registrant, the Master Fund and The Bank of New York Mellon. (ii)

(b) Amendment to Fund Administration and Accounting Agreement dated April 9, 2019. (vii)

(c) Amendment to Fund Administration and Accounting Agreement dated April 16, 2021. (x)

(d) Amendment to Fund Administration and Accounting Agreement dated June 23, 2021. (x)

(4) Form of State Filing Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (ii)

(l)	(1) Opinion and consent of Ropes & Gray LLP as to the Registrant’s Shares. (ix)

(2) Opinion and consent of Ropes & Gray LLP as to the Registrant’s Shares. (x)

(3) Opinion and consent of Ropes & Gray LLP as to the Registrant’s Shares. (xi)

(4) Opinion and consent of Ropes & Gray LLP as to the Registrant’s Shares. (xii)

(5) Opinion and consent of Ropes & Gray LLP as to the Registrant’s Shares – filed herewith.

(m)	Not Applicable.

(n)	Consent of KPMG LLP – filed herewith.

(o)	Not Applicable.

(p)

(1) Subscription Agreement for Class 1 Units – filed herewith.

(2) Subscription Agreement for Class 2 and Class 3 Units – filed herewith.

(3) Subscription Agreement for Class 4 Units – filed herewith.

(4) Subscription Agreement for Class 5 Units – filed herewith.

(q)	Not Applicable.

(r)	(1) Code of Ethics of AMG Pantheon Fund, LLC – filed herewith.
(2) Code of Ethics of Pantheon Ventures (US) LP – filed herewith.
(3) Code of Ethics of AMG Distributors, Inc. – filed herewith.

(s)	Calculation of Filing Fee Tables – filed herewith.

(t)	Power of Attorney for Directors and certain Officers – filed herewith.

Notes:

(i)	Filed as an exhibit to the Registrant’s Registration Statement on Form N-2, Registration No. 811-22973 (filed May 28, 2014), and hereby incorporated by reference.
(ii)	Filed as an exhibit to the Registrant’s Registration Statement No. 333-199318 under the Securities Act of 1933, and Amendment No. 2 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed October 15, 2014), and hereby incorporated by reference.
(iii)	Filed as an exhibit to the Registrant’s Registration Statement No. 333-199318 under the Securities Act of 1933, and Amendment No. 4 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed October 26, 2015), and hereby incorporated by reference.
(iv)	Filed as an exhibit to Amendment No. 1 to the Registrant’s Registration Statement No. 333-199318 under the Securities Act of 1933, and Amendment No. 5 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed May 20, 2016), and hereby incorporated by reference.
(v)	Filed as an exhibit to the Registrant’s Registration Statement No. 333-224873 under the Securities Act of 1933, and Amendment No. 10 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed May 11, 2018), and hereby incorporated by reference.
(vi)	Filed as an exhibit to the Registrant’s Registration Statement No. 333-224873 under the Securities Act of 1933, and Amendment No. 11 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed July 24, 2018), and hereby incorporated by reference.
(vii)	Filed as an exhibit to Amendment No. 1 to the Registrant’s Registration Statement No. 333-224873 under the Securities Act of 1933, and Amendment No. 12 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed May 10, 2019), and hereby incorporated by reference.
(viii)	Filed as an exhibit to the Registrant’s Registration Statement No. 333-238184 under the Securities Act of 1933, and Amendment No. 14 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed May 11, 2020), and hereby incorporated by reference.

(ix)	Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement No. 333-238184 under the Securities Act of 1933, and Amendment No. 15 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed July 24, 2020), and hereby incorporated by reference.
(x)	Filed as an exhibit to the Registrant’s Registration Statement No. 333-258314 under the Securities Act of 1933, and Amendment No. 16 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed July 30, 2021), and hereby incorporated by reference.
(xi)	Filed as an exhibit to the Registrant’s Registration Statement No. 333-264013 under the Securities Act of 1933, and Amendment No. 17 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed March 31, 2022), and hereby incorporated by reference.
(xii)	Filed as an exhibit to the Registrant’s Registration Statement No. 333-266399 under the Securities Act of 1933, and Amendment No. 19 to Registration Statement No. 811-22973 under the Investment Company Act of 1940 (filed July 29, 2022), and hereby incorporated by reference.

Item 26.	Marketing Arrangements:

Not Applicable.

Item 27.	Other Expenses of Issuance and Distribution:

Not Applicable.

Item 28.	Persons Controlled by or Under Common Control with Registrant:

Each of AMG Pantheon Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Lead Fund, LLC (the “Lead Fund”), each a Delaware limited liability company, is a wholly-owned subsidiary of the Master Fund and is consolidated for financial reporting purposes. In addition, the Registrant, the Master Fund, the Corporate Subsidiary, and the Lead Fund may be deemed to be controlled by Pantheon Ventures (US) LP, the adviser of the Registrant, the Master Fund, the Corporate Subsidiary, and the Lead Fund (the “Adviser”). Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the “SEC”) (File No. 801-71327), and is incorporated herein by reference.

Item 29.	Number of Holders of Securities as of June 1, 2023:

Title of Class	Number of Record Holders
Class 1	5,103
Class 2	2,005
Class 3	2,014
Class 4	52
Class 5	539

Item 30.	Indemnification:

Reference is made to Section 3.6 of the Registrant’s Limited Liability Company Agreement (the “LLC Agreement”), included as Appendix A to the Prospectus, and to Paragraph 7 of the Registrant’s Investment Management Agreement (the “Investment Management Agreement”), filed as Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-2, Registration No. 811-22973 (filed May 28, 2014). The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement and the Investment Management Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify. In addition, Affiliated Managers Group, Inc. maintains insurance on behalf of Garret W. Weston, an employee of Affiliated Managers Group, Inc. and an interested director of the Fund, against certain liability asserted against and incurred by, or arising out of, his position.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser:

The Adviser is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund” and “Investment Management and Other Services,” respectively. Information regarding any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each member, director, executive officer, or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, director, officer, employee, partner or director, is included in its Form ADV as filed with the SEC (File No. 801-71327), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records:

AMG Funds LLC, the Registrant’s administrator, maintains certain required accounting related and financial books and records of the Registrant at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. Other required books and records are maintained by Pantheon Ventures (US) LP at 555 California Street, Suite 3450, San Francisco, California 94104 or 11 Times Square, 35th Floor, New York, New York 10036 or by The Bank of New York Mellon at 6023 Airport Road, Oriskany, New York 13057.

Item 33.	Management Services:

None.

Item 34.	Undertakings:

1. Not Applicable.

2. Not Applicable.

3. The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)

that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:;

(1)	if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

If the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. Not applicable.

5. Not applicable.

6. Not applicable.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Registration Statement meets all of the requirements for effectiveness under paragraph (b) of Rule 486 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut, on the 27th day of July, 2023.

AMG PANTHEON FUND, LLC

By:	/s/ Keitha L. Kinne
Name: Keitha L. Kinne
Title: Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ Kurt Keilhacker*	Director	July 27, 2023
Kurt Keilhacker

/s/ Eric Rakowski*	Director	July 27, 2023
Eric Rakowski

/s/ Victoria Sassine*	Director	July 27, 2023
Victoria Sassine

/s/ Garret W. Weston*	Director	July 27, 2023
Garret W. Weston

/s/ Keitha L. Kinne	Principal Executive Officer	July 27, 2023
Keitha L. Kinne

/s/ Thomas Disbrow	Principal Financial and Accounting Officer	July 27, 2023
Thomas Disbrow

By: /s/ Thomas Disbrow
Thomas Disbrow

*	Attorney-in-Fact pursuant to the Power of Attorney for Directors and certain Officers filed herewith.

SIGNATURES

AMG Pantheon Master Fund, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford and State of Connecticut, on the 27th day of July, 2023.

AMG PANTHEON MASTER FUND, LLC

By:	/s/ Keitha L. Kinne
Name: Keitha L. Kinne
Title: Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ Kurt Keilhacker*	Director	July 27, 2023
Kurt Keilhacker

/s/ Eric Rakowski*	Director	July 27, 2023
Eric Rakowski

/s/ Victoria Sassine*	Director	July 27, 2023
Victoria Sassine

/s/ Garret W. Weston*	Director	July 27, 2023
Garret W. Weston

/s/ Keitha L. Kinne	Principal Executive Officer	July 27, 2023
Keitha L. Kinne

/s/ Thomas Disbrow	Principal Financial and Accounting Officer	July 27, 2023
Thomas Disbrow

By: /s/ Thomas Disbrow
Thomas Disbrow

*	Attorney-in-Fact pursuant to the Power of Attorney for Directors and certain Officers filed herewith.

EXHIBIT INDEX

Exhibit No.	Description

(k)(2)(e)	Amendment No. 4 to Transfer Agency and Shareholder Services Agreement

(l)(5)	Opinion and consent of Ropes & Gray LLP as to the Registrant’s Shares

(n)	Consent of KPMG LLP

(p)(1)	Subscription Agreement for Class 1 Units

(p)(2)	Subscription Agreement for Class 2 and Class 3 Units

(p)(3)	Subscription Agreement for Class 4 Units

(p)(4)	Subscription Agreement for Class 5 Units

(r)(1)	Code of Ethics of AMG Pantheon Fund, LLC

(r)(2)	Code of Ethics of Pantheon Ventures (US) LP

(r)(3)	Code of Ethics of AMG Distributors, Inc.

(s)	Calculation of Filing Fee Tables

(t)	Power of Attorney for Directors and certain Officers